UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

Marshall Funds, Inc. d/b/a BMO Funds

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

BMO Asset Management Corp.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

[Insert annual report here]

BMO Funds

Annual Report

August 31, 2012

Equity Funds

BMO Large-Cap Value Fund

BMO Dividend Income Fund

BMO Large-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Mid-Cap Growth Fund

BMO Small-Cap Value Fund

BMO Small-Cap Growth Fund

BMO Pyrford International Stock Fund

BMO Lloyd George Emerging Markets Equity Fund

Balanced Funds

BMO Pyrford Global Strategic Return Fund

Income Funds

BMO Ultra Short Tax-Free Fund

BMO Short-Term Income Fund

BMO Short-Intermediate Bond Fund

BMO Intermediate Tax-Free Fund

BMO Government Income Fund

BMO TCH Corporate Income Fund

BMO Aggregate Bond Fund

BMO TCH Core Plus Bond Fund

BMO Monegy High Yield Bond Fund

Money Market Funds

BMO Government Money Market Fund

BMO Tax-Free Money Market Fund

BMO Prime Money Market Fund

Commentaries

BMO Large-Cap Value Fund	1	BMO Short-Term Income Fund	12
BMO Dividend Income Fund	2	BMO Short-Intermediate Bond Fund	13
BMO Large-Cap Growth Fund	3	BMO Intermediate Tax-Free Fund	14
BMO Mid-Cap Value Fund	4	BMO Government Income Fund	15
BMO Mid-Cap Growth Fund	5	BMO TCH Corporate Income Fund	16
BMO Small-Cap Value Fund	6	BMO Aggregate Bond Fund	17
BMO Small-Cap Growth Fund	7	BMO TCH Core Plus Bond Fund	18
BMO Pyrford International Stock Fund	8	BMO Monegy High Yield Bond Fund	19
BMO Lloyd George Emerging Markets Equity Fund	9	BMO Government Money Market Fund	20
		BMO Tax-Free Money Market Fund	21
BMO Pyrford Global Strategic Return Fund	10	BMO Prime Money Market Fund	22
		Explanation of the Indexes and Notes in the Commentary
BMO Ultra Short Tax-Free Fund	11		23

Financial Information

Expense Example			26

Schedules of Investments:
BMO Large-Cap Value Fund	28	BMO Ultra Short Tax-Free Fund	45
BMO Dividend Income Fund	29	BMO Short-Term Income Fund	61
BMO Large-Cap Growth Fund	31	BMO Short-Intermediate Bond Fund	65
BMO Mid-Cap Value Fund	33	BMO Intermediate Tax-Free Fund	67
BMO Mid-Cap Growth Fund	34	BMO Government Income Fund	88
BMO Small-Cap Value Fund	36	BMO TCH Corporate Income Fund	90
BMO Small-Cap Growth Fund	38	BMO Aggregate Bond Fund	94
BMO Pyrford International Stock Fund	40	BMO TCH Core Plus Bond Fund	97
BMO Lloyd George Emerging Markets Equity Fund	41	BMO Monegy High Yield Bond Fund	100
		BMO Government Money Market Fund	106
BMO Pyrford Global Strategic Return Fund	43	BMO Tax-Free Money Market Fund	107
		BMO Prime Money Market Fund	110

Statements of Assets and Liabilities			114
Statements of Operations			119
Statements of Changes in Net Assets			124
Financial Highlights			130
Notes to Financial Statements			136

Report of Independent Registered Public Accounting Firm			161

Directors and Officers of the Funds			162

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts			164

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	BMO Large-Cap Value Fund

Fund Managers:	Daniel L. Sido; Jason C. Hans, CFA and Ernesto Ramos, Ph.D., began investment experience in 1985, 1999 and 1988, respectively

The BMO Large-Cap Value Fund (the Fund) returned 16.04% for the fiscal year ended August 31, 2012 versus the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, which returned 17.29% and 14.22%, respectively.

The fiscal year started last year in the midst of a significant market sell off last summer based on the ongoing Eurozone debt issues. Investors expected that Europe would slide into a full blown recession and drag the U.S. economy down with it. The month of September 2011 represented the final leg down as the Russell 1000® Value Index fell 7.55% over the month. However, coordinated central bank action and continued strong earnings from U.S. companies reinvigorated investors and sparked a strong market rally through the end of 2011 and the first quarter of 2012. When the dust cleared at the end of the fiscal year, the U.S. equity market had posted one of the better years in recent history.

The Fund’s performance for the fiscal year exceeded its Lipper peer average, but modestly trailed its broad benchmark. One of the key drivers of this year’s performance was our concentration in the refining industry within the Energy sector. Historically wide spreads between the price of crude oil and the price of refined products drove outstanding stock price performance for the industry. The Fund benefitted significantly from holdings of Tesoro Corp. (1.8% of the Fund, 40.0%), which posted stellar earnings and announced an acquisition of British Petroleum’s California refining operations at a highly attractive price.

Strong stock selection within the Consumer Discretionary sector also aided the performance of the Fund this year. The position in Dillard’s, Inc., Class A (1.4% of the Fund, 45.0%) was one of the top performing stocks in the Fund. Dillard’s stock beat earnings expectations consistently over the last year and was appropriately bid up on the news. The largest detractor to Fund performance came from stock selection within the Consumer Staples, primarily driven by Tyson Foods, Inc., Class A (1.4% of the Fund, -16.0%). The fundamentals of the company are strong and it is a market leader, however, their input costs exploded this summer with the rapid increase in corn prices due to the extreme drought in the Midwest.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	Russell 1000® VI	LLCVFI
1-year	16.04%	17.29%	14.22%
5-year	(1.09)%	(0.85)%	(0.98)%
10-year	4.82%	6.57%	5.56%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	Russell 1000® VI	LLCVFI
1-year	16.32%	17.29%	14.22%

Since inception:
1/31/08	(0.02)%	0.53%	0.43%

Expense Ratios	Gross	Net
Investor shares	1.28%	1.24%
Institutional shares	1.03%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	12.5%
Consumer Staples	7.1
Energy	12.7
Financials	22.8

Healthcare	16.4
Industrials	6.6
Information Technology	9.3
Materials	5.2

Telecommunication Services	1.1
Utilities	4.7
Other Assets & Liabilities, Net	1.6

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Dividend Income Fund

Fund Manager:	Daniel P. Brown, CFA, began investment experience in 1997

The BMO Dividend Income Fund (the Fund) returned 9.28% for the period from inception (December 29, 2011) through the fiscal year ended August 31, 2012 versus the Russell 1000® Value Index, the Standard & Poor’s 500® Index and the Lipper Equity Income Funds Index, which returned 11.67%, 13.03% and 10.12%, respectively.

Macro themes continued to dominate the headlines during the past year and investors were forced to consider their effects on individual stocks. The themes that drew the most attention this year were whether the Federal Reserve (the Fed) should, or would, pursue more unconventional policy measures such as Quantitative Easing to stimulate the economy, the Euro debt concerns, a China growth slowdown, and lastly U.S. Presidential election uncertainty and how this will affect tax rates next year. The Fed and other central banks around the world responded to below average economic growth by pursing more stimulative monetary growth which propelled stocks broadly higher. The Fund underperformed mainly as a result of trailing in the months of January and August as investors bid up more cyclical exposed stocks that benefitted from the monetary stimulus. We remain committed to our strategy of investing in stable, mature, dividend paying companies that are able to perform well regardless of the economic and political backdrop.

The single biggest reason for underperformance was an underweight position in Information Technology and specifically Apple, Inc. (0.5% of the Fund, 11.5%). We initiated a modest position in Apple, Inc. during July after the company initiated a dividend policy in March. Given the strong 65% return in Apple, Inc. and its outsized weight in the Standard & Poor’s 500® Index at nearly 5%, this one stock contributed greatly to our underperformance. Even though the Information Technology sector has come a long way in the past few years with growing their dividends, it is still a below average yielder and, therefore, difficult to justify a higher weighting in the Fund at this time. This sector underweight also contributed to Fund underperformance.

The Fund benefitted from strong stock selection within the Materials sector from solid performance in Eastman Chemical Co. (1.4% of the Fund, 43.0%) and PPG Industries, Inc. (1.0% of the Fund, 34.0%). Both companies benefitted from cheap natural gas and natural gas liquids due to the unconventional shale drilling boom in the U.S. Eastman Chemical Co. has also benefitted from the anticipation of a very accretive purchase of Solutia struck at the beginning of the year. Conversely, PPG Industries, Inc. has benefitted by their decision to divest their commodity chemical business to Georgia Gulf, thereby facilitating their re-rating to a specialty chemical multiple.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Cumulative
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	Russell 1000® VI	S&P 500®	LEIFI
Since inception:
12/29/11	9.28%	11.67%	13.03%	10.12%

Cumulative
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	Russell 1000® VI	S&P 500®	LEIFI
Since inception:
12/29/11	9.50%	11.67%	13.03%	10.12%

Expense Ratios	Gross	Net
Investor shares	1.69%	0.90%
Institutional shares	1.44%	0.65%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	10.4%
Consumer Staples	12.3
Energy	11.9
Financials	13.0

Healthcare	12.7
Industrials	10.0
Information Technology	6.5
Materials	4.4

Telecommunication Services	6.8
Utilities	8.4
Other Assets & Liabilities, Net	3.6

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Large-Cap Growth Fund

Fund Managers:	Jason C. Hans; CFA, Daniel L. Sido and Ernesto Ramos, Ph.D., began investment experience in 1999, 1985 and 1988, respectively

The BMO Large-Cap Growth Fund (the Fund) returned 18.30% for the fiscal year ended August 31, 2012 versus the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Index, which returned 17.36% and 12.21%, respectively.

The fiscal year started in the midst of a significant market sell off last summer based on the ongoing Eurozone debt issues. Investors expected that Europe would slide into a full blown recession and drag the U.S. economy down with it. The month of September 2011 represented the final leg down as the Russell 1000® Growth Index fell 7.4% over the month. However, coordinated central bank action and continued strong earnings from U.S. companies reinvigorated investors and sparked a strong market rally through the end of 2011 and the first quarter of 2012. When the dust cleared at the end of the fiscal year, the U.S. equity market had posted one of the better years in recent history.

The Fund had a strong year outperforming both the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Index. Stock selection within the Industrial sector was one of the biggest drivers of outperformance this year. The position in TransDigm Group, Inc. (1.4% of the Fund, 21.0%) was a key contributor to performance as the producer of aircraft parts posted strong growth across the board this year. Additionally, the avoidance of the more cyclical Industrial stocks, such as Caterpillar (0.0% of the Fund, -23.0%) was very beneficial.

The Fund also benefitted from an overweight to the Information Technology sector, as well as from stock selection with Information Technology. ASML Holding NV (ASML) (0.9% of Fund, 26.0%) was a top contributor in the sector as investors responded to the news that Intel announced a plan to acquire up to 15% of ASML’s equity to fund a large portion of ASML’s research and development budget.

The Healthcare sector was more challenging this year as the Fund’s overweight to the sector detracted from performance as did poor stock selection. The largest detractor within Healthcare was Humana, Inc. (0.8% of the Fund, -19.0%) which was punished by investors after the Supreme Court’s unexpected ruling on the healthcare reform bill.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	Russell 1000® GI	LMLCGFI
1-year	18.30%	17.36%	12.21%
5-year	2.35%	3.69%	1.85%
10-year	5.79%	7.02%	7.59%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	Russell 1000® GI	LMLCGFI
1-year	18.47%	17.36%	12.21%

Since inception:
1/31/08	4.07%	5.12%	2.99%

Expense Ratios	Gross	Net
Investor shares	1.28%	1.24%
Institutional shares	1.03%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	13.8%
Consumer Staples	9.5
Energy	2.1
Financials	7.2

Healthcare	14.0
Industrials	11.3
Information Technology	33.3
Materials	1.8

Telecommunication Sevices	5.1
Other Assets & Liabilities, Net	1.9

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Mid-Cap Value Fund

Fund Managers:	Matthew B. Fahey; Gregory S. Dirkse, CFA and Brian J. Janowski, CFA, CPA, began investment experience in 1984, 1999 and 2002, respectively

The BMO Mid-Cap Value Fund (the Fund) returned 11.47% for the fiscal year ended August 31, 2012 versus the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index, which returned 14.79% and 13.18%, respectively.

The fiscal year started with a 9% loss in the month of September, which was preceded by four consecutive monthly declines. The market reversed trend in October, recording a 12% gain and then continued to advance for the better part of the next six months. On again, off again rallies punctuated the year as the markets reacted to Federal Reserve actions, European issues, and domestic employment trends. In the end, double digit gains were achieved for the second straight year. Nine of ten economic sectors in the Russell Index recorded positive results for the year ranging from 27% in Consumer Discretionary to 2% in Energy. Telecom Services, the smallest sector in the index, fell 9%.

In terms of performance attribution for the Fund, stock selection in the Financials, Materials, and Healthcare sectors achieved strong relative results. In the Financials sector, Discover Financial Services (2.2% of the Fund) advanced over 50%, as the company experienced falling delinquencies and results exceeded expectations. Fifth Third Bancorp (2.2% of the Fund) moved ahead 46% as investors discovered bank stock valuations were inexpensive compared to the overall market. In the Materials sector, all stocks in the portfolio advanced and were led by International Paper Co. (1.4% of the Fund), which was up over 30%. Outperformance in the Healthcare Sector was driven by DaVita, Inc. (1.6% of the Fund) and Community Health Systems, Inc. (1.4% of the Fund), each moving higher by approximately 32%.

Alternatively, the Fund’s Consumer Discretionary, Consumer Staples, and Energy sectors each trailed their respective sectors in the Russell Index. In Consumer Discretionary, Expedia, Inc. (0.0% of the Fund) was the best performer (up 84%), but that was not sufficient to overcome the roughly 24% and 12% declines in Staples, Inc. (1.5% of the Fund) and Whirlpool Corp. (0.0% of the Fund), respectively. Consumer Staples underperformed the index as grocery store owners Kroger Co. (1.8% of the Fund) and Safeway Inc. (1.3% of the Fund) both fell during the year. Energy results were hampered by several natural gas stocks, as the falling price of the commodity dampened investor interest in the subgroup.

Sector allocation was a net negative to overall performance, as overweights in the underperforming Healthcare and Energy sectors exceeded the positive attribution achieved from an overweight position in Consumer Discretionary. Sector allocation is a by-product of the stock selection process and is not the driving force of investment decisions. The Fund’s focus has always been on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	RMCVI	LMCVFI
1-year	11.47%	14.79%	13.18%
5-year	1.32%	1.78%	1.38%
10-year	7.72%	9.54%	8.65%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	RMCVI	LMCVFI
1-year	11.71%	14.79%	13.18%
Since inception:
1/31/08	3.38%	3.83%	3.06%

Expense Ratios	Gross	Net
Investor shares	1.25%	1.24%
Institutional shares	1.00%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	15.6%
Consumer Staples	5.5
Energy	8.9
Financials	20.4

Healthcare	9.9
Industrials	10.8
Information Technology	12.1
Materials	5.7

Telecommunication Services	1.8
Utilities	6.5
Rights	0.0
Other Assets & Liabilities, Net	2.8

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Mid-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach, CFA, began investment experience in 1986 and 2002, respectively

The BMO Mid-Cap Growth Fund (the Fund) returned 13.10% for the fiscal year ended August 31, 2012 versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, which returned 11.72% and 9.06%, respectively.

The fiscal year began on a rocky note in the wake of the U.S. sovereign debt downgrade by Standard & Poor’s and continuing negative macroeconomic headlines out of the Eurozone, China and Washington, D.C. In a recurring theme, the Federal Reserve staunched the bleeding with the announcement of Operation Twist at the September 2011 Federal Open Market Committee meeting. This event, along with continued expansion of U.S. corporate earnings, resulted in an equity rally through the fourth quarter of 2011 and first quarter of 2012. Of course, in another recurring theme, macroeconomic-driven fear reared its ugly head again in April and May and investor risk aversion returned, pressuring equities, in general, and the Fund, as well. As the calendar moved to June, a renewed focus on company fundamentals, and subsequent rebound in equity markets, continued for much of the balance of the fiscal year. As the fiscal year concludes, we are hopeful that investors are once again focusing on fundamentals rather than macroeconomic headlines.

The Fund’s outperformance was driven by strong stock selection in the Consumer (Discretionary & Staples), Financials and Information Technology sectors, along with a group overweight to Information Technology and underweight to Consumer Staples. Stock selection within the Energy, Healthcare, and Materials sectors were most detrimental to relative returns, along with a group underweight to the Consumer Discretionary sector. The top contributors to total return for the Fund during the year were: Ebix, Inc. (4.6% of the Fund, 47.7%), American Capital, Ltd. (3.9% of the Fund, 49.5%), and Energy XXI, Ltd. (0.0% of the Fund, 40.7%). The positions most detrimental to return for the Fund were: Forest Oil Corp. (0.7% of the Fund, -47.2%), Acacia Research Corp. (2.9% of the Fund, -39.7%), and Rovi Corp. (0.0% of the Fund, -42.3%).

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk, as we are not searching for turnaround situations. Over the past year, our process uncovered a number of compelling growth stories, many of which also had some element of defensiveness to their businesses. This positioning rewarded shareholders with strong performance over the fiscal year. We strongly believe our strict adherence to our process continues to have us positioned in ideas that should benefit Fund returns over the coming months and years.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	RMCGI	LMCGFI
1-year	13.10%	11.72%	9.06%
5-year	4.02%	2.92%	2.12%
10-year	8.61%	9.97%	8.89%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	RMCGI	LMCGFI
1-year	13.33%	11.72%	9.06%
Since inception:
1/31/08	5.15%	4.58%	3.18%

Expense Ratios	Gross	Net
Investor shares	1.23%	1.23%
Institutional shares	0.98%	0.98%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	16.7%
Consumer Staples	2.3
Energy	10.5
Financials	8.5

Healthcare	14.5
Industrials	19.7
Information Technology	21.7
Materials	2.8

Telecommunication Services	1.4
Warrants	0.0
Other Assets & Liabilities, Net	1.9

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Small-Cap Value Fund

Fund Managers:	Matthew B. Fahey; Gregory S. Dirkse, CFA and Brian J. Janowski, CFA, CPA, began investment experience in 1984, 1999 and 2002, respectively

The BMO Small-Cap Value Fund (the Fund) returned 13.19% for the fiscal year ended August 31, 2012 versus the Russell 2000® Value Index and the Lipper Small-Cap Core Funds Index, which returned 14.08% and 10.61%, respectively.

The fiscal year started with an 11% loss in September, which was preceded by four consecutive monthly declines in the previous fiscal year. The market reversed trend in October, by recording a 14% gain and continued to advance for the better part of the next six months. On again, off again rallies punctuated the year as markets reacted to Federal Reserve actions, European issues, and domestic employment trends. In the end, double-digit gains were achieved. Eight of ten economic sectors in the Russell Index recorded positive results ranging from 22% in Financials to -11% in Energy.

The Fund’s performance for the fiscal year exceeded its Lipper peer average, but trailed its broad benchmark. Individual stock selection was a positive contributor to overall performance while sector allocation contributed negatively to performance. In the Financials sector, superior stock selection led to strong relative results. Ocwen Financial Corp. (2.3% of the Fund) advanced over 85%, while BBCN Bancorp, Inc. (1.4% of the Fund) and Coresite Realty Corp. (1.4% of the Fund) each advanced 75%. The Fund’s Industrials sector posted a 16% return, which compared favorably to its respective sector in the index which appreciated 9%. Two buyouts, namely Rail America (0.0% of the Fund) and Thomas & Betts (0.0% of the Fund), led to stock gains of 82% and 66%, respectively.

Stock selection in the Consumer Discretionary sector detracted from relative performance, as the Fund’s investments in this sector advanced 17% while its respective sector in the index advanced 19%. The primary cause of the relative underperformance was American Greetings (0.0% of the Fund), which fell 36%. Consumer Staples also underperformed on a relative basis, due to a 48% decline in Chiquita Brands (0.0% of the Fund).

Sector allocation was a net negative to overall performance, as overweight positions in underperforming Technology and Energy sectors and an underweight position in Financials hampered performance. Sector allocation is a by-product of the stock selection process and is not the driving force of investment decisions. The Fund’s focus has always been on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	Russell 2000® VI	LSCCFI
1-year	13.19%	14.08%	10.61%
Since inception:
2/28/11	3.10%	(0.49)%	0.05%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	Russell 2000® VI	LSCCFI
1-year	13.50%	14.08%	10.61%
Since inception:
2/28/11	3.36%	(0.49)%	0.05%

Expense Ratios	Gross	Net
Investor shares	1.77%	1.24%
Institutional shares	1.52%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	12.5%
Consumer Staples	1.5
Energy	7.1
Financials	24.9

Healthcare	11.9
Industrials	11.3
Information Technology	14.5
Materials	6.7

Utilities	2.4
Other Assets & Liabilities, Net	7.2

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Small-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach, CFA, began investment experience in 1986 and 2002, respectively

The BMO Small-Cap Growth Fund (the Fund) returned 10.19% for the fiscal year ended August 31, 2012 versus the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index, which returned 12.71% and 12.78%, respectively.

The fiscal year began on a rocky note in the wake of the U.S. sovereign debt downgrade by Standard & Poor’s and continuing negative macroeconomic headlines out of the Eurozone, China and Washington, D.C. In a recurring theme, the Federal Reserve staunched the bleeding with the announcement of Operation Twist at the September 2011 Federal Open Market Committee meeting. This event, along with continued expansion of U.S. corporate earnings, resulted in an equity rally through the fourth quarter of 2011 and first quarter of 2012. Of course, in another recurring theme, macroeconomic-driven fear reared its ugly head again in April and May and investor risk aversion returned, pressuring equities, in general, and the Fund more acutely. As the calendar moved to June, a renewed focus on company fundamentals, and subsequent rebound in equity markets, continued for much of the balance of the fiscal year. As the fiscal year concludes, we are hopeful that investors are once again focusing on fundamentals rather than macroeconomic headlines.

The Fund’s performance over the period was driven primarily by strong stock selection in the Financials, Energy, Consumer Discretionary and Telecommunication Services sectors, along with an overweight exposure to the Financials sector. Offsetting these gains were challenged stock selection within the Healthcare, Industrials and Materials sectors, along with an overweight to Energy and underweight in Consumer Discretionary. The top contributors to total return for the Fund during the year were: Ebix, Inc. (4.8% of the Fund, 47.7%), American Capital, Ltd. (4.2% of the Fund, 54.1%), and Sabra Health Care, Inc. (1.3% of the Fund, 79.5%). Positions most detrimental to return for the Fund during the year were: Forest Oil Corp. (0.7% of the Fund, -47.2%), Lone Pine Resources, Inc. (0.3% of the Fund, -86.6%) and Acacia Research Corp. (3.8% of the Fund, -39.7%).

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk, as we are not searching for turnaround situations. Unfortunately, we can only limit and not eliminate risk, so the Fund, while well-positioned for the long-term, lagged over the fiscal year. We strongly believe that our strict adherence to our process continues to uncover new investment ideas that should benefit Fund returns over the coming months and years.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	Russell 2000® GI	LSCGFI
1-year	10.19%	12.71%	12.78%
5-year	4.01%	2.94%	1.71%
10-year	11.96%	9.40%	8.12%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	Russell 2000® GI	LSCGFI
1-year	10.39%	12.71%	12.78%

Since inception:
1/31/08	6.29%	5.23%	3.93%

Expense Ratios	Gross	Net
Investor shares	1.46%	1.44%
Institutional shares	1.21%	1.19%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	13.4%
Energy	12.1
Financials	12.5
Healthcare	16.2

Industrials	17.7
Information Technology	21.8
Materials	1.4
Telecommunication Services	1.4

Warrants	0.0
Other Assets & Liabilities, Net	3.5

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Pyrford International Stock Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Pyrford International Ltd.

The BMO Pyrford International Stock Fund (the Fund) returned 7.60% for the period from inception (December 29, 2011) through the fiscal year ended August 31, 2012 versus the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) and the Lipper International Multi-Cap Core Funds Index, which returned 8.39% and 8.93%, respectively.

International markets produced positive returns for the eight month period under review, although this was characterized by significant volatility. The dominant theme within international markets was the European sovereign debt crisis and the associated ability of policy makers to hold together the Eurozone. The focus of European leaders on reducing peripheral countries’ budget deficits through brutal austerity programs in return for access to bailout funds came under increasing strain during the period. These programs led to significant economic weakness and substantial rises in unemployment (especially amongst the youth) and this in turn led to a fracturing of the previous political consensus in favour of austerity. Greece underwent two elections in a matter of weeks and in the French presidential election Nicolas Sarkozy’s support for German-led austerity cost him his job.

The Fund adopted a very defensive stance to the European crisis, holding a zero weighting in European banks (the sector most exposed to sovereign default risk) and minimal positions in the peripheral nations of Europe. A significant overweight position was held in the markets of the Asia ex-Japan region which continued to offer good value and reasonable growth due to their superior demographics and productivity gains.

The Fund underperformed the EAFE Index during the period under review. This underperformance was driven by both country allocation and stock selection. Within country allocation the key positive contributors were the overweight positions in Hong Kong and Singapore and the underweight position in Japan; the overweight position in Israel was a negative contributor. Stock selection was positive in Eurozone, Malaysia, Singapore and the United Kingdom whilst in Australia it detracted from performance. Contribution from currency allocation was marginally negative largely due to the decision to hedge the Australian dollar which remains highly overvalued on the basis of purchasing power parity.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Cumulative
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	EAFE	LIMCCFI
Since inception:
12/29/11	7.60%	8.39%	8.93%

Cumulative
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	EAFE	LIMCCFI
Since inception:
12/29/11	7.80%	8.39%	8.93%

Expense Ratios	Gross	Net
Investor shares	1.69%	1.24%
Institutional shares	1.44%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	5.4%
Consumer Staples	10.6
Energy	12.5
Financials	7.9

Healthcare	10.6
Industrials	12.9
Information Technology	9.8
Materials	8.1

Telecommunication Services	11.6
Utilities	4.8
Other Assets & Liabilities, Net	5.8

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Lloyd George Emerging Markets Equity Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Lloyd George Management (Hong Kong) Ltd.

The BMO Lloyd George Emerging Markets Equity Fund (the Fund) returned -5.04% for the fiscal year ended August 31, 2012 versus the Morgan Stanley Capital International Emerging Markets Index (EMI) and the Lipper Emerging Markets Funds Index, which returned -5.79% and -4.74%, respectively.

Global macroeconomic uncertainty intensified during the opening months of the fiscal year. This issue combined with the stop-start progress made by global leaders in acting to ease these pressures, produced significant volatility in emerging market asset prices. The EMI returned -14.6%, 13.3% and -6.7% monthly from September to November 2011.

The forceful response of Eurozone authorities to stresses within their domestic banking systems, in the form of the Long-term Recapitalization in December led to a significant jump in emerging market equity prices in subsequent months; the EMI rose 11.3% in January and 6.0% in February 2012.

The second quarter of calendar year 2012 saw a reversal of this rally as fears of sovereign crisis in the Eurozone returned fueled by the apparent inability of Greece to adhere to austerity measures and investor perception of heightened risk of contagion to the larger economies of Italy and Spain. Concerns also started to emerge about faster-than-expected slowdown of Chinese growth as the country shifts to a more balanced model of growth ahead of the leadership transition in late 2012.

For the fiscal year, smaller Association of Southeast Asian Nations markets (such as the Philippines and Thailand) performed well supported by structural economic growth and pro-growth government policies. Turkey was another strong performer as investors were encouraged by the relaxation of the country’s unorthodox monetary policy despite only gradual progress having been made in the government’s attempts to restrain the country’s overheating economy.

A key driver of outperformance was stock selection in South Africa, where the Fund focused on domestic companies in the retail, healthcare and financial sectors, and in Brazil, where utilities stocks contributed positively. The Fund’s stock selection in Argentina and zero exposure to Turkey were the largest performance detractors. On a stock basis, Life Healthcare Group Holdings, Ltd. (2.1% of the Fund, 52.1%) and Companhia Energetica de Minas Gerais (0.0% of the Fund, 24.7%) were among the positive contributors, while detractors included Dongfeng Motor Group Co., Ltd., Class H (0.4% of the Fund, -34.2%) and Catcher Technology Co., Ltd. (1.1% of the Fund, -23.2%).

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	EMI	LEMFI
1-year	(5.04)%	(5.79)%	(4.74)%

Since inception:
12/22/08	15.16%	18.44%	18.89%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	EMI	LEMFI
1-year	(4.79)%	(5.79)%	(4.74)%

Since inception:
12/22/08	15.43%	18.44%	18.89%

Expense Ratios	Gross	Net
Investor shares	1.75%	1.40%
Institutional shares	1.50%	1.15%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	12.2%
Consumer Staples	8.5
Energy	11.0
Financials	24.1

Healthcare	3.0
Industrials	8.7
Information Technology	10.0
Materials	3.4

Telecommunication Services	5.9
Utilities	7.3
Other Assets & Liabilities, Net	5.9

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Pyrford Global Strategic Return Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Pyrford International Ltd.

The BMO Pyrford Global Strategic Return Fund (the Fund) returned 2.00% for the period from inception (December 29, 2011) through the fiscal year ended August 31, 2012 versus the Consumer Price Index + 4% benchmark, which returned 4.08%.

Global equity markets posted solid gains during the period under review although these were characterized by significant volatility. High quality sovereign bond markets also generated good returns as yields were driven to historically low levels through the actions of central banks (Federal Reserve, Bank of England, European Central Bank & Bank of Japan) which sought to bring yields down through an assortment of unorthodox monetary tools (quantitative easing, Operation Twist, etc).

The effect of these market movements was to drive both equities and bonds into overvalued territory based on the Fund’s fundamental analysis. Dividend yields on the world’s equity markets (especially the three largest, United States, Japan, and United Kingdom) moved to levels that could not be justified on the basis of reasonable prospects for growth in earnings and dividends per share. In high quality fixed income markets, real yields for longer duration securities were driven into sharply negative territory. Purchases could only be justified at these levels if the global economy entered a period of prolonged deflation.

As a result of this environment of fundamental overvaluation, the Fund adopted a very defensive investment stance during the period. The equity weighting was maintained at a low level with small allocations to the largest markets relative to their index weightings. More significant overweight positions were held in the markets of the Asia ex-Japan region which continue to offer sound value and superior prospects for economic and corporate profit growth. Within sovereign bond markets, investment was restricted to the highest quality issuers (United States, Canada, United Kingdom and Germany) and modified duration was maintained at approximately 2.5 years. The focus of this investment stance was capital preservation within an environment of significant downside risk. Key global economic risks include the European sovereign debt crisis, the U.S. fiscal cliff, and the possibility of a sharp slowdown in China and these are not discounted in prevailing market valuations.

The Fund underperformed its U.S. Consumer Price Index + 4% benchmark predominantly because of this defensive and cautious positioning.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Cumulative
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	CPI4
Since inception:
12/29/11	2.00%	4.08%

Cumulative
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	CPI4
Since inception:
12/29/11	2.10%	4.08%

Expense Ratios	Gross	Net
Investor shares	2.30%	1.24%
Institutional shares	2.05%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	2.1%
Consumer Staples	3.2
Energy	3.7
Financials	2.4

Healthcare	1.7
Industrials	2.5
Information Technology	4.3
International Bonds	70.4

Materials	1.1
Telecommunication Services	2.9
Utilities	0.1
Other Assets & Liabilities, Net	5.6

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Ultra Short Tax-Free Fund

Fund Managers:	Craig J. Mauermann and Duane A. McAllister, CFA, began investment experience in 1997 and 1987, respectively

The BMO Ultra Short Tax-Free Fund (the Fund) returned 1.41% for the fiscal year ended August 31, 2012 versus the Barclays Capital 1 Year Municipal Bond Index and the blended benchmark (50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index), which returned 0.89% and 0.45%, respectively.

The last year was one in which investors were rewarded for accepting a greater level of risk in the tax-exempt market. Intermediate and longer maturities outperformed shorter issues and lower quality issues outperformed higher quality as credit spreads narrowed. Finally, market sectors that have historically been viewed as riskier, such as healthcare and corporate backed, outperformed traditionally safer sectors, like pre-refunded and general obligation issues. The catalyst for the outperformance of risk can be summed up simply – investors were searching for more yield. In that quest, they moved out along the yield curve and down in credit quality to reach for their goal.

The Fund was well positioned for the increased appetite for risk as several strategies enhanced performance. Within our fixed-rate allocation, modest exposure among intermediate maturities paid off as yields fell sharply. Overweight positions in A and BBB rated issues also enhanced performance as lower-tier credits were in strong demand. Our sector allocation, with an overweight in revenue-backed issues, particularly hospitals, also proved to be beneficial as they outperformed other market sectors. Within our floating-rate allocation, we were able to successfully maneuver amid the concern over European bank-backed variable rate notes. While maintaining broad diversification, we captured the additional yield on select bank credits when appropriate. We also successfully trolled within the auction-rate market to identify yield enhancing opportunities.

As the fiscal year drew to a close it appeared likely the Federal Reserve would choose to take additional steps of quantitative easing to spur economic growth. If short rates are held near zero into 2015, investors will likely continue to stretch for yield and many of the above successful strategies may continue to work. We will continue to manage overall portfolio risk prudently. Our fixed/floating allocation will remain near equal weights until the pace of economic growth improves. As that occurs, we plan to increase exposure to floating-rate issues in an effort to minimize price volatility of the Fund as rates normalize. Until then, we will continue to seek a balance between a desire to minimize Fund risk while maintaining a consistent and competitive level of tax-free income for our shareholders.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	B1MBI	BI
1-year	1.41%	0.89%	0.45%
Since inception:
9/30/09	1.56%	1.36%	0.69%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	B1MBI	BI
1-year	1.66%	0.89%	0.45%
Since inception:
9/30/09	1.81%	1.36%	0.69%

Expense Ratios	Gross	Net

Investor shares	0.66%	0.56%

Institutional shares	0.41%	0.31%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Credit Ratings
Sector	Fund	Sector	Fund
AAA	6.4%	BB & Below	0.7%
AA	21.6	SP-1	1.6
A	37.8	SP-2	2.1
BBB	12.6	NR	15.7
Other Assets & Liabilities, Net			1.5

		Total	100.0%

Municipal Issuance/Industry Type
Issuance/ Industry	Fund	Issuance/ Industry	Fund
General Obligation—15.4%		Housing	3.5%
School District	6.2	Industrial Revenue	7.5
State or Local	9.2	Power	1.3
Revenue Bonds—83.1		Special Tax	5.0
Appropriation	16.3	Student Loan	0.8
Education	11.8	Tobacco	1.3
General Revenue	4.3	Transportation	3.2
Healthcare	20.1	Water & Sewer	8.0
Other Assets & Liabilities, Net			1.5

		Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Short-Term Income Fund

Fund Managers:	Peter J. Arts; Vincent S. Russo, CFA and Boyd R. Eager, began investment experience in 1992, 1991 and 1997, respectively

The BMO Short-Term Income Fund (the Fund) returned 3.62% for the fiscal year ended August 31, 2012 versus the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index and the Lipper Short Investment-Grade Debt Funds Index, which returned 1.16% and 3.15%, respectively.

The economic landscape in the fiscal year ended August 31, 2012 was shaped by investor concerns surrounding U.S. debt levels, a global economic slowdown, the future of the European Union, record low interest rates and unprecedented intervention by the Federal Reserve (the Fed). In late 2011, Standard & Poors had just downgraded the U.S. Treasury to AA+, citing the inability of U.S. policy makers to address the government’s debt levels. Debt concerns in European countries also weighed on financial markets over the course of the year, leading to a period of volatility and falling interest rates. Weak unemployment spurred intervention by the Fed through Operation Twist which purchased long-term Treasury bonds. This action, along with market speculation of a third round of quantitative easing, drove long-term yields lower and encouraged investment in risk assets. U.S. Treasuries returned 5.11% for the fiscal year, led by long-term Treasuries which returned 19.09%. Risk sectors including corporate bonds and commercial mortgage-backed securities (CMBS) outperformed Treasuries, but experienced significant volatility.

The Fund’s outperformance during the fiscal year was driven by an overweight to high quality spread sectors, which included corporate bonds and CMBS, as these instruments outperformed like-duration Treasuries. A modest allocation to mortgage backed securities was also a driver of relative performance. An emphasis on the five-year part of the yield curve also bolstered performance as the yield curve flattened.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This environment, coupled with continued uncertainty abroad, will produce ongoing volatility and uncertainty in the markets. We will continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	ML13	LSIGDI
1-year	3.62%	1.16%	3.15%
5-year	4.19%	3.39%	3.26%
10-year	3.73%	3.28%	3.12%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	ML13	LSIGDI
1-year	3.99%	1.16%	3.15%
5-year	4.47%	3.39%	3.26%

Since inception:
5/31/07	4.48%	3.63%	3.30%

Expense Ratios	Gross	Net
Investor shares	0.81%	0.64%
Institutional shares	0.56%	0.39%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	4.7%
Collateralized Mortgage Obligations	4.1
Commercial Mortgage Securities	10.0
Corporate Bonds & Notes	47.6

Municipals	4.8
Mutual Funds	3.5
U.S. Government & U.S. Government Agency Obligations	17.7
U.S. Government Agency—Mortgage Securities	3.3

Other Assets & Liabilities, Net	4.3

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Short-Intermediate Bond Fund

Fund Managers:	Jason D. Weiner, CFA; Vincent S. Russo, CFA and Andrew M. Reed, CFA, began investment experience in 1993, 1991 and 2000, respectively

The BMO Short-Intermediate Bond Fund (the Fund) returned 5.72% for the fiscal year ended August 31, 2012 versus the Barclays Intermediate Government/Credit Index and the Lipper Short-Intermediate Investment-Grade Debt Funds Index, which returned 4.04% and 4.68%, respectively.

The economic landscape in the past year was shaped by investor concerns surrounding U.S. debt levels, a global economic slowdown, the future of the European Union, record low interest rates and unprecedented intervention by the Federal Reserve (the Fed). This time last year, Standard & Poors had just downgraded the U.S. Treasury to AA+, citing the inability of U.S. policy makers to address the government’s debt levels. Debt concerns in European countries also weighed on financial markets over the course of the year, leading to a period of volatility and falling interest rates. Weak unemployment spurred intervention by the Fed through Operation Twist which purchased long-term Treasury bonds. This action, along with market speculation of a third round of quantitative easing, drove long-term yields lower and encouraged investment in risk assets. U.S. Treasuries returned 5.11% for the fiscal year, led by long-term Treasuries which returned 19.09%. Risk sectors including corporate bonds and commercial mortgage-backed securities (CMBS) outperformed Treasuries, but experienced significant volatility.

The Fund’s outperformance during the fiscal year was driven by an overweight to high quality spread sectors, which included corporate bonds and CMBS, as these instruments outperformed like-duration Treasuries. An emphasis on longer-term Treasuries also bolstered performance as the yield curve flattened.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This environment, coupled with continued uncertainty abroad, will produce ongoing volatility and uncertainty in the markets. We continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	BIGCI	LSIDF
1-year	5.72%	4.04%	4.68%
5-year	6.14%	5.80%	5.12%
10-year	4.97%	4.92%	4.29%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	BIGCI	LSIDF
1-year	5.99%	4.04%	4.68%
5-year	6.39%	5.80%	5.12%

Since inception:
5/31/07	6.30%	5.96%	5.10%

Expense Ratios	Gross	Net
Investor shares	0.92%	0.80%
Institutional shares	0.67%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Collateralized Mortgage Obligations	2.0%
Commercial Mortgage Securities	0.9
Corporate Bonds & Notes	54.7
U.S. Government & U.S. Government Agency Obligations	34.4

U.S. Government Agency—Mortgage Securities	0.4
Other Assets & Liabilities, Net	7.6

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Intermediate Tax-Free Fund

Fund Managers:	John D. Boritzke, CFA and Duane A. McAllister, CFA, began investment experience in 1983 and 1987, respectively

The BMO Intermediate Tax-Free Fund (the Fund) returned 8.41% for the fiscal year ended August 31, 2012 versus the Barclays Capital Municipal Bond 1-15 Year Blend Index and the Lipper Intermediate Municipal Debt Funds Index, which returned 6.25% and 6.79%, respectively.

The last year was one in which investors were rewarded for accepting a greater level of risk in the tax-exempt market. Longer maturities outperformed shorter issues and lower quality issues outperformed higher quality as credit spreads narrowed. Finally, municipal bond market sectors that have historically been viewed as riskier, such as healthcare and corporate-backed securities, outperformed traditionally safer sectors, like pre-refunded and general obligation issues. The catalyst for the outperformance of risk can be summed up simply-investors were searching for more yield. In that quest, they moved out along the yield curve and down in credit quality to reach for their goal.

The Fund was well positioned for the increased appetite for risk as several strategies enhanced performance. A “bar belled” maturity structure paid off as yields on longer maturities fell sharply. Overweight positions in A and BBB rated issues also enhanced performance as lower-tier credits were in strong demand. Our sector allocation, with an overweight in revenue-backed issues, particularly hospitals, also proved to be beneficial as they outperformed other market sectors. Tempering performance, however, was an overweight position in the housing sector. Increased prepayment risk typically causes housing issues to lag during market rallies and the past year was no exception.

As the fiscal year drew to a close, it appeared likely the Federal Reserve would choose to take additional steps of quantitative easing to spur economic growth. If short rates are held near zero into 2015, investors will likely continue to stretch for yield and many of the above successful strategies may continue to work. We expect to gradually reduce the risk posture of the Fund over the next several quarters. We expect to have less relative exposure to longer maturities and lower-quality credits a year from now. As market rates fall and credit spreads compress, the prudent move is to moderate Fund exposure. We will continue to seek a balance between a desire to reduce Fund risk while maintaining a consistent and competitive level of tax-free income for our shareholders.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	BMB15I	LIMDI
1-year	8.41%	6.25%	6.79%
5-year	6.75%	5.93%	5.28%
10-year	4.79%	4.78%	4.20%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	BMB15I	LIMDI
1-year	8.41%	6.25%	6.79%
Since inception:
12/27/10	8.75%	7.51%	7.80%

Expense Ratios	Gross	Net

Investor shares	0.78%	0.56%

Institutional shares	0.53%	0.51%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Credit Ratings
Sector	Fund	Sector	Fund
AAA	6.9%	BB & Below	0.3%
AA	37.8	SP-1	0.4
A	31.6	SP-2	0.7
BBB	12.6	NR	5.5
Other Assets & Liabilities, Net			4.2

		Total	100.0%

Municipal Issuance/Industry Type
Issuance/ Industry	Fund	Issuance/ Industry	Fund
General Obligation—17.3%		Housing	6.8%
School District	10.0	Industrial Revenue	1.8
State or Local	7.3	Power	3.3
Revenue Bonds—78.5		Special Tax	1.7
Appropriation	16.5	Student Loan	0.5
Education	8.1	Tobacco	0.6
General Revenue	3.8	Transportation	6.4
Healthcare	21.0	Water & Sewer	8.0
Other Assets & Liabilities, Net			4.2

		Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Government Income Fund

Fund Managers:	Jason D. Weiner, CFA; David M. Komberec, CFA; Daniel P. Byrne, CFA and Daniela Mardarovici, CFA, began investment experience in 1993, 1997, 1998 and 2000, respectively

The BMO Government Income Fund (the Fund) returned 4.23% for the fiscal year ended August 31, 2012 versus the Barclays U.S. Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Index, which returned 3.67% and 4.75%, respectively.

The economic landscape in the past year was shaped by investor concerns surrounding U.S. debt levels, a global economic slowdown, the future of the European Union, record low interest rates, and unprecedented intervention by the Federal Reserve (the Fed). This time last year, Standard & Poors had just downgraded the U.S. Treasury to AA+, citing the inability of U.S. policy makers to address the government’s debt levels. Debt concerns in European countries also weighed on financial markets over the course of the year, leading to a period of volatility and falling interest rates. Weak unemployment spurred intervention by the Fed through Operation Twist which purchased long-term Treasury bonds. This action, along with market speculation of a third round of quantitative easing, drove long-term yields lower and encouraged investment in risk assets. U.S. Treasuries returned 5.11% for the fiscal year, led by long-term Treasuries which returned 19.09%. Risk sectors including corporate bonds and commercial mortgage-backed securities (CMBS) outperformed Treasuries, but experienced significant volatility.

The Fund’s performance during the fiscal year exceeded its broad benchmark, but trailed its Lipper peer average. The Fund’s performance was bolstered by an overweight to CMBS, which outperformed Agency mortgage-backed securities (MBS). In addition, security selection within Agency MBS was a positive contributor to performance. An underweight to duration relative to the benchmark and peers was the primary detractor from performance.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This environment, coupled with continued uncertainty abroad, will produce ongoing volatility and uncertainty in the markets. We will continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	BMI	LUSMI
1-year	4.23%	3.67%	4.75%
5-year	6.31%	6.47%	6.04%
10-year	5.03%	5.29%	4.72%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	BMI	LUSMI
1-year	4.49%	3.67%	4.75%
5-year	6.56%	6.47%	6.04%

Since inception:
5/31/07	6.54%	6.44%	5.93%

Expense Ratios	Gross	Net
Investor shares	0.92%	0.80%
Institutional shares	0.67%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	1.2%
Collateralized Mortgage Obligations	12.1
Commercial Mortgage Securities	11.0
Corporate Bonds & Notes	2.4

U.S. Government & U.S. Government Agency Obligations	0.9
U.S. Government Agency—Mortgage Securities	96.4
Other Assets & Liabilities, Net	(24.0)

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO TCH Corporate Income Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Taplin, Canida & Habacht, LLC

The BMO TCH Corporate Income Fund (the Fund) returned 10.82% for the fiscal year ended August 31, 2012 versus the Barclays Capital U.S. Credit Index and the Lipper Intermediate Investment-Grade Debt Funds Index, which returned 9.70% and 7.60%, respectively.

Sector, quality, and security selection were the primary drivers of the Fund’s outperformance during the fiscal year. The Fund has had an above market exposure to lower quality investment grade securities which outperformed in the past year. BBB rated securities outperformed AAA rated securities by 334 basis points of excess return. Additionally, on a contribution to duration basis, the Fund is overweight Financials which were the best performing credit subsector during the year. The Fund also benefitted from select purchases in securities of quasi- & foreign governments. Somewhat offsetting the aforementioned benefits was the Fund’s exposure to floating rate notes which underperformed fixed rate securities as rates declined across the yield curve.

Recent Federal Reserve actions have highlighted concerns over economic growth and labor market conditions. The unemployment rate has become the focal point of monetary policy with continuing quantitative easing aimed at further driving down interest rates and flattening the yield curve where real interest rates are negative out to approximately 14 years.

In this environment, we are continuing to find attractive relative value in the U.S. credit market where positive real interest rates are attainable across the maturity spectrum. Spreads associated with credit securities such as corporate bonds provide a cushion against an unanticipated rise in interest rates and inflation. Debt securities offered by corporations that have utilized the low interest rate environment to adopt a more conservative financial profile represent attractive opportunities for defensive positioning within the current fixed income environment.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	BCCI	LIIGDFI
1-year	10.82%	9.70%	7.60%

Since inception:
12/22/08	13.27%	11.11%	9.82%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	BCCI	LIIGDFI
1-year	11.02%	9.70%	7.60%

Since inception:
12/22/08	13.50%	11.11%	9.82%

Expense Ratios	Gross	Net
Investor shares	0.87%	0.81%
Institutional shares	0.62%	0.56%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	6.0%
Corporate Bonds & Notes	87.9
Municipals	0.4
Other Assets & Liabilities, Net	5.7

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Aggregate Bond Fund

Fund Managers:	Jason D. Weiner, CFA; Vincent S. Russo, CFA and Daniel P. Byrne, CFA, began investment experience in 1993, 1991 and 1998, respectively

The BMO Aggregate Bond Fund (the Fund) returned 6.93% for the fiscal year ended August 31, 2012 versus the Barclays Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Index, which returned 5.78% and 7.60%, respectively.

The economic landscape in the past year was shaped by investor concerns surrounding U.S. debt levels, a global economic slowdown, the future of the European Union, record low interest rates, and unprecedented intervention by the Federal Reserve (the Fed). This time last year, Standard & Poors had just downgraded the U.S. Treasury to AA+, citing the inability of U.S. policy makers to address the government’s debt levels. Debt concerns in European countries also weighed on financial markets over the course of the year, leading to a period of volatility and falling interest rates. Weak unemployment spurred intervention by the Fed through Operation Twist which purchased long-term Treasury bonds. This action, along with market speculation of a third round of quantitative easing, drove long-term yields lower and encouraged investment in risk assets. U.S. Treasuries returned 5.11% for the fiscal year, led by long-term Treasuries which returned 19.09%. Risk sectors including corporate bonds and commercial mortgage-backed securities (CMBS) outperformed Treasuries, but experienced significant volatility.

The Fund’s performance for the fiscal year exceeded it broad benchmark, but trailed its Lipper peer average. The Fund’s performance was driven by an overweight to high quality spread sectors, which included corporate bonds and CMBS, as these instruments outperformed like-duration Treasuries. While this overweight provided an advantage over the benchmark, it appears the funds within the Lipper peer index were even more aggressively positioned in those sectors. Security selection within mortgage backed securities was also a driver of relative performance. An emphasis on long-term Treasuries also bolstered performance as the yield curve flattened.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This environment, coupled with continued uncertainty abroad, will produce ongoing volatility and uncertainty in the markets. We will continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	BABI	LIIGDFI
1-year	6.93%	5.78%	7.60%
5-year	7.72%	6.66%	6.64%

Since inception:
5/31/07	7.77%	6.69%	6.52%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	BABI	LIIGDFI
1-year	7.30%	5.78%	7.60%
5-year	7.99%	6.66%	6.64%

Since inception:
5/31/07	8.03%	6.69%	6.52%

Expense Ratios	Gross	Net
Investor shares	0.83%	0.80%
Institutional shares	0.58%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	0.6%
Collateralized Mortgage Obligations	3.8
Commercial Mortgage Securities	4.3
Corporate Bonds & Notes	45.2
Municipals	1.0
U.S. Government & U.S. Government Agency Obligations	22.8
U.S. Government Agency—Mortgage Securities	25.5
Other Assets & Liabilities, Net	(3.2)

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO TCH Core Plus Bond Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Taplin, Canida & Habacht, LLC

The BMO TCH Core Plus Bond Fund (the Fund) returned 9.23% for the fiscal year ended August 31, 2012 versus the Barclays Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Index, which returned 5.78% and 7.60%, respectively.

Sector, quality, and security selection were the primary drivers of the Fund’s outperformance during the fiscal year. Our above-market exposure to credit benefitted the Fund during the past year. Credit securities outperformed duration-matched Treasuries by 334 basis points as the option-adjusted spread of the Barclays Capital U.S. Credit Index tightened 30 basis points to 158 over the course of the fiscal year. Within credit, the Fund was overweight lower quality investment grade securities which outperformed higher quality securities with BBB rated securities outperforming AAA rated securities by more than 330 basis points of excess return. The Fund also benefitted from select purchases of quasi- and foreign governments. Somewhat offsetting the aforementioned benefits was the Fund’s exposure to floating rate notes which underperformed fixed rate securities as rates declined across the yield curve.

Recent Federal Reserve actions have highlighted concerns over economic growth and labor market conditions. The unemployment rate has become the focal point of monetary policy with continuing quantitative easing aimed at further driving down interest rates and flattening the yield curve where real interest rates are negative out to approximately 14 years.

In this environment, we are continuing to find attractive relative value in the U.S. credit market where positive real interest rates are attainable across the maturity spectrum. Spreads associated with credit securities such as corporate bonds provide a cushion against an unanticipated rise in interest rates and inflation. Debt securities offered by corporations who have utilized the low interest rate environment to adopt a more conservative financial profile represent attractive opportunities for defensive positioning within the current fixed income environment. In addition, we view Treasury Inflation-Protected Securities (TIPS) as a tactical opportunity as TIPS are structured to absorb the “quantitative re-flation” of the U.S. economy.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	BABI	LIIGDFI
1-year	9.23%	5.78%	7.60%

Since inception:
12/22/08	9.90%	6.63%	9.82%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	BABI	LIIGDFI
1-year	9.41%	5.78%	7.60%

Since inception:
12/22/08	10.15%	6.63%	9.82%

Expense Ratios	Gross	Net
Investor shares	0.84%	0.81%
Institutional shares	0.59%	0.56%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	7.2%
Commercial Mortgage Securities	0.6
Corporate Bonds & Notes	66.1
Municipals	0.2

U.S. Government & U.S. Government Agency Obligations	6.9
U.S. Government Agency—Mortgage Securities	11.4
Other Assets & Liabilities, Net	7.6

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Monegy High Yield Bond Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Monegy, Inc.

The BMO Monegy High Yield Bond Fund (the Fund) returned 6.83% for the period from inception (December 29, 2011) through the fiscal year ended August 31, 2012 versus the Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index and the Lipper High Current Yield Funds Index, which returned 9.85% and 10.36%, respectively.

The U.S. high yield market has posted attractive gains so far in 2012 based on the combination of positive technical and fundamental factors. Investors are seeking yield in the face of continued quantitative easing and corporate fundamentals that remain in good shape. The broad high yield rally was led by the lowest quality (CCC) segment returning 13.66%, the segment in which the Fund has very limited exposure. Despite a general decline in treasury yields, high yield spreads narrowed significantly between January 1 and August 31.

The relative underperformance of the Fund was partly a reflection of its higher credit quality construction in a low credit quality rally. Significant new cash flows during such a rally also dragged on performance due to the resultant effects of bid/ask spreads and the timing required to prudently invest in the rising market. From a sector perspective, the largest detractors to our performance were our zero weighting in Banks and Thrifts and our name selection in Telecom, largely our underweighting in Sprint Nextel Corp. (0.9% of the Fund). Conversely, the key contributors were our positioning in Food & Drug Retail, notably our avoidance of Supervalu (0.0% of the Fund).

Notwithstanding double digit high yield returns through August and spreads near their long-term averages, we expect U.S. high yield to generate positive returns for the balance of the year, albeit with potential for volatility. Despite some modest deterioration, fundamentals for the large majority of high yield companies remain strong and default rates remain below historical averages. The technical picture for high yield is likewise very strong, bolstered by anticipation of another round of quantitative easing. Yield-seeking core fixed income investors and equity investors looking for downside protection are adding to the demand for the asset class.

With the numerous headline (and real) risks out of Europe, China, and the U.S. that could negatively affect performance of the high yield market, we remain mindful of the perils of chasing yield and of overly exuberant deal structures. We are focused on disciplined investing and maintaining a high Sharpe Ratio portfolio that provides our investors with greater downside protection and lower volatility of returns than the market.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Cumulative
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	MLHYI	LHYFI
Since inception:
12/29/11	6.83%	9.85%	10.36%

Cumulative
Total Returns Institutional Class (I)
As of 8/31/2012
	Fund	MLHYI	LHYFI
Since inception:
12/29/11	7.00%	9.85%	10.36%

Expense Ratios	Gross	Net
Investor shares	1.69%	0.90%
Institutional shares	1.44%	0.65%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2012. The Adviser has committed to continue this arrangement through December 31, 2013. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Corporate Bonds & Notes	94.8%
Other Assets & Liabilities, Net	5.2

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Government Money Market Fund

Fund Managers:	Peter J. Arts; Boyd R. Eager and Genevieve C. Lynkiewicz, CFA, began investment experience in 1992, 1997 and 2000, respectively

The BMO Government Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2012 versus the iMoneyNet, Inc. Government Money Market Index and the Lipper U.S. Government Money Market Funds Index, which returned 0.01% and 0.01%, respectively.

The economic landscape in this past year was shaped by investor concerns surrounding U.S. debt levels, a global economic slowdown, the future of the European Union, record low interest rates, and unprecedented intervention by the Federal Reserve (the Fed). This time last year, Standard & Poors had just downgraded the U.S. Treasury to AA+, citing the inability of U.S. policy makers to address the government’s debt levels. Debt concerns in European countries also weighed on financial markets over the course of the year, leading to a period of volatility and falling interest rates. Weak unemployment spurred intervention by the Fed through Operation Twist which purchased long-term Treasury bonds, along with the continued commitment to keep short-term interest rates low until economic conditions improve. While the Fed action has pushed investors into riskier assets at various points throughout the year, it has done little to spur economic growth, the housing market, and employment gains.

The Fund continued to perform in line with its peers with almost all money market funds receiving expense subsidies to ensure positive returns. Over the course of the year the Fund extended its maturity structure slightly to try to capture higher yields, but overall remained relatively short. A low Fed policy rate coupled with an ample supply of Treasury bills has kept rates low across short-term government securities. With Treasury bills trading at unattractive levels, the Fund relied more heavily on agency-backed municipal securities as well as repurchase agreements, which benefitted from higher rates that resulted from Operation Twist.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	INGMMI	LUSGMMFI
1-year	0.01%	0.01%	0.01%
5-year	0.75%	0.56%	0.67%

Since inception:
5/17/04	1.83%	1.55%	1.67%
7-day Current Yield	0.01%

Average Annual
Total Returns (Investor Class (I)
As of 8/31/2012
	Fund	INGMMI	LUSGMMFI
1-year	0.01%	0.01%	0.01%
5-year	0.87%	0.56%	0.67%

Since inception:
5/28/04	2.00%	1.56%	1.68%
7-day Current Yield	0.01%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations
Sector	Fund
Municipals	29.4%
Repurchase Agreements	41.9
U.S. Government & U.S. Government Agency Obligations	28.7

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Tax-Free Money Market Fund

Fund Manager:	Craig J. Mauermann, began investment experience in 1997

The BMO Tax-Free Money Market Fund (the Fund) returned 0.04% for the fiscal year ended August 31, 2012 versus the iMoneyNet, Inc. Fund Report/Tax-Free National Retail and the Lipper Tax-Exempt Money Market Funds Index, which returned 0.02% and 0.02%, respectively.

The business cycle, at its core, is based on optimism. Businesses are started because owners are optimistic that customers will buy a product or service, permitting owners to make a profit. Businesses hire workers or buy new equipment when there is optimism that sales will improve. In the past year, we have had no new net job creation. Companies are generally not expanding and increased profitability of companies has come from finding ways to make more products with the same number of workers. While we are fans of productivity, real expansion in a nation’s wealth and well-being after a recession comes when the majority of the unemployed move from collecting government benefits to being employed in the private sector where they can contribute to Gross Domestic Product, take care of their families, and have money for taxes, saving, leisure, and charitable giving. Today the uncertainties about tax rates, healthcare costs, regulations, and energy costs are all contributing to an environment that does not support business development and has kept unemployment at a very high level.

In the bond market, interest rates across the yield curve have hit all-time lows. The Federal Reserve (the Fed) has been trying to engineer a recovery with very low interest rates and targeted buying of government securities. The Fed recently started another round of quantitative easing, this time targeting mortgage debt, hoping to incent mortgage refinancing and home buying. Actions by the Fed have resulted in great rates for borrowers, but very low rates of return for people who have saved money.

Municipal securities and funds remain attractive investments relative to taxable securities and treasuries. Municipalities across the country have been strengthening their finances by cutting spending to align taxes collected with expenditures, something we hope to see done more at the federal level in the coming year. The Fund performed well during the past year versus peers. Average maturity was positioned roughly in-line with others, though we lengthened the fund’s average maturity in recent months as the Fed again extended its “best guess” as to when it may begin raising rates. Despite low yields, we have been able to buy opportunistically at times to add value. The Fund remained widely diversified across states, sectors, and industries.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	IMNTFNR	LTEMMFI
1-year	0.04%	0.02%	0.02%
5-year	0.88%	0.60%	0.60%

Since inception:
9/22/04	1.53%	1.27%	1.29%
7-day Current Yield	0.04%

Average Annual
Total Returns Investor Class (I)
As of 8/31/2012
	Fund	IMNTFNR	LTEMMFI
1-year	0.27%	0.02%	0.02%
5-year	1.12%	0.60%	0.60%

Since inception:
6/29/05	1.75%	1.26%	1.27%
7-day Current Yield	0.21%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations
Sector	Fund
Municipals	98.3%
Mutual Funds	0.7
Other Assets & Liabilities, Net	1.0

Total	100.0%

Municipal Issuance/Industry Type
Issuance/ Industry	Fund	Issuance/ Industry	Fund
General Obligation—17.1%		Healthcare	10.3%
School District	11.9	Housing	9.9
State or Local	5.2	Industrial Revenue	12.4
Revenue Bonds—81.2		Power	0.5
Appropriation	11.1	Special Tax	8.3
Education	11.6	Transportation	2.6
General Revenue	3.9	Water & Sewer	10.6
Other Assets & Liabilities, Net			1.7

		Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Prime Money Market Fund

Fund Managers:	Peter J. Arts; Boyd R. Eager and Genevieve C. Lynkiewicz, CFA, began investment experience in 1992, 1997 and 2000, respectively

The BMO Prime Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2012 versus the iMoneyNet, Inc. Money Fund Report Averages and the Lipper Money Market Instrument Funds Index, which returned 0.03% and 0.02%, respectively.

The economic landscape in the past year was shaped by investor concerns surrounding U.S. debt levels, a global economic slowdown, the future of the European Union, record low interest rates, and unprecedented intervention by the Federal Reserve (the Fed). This time last year, Standard & Poors (S&P) had just downgraded the U.S. Treasury to AA+, citing the inability of U.S. policy makers to address the government’s debt levels. Debt concerns in European countries also weighed on financial markets over the course of the year, leading to a period of volatility and falling interest rates. Weak unemployment spurred intervention by the Fed through Operation Twist which purchased long-term Treasury bonds, along with the continued commitment to keep short-term interest rates low until economic conditions improve. While the Fed action has pushed investors into riskier assets at various points throughout the year, it has done little to spur economic growth, the housing market, and employment gains.

The Fund continued to perform in line with its peers with almost all money market funds receiving expense subsidies to ensure positive returns. The sovereign debt crisis in late fall drove money market investors away from the Eurozone, and the Fund favored exposure to domestic securities, as well as short-term issues from banks in Canada, Australia and Northern Europe. The limited supply of short-term funding vehicles was exacerbated by downgrades from S&P and Moody’s and resulted in low rates across all high-quality short-term asset classes. Over the course of the year, the Fund extended its maturity structure slightly to try to capture higher yields, but overall remained relatively short. The Fund invested in agency debentures as well as tax-exempt variable rate demand notes as an alternative to Treasury bills to capture incremental yield. The Fund also benefitted from taking advantage of higher repurchase agreement rates driven by Operation Twist, and utilized floating rate securities which benefitted from a spike in 3-month Libor.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2002 to August 31, 2012.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2012
	Fund	MFRA	LMMFI
1-year	0.01%	0.03%	0.02%
5-year	0.96%	0.74%	0.84%
10-year	1.80%	1.58%	1.63%
7-day Current Yield	0.01%

Average Annual
Total Returns Investor Class (I)
As of 8/31/2012
	Fund	MFRA	LMMFI
1-year	0.20%	0.03%	0.02%
5-year	1.18%	0.74%	0.84%
10-year	2.04%	1.58%	1.63%
7-day Current Yield	0.19%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations
Sector	Fund
Certificates of Deposit	12.3%
Commercial Paper	22.9
Funding Agreements	3.6
Municipals	23.1

Mutual Funds	2.5
Notes-Variable	7.9
Repurchase Agreements	16.7
Trust Demand Notes	4.4

U.S. Government & U.S. Government Agency Obligations	6.6
Other Assets & Liabilities, Net	0.0

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2012 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2012 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one, or more, of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross and net expense ratios are based on expenses incurred by a Fund as disclosed in the Funds’ Prospectus dated December 29, 2011. Each Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Fund/Benchmark Comparison per Fund		Explanation
Large-Cap Value Fund	Russell 1000® VI —Russell 1000® Value Index	The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	LLCVFI—Lipper Large-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Dividend Income Fund	Russell 1000® VI—Russell 1000® Value Index	The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	S&P500®—Standard & Poor’s 500® Index	The S&P 500® is an unmanaged index of large-cap common stocks.
	LEIFI—Lipper Equity Income Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Growth Fund	Russell 1000® GI—Russell 1000® Growth Index	The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	LMLCGFI—Lipper Multi-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Value Fund	RMCVI—Russell Midcap® Value Index	The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(4)
	LMCVFI—Lipper Mid-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Growth Fund	RMCGI—Russell Midcap® Growth Index	The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(4)
	LMCGFI—Lipper Mid-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Value Fund(1)	Russell 2000® VI—Russell 2000® Value Index	The Russell 2000® VI measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	LSCCFI—Lipper Small-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Growth Fund(1)	Russell 2000® GI—Russell 2000® Growth Index	The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	LSCGFI—Lipper Small-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford International Stock Fund(3)	EAFE—Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International.(4)
	LIMCCFI—Lipper International Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Lloyd George Emerging Markets Equity Fund(3)	EMI—Morgan Stanley Capital International Emerging Markets Index	The MSCI Emerging Markets Index (EMI) is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(5)
	LEMFI—Lipper Emerging Markets Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford Global Strategic Return Fund(3)	CPI4—Consumer Price Index (CPI) + 4%	The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.(5)
Ultra Short Tax-Free Fund(2)(6)	B1MBI—Barclays Capital 1 Year Municipal Bond Index	The B1MBI is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final Maturity.(4)
	BI—Blended Index (50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)	The BI consists of 50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index. The Barclays Capital 1 Year Municipal Bond Index is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The iMoneyNet Money Market Fund Tax-Free National Retail Index is an average of money funds with investment objectives similar to that of the Fund.(4)
Short-Term Income Fund(6)	ML13—Bank of America Merrill Lynch 1-3 Year U.S. Government /Corporate Index	The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith.(4)
	LSIGDI—Lipper Short Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Short-Intermediate Bond Fund(6)	BIGCI—Barclays Intermediate Government/Credit Index	The BIGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(4)
	LSIDF—Lipper Short-Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Intermediate Tax-Free Fund(2)(6)	BMB15I—Barclays Capital Municipal Bond 1-15 Year Blend Index	The BMB15I is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(4)
	LIMDI—Lipper Intermediate Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Government Income Fund(6)	BMI—Barclays U.S. Mortgage-Backed Securities Index	The BMI is an unmanaged index that includes 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA).(4)
	LUSMI—Lipper U.S. Mortgage Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Corporate Income Fund(6)	BCCI—Barclays Capital U.S. Credit Index	Barclays Capital U.S. Credit Index (BCCI) represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(4)
	LIIGDFI—Lipper Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Aggregate Bond Fund(6)	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	LIIGDFI—Lipper Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Core Plus Bond Fund(6)	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	LIIGDFI—Lipper Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Monegy High Yield Bond Fund(3)(6)	MLHYI—Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	The MLHYI is a benchmark index for high yield corporate bonds which excludes lower-rated securities and caps exposure to any one issuer at 2% and is administrated by Merrill Lynch.(4)
	LHYFI—Lipper High Current Yield Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Government Money Market Fund	INGMMI—iMoneyNet, Inc. Government Money Market Index	The INGMMI is an average of money funds with investment objectives similar to that of the Fund.
	LUSGMMFI—Lipper U.S. Government Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Tax-Free Money Market Fund	IMNTFNR—iMoneyNet, Inc. Fund Report/Tax-Free National Retail	The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund.
	LTEMMFI—Lipper Tax-Exempt Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Prime Money Market Fund	MFRA—iMoneyNet, Inc. Money Fund Report Averages	The MFRA is an average of money funds with investment objectives similar to that of the Fund.
	LMMFI—Lipper Money Market Instrument Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

(1)	Small-Cap stocks are less liquid and more volatile than large-cap stocks.
(2)	Income generated by the Fund may be subject to the federal alternative minimum tax.
(3)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
(4)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.
(5)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.
(6)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2012

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2012 (3/1/12-8/31/12).

Actual Expenses

The first line of each Fund’s table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Institutional
Fund	Beginning account value 3/1/12	Ending account value 8/31/12	Annualized Expense Ratio(1)	Expenses paid during period 3/1/12- 8/31/12(1)	Beginning account value 3/1/12	Ending account value 8/31/12	Annualized Expense Ratio(1)	Expenses paid during period 3/1/12- 8/31/12(1)
Large-Cap Value Fund
Actual	$1,000.00	$1,034.70	1.24%	$6.34	$1,000.00	$1,037.30	0.99%	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,018.77	1.24	6.29	1,000.00	1,020.03	0.99	5.02
Dividend Income Fund
Actual	1,000.00	1,042.80	0.90	4.61	1,000.00	1,043.80	0.65	3.33
Hypothetical (5% return before expenses)	1,000.00	1,020.49	0.90	4.56	1,000.00	1,021.74	0.65	3.30
Large-Cap Growth Fund
Actual	1,000.00	1,038.90	1.24	6.35	1,000.00	1,039.40	0.99	5.07
Hypothetical (5% return before expenses)	1,000.00	1,018.77	1.24	6.29	1,000.00	1,020.03	0.99	5.02
Mid-Cap Value Fund
Actual	1,000.00	1,003.00	1.24	6.24	1,000.00	1,003.80	0.99	4.98
Hypothetical (5% return before expenses)	1,000.00	1,018.77	1.24	6.29	1,000.00	1,020.03	0.99	5.02
Mid-Cap Growth Fund
Actual	1,000.00	981.50	1.24	6.17	1,000.00	982.60	0.99	4.92
Hypothetical (5% return before expenses)	1,000.00	1,018.78	1.24	6.28	1,000.00	1,020.03	0.99	5.02
Small-Cap Value Fund
Actual	1,000.00	1,034.60	1.24	6.33	1,000.00	1,036.50	0.99	5.06
Hypothetical (5% return before expenses)	1,000.00	1,018.77	1.24	6.28	1,000.00	1,020.03	0.99	5.02
Small-Cap Growth Fund
Actual	1,000.00	936.40	1.44	7.01	1,000.00	937.60	1.19	5.80
Hypothetical (5% return before expenses)	1,000.00	1,017.76	1.44	7.30	1,000.00	1,019.02	1.19	6.04
Pyrford International Stock Fund
Actual	1,000.00	1,021.80	1.24	6.31	1,000.00	1,023.70	0.99	5.04
Hypothetical (5% return before expenses)	1,000.00	1,018.76	1.24	6.30	1,000.00	1,020.02	0.99	5.03
Lloyd George Emerging Markets Equity Fund
Actual	1,000.00	972.90	1.40	6.94	1,000.00	974.40	1.15	5.71
Hypothetical (5% return before expenses)	1,000.00	1,017.96	1.40	7.10	1,000.00	1,019.22	1.15	5.84

Expense Example (Unaudited) (continued)

	Investor				Institutional
Fund	Beginning account value 3/1/12	Ending account value 8/31/12	Annualized Expense Ratio(1)	Expenses paid during period 3/1/12- 8/31/12(1)	Beginning account value 3/1/12	Ending account value 8/31/12	Annualized Expense Ratio(1)	Expenses paid during period 3/1/12- 8/31/12(1)
Pyrford Global Strategic Return Fund
Actual	$1,000.00	$999.00	1.24%	$6.23	$1,000.00	$1,000.00	0.99%	$4.98
Hypothetical (5% return before expenses)	1,000.00	1,018.76	1.24	6.29	1,000.00	1,020.02	0.99	5.03
Ultra Short Tax-Free Fund
Actual	1,000.00	1,006.70	0.55	2.77	1,000.00	1,008.00	0.30	1.51
Hypothetical (5% return before expenses)	1,000.00	1,022.24	0.55	2.79	1,000.00	1,023.50	0.30	1.52
Short-Term Income Fund
Actual	1,000.00	1,015.20	0.60	3.04	1,000.00	1,017.60	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,021.99	0.60	3.05	1,000.00	1,023.24	0.35	1.78
Short-Intermediate Bond Fund
Actual	1,000.00	1,025.30	0.80	4.07	1,000.00	1,026.60	0.55	2.80
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80	4.06	1,000.00	1,022.24	0.55	2.79
Intermediate Tax-Free Fund
Actual	1,000.00	1,029.40	0.56	2.84	1,000.00	1,029.10	0.42	2.14
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.56	2.83	1,000.00	1,022.89	0.42	2.14
Government Income Fund
Actual	1,000.00	1,025.70	0.80	4.07	1,000.00	1,027.00	0.55	2.80
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80	4.06	1,000.00	1,022.23	0.55	2.80
TCH Corporate Income Fund
Actual	1,000.00	1,044.70	0.78	4.01	1,000.00	1,045.20	0.53	2.73
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.78	3.96	1,000.00	1,022.33	0.53	2.70
Aggregate Bond Fund
Actual	1,000.00	1,035.40	0.80	4.09	1,000.00	1,036.70	0.55	2.81
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80	4.06	1,000.00	1,022.24	0.55	2.79
TCH Core Plus Bond Fund
Actual	1,000.00	1,045.50	0.77	3.94	1,000.00	1,046.00	0.52	2.65
Hypothetical (5% return before expenses)	1,000.00	1,021.15	0.77	3.89	1,000.00	1,022.41	0.52	2.62
Monegy High Yield Bond Fund
Actual	1,000.00	1,033.80	0.90	4.58	1,000.00	1,035.00	0.65	3.31
Hypothetical (5% return before expenses)	1,000.00	1,020.49	0.90	4.55	1,000.00	1,021.75	0.65	3.29
Government Money Market Fund
Actual	1,000.00	1,000.10	0.18	0.93	1,000.00	1,000.10	0.18	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.08	0.18	0.94	1,000.00	1,024.09	0.18	0.93
Tax-Free Money Market Fund
Actual	1,000.00	1,000.20	0.42	2.10	1,000.00	1,001.30	0.20	1.00
Hypothetical (5% return before expenses)	1,000.00	1,022.90	0.42	2.12	1,000.00	1,024.00	0.20	1.02
Prime Money Market Fund
Actual	1,000.00	1,000.10	0.40	2.03	1,000.00	1,001.10	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,022.97	0.40	2.05	1,000.00	1,024.00	0.20	1.02

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2012 through August 31, 2012, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

August 31, 2012

Schedules of Investments

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 98.4%

Consumer Discretionary — 12.5%

Automotive Retail — 1.4%
Advance Auto Parts, Inc.	28,690	$ 2,040,433

Broadcasting — 1.8%
CBS Corp., Class B	74,810	2,718,595

Cable & Satellite — 3.2%
DIRECTV Group, Inc., Class A (1)(2)	32,020	1,667,922
DISH Network Corp., Class A (1)	13,540	433,144
Time Warner Cable, Inc.	31,135	2,765,411

		4,866,477

Department Stores — 3.6%
Dillard’s, Inc., Class A	28,150	2,113,502
Macy’s, Inc.	80,715	3,253,622

		5,367,124

Homefurnishing Retail — 0.6%
Bed Bath & Beyond, Inc. (1)(2)	14,100	947,097

Housewares & Specialties — 1.5%
Jarden Corp. (1)	46,350	2,240,095

Movies & Entertainment — 0.4%
Viacom, Inc., Class B	12,100	605,121

Total Consumer Discretionary		18,784,942

Consumer Staples — 7.1%

Drug Retail — 1.3%
CVS Caremark Corp. (1)	40,680	1,852,974

Food Retail — 1.5%
Kroger Co. (1)	101,840	2,268,995

Household Products — 0.4%
Procter & Gamble Co.	9,300	624,867

Hypermarkets & Super Centers — 1.6%
Wal-Mart Stores, Inc. (1)	33,115	2,404,149

Packaged Foods & Meats — 2.3%
Dean Foods Co. (1)(2)	79,200	1,300,464
Tyson Foods, Inc., Class A	136,450	2,136,807

		3,437,271

Total Consumer Staples		10,588,256

Energy — 12.7%

Integrated Oil & Gas — 7.6%
Chevron Corp.	63,810	7,156,930
Exxon Mobil Corp. (1)	48,840	4,263,732

		11,420,662

Oil & Gas-Exploration & Production — 0.8%
ConocoPhillips (1)	19,645	1,115,639

Oil & Gas-Refining & Marketing — 4.3%
Marathon Petroleum Corp. (1)	16,100	833,175
Tesoro Corp.	67,330	2,675,694
Valero Energy Corp. (1)	93,040	2,908,431

		6,417,300

Total Energy		18,953,601

Financials — 22.8%

Asset Management & Custody Banks — 1.8%
Ameriprise Financial, Inc.	48,555	2,666,155

Consumer Finance — 2.3%
Discover Financial Services (1)	89,555	3,468,465
Common Stocks (continued)

Financials (continued)

Diversified Banks — 5.4%
U.S. Bancorp	62,460	$ 2,086,789
Wells Fargo & Co.	174,485	5,937,724

		8,024,513

Multi-line Insurance — 4.1%
American Financial Group, Inc.	68,990	2,591,265
American International Group, Inc. (2)	37,100	1,273,643
Assurant, Inc. (1)	63,880	2,251,770

		6,116,678

Other Diversified Financial Services — 1.7%
JPMorgan Chase & Co. (1)	69,490	2,580,859

Property & Casualty Insurance — 2.1%
Travelers Cos., Inc.	48,270	3,125,000

Regional Banks — 2.4%
Huntington Bancshares, Inc.	192,700	1,271,820
PNC Financial Services Group, Inc.	36,115	2,244,908

		3,516,728

Reinsurance — 1.7%
Reinsurance Group of America, Inc.	44,600	2,619,804

Retail REIT’s — 0.9%
Simon Property Group, Inc. (1)	8,280	1,314,036

Specialized REIT’s — 0.4%
Senior Housing Properties Trust	28,800	637,056

Total Financials		34,069,294

Healthcare — 16.4%

Biotechnology — 3.1%
Amgen, Inc. (1)	36,090	3,028,673
Gilead Sciences, Inc. (1)(2)	16,700	963,423
United Therapeutics Corp. (1)(2)	11,400	616,968

		4,609,064

Healthcare Facilities — 1.1%
Community Health Systems, Inc. (2)	60,158	1,626,672

Managed Healthcare — 4.0%
Aetna, Inc.	9,400	361,054
Humana, Inc.	29,850	2,091,888
UnitedHealth Group, Inc.	65,220	3,541,446

		5,994,388

Pharmaceuticals — 8.2%
Eli Lilly & Co.	69,115	3,103,955
Forest Laboratories, Inc. (2)	74,815	2,595,332
Pfizer, Inc.	274,560	6,551,002

		12,250,289

Total Healthcare		24,480,413

Industrials — 6.6%

Aerospace & Defense — 3.1%
Lockheed Martin Corp.	28,790	2,623,921
Northrop Grumman Corp. (1)	13,300	889,637
Raytheon Co. (1)	20,400	1,153,008

		4,666,566

Airlines — 1.1%
Southwest Airlines Co. (1)	179,900	1,608,306

Construction & Farm Machinery & Heavy Trucks — 0.9%
AGCO Corp. (1)(2)	21,600	909,144
Cummins, Inc. (1)	4,300	417,573

		1,326,717

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Electrical Components & Equipment — 0.3%
EnerSys Inc. (2)	13,534	$ 504,141

Industrial Conglomerates — 1.2%
General Electric Co.	83,490	1,729,078

Total Industrials		9,834,808

Information Technology — 9.3%

Communications Equipment — 3.2%
Cisco Systems, Inc.	246,460	4,702,457

Computer Hardware — 1.6%
Apple, Inc.	2,660	1,769,538
Dell, Inc. (1)(2)	52,800	559,152

		2,328,690

Data Processing & Outsourced Services — 1.6%
Alliance Data Systems Corp. (1)(2)	17,770	2,446,041

Semiconductor Equipment — 0.5%
KLA-Tencor Corp. (1)	13,900	713,209

Semiconductors — 1.2%
Intel Corp. (1)	73,540	1,825,998

Systems Software — 0.5%
Microsoft Corp. (1)	24,100	742,762

Technology Distributors — 0.7%
Avnet, Inc. (2)	34,560	1,113,178

Total Information Technology		13,872,335

Materials — 5.2%

Diversified Chemicals — 2.4%
Eastman Chemical Co.	9,700	536,022
Huntsman Corp.	110,970	1,595,749
PPG Industries, Inc.	12,710	1,398,354

		3,530,125

Fertilizers & Agricultural Chemicals — 2.0%
CF Industries Holdings, Inc. (1)	14,860	3,076,169

Paper Products — 0.8%
Domtar Corp.	17,330	1,255,385

Total Materials		7,861,679

Telecommunication Services — 1.1%

Integrated Telecommunication Services — 1.1%
AT&T, Inc. (1)	33,545	1,229,089
Verizon Communications, Inc.	8,710	374,007

Total Telecommunication Services		1,603,096

Utilities — 4.7%

Electric Utilities — 1.6%
Portland General Electric Co.	89,860	2,411,842

Independent Power Producers & Energy Traders — 1.7%
AES Corp. (2)	217,900	2,481,881

Multi-Utilities — 1.4%
CMS Energy Corp. (1)	33,400	770,538
DTE Energy Co.	23,800	1,389,920

		2,160,458

Total Utilities		7,054,181

Total Common Stocks (identified cost $126,355,420)		147,102,605

Short-Term Investments — 30.8%

Collateral Pool Investments for Securities on Loan — 29.5%

Collateral pool allocation (13)		$ 43,999,854

Mutual Funds — 1.3%
BMO Prime Money Market Fund, Class I, 0.176% (11)	1,957,143	1,957,143

Total Short-Term Investments (identified cost $45,956,997)		45,956,997

Total Investments — 129.2% (identified cost $172,312,417)		193,059,602
Other Assets and Liabilities — (29.2)%		(43,640,146)

Total Net Assets — 100.0%		$149,419,456

Dividend Income Fund

Description	Shares	Value
Common Stocks — 96.4%

Consumer Discretionary — 10.4%

Apparel Retail — 0.7%
Limited Brands, Inc.	10,762	$ 523,033

Apparel, Accessories & Luxury Goods — 0.6%
VF Corp.	2,888	440,940

Cable & Satellite — 3.2%
Comcast Corp., Class A (1)	31,990	1,072,625
Time Warner Cable, Inc.	14,885	1,322,085

		2,394,710

Department Stores — 0.8%
Macy’s, Inc.	15,363	619,283

Distributors — 0.9%
Genuine Parts Co.	10,412	657,622

Home Furnishings — 0.8%
Leggett & Platt, Inc.	26,912	638,891

Home Improvement Retail — 1.1%
Home Depot, Inc.	14,733	836,098

Leisure Products — 1.4%
Mattel, Inc. (1)	29,594	1,039,933

Specialty Stores — 0.9%
Staples, Inc. (1)	59,363	648,244

Total Consumer Discretionary		7,798,754

Consumer Staples — 12.3%

Household Products — 1.5%
Kimberly-Clark Corp.	13,594	1,136,458

Hypermarkets & Super Centers — 0.7%
Wal-Mart Stores, Inc. (1)	7,542	547,549

Packaged Foods & Meats — 2.7%
ConAgra Foods, Inc.	33,401	838,699
H.J. Heinz Co.	10,675	594,811
Kraft Foods, Inc., Class A	13,722	569,875

		2,003,385

Soft Drinks — 1.1%
Coca-Cola Co.	11,126	416,113
PepsiCo, Inc.	5,091	368,741

		784,854

Tobacco — 6.3%
Altria Group, Inc.	50,387	1,711,142
Lorillard, Inc.	8,069	1,012,740

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Tobacco (continued)
Philip Morris International, Inc.	21,919	$1,957,367

		4,681,249

Total Consumer Staples		9,153,495

Energy — 11.9%

Integrated Oil & Gas — 3.5%
Chevron Corp. (1)	17,119	1,920,067
Occidental Petroleum Corp.	7,972	677,700

		2,597,767

Oil & Gas-Exploration & Production — 3.5%
ConocoPhillips (1)	27,724	1,574,446
Marathon Oil Corp.	38,207	1,062,918

		2,637,364

Oil & Gas-Refining & Marketing — 1.0%
Marathon Petroleum Corp. (1)	13,753	711,718

Oil & Gas-Storage & Transportation — 3.9%
Spectra Energy Corp. (1)	51,137	1,445,132
Williams Cos., Inc. (1)	45,435	1,466,187

		2,911,319

Total Energy		8,858,168

Financials — 13.0%

Asset Management & Custody Banks — 0.8%
BlackRock, Inc.	3,160	557,329

Consumer Finance — 2.4%
Discover Financial Services (1)	20,246	784,128
SLM Corp.	61,763	972,767

		1,756,895

Diversified Banks — 2.2%
U.S. Bancorp (1)	28,698	958,800
Wells Fargo & Co.	20,938	712,520

		1,671,320

Insurance Brokers — 1.2%
Marsh & McLennan Cos., Inc.	26,870	918,148

Life & Health Insurance — 0.8%
Prudential Financial, Inc.	11,459	624,630

Other Diversified Financial Services — 1.1%
JPMorgan Chase & Co. (1)	21,295	790,896

Property & Casualty Insurance — 1.7%
ACE, Ltd.	9,782	721,227
Chubb Corp.	7,863	580,997

		1,302,224

Retail REIT’s — 0.9%
Simon Property Group, Inc. (1)	4,334	687,806

Specialized Finance — 0.7%
NYSE Euronext	21,022	526,601

Specialized REIT’s — 1.2%
Public Storage	6,053	881,075

Total Financials		9,716,924

Healthcare — 12.7%

Healthcare Distributors — 1.1%
Cardinal Health, Inc. (1)	19,993	790,723
Common Stocks (continued)

Healthcare (continued)

Healthcare Equipment — 1.4%
Baxter International, Inc.	7,010	$ 411,347
Medtronic, Inc.	14,612	594,124

		1,005,471

Managed Healthcare — 0.9%
UnitedHealth Group, Inc.	12,627	685,646

Pharmaceuticals — 9.3%
Bristol-Myers Squibb Co.	30,468	1,005,749
Eli Lilly & Co.	24,560	1,102,990
Johnson & Johnson	18,783	1,266,538
Merck & Co., Inc.	41,450	1,784,422
Pfizer, Inc.	75,799	1,808,564

		6,968,263

Total Healthcare		9,450,103

Industrials — 10.0%

Aerospace & Defense — 2.3%
General Dynamics Corp. (1)	4,455	291,847
Honeywell International, Inc.	8,753	511,613
Lockheed Martin Corp.	10,387	946,671

		1,750,131

Air Freight & Logistics — 1.1%
United Parcel Service, Inc., Class B (1)	10,981	810,508

Environmental & Facilities Services — 1.0%
Waste Management, Inc.	22,348	772,794

Industrial Conglomerates — 2.9%
General Electric Co.	104,549	2,165,210

Industrial Machinery — 1.1%
Eaton Corp. (1)	17,954	802,903

Office Services & Supplies — 0.6%
Pitney Bowes, Inc. (1)	31,301	418,181

Railroads — 1.0%
Norfolk Southern Corp.	10,266	743,874

Total Industrials		7,463,601

Information Technology — 6.5%

Communications Equipment — 0.7%
Cisco Systems, Inc.	26,924	513,710

Computer Hardware — 0.5%
Apple, Inc.	591	393,157

Consulting & Other Services — 0.5%
Accenture PLC, Class A (1)	6,080	374,528

Data Processing & Outsourced Services — 0.7%
Western Union Co. (1)	28,807	507,291

Semiconductor Equipment — 1.3%
KLA-Tencor Corp. (1)	18,347	941,385

Semiconductors — 1.9%
Intel Corp. (1)	57,087	1,417,470

Systems Software — 0.9%
Microsoft Corp. (1)	22,705	699,768

Total Information Technology		4,847,309

Materials — 4.4%

Diversified Chemicals — 3.6%
E.I. du Pont de Nemours & Co. (1)	18,571	923,908
Eastman Chemical Co.	18,735	1,035,296

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Materials (continued)

Diversified Chemicals (continued)
PPG Industries, Inc.	6,756	$ 743,295

		2,702,499

Diversified Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	17,221	621,850

Total Materials		3,324,349

Telecommunication Services — 6.8%

Integrated Telecommunication Services — 6.8%
AT&T, Inc. (1)	65,811	2,411,315
CenturyLink, Inc.	39,006	1,648,394
Verizon Communications, Inc.	23,716	1,018,365

Total Telecommunication Services		5,078,074

Utilities — 8.4%

Electric Utilities — 4.4%
American Electric Power Co., Inc. (1)	23,492	1,009,921
FirstEnergy Corp.	15,193	663,934
Pepco Holdings, Inc.	43,204	834,268
PPL Corp.	25,962	761,466

		3,269,589

Gas Utilities — 0.5%
ONEOK, Inc.	9,019	401,616

Multi-Utilities — 3.5%
CenterPoint Energy, Inc. (1)	35,477	723,376
CMS Energy Corp. (1)	46,161	1,064,934
DTE Energy Co.	13,372	780,925

		2,569,235

Total Utilities		6,240,440

Total Common Stocks (identified cost $67,970,936)		71,931,217

Short-Term Investments — 34.9%

Collateral Pool Investments for Securities on Loan — 31.7%

Collateral pool allocation (13)		23,633,052

Mutual Funds — 3.2%
BMO Prime Money Market Fund, Class I, 0.176% (11)	2,414,214	2,414,214

Total Short-Term Investments (identified cost $26,047,266)		26,047,266

Total Investments — 131.3% (identified cost $94,018,202)		97,978,483
Other Assets and Liabilities — (31.3)%		(23,372,112)

Total Net Assets — 100.0%		$74,606,371

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.1%

Consumer Discretionary — 13.8%

Apparel Retail — 3.0%
Ascena Retail Group, Inc. (1)(2)	146,590	$2,902,482
TJX Cos., Inc.	61,760	2,827,990

		5,730,472
Common Stocks (continued)

Consumer Discretionary (continued)

Automotive Retail — 0.4%
O’Reilly Automotive, Inc. (1)(2)	9,430	$ 801,079

Broadcasting — 1.9%
Scripps Networks Interactive, Inc., Class A	61,310	3,623,421

Cable & Satellite — 4.3%
Comcast Corp., Class A (1)	132,560	4,444,737
Time Warner Cable, Inc.	42,670	3,789,949

		8,234,686

Homebuilding — 1.0%
Pulte Group, Inc. (1)(2)	150,549	2,059,510

Hotels, Resorts & Cruise Lines — 0.4%
Wyndham Worldwide Corp. (1)	14,950	779,493

Internet Retail — 1.8%
Expedia, Inc. (1)	33,430	1,716,965
Priceline.com, Inc. (1)(2)	2,910	1,759,299

		3,476,264

Specialty Stores — 1.0%
Sally Beauty Holdings, Inc. (2)	68,750	1,890,625

Total Consumer Discretionary		26,595,550

Consumer Staples — 9.5%

Distillers & Vintners — 1.2%
Diageo PLC, ADR (1)	20,400	2,228,088

Drug Retail — 0.4%
CVS Caremark Corp. (1)	14,960	681,428

Food Retail — 0.4%
Whole Foods Market, Inc. (1)	8,490	821,407

Household Products — 1.3%
Church & Dwight Co., Inc. (1)	46,390	2,539,389

Soft Drinks — 2.7%
Coca-Cola Co.	92,990	3,477,826
Monster Beverage Corp. (2)	29,000	1,708,970

		5,186,796

Tobacco — 3.5%
Philip Morris International, Inc.	76,350	6,818,055

Total Consumer Staples		18,275,163

Energy — 2.1%

Integrated Oil & Gas — 1.4%
Exxon Mobil Corp. (1)	32,062	2,799,012

Oil & Gas-Equipment & Services — 0.7%
Core Laboratories (1)	5,780	706,258
Helix Energy Solutions Group, Inc. (1)(2)	35,930	633,087

		1,339,345

Total Energy		4,138,357

Financials — 7.2%

Asset Management & Custody Banks — 1.4%
Affiliated Managers Group, Inc. (1)(2)	22,570	2,654,683

Consumer Finance — 0.6%
Discover Financial Services	30,096	1,165,618

Life & Health Insurance — 1.6%
Aflac, Inc. (1)	64,800	2,992,464

Property & Casualty Insurance — 0.5%
Allied World Assurance Co. Holdings AG	13,200	1,036,596

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Reinsurance — 0.6%
Alleghany Corp. (1)(2)	3,725	$ 1,255,884

Specialized REIT’s — 2.5%
American Tower Corp., Class A (1)	39,630	2,789,952
Extra Space Storage, Inc.	56,765	1,936,254

		4,726,206

Total Financials		13,831,451

Healthcare — 14.0%

Biotechnology — 6.4%
Alexion Pharmaceuticals, Inc. (1)(2)	7,050	755,830
Amgen, Inc.	53,167	4,461,775
Biogen Idec, Inc. (2)	21,420	3,139,958
Celgene Corp. (2)	24,400	1,757,776
Gilead Sciences, Inc. (1)(2)	38,520	2,222,219

		12,337,558

Healthcare Equipment — 2.5%
C.R. Bard, Inc. (1)	15,770	1,547,195
Intuitive Surgical, Inc. (1)(2)	6,660	3,275,321

		4,822,516

Managed Healthcare — 0.8%
Humana, Inc.	22,857	1,601,818

Pharmaceuticals — 4.3%
Abbott Laboratories (1)	50,688	3,322,092
Forest Laboratories, Inc. (1)(2)	89,240	3,095,736
Merck & Co., Inc.	42,610	1,834,360

		8,252,188

Total Healthcare		27,014,080

Industrials — 11.3%

Aerospace & Defense — 1.4%
TransDigm Group, Inc. (2)	19,500	2,703,090

Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B (1)	42,610	3,145,044

Construction & Farm Machinery & Heavy Trucks — 1.6%
Wabtec Corp.	38,120	2,978,697

Electrical Components & Equipment — 2.9%
AMETEK, Inc.	59,040	2,025,663
Roper Industries, Inc. (1)	33,800	3,474,302

		5,499,965

Railroads — 1.1%
Union Pacific Corp.	18,009	2,187,013

Research & Consulting Services — 2.7%
Equifax, Inc.	57,910	2,651,120
Verisk Analytics, Inc., Class A (2)	54,020	2,621,050

		5,272,170

Total Industrials		21,785,979

Information Technology — 33.3%

Application Software — 1.0%
Concur Technologies, Inc. (1)(2)	11,578	838,247
Synopsys, Inc. (2)	33,240	1,097,917

		1,936,164
Common Stocks (continued)

Information Technology (continued)

Communications Equipment — 2.9%
Cisco Systems, Inc.	126,390	$ 2,411,521
QUALCOMM, Inc.	49,550	3,045,343

		5,456,864

Computer Hardware — 6.0%
Apple, Inc.	17,300	11,508,652

Computer Storage & Peripherals — 1.0%
EMC Corp. (1)(2)	73,010	1,919,433

Consulting & Other Services — 1.8%
International Business Machines Corp.	6,597	1,285,425
Teradata Corp. (2)	29,357	2,242,288

		3,527,713

Data Processing & Outsourced Services — 4.8%
Alliance Data Systems Corp. (1)(2)	26,480	3,644,972
MasterCard, Inc., Class A	2,140	905,006
Visa, Inc., Class A (1)	36,870	4,728,578

		9,278,556

Internet Software & Services — 6.7%
eBay, Inc. (2)	27,850	1,322,040
Google, Inc., Class A (2)	11,390	7,803,175
IAC/InterActiveCorp (1)	59,588	3,089,042
VeriSign, Inc. (1)(2)	14,047	669,761

		12,884,018

Semiconductor Equipment — 2.6%
ASML Holding NV (1)	30,920	1,755,328
KLA-Tencor Corp. (1)	62,690	3,216,624

		4,971,952

Systems Software — 6.5%
Check Point Software Technologies, Ltd. (1) (2)	10,454	481,825
Microsoft Corp. (1)	181,592	5,596,665
Oracle Corp.	136,080	4,306,932
Red Hat, Inc. (1)(2)	39,120	2,192,285

		12,577,707

Total Information Technology		64,061,059

Materials — 1.8%

Fertilizers & Agricultural Chemicals — 1.8%
CF Industries Holdings, Inc.	16,590	3,434,296

Telecommunication Services — 5.1%

Alternative Carriers — 0.9%
tw telecom, inc. (2)	66,810	1,680,272

Integrated Telecommunication Services — 2.8%
Verizon Communications, Inc.	124,907	5,363,507

Wireless Telecommunication Services — 1.4%
SBA Communications Corp. (1)(2)	45,230	2,703,849

Total Telecommunication Services		9,747,628

Total Common Stocks (identified cost $169,019,362)		188,883,563

Short-Term Investments — 41.8%

Collateral Pool Investments for Securities on Loan — 39.9%

Collateral pool allocation (13)		76,830,902

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Short-Term Investments (continued)

Mutual Funds — 1.9%
BMO Prime Money Market Fund, Class I, 0.176% (11)	3,692,284	$ 3,692,284

Total Short-Term Investments (identified cost $80,523,186)		80,523,186

Total Investments — 139.9% (identified cost $249,542,548)		269,406,749
Other Assets and Liabilities — (39.9)%		(76,883,685)

Total Net Assets — 100.0%		$192,523,064

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.2%

Consumer Discretionary — 15.6%

Advertising — 1.8%
Interpublic Group of Cos., Inc.	398,500	$ 4,240,040

Apparel, Accessories & Luxury Goods — 2.1%
The Warnaco Group, Inc. (1)(2)	96,700	4,972,314

Auto Parts & Equipment — 1.7%
Visteon Corp. (1)(2)	86,500	3,980,730

Automotive Retail — 1.5%
Advance Auto Parts, Inc.	49,000	3,484,880

Cable & Satellite — 1.5%
Liberty Global, Inc. (1)(2)	63,156	3,490,632

Catalog Retail — 2.0%
Liberty Interactive Corp. (2)	260,400	4,749,696

Department Stores — 1.8%
Kohl’s Corp.	80,600	4,207,320

Leisure Products — 1.7%
Mattel, Inc. (1)	115,800	4,069,212

Specialty Stores — 1.5%
Staples, Inc. (1)	334,300	3,650,556

Total Consumer Discretionary		36,845,380

Consumer Staples — 5.5%

Agricultural Products — 1.4%
Darling International, Inc. (1)(2)	207,200	3,443,664

Food Retail — 3.1%
Kroger Co. (1)	189,800	4,228,744
Safeway, Inc.	191,600	2,998,540

		7,227,284

Packaged Foods & Meats — 1.0%
ConAgra Foods, Inc.	94,800	2,380,428

Total Consumer Staples		13,051,376

Energy — 8.9%

Oil & Gas-Drilling — 1.8%
Rowan Cos. PLC (1)(2)	117,000	4,116,060

Oil & Gas-Equipment & Services — 1.5%
Tidewater, Inc.	72,400	3,433,932

Oil & Gas-Exploration & Production — 5.6%
Cimarex Energy Co. (1)	58,000	3,318,180
EQT Corp. (1)	56,300	3,037,948
Common Stocks (continued)

Energy (continued)

Oil & Gas-Exploration & Production (continued)
Noble Energy, Inc. (1)	35,300	$ 3,102,870
QEP Resources, Inc. (1)	133,950	3,843,026

		13,302,024

Total Energy		20,852,016

Financials — 20.4%

Asset Management & Custody Banks — 3.4%
Ameriprise Financial, Inc.	70,200	3,854,682
Invesco Ltd.	176,500	4,179,520

		8,034,202

Consumer Finance — 2.3%
Discover Financial Services (1)	137,000	5,306,010

Diversified Banks — 1.4%
Comerica, Inc.	104,900	3,221,479

Investment Banking & Brokerage — 1.0%
TD Ameritrade Holding Corp. (1)	144,200	2,467,262

Property & Casualty Insurance — 2.7%
Axis Capital Holdings, Ltd.	107,700	3,669,339
Hanover Insurance Group, Inc.	73,400	2,619,646

		6,288,985

Regional Banks — 3.4%
Fifth Third Bancorp (1)	344,110	5,209,825
First Niagara Financial Group, Inc. (1)	352,300	2,779,647

		7,989,472

Reinsurance — 2.9%
PartnerRe Ltd. (1)	46,600	3,420,440
Reinsurance Group of America, Inc.	59,800	3,512,652

		6,933,092

Retail REIT’s — 1.7%
Macerich Co. (1)	68,400	4,074,588

Specialized REIT’s — 1.6%
Sovran Self Storage, Inc. (1)	67,800	3,854,430

Total Financials		48,169,520

Healthcare — 9.9%

Healthcare Distributors — 2.1%
AmerisourceBergen Corp. (1)	124,900	4,811,148

Healthcare Facilities — 1.4%
Community Health Systems, Inc. (1)(2)	121,140	3,275,626

Healthcare Services — 1.6%
DaVita, Inc. (2)	38,990	3,792,557

Life Sciences Tools & Services — 1.8%
Thermo Fisher Scientific, Inc.	74,100	4,249,635

Managed Healthcare — 3.0%
CIGNA Corp.	102,900	4,709,733
Coventry Health Care, Inc.	57,220	2,382,069

		7,091,802

Total Healthcare		23,220,768

Industrials — 10.8%

Aerospace & Defense — 3.0%
L-3 Communications Holdings, Inc. (1)	48,900	3,434,736

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Aerospace & Defense (continued)
Spirit Aerosystems Holdings, Inc., Class A (2)	150,100	$ 3,731,486

		7,166,222

Construction & Engineering — 2.0%
Fluor Corp.	51,800	2,667,700
Jacobs Engineering Group, Inc. (1)(2)	52,500	2,075,850

		4,743,550

Environmental & Facilities Services — 1.6%
Republic Services, Inc. (1)	136,500	3,774,225

Human Resource & Employment Services — 1.3%
Manpower, Inc. (1)	79,500	2,950,245

Industrial Conglomerates — 1.0%
Carlisle Cos., Inc.	43,220	2,262,135

Industrial Machinery — 1.9%
Eaton Corp. (1)	36,400	1,627,808
Xylem, Inc.	117,850	2,862,576

		4,490,384

Total Industrials		25,386,761

Information Technology — 12.1%

Communications Equipment — 1.5%
InterDigital, Inc. (1)	104,780	3,536,325

Computer Storage & Peripherals — 3.7%
Lexmark International, Inc., Class A	138,200	3,000,322
NetApp, Inc. (1)(2)	98,600	3,403,672
Seagate Technology PLC (1)	70,900	2,269,509

		8,673,503

Consulting & Other Services — 1.7%
Amdocs, Ltd. (1)(2)	125,800	4,055,792

Data Processing & Outsourced Services — 1.4%
Western Union Co. (1)	187,800	3,307,158

Home Entertainment Software — 1.3%
Electronic Arts, Inc. (1)(2)	231,000	3,079,230

Office Electronics — 1.2%
Xerox Corp.	400,200	2,949,474

Technology Distributors — 1.3%
Ingram Micro, Inc. (2)	198,100	3,024,987

Total Information Technology		28,626,469

Materials — 5.7%

Metal & Glass Containers — 1.5%
Ball Corp.	81,800	3,449,506

Paper Products — 1.3%
International Paper Co. (1)	92,200	3,186,432

Specialty Chemicals — 1.5%
W.R. Grace & Co. (2)	63,400	3,661,984

Steel — 1.4%
Reliance Steel & Aluminum Co. (1)	63,000	3,240,090

Total Materials		13,538,012
Common Stocks (continued)

Telecommunication Services — 1.8%

Integrated Telecommunication Services — 1.8%
CenturyLink, Inc.	99,646	$ 4,211,040

Utilities — 6.5%

Electric Utilities — 3.2%
Edison International	96,400	4,221,356
Great Plains Energy, Inc.	159,800	3,406,936

		7,628,292

Multi-Utilities — 3.3%
CMS Energy Corp. (1)	208,100	4,800,867
Sempra Energy	43,600	2,886,320

		7,687,187

Total Utilities		15,315,479

Total Common Stocks (identified cost $190,919,784)		229,216,821

Rights — 0.0%
Liberty Ventures, Exercise Price: $35.99, 10/9/2012 (2)	4,340	47,740

Total Rights (identified cost $0)		47,740

Short-Term Investments — 48.6%

Collateral Pool Investments for Securities on Loan — 45.8%

Collateral pool allocation (13)		107,969,912

Mutual Funds — 2.8%
BMO Prime Money Market Fund, Class I, 0.176% (11)	6,608,123	6,608,123

Total Short-Term Investments (identified cost $114,578,035)		114,578,035

Total Investments — 145.8% (identified cost $305,497,819)		343,842,596
Other Assets and Liabilities — (45.8)%		(107,963,911)

Total Net Assets — 100.0%		$235,878,685

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.1%

Consumer Discretionary — 16.7%

Apparel, Accessories & Luxury Goods — 3.0%
Coach, Inc.	20,000	$1,162,600
PVH Corp.	27,770	2,607,603
VF Corp.	19,300	2,946,724

		6,716,927

Automotive Retail — 1.0%
O’Reilly Automotive, Inc. (1)(2)	25,870	2,197,656

Broadcasting — 1.4%
Discovery Communications, Inc., Class A (1)(2)	56,200	3,082,008

Casinos & Gaming — 0.5%
MGM Resorts International (1)(2)	117,600	1,159,536

Department Stores — 1.2%
Macy’s, Inc.	66,400	2,676,584

Distributors — 1.0%
LKQ Corp. (1)(2)	57,700	2,177,598

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

General Merchandise Stores — 1.3%
Dollar Tree, Inc. (2)	63,100	$ 3,039,527

Hotels, Resorts & Cruise Lines — 2.7%
Marriott International, Inc., Class A (1)	74,200	2,795,856
Wyndham Worldwide Corp. (1)	65,700	3,425,598

		6,221,454

Movies & Entertainment — 1.6%
Lions Gate Entertainment Corp. (1)(2)	245,600	3,629,968

Restaurants — 1.7%
Dunkin’ Brands Group, Inc. (1)	94,560	2,754,533
Panera Bread Co., Class A (1)(2)	7,600	1,177,240

		3,931,773
Specialty Stores — 1.3%
Dick’s Sporting Goods, Inc.	60,000	2,985,600

Total Consumer Discretionary		37,818,631

Consumer Staples — 2.3%

Distillers & Vintners — 0.7%
Constellation Brands, Inc., Class A (1)(2)	45,400	1,495,476
Packaged Foods & Meats — 0.8%
Hershey Co. (1)	26,600	1,910,412

Soft Drinks — 0.8%
Fomento Economico Mexicano, SAB de C.V., ADR	21,900	1,850,550

Total Consumer Staples		5,256,438

Energy — 10.5%

Oil & Gas-Drilling — 4.1%
Unit Corp. (1)(2)	236,100	9,392,058

Oil & Gas-Exploration & Production — 6.4%
Advantage Oil & Gas, Ltd. (2)	639,900	2,226,852
Forest Oil Corp. (1)(2)	210,200	1,557,582
Gulfport Energy Corp. (1)(2)	278,900	7,335,070
PDC Energy, Inc. (2)	118,500	3,297,855

		14,417,359

Total Energy		23,809,417

Financials — 8.5%

Asset Management & Custody Banks — 4.7%
American Capital, Ltd. (1)(2)	809,761	8,899,274
Ameriprise Financial, Inc.	33,200	1,823,012

		10,722,286

Real Estate Services — 0.5%
Jones Lang LaSalle, Inc. (1)	16,000	1,154,080

Residential REIT’s — 0.8%
American Campus Communities, Inc. (1)	36,950	1,722,609

Specialized REIT’s — 2.5%
American Tower Corp., Class A (1)	32,500	2,288,000
Host Hotels & Resorts, Inc. (1)	108,900	1,666,170
Pebblebrook Hotel Trust (1)	75,500	1,784,065

		5,738,235

Total Financials		19,337,210
Common Stocks (continued)

Healthcare — 14.5%

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc. (1)(2)	30,700	$ 3,291,347

Healthcare Equipment — 1.0%
Edwards Lifesciences Corp. (1)(2)	22,475	2,294,922

Healthcare Facilities — 1.0%
HealthSouth Corp. (1)(2)	95,200	2,180,080

Healthcare Services — 2.3%
Catamaran Corp. (1)(2)	32,700	2,849,805
MEDNAX, Inc. (1)(2)	34,900	2,417,872

		5,267,677

Healthcare Technology — 1.3%
Cerner Corp. (1)(2)	39,800	2,910,972

Life Sciences Tools & Services — 1.7%
Mettler-Toledo International, Inc. (1)(2)	10,800	1,783,188
PerkinElmer, Inc.	76,200	2,080,260

		3,863,448

Pharmaceuticals — 5.8%
Medicis Pharmaceutical Corp., Class A	70,100	2,212,356
Mylan, Inc. (1)(2)	118,700	2,797,759
Shire PLC, ADR	18,900	1,711,206
Valeant Pharmaceuticals International, Inc. (1)(2)	68,533	3,513,687
Watson Pharmaceuticals, Inc. (1)(2)	36,400	2,961,140

		13,196,148

Total Healthcare		33,004,594

Industrials — 19.7%

Aerospace & Defense — 1.5%
Triumph Group, Inc.	57,900	3,440,997

Electrical Components & Equipment — 3.3%
AMETEK, Inc.	81,225	2,786,830
Rockwell Automation, Inc. (1)	24,000	1,729,440
Roper Industries, Inc. (1)	28,000	2,878,120

		7,394,390

Environmental & Facilities Services — 0.8%
Clean Harbors, Inc. (1)(2)	34,300	1,865,577

Industrial Conglomerates — 1.6%
Tyco International, Ltd.	62,100	3,501,198

Industrial Machinery — 2.5%
IDEX Corp. (1)	50,700	2,020,902
Snap-On, Inc. (1)	36,500	2,533,830
Timken Co.	30,300	1,216,848

		5,771,580

Railroads — 1.2%
Kansas City Southern	34,750	2,687,217

Research & Consulting Services — 5.0%
Acacia Research Corp. (2)	250,400	6,595,536
Nielsen Holdings NV (1)(2)	62,000	1,738,480
Verisk Analytics, Inc., Class A (2)	63,000	3,056,760

		11,390,776

Trading Companies & Distributors — 1.8%
MSC Industrial Direct Co., Inc., Class A (1)	24,300	1,683,990
United Rentals, Inc. (1)(2)	77,200	2,494,332

		4,178,322

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Trucking — 2.0%
Hertz Global Holdings, Inc. (2)	177,500	$ 2,516,950
J.B. Hunt Transport Services, Inc. (1)	39,700	2,081,868

		4,598,818

Total Industrials		44,828,875

Information Technology — 21.7%

Application Software — 6.5%
Ebix, Inc. (1)	436,700	10,476,433
Informatica Corp. (1)(2)	40,000	1,304,000
Intuit, Inc. (1)	51,400	3,008,956

		14,789,389

Consulting & Other Services — 1.8%
Cognizant Technology Solutions Corp., Class A (2)	33,100	2,127,668
Teradata Corp. (1)(2)	27,300	2,085,174

		4,212,842

Data Processing & Outsourced Services — 5.7%
Alliance Data Systems Corp. (1)(2)	20,600	2,835,590
FleetCor Technologies, Inc. (1)(2)	67,600	2,918,968
Total System Services, Inc.	120,900	2,802,462
Vantiv, Inc., Class A (1)(2)	84,300	1,901,808
VeriFone Systems, Inc. (1)(2)	70,300	2,442,222

		12,901,050

Electronic Components — 1.2%
Amphenol Corp., Class A	43,500	2,647,845

Internet Software & Services — 2.6%
Ancestry.com, Inc. (1)(2)	109,800	3,412,584
Rackspace Hosting, Inc. (1)(2)	40,300	2,417,194

		5,829,778

Semiconductor Equipment — 0.9%
ASML Holding NV (1)	37,700	2,140,229

Semiconductors — 1.0%
Broadcom Corp., Class A (2)	64,500	2,291,685

Systems Software — 2.0%
Check Point Software Technologies, Ltd. (1)(2)	56,200	2,590,258
Red Hat, Inc. (1)(2)	34,900	1,955,796

		4,546,054

Total Information Technology		49,358,872

Materials — 2.8%

Diversified Chemicals — 0.9%
FMC Corp.	37,200	2,020,704

Gold — 0.5%
AuRico Gold, Inc. (1)(2)	165,000	1,143,450

Specialty Chemicals — 0.5%
Celanese Corp. (1)	29,500	1,128,670

Steel — 0.9%
Carpenter Technology Corp.	45,400	2,145,604

Total Materials		6,438,428
Common Stocks (continued)

Telecommunication Services — 1.4%

Wireless Telecommunication Services — 1.4%
Crown Castle International Corp. (1)(2)	50,900	$ 3,230,114

Total Common Stocks (identified cost $171,263,969)		223,082,579

Warrants — 0.0%
Magnum Hunter Resource Corp., Exercise Price: $10.50, 10/14/2013 (1)(2)	38,880	—

Total Warrants (identified cost $0)		—

Short-Term Investments — 48.6%

Collateral Pool Investments for Securities on Loan — 46.6%

Collateral pool allocation (13)		105,979,661

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.176% (11)	4,541,091	4,541,091

Total Short-Term Investments (identified cost $110,520,752)		110,520,752

Total Investments — 146.7% (identified cost $281,784,721)		333,603,331
Other Assets and Liabilities — (46.7)%		(106,218,427)

Total Net Assets — 100.0%		$227,384,904

Small-Cap Value Fund

Description	Shares	Value
Common Stocks — 92.8%

Consumer Discretionary — 12.5%

Apparel Retail — 0.9%
The Finish Line, Inc., Class A	12,000	$ 275,520

Apparel, Accessories & Luxury Goods — 2.1%
The Warnaco Group, Inc. (1)(2)	12,900	663,318

Broadcasting — 1.9%
Sinclair Broadcast Group, Inc., Class A	53,900	623,084

Department Stores — 1.3%
Dillard’s, Inc., Class A	5,600	420,448

Home Improvement Retail — 1.2%
Tile Shop Holdings, Inc. (1)(2)	29,400	368,970

Household Appliances — 1.0%
Helen of Troy, Ltd. (2)	10,500	330,120

Leisure Products — 1.2%
JAKKS Pacific, Inc.	23,500	391,040

Publishing — 1.9%
Valassis Communications, Inc. (1)(2)	24,900	624,243

Restaurants — 1.0%
Bob Evans Farms, Inc.	8,400	330,456

Total Consumer Discretionary		4,027,199

Consumer Staples — 1.5%

Agricultural Products — 1.5%
Darling International, Inc. (1)(2)	28,300	470,346

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Energy — 7.1%

Coal & Consumable Fuels — 1.1%
Cloud Peak Energy, Inc. (1)(2)	20,500	$ 360,595

Oil & Gas-Drilling — 1.1%
Atwood Oceanics, Inc. (1)(2)	7,500	347,100

Oil & Gas-Equipment & Services — 2.8%
Gulfmark Offshore, Inc., Class A (2)	7,200	252,576
Helix Energy Solutions Group, Inc. (1)(2)	20,500	361,210
Matrix Service Co. (1)(2)	23,700	276,342

		890,128

Oil & Gas-Exploration & Production — 2.1%
Bill Barrett Corp. (1)(2)	12,110	265,572
Forest Oil Corp. (1)(2)	22,700	168,207
VAALCO Energy, Inc. (1)(2)	33,310	246,827

		680,606

Total Energy		2,278,429

Financials — 24.9%

Asset Management & Custody Banks — 2.6%
Fifth Street Finance Corp. (1)	29,000	304,210
Walter Investment Management Corp. (1)	19,138	535,673

		839,883

Consumer Finance — 1.0%
Nelnet, Inc., Class A	13,900	332,905

Diversified Capital Markets — 2.2%
Encore Capital Group, Inc. (2)	14,200	398,026
HFF, Inc., Class A (2)	23,700	315,210

		713,236

Life & Health Insurance — 1.3%
American Equity Investment Life Holding Co. (1)	34,700	401,132

Office REIT’s — 1.4%
CoreSite Realty Corp.	17,000	462,230

Property & Casualty Insurance — 0.8%
Tower Group, Inc.	14,000	260,960

Regional Banks — 6.7%
BBCN Bancorp, Inc. (1)(2)	36,100	451,972
Cathay General Bancorp	26,800	438,716
Hancock Holding Co.	12,300	364,572
SCBT Financial Corp.	10,400	418,184
Susquehanna Bancshares, Inc.	44,900	471,899

		2,145,343

Reinsurance — 3.9%
Enstar Group, Ltd. (2)	4,600	425,316
Maiden Holdings, Ltd.	47,200	433,296
Montpelier Re Holdings, Ltd. (1)	18,400	396,704

		1,255,316

Specialized REIT’s — 2.7%
LaSalle Hotel Properties (1)	17,200	468,700
Sovran Self Storage, Inc. (1)	7,300	415,005

		883,705

Thrifts & Mortgage Finance — 2.3%
Ocwen Financial Corp. (1)(2)	28,740	739,480

Total Financials		8,034,190
Common Stocks (continued)

Healthcare — 11.9%

Healthcare Facilities — 1.3%
Health Management Associates, Inc., Class A (1)(2)	54,800	$ 419,768

Healthcare Services — 0.6%
BioScrip, Inc. (2)	20,352	172,992

Healthcare Technology — 2.0%
MedAssets, Inc. (2)	37,700	643,539

Life Sciences Tools & Services — 2.6%
Bio-Rad Laboratories, Inc., Class A (2)	3,600	361,368
PAREXEL International Corp. (1)(2)	16,800	483,672

		845,040

Pharmaceuticals — 5.4%
Impax Laboratories, Inc. (1)(2)	27,100	641,457
Medicis Pharmaceutical Corp., Class A	13,200	416,592
Par Pharmaceutical Cos., Inc. (1)(2)	13,650	679,770

		1,737,819

Total Healthcare		3,819,158

Industrials — 11.3%

Aerospace & Defense — 1.2%
Moog, Inc., Class A (2)	10,500	384,615

Commercial Printing — 1.0%
Deluxe Corp. (1)	11,500	326,255

Construction & Engineering — 2.5%
Aegion Corp. (1)(2)	21,100	411,872
EMCOR Group, Inc. (1)	14,100	389,583

		801,455

Electrical Components & Equipment — 0.7%
Brady Corp., Class A	8,600	241,488

Industrial Conglomerates — 0.9%
Carlisle Cos., Inc.	5,700	298,338

Industrial Machinery — 2.3%
Kaydon Corp.	11,200	249,088
LB Foster Co., Class A	14,850	477,428

		726,516

Office Services & Supplies — 1.4%
Sykes Enterprises, Inc. (2)	32,600	439,774

Research & Consulting Services — 1.3%
FTI Consulting, Inc. (1)(2)	16,520	429,685

Total Industrials		3,648,126

Information Technology — 14.5%

Communications Equipment — 1.6%
InterDigital, Inc. (1)	15,230	514,013

Computer Storage & Peripherals — 1.6%
Immersion Corp. (1)(2)	22,600	129,724
Lexmark International, Inc., Class A	18,300	397,293

		527,017

Data Processing & Outsourced Services — 3.7%
CSG Systems International, Inc. (2)	21,400	453,894
MoneyGram International, Inc. (2)	25,200	401,940
NeuStar, Inc., Class A (1)(2)	9,400	353,158

		1,208,992

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Home Entertainment Software — 1.3%
Electronic Arts, Inc. (1)(2)	31,000	$ 413,230

Internet Software & Services — 0.7%
EarthLink, Inc.	34,100	227,788

Semiconductor Equipment — 2.5%
FSI International, Inc. (2)	67,100	414,007
Tessera Technologies, Inc.	25,000	381,750

		795,757

Semiconductors — 0.9%
Lattice Semiconductor Corp. (2)	71,600	278,524

Technology Distributors — 2.2%
Ingram Micro, Inc. (2)	21,700	331,359
SYNNEX Corp. (2)	11,350	391,915

		723,274

Total Information Technology		4,688,595

Materials — 6.7%

Paper Packaging — 1.3%
Graphic Packaging Holding Co. (2)	71,600	400,244

Paper Products — 1.3%
KapStone Paper and Packaging Corp. (2)	20,800	416,624

Specialty Chemicals — 2.9%
Innophos Holdings, Inc. (1)	8,800	416,152
W.R. Grace & Co. (1)(2)	9,000	519,840

		935,992

Steel — 1.2%
Metals USA Holdings Corp. (2)	29,000	399,910

Total Materials		2,152,770

Utilities — 2.4%

Electric Utilities — 2.4%
Great Plains Energy, Inc.	17,310	369,049
Portland General Electric Co.	15,600	418,704

Total Utilities		787,753

Total Common Stocks (identified cost $28,001,714)		29,906,566

Short-Term Investments — 41.5%

Collateral Pool Investments for Securities on Loan — 33.4%

Collateral pool allocation (13)		10,777,851

Mutual Funds — 8.1%
BMO Prime Money Market Fund, Class I, 0.176% (11)	2,604,475	2,604,475

Total Short-Term Investments (identified cost $13,382,326)		13,382,326

Total Investments — 134.3% (identified cost $41,384,040)		43,288,892
Other Assets and Liabilities — (34.3)%		(11,067,141)

Total Net Assets — 100.0%		$32,221,751

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 96.5%

Consumer Discretionary — 13.4%

Apparel Retail — 0.6%
Chico’s FAS, Inc.	185,200	$ 3,507,688

Apparel, Accessories & Luxury Goods — 0.6%
Tumi Holdings, Inc. (1)(2)	147,900	3,114,774

Auto Parts & Equipment — 0.6%
Dana Holding Corp. (1)	231,150	3,157,509

Automotive Retail — 2.4%
Lithia Motors, Inc., Class A (1)	234,400	6,846,824
Sonic Automotive, Inc., Class A	378,100	6,756,647

		13,603,471

Casinos & Gaming — 0.9%
Ameristar Casinos, Inc.	25,500	429,675
Pinnacle Entertainment, Inc. (2)	415,800	4,602,906

		5,032,581

Home Improvement Retail — 0.9%
Tile Shop Hldgs, Inc. (1)(2)	406,900	5,106,595

Internet Retail — 0.6%
HomeAway, Inc. (1)(2)	130,700	3,092,362

Leisure Products — 1.1%
Arctic Cat, Inc. (1)(2)	143,000	6,186,180

Movies & Entertainment — 3.1%
Lions Gate Entertainment Corp. (1)(2)	1,172,700	17,332,506

Restaurants — 1.9%
Biglari Holdings, Inc. (2)	17,230	6,054,622
Texas Roadhouse, Inc.	269,400	4,625,598

		10,680,220

Specialty Stores — 0.7%
Teavana Holdings, Inc. (1)(2)	356,600	3,922,600

Total Consumer Discretionary		74,736,486

Energy — 12.1%

Oil & Gas-Drilling — 4.2%
Unit Corp. (1)(2)	583,200	23,199,696

Oil & Gas-Exploration & Production — 7.9%
Advantage Oil & Gas, Ltd. (2)	1,560,500	5,430,540
Forest Oil Corp. (1)(2)	532,500	3,945,825
Gulfport Energy Corp. (1)(2)	657,600	17,294,880
Lone Pine Resources, Inc. (2)	1,111,800	1,445,340
PDC Energy, Inc. (1)(2)	562,510	15,654,653

		43,771,238

Total Energy		66,970,934

Financials — 12.5%

Asset Management & Custody Banks — 9.2%
American Capital, Ltd. (1)(2)	2,131,300	23,422,987
ICG Group, Inc. (1)(2)	983,000	8,964,960
Safeguard Scientifics, Inc. (1)(2)(11)	1,220,400	18,989,424

		51,377,371

Multi-Sector Holdings — 0.7%
Pico Holdings, Inc. (2)	163,200	3,554,496

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Specialized REIT’s — 2.6%
LaSalle Hotel Properties (1)	267,500	$ 7,289,375
Sabra Health Care, Inc. (1)	365,100	6,998,967

		14,288,342

Total Financials		69,220,209

Healthcare — 16.2%

Healthcare Equipment — 4.5%
ABIOMED, Inc. (1)(2)	102,900	2,297,757
DexCom, Inc. (1)(2)	367,900	4,893,070
Insulet Corp. (1)(2)	194,700	4,082,859
NxStage Medical, Inc. (1)(2)	306,280	3,905,070
Thoratec Corp. (2)	142,400	4,825,936
Volcano Corp. (1)(2)	179,800	5,084,744

		25,089,436

Healthcare Facilities — 1.7%
Emeritus Corp. (1)(2)	206,400	4,132,128
HealthSouth Corp. (1)(2)	235,200	5,386,080

		9,518,208

Healthcare Services — 2.8%
Catamaran Corp. (2)	41,300	3,599,295
HMS Holdings Corp. (1)(2)	144,300	4,972,578
MEDNAX, Inc. (1)(2)	105,000	7,274,400

		15,846,273

Healthcare Supplies — 0.6%
OraSure Technologies, Inc. (2)	339,500	3,296,545

Healthcare Technology — 0.1%
Quality Systems, Inc.	18,300	323,361

Life Sciences Tools & Services — 1.2%
PAREXEL International Corp. (1)(2)	233,200	6,713,828

Managed Healthcare — 0.8%
Centene Corp. (1)(2)	104,200	4,231,562

Pharmaceuticals — 4.5%
Akorn, Inc. (1)(2)	463,155	6,410,065
Jazz Pharmaceuticals PLC (1)(2)	206,000	9,375,060
Medicis Pharmaceutical Corp., Class A (1)	178,400	5,630,304
Salix Pharmaceuticals, Ltd. (1)(2)	88,000	3,868,480

		25,283,909

Total Healthcare		90,303,122

Industrials — 17.7%

Aerospace & Defense — 3.9%
BE Aerospace, Inc. (2)	163,700	6,590,562
Hexcel Corp. (1)(2)	287,200	6,510,824
Triumph Group, Inc.	142,300	8,456,889

		21,558,275

Air Freight & Logistics — 0.7%
Hub Group, Inc., Class A (1)(2)	134,500	4,048,450

Building Products — 0.5%
Lennox International, Inc. (1)	58,100	2,760,331

Construction & Engineering — 1.9%
Chicago Bridge & Iron Co. NV (1)	160,600	5,913,292
Foster Wheeler AG (2)	220,900	4,837,710

		10,751,002
Common Stocks (continued)

Industrials (continued)

Construction & Farm Machinery & Heavy Trucks — 0.7%
The Manitowoc Co., Inc. (1)	292,200	$ 3,763,536

Diversified Support Services — 0.5%
Healthcare Services Group, Inc. (1)	132,900	2,813,493

Human Resource & Employment Services — 0.8%
On Assignment, Inc. (2)	269,100	4,442,841

Industrial Machinery — 2.3%
Actuant Corp., Class A	173,000	4,864,760
Altra Holdings, Inc.	160,611	2,956,849
Trimas Corp. (1)(2)	237,400	5,104,100

		12,925,709

Research & Consulting Services — 3.8%
Acacia Research Corp. (1)(2)	796,400	20,977,176

Trading Companies & Distributors — 2.6%
MSC Industrial Direct Co., Inc., Class A (1)	54,400	3,769,920
United Rentals, Inc. (1)(2)	188,000	6,074,280
Watsco, Inc. (1)	62,900	4,746,434

		14,590,634

Total Industrials		98,631,447

Information Technology — 21.8%

Application Software — 9.0%
ACI Worldwide, Inc. (1)(2)	118,600	5,144,868
Aspen Technology, Inc. (2)	262,700	6,404,626
Ebix, Inc. (1)	1,120,650	26,884,393
NICE Systems, Ltd. (1)(2)	195,900	6,127,752
Tangoe, Inc. (1)(2)	342,900	5,554,980

		50,116,619

Communications Equipment — 0.9%
Aruba Networks, Inc. (1)(2)	261,000	5,128,650

Computer Storage & Peripherals — 0.8%
Electronics for Imaging, Inc. (1)(2)	281,600	4,350,720

Consulting & Other Services — 0.7%
ServiceSource International, Inc. (1)(2)	403,500	3,736,410

Data Processing & Outsourced Services — 3.0%
Cardtronics, Inc. (1)(2)	280,000	7,910,000
ExlService Holdings, Inc. (1)(2)	136,100	3,507,297
VeriFone Systems, Inc. (1)(2)	152,500	5,297,850

		16,715,147

Internet Software & Services — 2.6%
Ancestry.com, Inc. (1)(2)	286,400	8,901,312
Rackspace Hosting, Inc. (1)(2)	46,800	2,807,064
Velti PLC (1)(2)	442,700	3,067,911

		14,776,287

Semiconductors — 4.0%
CEVA, Inc. (1)(2)	430,300	6,936,436
Cypress Semiconductor Corp.	406,400	4,718,304
Inphi Corp. (1)(2)	226,300	2,688,444
Microsemi Corp. (1)(2)	397,000	7,904,270

		22,247,454

Systems Software — 0.8%
Ariba, Inc. (2)	97,900	4,375,151

Total Information Technology		121,446,438

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Small-Cap Growth Fund (continued)

Description	Shares or Warrants	Value
Common Stocks (continued)

Materials — 1.4%

Construction Materials — 0.6%
Caesar Stone Sdot Yam, Ltd. (2)	282,500	$ 3,305,250

Gold — 0.8%
AuRico Gold, Inc. (1)(2)	666,950	4,621,964

Total Materials		7,927,214

Telecommunication Services — 1.4%

Alternative Carriers — 0.6%
8x8, Inc. (1)(2)	589,200	3,488,064

Wireless Telecommunication Services — 0.8%
SBA Communications Corp. (1)(2)	70,400	4,208,512

Total Telecommunication Services		7,696,576

Total Common Stocks (identified cost $483,765,893)		536,932,426

Warrants — 0.0%
Magnum Hunter Resource Corp., Exercise Price: $10.50, 10/14/2013 (1)(2)	80,820	—

Total Warrants (identified cost $0)		—

Short-Term Investments — 49.8%

Collateral Pool Investments for Securities on Loan — 46.2%

Collateral pool allocation (13)		257,006,762

Mutual Funds — 3.6%
BMO Prime Money Market Fund, Class I, 0.176% (11)	20,016,925	20,016,925

Total Short-Term Investments (identified cost $277,023,687)		277,023,687

Total Investments — 146.3% (identified cost $760,789,580)		813,956,113
Other Assets and Liabilities — (46.3)%		(257,684,895)

Total Net Assets — 100.0%		$556,271,218

Pyrford International Stock Fund

Description	Shares	Value
Common Stocks — 92.8%

Australia — 8.8%
Brambles, Ltd.	268,000	$ 1,890,560
Computershare, Ltd.	191,000	1,662,651
QBE Insurance Group, Ltd.	137,200	1,852,259
Rio Tinto, Ltd.	13,900	712,346
Telstra Corp., Ltd.	251,000	1,000,240
Woodside Petroleum, Ltd.	46,600	1,659,018
Woolworths, Ltd.	52,200	1,599,824

		10,376,898

Belgium — 3.0%
Belgacom SA	43,990	1,302,645
Colruyt SA	47,970	2,274,488

		3,577,133

Bermuda — 1.3%
VTech Holdings, Ltd.	126,800	1,552,573
Common Stocks (continued)

Cayman Islands — 1.5%
ASM Pacific Technology, Ltd.	159,200	$1,789,840

Finland — 0.9%
Kone OYJ, Class B	16,350	998,658

France — 7.8%
Air Liquide SA	16,273	1,911,286
Legrand SA	46,620	1,607,077
Sanofi	28,900	2,360,426
Total SA	65,550	3,266,378

		9,145,167

Germany — 6.2%
Adidas AG	16,620	1,298,814
Deutsche Post AG	67,120	1,301,418
SAP AG	30,180	1,988,830
Symrise AG	42,420	1,433,605
Wincor Nixdorf AG	34,460	1,311,723

		7,334,390

Hong Kong — 4.3%
China Mobile, Ltd.	146,500	1,567,194
CNOOC, Ltd.	945,000	1,802,612
Power Assets Holdings, Ltd.	214,500	1,741,081

		5,110,887

Ireland — 1.1%
CRH PLC	72,800	1,283,721

Israel — 2.6%
Bezeq Israeli Telecommunication Corp., Ltd.	933,140	1,060,693
Teva Pharmaceutical Industries, Ltd.	50,490	1,999,545

		3,060,238

Japan — 8.4%
Makita Corp.	49,500	1,698,801
Mitsubishi Electric Corp.	216,000	1,766,003
Shin-Etsu Chemical Co., Ltd.	29,700	1,596,386
Sumitomo Rubber Industries, Ltd.	139,600	1,714,896
Tokyu REIT, Inc., REIT	272	1,335,260
Toyota Tsusho Corp.	83,800	1,721,077

		9,832,423

Malaysia — 3.7%
Axiata Group Bhd	833,800	1,598,829
Lafarge Malayan Cement Bhd	430,900	1,184,717
Malayan Banking Bhd	553,000	1,619,791

		4,403,337

Netherlands — 5.5%
Koninklijke KPN NV	211,610	1,812,140
Koninklijke Vopak NV	19,850	1,271,354
Reed Elsevier NV	156,840	2,044,962
Unilever NV	37,280	1,298,865

		6,427,321

Norway — 0.9%
Telenor ASA	55,900	1,021,365

Singapore — 4.8%
ComfortDelGro Corp., Ltd.	1,082,000	1,455,092
Sakari Resources, Ltd.	649,700	977,751
StarHub, Ltd.	297,000	860,979
United Overseas Bank, Ltd.	91,000	1,395,597
Venture Corp., Ltd.	162,000	1,009,093

		5,698,512

Sweden — 0.9%
Swedish Match AB	25,610	1,063,491

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford International Stock Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Switzerland — 12.4%
Givaudan SA (2)	772	$ 728,132
Nestle SA	58,400	3,628,759
Novartis AG	51,040	3,005,985
Panalpina Welttransport Holding AG	8,370	786,107
Roche Holding AG	18,790	3,418,540
Schindler Holding AG	6,215	731,283
Syngenta AG	2,160	727,458
Zurich Insurance Group AG (2)	6,560	1,575,201

		14,601,465

Taiwan — 2.9%
Advantech Co., Ltd.	267,400	931,196
Chunghwa Telecom Co., Ltd.	383,000	1,158,747
MediaTek, Inc.	119,000	1,277,676

		3,367,619

United Kingdom — 15.8%
BP PLC	184,100	1,287,538
British American Tobacco PLC	24,500	1,282,648
British Sky Broadcasting Group PLC	103,300	1,246,449
GlaxoSmithKline PLC	75,000	1,695,845
Legal & General Group PLC	753,700	1,527,739
National Grid PLC	119,300	1,293,738
Royal Dutch Shell PLC, A Shares	64,520	2,253,746
Royal Dutch Shell PLC, B Shares	49,400	1,782,559
SSE PLC	59,600	1,294,898
Tesco PLC	245,800	1,314,019
United Utilities Group PLC	121,500	1,368,113
Vodafone Group PLC	790,500	2,278,892

		18,626,184

Total Common Stocks (identified cost $104,791,248)		109,271,222

Preferred Stocks — 1.4%

Germany — 1.4%
Fuchs Petrolub AG	28,575	1,668,680

Total Preferred Stocks (identified cost $1,326,956)		1,668,680

Short-Term Investments — 6.0%

Repurchase Agreement — 6.0%
Agreement with State Street Bank & Trust Co., 0.070%, dated 8/31/2012, to be repurchased at $7,068,736 on 9/4/2012, collateralized by a U.S. Government Agency Obligation with a maturity of 11/25/2040, with a market value of $7,211,837 (at amortized cost)	$7,068,681	7,068,681

Total Short-Term Investments (identified cost $7,068,681)		7,068,681

Total Investments — 100.2% (identified cost $113,186,885)		118,008,583
Other Assets and Liabilities — (0.2)%		(279,798)

Total Net Assets — 100.0%		$117,728,785

Industry Division

Industry	Value	% of Total Net Assets
Agriculture	$2,346,139	2.0%
Apparel	1,298,814	1.1
Auto Parts & Equipment	1,714,896	1.4
Banks	3,015,388	2.6
Building Materials	2,468,438	2.1
Chemicals	6,396,867	5.4
Coal	977,751	0.8
Commercial Services	1,890,560	1.6
Computers	3,905,570	3.3
Distribution/Wholesale	1,721,077	1.5
Electric	3,035,978	2.6
Electrical Components & Equipment	3,373,080	2.9
Electronics	1,009,093	0.9
Food	10,115,955	8.6
Gas	1,293,738	1.1
Hand/Machine Tools	2,430,083	2.1
Insurance	4,955,198	4.2
Machinery-Diversified	998,658	0.8
Media	3,291,411	2.8
Mining	712,346	0.6
Oil & Gas	12,051,852	10.2
Pharmaceuticals	12,480,342	10.6
Real Estate Investment Trusts	1,335,260	1.1
Semiconductors	3,067,517	2.6
Software	1,988,830	1.7
Telecommunications	15,214,298	12.9
Transportation	4,813,970	4.1
Water	1,368,113	1.2

Total Common Stocks	109,271,222	92.8
Preferred Stocks	1,668,680	1.4
Repurchase Agreement	7,068,681	6.0

Total Investments	118,008,583	100.2
Other Assets and Liabilities	(279,798)	(0.2)

Total Net Assets	$117,728,785	100.0%

Lloyd George Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 91.3%

Bermuda — 8.1%
Credicorp, Ltd.	10,600	$1,277,618
Giordano International, Ltd.	1,172,000	906,731
Jardine Matheson Holdings, Ltd.	24,000	1,292,990
VTech Holdings, Ltd.	111,400	1,364,011

		4,841,350

Brazil — 8.3%
AES Tiete SA	72,700	826,958
BM&FBovespa SA	121,500	643,443
CCR SA	118,300	1,063,004
Localiza Rent a Car SA	55,800	984,108
Petroleo Brasileiro SA	88,600	929,691
Vale SA, ADR	30,910	498,269

		4,945,473

Chile — 2.7%
Aguas Andinas SA, Class A	1,237,190	811,450
Banco Santander-Chile, ADR	11,250	835,762

		1,647,212

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Lloyd George Emerging Markets Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

China — 1.6%
Dongfeng Motor Group Co., Ltd., Class H	194,000	$ 252,749
PetroChina Co., Ltd., Class H	608,000	733,482

		986,231

Colombia — 1.2%
Ecopetrol SA, ADR	12,300	711,555

Czech Republic — 1.3%
CEZ AS	19,500	765,486

Hong Kong — 10.1%
China Mobile, Ltd.	77,000	823,713
CLP Holdings, Ltd.	116,500	972,084
CNOOC, Ltd.	593,000	1,131,163
SJM Holdings, Ltd.	543,000	1,155,040
Swire Pacific, Ltd.	392,500	912,644
Swire Properties, Ltd.	45,850	131,503
Television Broadcasts, Ltd.	127,000	917,752

		6,043,899

India — 4.0%
Ashok Leyland, Ltd.	1,495,440	558,542
Mahindra & Mahindra, Ltd.	72,460	998,652
Tata Consultancy Services, Ltd.	35,280	851,085

		2,408,279

Indonesia — 3.1%
Bank Mandiri Persero Tbk PT	1,709,904	1,401,522
United Tractors Tbk PT	207,500	437,410

		1,838,932

Israel — 1.6%
Israel Chemicals, Ltd.	89,970	968,032

Malaysia — 3.7%
Kuala Lumpur Kepong Bhd	129,100	959,027
Public Bank Bhd	269,400	1,236,800

		2,195,827

Mauritius — 1.7%
Golden Agri-Resources, Ltd.	1,804,000	1,030,755

Mexico — 3.6%
Bolsa Mexicana de Valores SAB de C.V.	299,600	589,951
Grupo Financiero Banorte SAB de C.V., Class O	196,900	1,002,410
Grupo Herdez SAB de C.V.	243,414	576,652

		2,169,013

Peru — 0.9%
Cia de Minas Buenaventura SA, ADR	16,260	563,572

Philippines — 4.0%
Philippine Long Distance Telephone Co.	16,940	1,102,535
Universal Robina Corp.	880,730	1,274,550

		2,377,085

Russia — 4.7%
LUKOIL OAO, ADR	16,820	953,914
NovaTek OAO, GDR	9,280	1,107,104
Sberbank of Russia	270,230	784,389

		2,845,407
Common Stocks (continued)

Singapore — 3.0%
Fraser and Neave, Ltd.	135,000	$ 890,516
Jardine Cycle & Carriage, Ltd.	25,000	929,747

		1,820,263

South Africa — 9.1%
African Bank Investments, Ltd.	178,920	690,889
Discovery Holdings, Ltd.	206,140	1,413,362
FirstRand, Ltd.	261,280	853,214
Foschini Group, Ltd.	73,930	1,184,947
Life Healthcare Group Holdings, Ltd.	339,470	1,287,216

		5,429,628

South Korea — 8.4%
Hyundai Marine & Fire Insurance Co., Ltd.	37,440	1,082,180
Hyundai Motor Co.	4,700	1,001,009
KT&G Corp.	16,800	1,272,951
Samsung Electronics Co., Ltd.	1,560	1,703,955

		5,060,095

Taiwan — 5.8%
Catcher Technology Co., Ltd.	128,000	642,972
Chunghwa Telecom Co., Ltd.	287,000	868,304
St. Shine Optical Co., Ltd.	44,000	521,471
Taiwan Semiconductor Manufacturing Co., Ltd.	514,839	1,434,580

		3,467,327

Thailand — 4.4%
Bangkok Bank PCL	114,926	708,573
Kasikornbank PCL	160,669	867,431
PTT PCL	96,300	1,051,048

		2,627,052

Total Common Stocks (identified cost $49,003,838)		54,742,473

Preferred Stocks — 2.8%

Brazil — 2.8%
Cia Energetica de Minas Gerais	57,000	972,979
Telefonica Brasil SA	33,800	732,647

Total Preferred Stocks (identified cost $1,757,078)		1,705,626

Short-Term Investments — 5.4%

Repurchase Agreement — 5.4%
Agreement with State Street Bank & Trust Co., 0.070%, dated 8/31/2012, to be repurchased at $3,245,603 on 9/4/2012, collateralized by a U.S. Government Agency Obligation with a maturity of 11/25/2040, with a market value of $3,313,793 (at amortized cost)	$3,245,578	3,245,578

Total Short-Term Investments (identified cost $3,245,578)		3,245,578

Total Investments — 99.5% (identified cost $54,006,494)		59,693,677
Other Assets and Liabilities — 0.5%		274,465

Total Net Assets — 100.0%		$59,968,142

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Lloyd George Emerging Markets Equity Fund (continued)

Industry Division

Industry	Value	% of Total Net Assets
Agriculture	$3,262,733	5.4%
Auto Manufacturers	2,810,952	4.7
Banks	8,967,719	15.0
Chemicals	968,032	1.6
Commercial Services	2,047,112	3.4
Computers	851,085	1.4
Distribution/Wholesale	929,748	1.6
Diversified Financial Services	1,924,284	3.2
Electric	2,564,527	4.3
Food	1,851,201	3.1
Healthcare-Products	521,471	0.9
Healthcare-Services	1,287,216	2.2
Holding Companies-Diversified	2,205,634	3.7
Insurance	2,495,543	4.2
Iron/Steel	498,269	0.8
Lodging	1,155,040	1.9
Machinery-Construction & Mining	437,410	0.7
Media	917,752	1.5
Metal Fabricate/Hardware	642,972	1.1
Mining	563,572	0.9
Oil & Gas	6,617,958	11.0
Real Estate	1,022,019	1.7
Retail	2,091,678	3.5
Semiconductors	3,138,534	5.2
Telecommunications	4,158,562	6.9
Water	811,450	1.4

Total Common Stocks	54,742,473	91.3
Preferred Stocks	1,705,626	2.8
Repurchase Agreement	3,245,578	5.4

Total Investments	59,693,677	99.5
Other Assets and Liabilities	274,465	0.5

Total Net Assets	$59,968,142	100.0%

Pyrford Global Strategic Return Fund

Description	Shares	Value
Common Stocks — 23.9%

Australia — 0.9%
Brambles, Ltd.	21,000	$148,141
QBE Insurance Group, Ltd.	11,900	160,655
Woodside Petroleum, Ltd.	4,300	153,085

		461,881

Belgium — 0.2%
Colruyt SA	1,710	81,079

Bermuda — 0.6%
VTech Holdings, Ltd.	25,300	309,780

Canada — 0.9%
Imperial Oil, Ltd.	6,187	282,503
Metro, Inc.	3,356	194,942

		477,445

Cayman Islands — 0.7%
ASM Pacific Technology, Ltd.	31,600	355,270

France — 0.5%
Air Liquide SA	583	68,474
Sanofi	980	80,042
Common Stocks (continued)

France (continued)
Total SA	2,510	$125,074

		273,590

Germany — 0.2%
SAP AG	1,140	75,125
Wincor Nixdorf AG	1,260	47,962

		123,087

Hong Kong — 1.4%
China Mobile, Ltd.	31,000	331,624
CNOOC, Ltd.	220,000	419,656

		751,280

Israel — 0.8%
Bezeq Israeli Telecommunication Corp., Ltd.	95,770	108,861
Teva Pharmaceutical Industries, Ltd.	8,010	317,218

		426,079

Japan — 0.8%
Makita Corp.	4,600	157,869
Shin-Etsu Chemical Co., Ltd.	2,600	139,751
Sumitomo Rubber Industries, Ltd.	12,900	158,468

		456,088

Malaysia — 1.3%
Axiata Group Bhd	199,500	382,546
Malayan Banking Bhd	114,000	333,917

		716,463

Netherlands — 0.3%
Koninklijke KPN NV	7,010	60,031
Reed Elsevier NV	5,980	77,970
Unilever NV	1,310	45,642

		183,643

Norway — 0.4%
Telenor ASA	12,090	220,900

Singapore — 1.3%
ComfortDelGro Corp., Ltd.	190,000	255,515
United Overseas Bank, Ltd.	16,000	245,380
Venture Corp., Ltd.	32,000	199,327

		700,222

Sweden — 0.4%
Swedish Match AB	5,600	232,548

Switzerland — 1.4%
Nestle SA	3,540	219,962
Novartis AG	3,340	196,708
Roche Holding AG	1,190	216,502
Syngenta AG	150	50,518
Zurich Insurance Group AG (2)	300	72,037

		755,727

Taiwan — 1.0%
Advantech Co., Ltd.	46,600	162,280
Chunghwa Telecom Co., Ltd.	118,000	357,003

		519,283

United Kingdom — 1.0%
BP PLC	11,500	80,428
British American Tobacco PLC	1,400	73,294
GlaxoSmithKline PLC	3,900	88,184
Legal & General Group PLC	33,400	67,701
Royal Dutch Shell PLC, A Shares	2,260	78,944
SSE PLC	3,000	65,179
Vodafone Group PLC	32,500	93,693

		547,423

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Pyrford Global Strategic Return Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United States — 9.8%
Altria Group, Inc.	16,100	$ 546,756
Automatic Data Processing, Inc.	4,670	271,234
C.H. Robinson Worldwide, Inc.	6,299	356,586
Exxon Mobil Corp.	9,020	787,446
General Dynamics Corp.	6,684	437,869
Home Depot, Inc.	7,950	451,162
Linear Technology Corp.	12,910	426,353
McDonald’s Corp.	4,817	431,073
Microsoft Corp.	16,200	499,284
Philip Morris International, Inc.	3,800	339,340
Sigma-Aldrich Corp.	4,776	339,239
T. Rowe Price Group, Inc.	6,763	415,519

		5,301,861

Total Common Stocks (identified cost $12,746,284)		12,893,649

Preferred Stocks — 0.1%

Germany — 0.1%
Fuchs Petrolub AG	1,012	59,097

Total Preferred Stocks (identified cost $54,162)		59,097

International Bonds — 70.4%

Canada — 11.4%
Canadian Government Bond, 2.250%, 8/1/2014 (12)	$5,919,000	6,128,859

Germany — 9.0%
Bundesobligation, 2.500%, 10/10/2014 (12)	1,200,000	1,590,032
Bundesrepublik Deutschland, 3.500%, 1/4/2016 (12)	1,140,000	1,597,998
Bundesrepublik Deutschland, 3.750%, 1/4/2015 (12)	1,230,000	1,684,382

		4,872,412

United Kingdom — 9.1%
United Kingdom Treasury Bond, 2.250%, 3/7/2014 (12)	470,000	770,567
United Kingdom Treasury Bond, 4.750%, 9/7/2015 (12)	1,680,000	3,037,003
United Kingdom Treasury Bond, 5.000%, 9/7/2014 (12)	650,000	1,133,799

		4,941,369

United States — 40.9%
United States Treasury Note/Bond, 0.250%, 11/30/2013	1,750,000	1,751,298
United States Treasury Note/Bond, 0.375%, 11/15/2014	5,380,000	5,396,393
United States Treasury Note/Bond, 1.250%, 8/31/2015	5,230,000	5,378,323
United States Treasury Note/Bond, 1.375%, 11/30/2015	1,900,000	1,963,977
United States Treasury Note/Bond, 1.500%, 12/31/2013	2,200,000	2,237,814
United States Treasury Note/Bond, 4.250%, 11/15/2014	4,900,000	5,329,514

		22,057,319

Total International Bonds (identified cost $37,676,829)		37,999,959

Short-Term Investments — 5.0%

Repurchase Agreement — 5.0%
Agreement with State Street Bank & Trust Co., 0.070%, dated 8/31/2012, to be repurchased at $2,677,525 on 9/4/2012, collateralized by a U.S. Government Agency Obligation with a maturity of 11/25/2040, with a market value of $2,734,108 (at amortized cost)	$2,677,504	$ 2,677,504

Total Short-Term Investments (identified cost $2,677,504)		2,677,504

Total Investments — 99.4% (identified cost $53,154,779)		53,630,209
Other Assets and Liabilities — 0.6%		312,617

Total Net Assets — 100.0%		$53,942,826

Industry Division

Industry	Value	% of Total Net Assets
Aerospace/Defense	$437,869	0.8%
Agriculture	1,191,938	2.2
Auto Parts & Equipment	158,468	0.3
Banks	579,297	1.1
Chemicals	597,982	1.1
Commercial Services	419,375	0.8
Computers	210,242	0.4
Diversified Financial Services	415,519	0.8
Electric	65,179	0.1
Electronics	199,327	0.4
Food	541,626	1.0
Hand/Machine Tools	157,868	0.3
Insurance	300,393	0.6
Media	77,970	0.1
Oil & Gas	1,927,135	3.6
Pharmaceuticals	898,654	1.7
Retail	882,236	1.6
Semiconductors	781,623	1.4
Software	574,409	1.1
Telecommunications	1,864,437	3.4
Transportation	612,102	1.1

Total Common Stocks	12,893,649	23.9
Preferred Stocks	59,097	0.1
International Bonds	37,999,959	70.4
Repurchase Agreement	2,677,504	5.0

Total Investments	53,630,209	99.4
Other Assets and Liabilities	312,617	0.6

Total Net Assets	$53,942,826	100.0%

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund

Description	Principal Amount	Value

Municipals — 91.4%

Alabama — 1.4%
Alabama Agricultural & Mechanical University, AMBAC, 5.000%, 11/1/2012	$ 400,000	$ 401,912
Alabama Agricultural & Mechanical University, AMBAC, 5.000%, 11/1/2013	475,000	487,412
Alabama Drinking Water Finance Authority, AMBAC, 5.000%, 8/15/2014	500,000	532,070
Alabama Private Colleges & Universities Facilities Authority, AGC, 5.000%, 9/1/2015	700,000	779,758
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, 5.000%, 11/15/2013	1,145,000	1,200,223
County of Jefferson, 5.400%, 9/1/2012	10,000	10,000
County of Pike, 2.000%, 10/1/2012	470,000	470,395
Eutaw Industrial Development Board, 0.310%, 12/1/2020, Call 9/4/2012 (3)	6,550,000	6,550,000
Scottsboro Waterworks Sewer & Gas Board, 2.000%, 8/1/2017	400,000	410,180
Scottsboro Waterworks Sewer & Gas Board, 3.000%, 8/1/2016	205,000	218,542
Scottsboro Waterworks Sewer & Gas Board, 3.000%, 8/1/2018	350,000	374,836

		11,435,328

Alaska — 0.0%
Alaska Housing Finance Corp., 3.875%, 6/1/2014, Call 10/1/2012	50,000	50,034

Arizona — 2.5%
Arizona Health Facilities Authority, 1.170%, 2/2/2015, Call 2/1/2013 (3)	4,045,000	4,006,937
Arizona Health Facilities Authority, 2.000%, 2/1/2015 (4)	1,000,000	1,010,800
Arizona Health Facilities Authority, 3.000%, 2/1/2016 (4)	1,500,000	1,560,150
Arizona Health Facilities Authority, NATL-RE FGIC, 5.500%, 6/1/2014	1,130,000	1,198,715
Arizona School Facilities Board, 4.000%, 9/1/2014	100,000	105,743
Arizona School Facilities Board, AGM, 5.250%, 9/1/2014	200,000	216,384
Arizona School Facilities Board, AMBAC, 4.000%, 7/1/2015	3,075,000	3,284,623
Arizona School Facilities Board, AMBAC, 4.250%, 7/1/2015	25,000	26,876
Arizona School Facilities Board, AMBAC, 5.250%, 7/1/2013	500,000	516,790
Arizona School Facilities Board, NATL-RE FGIC, 5.000%, 9/1/2014	605,000	654,719
Arizona School Facilities Board, NATL-RE FGIC, 5.250%, 9/1/2014, Call 9/1/2013	175,000	181,804
Glendale Industrial Development Authority, 3.875%, 12/1/2012	40,000	40,315
Maricopa County Pollution Control Corp., 6.000%, 5/1/2014 (3)	1,500,000	1,621,830
Municipals (continued)

Arizona (continued)
Pima County Industrial Development Authority, 6.250%, 7/1/2013, Call 1/1/2013	$ 110,000	$ 111,287
Pima County Unified School District No. 6 Marana, NATL-RE, 4.500%, 7/1/2013	50,000	51,345
Pinal County Electric District No. 3, 2.000%, 7/1/2013	745,000	752,159
Pinal County Electric District No. 3, 4.000%, 7/1/2014	1,000,000	1,044,500
Scottsdale Industrial Development Authority, FSA, 0.540%, 9/1/2045, Call 9/4/2012 (3)	650,000	650,000
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2013	100,000	103,397
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2015, Call 7/1/2014	100,000	106,406
University Medical Center Corp., 4.000%, 7/1/2013	500,000	514,250
University Medical Center Corp., 5.000%, 7/1/2013	540,000	559,796
Yuma Municipal Property Corp., 5.000%, 7/1/2019	1,385,000	1,664,258

		19,983,084

Arkansas — 0.2%
City of Fort Smith, 2.375%, 5/1/2027, Call 5/1/2022	965,000	972,044
City of North Little Rock Electric System Revenue, 2.625%, 5/1/2016	350,000	360,409
County of Jefferson, AGM, 3.000%, 6/1/2014	450,000	461,205
Siloam Springs Public Education Facilities Board, 2.000%, 12/1/2012	100,000	100,403

		1,894,061

California — 9.0%
Abag Finance Authority for Nonprofit Corps., 4.300%, 7/1/2016, Call 7/1/2015	100,000	108,423
Alvord Unified School District, NATL-RE, 5.050%, 2/1/2013	370,000	376,035
Anaheim City School District, NATL-RE FGIC, 0.000%, 8/1/2017	200,000	177,406
Anaheim Public Financing Authority, AMBAC, 4.000%, 10/1/2012	25,000	25,039
California Community College Financing Authority, 3.000%, 6/1/2013	200,000	203,608
California Health Facilities Financing Authority, 3.500%, 8/15/2014	250,000	260,607
California Housing Finance Agency, 2.375%, 8/1/2014, Call 2/1/2013	650,000	651,579
California Infrastructure & Economic Development Bank, AMBAC, 0.620%, 10/1/2017, Call 9/4/2012 (3)	1,175,000	1,077,300
California Infrastructure & Economic Development Bank, AMBAC, 0.640%, 10/1/2018, Call 9/6/2012 (3)	1,425,000	1,290,265
California Infrastructure & Economic Development Bank, NATL-RE FGIC, 4.250%, 5/1/2013	950,000	964,145

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Chino Redevelopment Agency, AMBAC, 4.000%, 9/1/2012	$ 300,000	$ 300,000
City of Duarte, 2.000%, 7/1/2022, Call 9/5/2012 (3)	50,000	50,000
City of Fresno Water System Revenue, NATL-RE FGIC, 5.250%, 6/1/2015, Call 6/1/2013	525,000	541,432
City of Lodi, NATL-RE, 4.500%, 10/1/2016, Call 10/1/2014	175,000	190,152
City of Lodi, NATL-RE, 5.500%, 10/1/2017, Call 10/1/2014	175,000	193,760
City of Palo Alto, 2.000%, 9/2/2013	250,000	253,022
City of Riverside Electric Revenue, NATL-RE, 5.000%, 10/1/2012	100,000	100,314
City of Turlock, 5.000%, 10/15/2012	895,000	899,269
City of Turlock, 5.000%, 10/15/2014	820,000	879,507
City of Yucaipa, 3.000%, 9/1/2014	425,000	435,914
City of Yucaipa, 3.000%, 9/1/2015	345,000	353,439
Compton Community College District, NATL-RE, 4.000%, 7/1/2013	100,000	102,093
County of Alameda, NATL-RE, 0.000%, 6/15/2013	300,000	290,976
County of Mendocino, AGM, 2.000%, 6/1/2013	975,000	981,337
County of Mendocino, AGM, 3.000%, 6/1/2014	985,000	1,010,896
County of Mendocino, AGM, 3.000%, 6/1/2016	1,045,000	1,087,406
Fairfield-Suisun Unified School District, AMBAC, 5.000%, 8/15/2013	1,980,000	2,040,192
Gilroy Unified School District, 0.000%, 4/1/2013	500,000	498,720
Golden State Tobacco Securitization Corp., 0.350%, 6/1/2045, Call 6/1/2015 (3)	8,000,000	8,000,000
Golden State Tobacco Securitization Corp., AMBAC, 5.000%, 6/1/2014	150,000	159,681
Hemet Unified School District, 1.670%, 10/1/2012 (3)	5,000,000	5,000,150
Hesperia Unified School District, FSA, 1.600%, 2/1/2038, Call 9/4/2012 (3)	4,000,000	4,000,000
Hueneme Elementary School District, NATL-RE FGIC, 0.000%, 8/1/2014	100,000	95,796
Kaweah Delta Health Care District, 4.000%, 6/1/2014	280,000	293,031
Kaweah Delta Health Care District, 4.000%, 6/1/2015	125,000	133,310
Kaweah Delta Health Care District, 4.000%, 6/1/2016	490,000	529,509
Los Angeles Convention & Exhibit Center Authority, AMBAC, 3.500%, 8/15/2014	50,000	51,586
Marysville Joint Unified School District, NATL-RE FGIC, 3.875%, 8/1/2016, Call 8/1/2015	110,000	122,007
Marysville Joint Unified School District, NATL-RE FGIC, 3.875%, 8/1/2016, Call 8/1/2015	40,000	42,681
Midpeninsula Regional Open Space District, AMBAC, 3.250%, 9/1/2012	100,000	100,000
Oakland Unified School District, NATL-RE FGIC, 5.000%, 8/1/2013	180,000	186,154
Municipals (continued)

California (continued)
Pittsburg Infrastructure Financing Authority, AGM, 2.000%, 9/2/2012	$ 175,000	$ 175,000
Pittsburg Infrastructure Financing Authority, AGM, 2.000%, 9/2/2013	200,000	200,546
Pittsburg Infrastructure Financing Authority, AGM, 3.000%, 9/2/2014	390,000	399,181
Placentia-Yorba Linda Unified School District Community Facilities District No. 1, AGM, 3.000%, 9/1/2018	250,000	260,872
Placentia-Yorba Linda Unified School District Community Facilities District No. 1, AGM, 3.000%, 9/1/2019	160,000	164,995
Placer County Community Facilities District, 3.000%, 9/1/2013	735,000	746,334
Pleasant Valley School District, NATL-RE, 0.920%, 8/1/2031 (3)	5,865,000	5,865,000
Puttable Floating Option Tax-Exempt Receipts, 0.640%, 8/1/2030	7,600,000	7,600,000
Puttable Floating Option Tax-Exempt Receipts, 0.870%, 2/1/2025 (3)	1,980,000	1,980,000
Puttable Floating Option Tax-Exempt Receipts, AGM, 0.400%, 11/1/2032, Call 5/1/2017 (3)(5)(6)	8,000,000	8,000,000
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.480%, 8/1/2037, Call 8/1/2017 (3)(5)(6)	2,500,000	2,500,000
Rancho Santa Fe Community Services District, 3.000%, 9/1/2012	195,000	195,000
Rancho Santa Fe Community Services District, 3.000%, 9/1/2013	235,000	238,854
Redwood City Redevelopment Agency, AMBAC, 5.250%, 7/15/2015, Call 7/15/2013	220,000	224,532
Sacramento Municipal Utility District, NATL-RE, 5.000%, 7/1/2013	100,000	103,860
Salida Area Public Facilities Financing Agency, 3.000%, 9/1/2013	450,000	458,230
Salida Area Public Facilities Financing Agency, 3.000%, 9/1/2014	460,000	470,994
Salida Area Public Facilities Financing Agency, 3.000%, 9/1/2015	715,000	732,904
San Bernardino City Unified School District, AGM, 4.500%, 8/1/2016, Call 8/1/2015	360,000	390,881
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2018, Call 8/1/2014	150,000	158,561
San Bernardino City Unified School District, NATL-RE FGIC, 0.000%, 8/1/2014	100,000	94,509
San Bernardino County Flood Control District, AMBAC, 4.000%, 8/1/2014, Call 10/1/2012	125,000	125,289
Santa Barbara Redevelopment Agency, AMBAC, 5.000%, 3/1/2013	500,000	508,445
Santaluz Community Facilities District No. 2, 3.000%, 9/1/2014	760,000	781,622
Sierra View Local Health Care District, 4.600%, 7/1/2015	100,000	106,835
Southern California Public Power Authority, 5.000%, 11/1/2014	900,000	946,260
State of California, 5.000%, 3/1/2017	190,000	221,985
State of California, 5.125%, 4/1/2024, Call 4/1/2014	600,000	639,900

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
State of California, 5.200%, 3/1/2014, Call 10/1/2012	$ 75,000	$ 75,251
State of California, NATL-RE FGIC, 4.500%, 2/1/2014, Call 10/1/2012	15,000	15,043
Stockton Unified School District, NATL-RE, 4.500%, 1/1/2014, Call 10/1/2012	375,000	378,600
Vallejo City Unified School District, MBIA, 5.000%, 2/1/2013	500,000	504,475
Vallejo City Unified School District, NATL-RE, 5.200%, 2/1/2014	725,000	744,510
Victor Elementary School District, NATL-RE, 0.000%, 6/1/2015	270,000	247,404
West Kern Water District, 3.000%, 6/1/2013	205,000	207,862
Westlands Water District, 4.000%, 9/1/2012	125,000	125,000
Windsor Unified School District, NATL-RE FGIC, 0.000%, 8/1/2013	110,000	108,274

		70,753,749

Colorado — 6.1%
Broomfield Urban Renewal Authority, 1.000%, 12/1/2030, Call 9/4/2012 (3)	5,225,000	5,225,000
City & County of Denver, AGC, 0.430%, 11/15/2025, Call 9/4/2012 (3)	900,000	900,000
City & County of Denver, AGC, 0.430%, 11/15/2025, Call 9/6/2012 (3)	50,000	50,000
City & County of Denver, AGC, 0.440%, 11/15/2025, Call 9/5/2012 (3)	1,000,000	1,000,000
City of Colorado Springs, AMBAC, 1.680%, 12/15/2024 (3)	9,075,000	9,075,000
Colorado Educational & Cultural Facilities Authority, 2.000%, 4/1/2013	130,000	130,728
Colorado Educational & Cultural Facilities Authority, 2.000%, 7/15/2015	215,000	217,391
Colorado Educational & Cultural Facilities Authority, 2.250%, 7/15/2017	175,000	176,043
Colorado Educational & Cultural Facilities Authority, 2.375%, 3/1/2013	120,000	120,722
Colorado Educational & Cultural Facilities Authority, 2.400%, 12/1/2012	125,000	125,339
Colorado Educational & Cultural Facilities Authority, 4.500%, 12/15/2014, Call 10/1/2012 (5)(6)	190,000	190,369
Colorado Educational & Cultural Facilities Authority, 4.750%, 12/15/2015, Call 10/1/2012 (5)(6)	1,045,000	1,047,006
Colorado Educational & Cultural Facilities Authority, CIFG, 4.000%, 6/1/2014	300,000	308,262
Municipals (continued)

Colorado (continued)
Colorado Educational & Cultural Facilities Authority, XLCA, 3.600%, 12/1/2012	$ 100,000	$ 100,714
Colorado Educational & Cultural Facilities Authority, XLCA, 5.000%, 6/15/2014	320,000	334,989
Colorado Health Facilities Authority, 3.000%, 12/1/2013	160,000	164,240
Colorado Health Facilities Authority, 3.000%, 12/1/2014	425,000	442,302
Colorado Mountain Junior College District, NATL-RE, 3.750%, 8/1/2015	525,000	551,234
Colorado Water Resources & Power Development Authority, NATL-RE, 5.000%, 9/1/2016, Call 9/1/2014	185,000	196,424
Cordillera Metropolitan District, RADIAN, 5.000%, 12/1/2014	175,000	184,294
Cornerstar Metropolitan District, 1.670%, 12/1/2037, Call 9/4/2012 (3)	1,900,000	1,900,000
County of Adams, NATL-RE, 4.375%, 9/1/2017, Call 9/1/2015	5,000,000	5,412,150
E-470 Public Highway Authority, 2.890%, 9/1/2014, Call 3/1/2014 (3)	2,000,000	2,003,180
E-470 Public Highway Authority, NATL-RE, 0.000%, 9/1/2013	125,000	122,786
Goldsmith Metropolitan District, 1.850%, 12/1/2034, Call 9/4/2012 (3)	5,120,000	5,120,000
Grand Junction Downtown Development Authority, 3.000%, 12/15/2012	80,000	80,146
Park Creek Metropolitan District, AGC, 5.000%, 12/1/2015	100,000	110,113
Puttable Floating Option Tax-Exempt Receipts, 0.610%, 12/1/2028 (3)	6,500,000	6,500,000
Regional Transportation District, AMBAC, 5.000%, 12/1/2012	445,000	449,361
Regional Transportation District, AMBAC, 5.000%, 12/1/2013	130,000	136,338
Town of Castle Rock Co., NATL-RE FGIC, 3.800%, 12/1/2012	240,000	241,790
University of Colorado, NATL-RE, 0.710%, 6/1/2025 (3)	5,460,000	5,460,000
Washington County School District R-3, 5.100%, 12/1/2012, Call 10/1/2012	30,000	30,093

		48,106,014

Connecticut — 0.2%
City of West Haven, 4.000%, 8/1/2013	150,000	153,130
City of West Haven, 4.000%, 8/1/2014	100,000	104,115
Connecticut State Health & Educational Facility Authority, 3.000%, 7/1/2013	670,000	684,345
Connecticut State Health & Educational Facility Authority, NATL-RE, 5.000%, 7/1/2013	875,000	908,705

		1,850,295

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

District of Columbia — 0.1%
Metropolitan Washington Airports Authority, AGC, 0.000%, 10/1/2015	$ 550,000	$ 527,747

Florida — 5.3%
Bay Laurel Center Community Development District, AGM, 2.000%, 9/1/2013	400,000	404,628
Brevard County Health Facilities Authority, 5.000%, 4/1/2016	125,000	137,674
Canaveral Port Authority, NATL-RE FGIC, 4.000%, 6/1/2016, Call 6/1/2015	175,000	184,460
Citizens Property Insurance Corp., 1.420%, 6/1/2015 (3)	3,000,000	3,005,820
Citizens Property Insurance Corp., 1.920%, 6/1/2013 (3)	2,000,000	2,013,840
Citizens Property Insurance Corp., 4.000%, 6/1/2015	25,000	26,613
Citizens Property Insurance Corp., 5.000%, 6/1/2013	200,000	206,604
Citizens Property Insurance Corp., 5.000%, 6/1/2015	500,000	545,600
Citizens Property Insurance Corp., AGC, 4.500%, 6/1/2014	200,000	213,378
Citizens Property Insurance Corp., AGM, 3.250%, 6/1/2014	200,000	209,068
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2014	800,000	848,928
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2015	405,000	438,842
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2016	150,000	167,170
City of Daytona Beach Utility System Revenue, AGM, 4.250%, 11/15/2014, Call 11/15/2012	100,000	100,781
City of Eustis, 0.380%, 12/1/2027, Call 9/5/2012 (3)	990,000	990,000
City of Gulf Breeze, 3.000%, 12/1/2012, Call 10/1/2012 (3)	7,235,000	7,269,149
City of Lakeland, 1.270%, 10/1/2014, Call 4/1/2014 (3)	150,000	151,140
City of Lakeland, 3.000%, 11/15/2013	250,000	255,725
City of Lakeland, NATL-RE, 0.000%, 10/1/2014	100,000	98,220
City of Leesburg, 5.000%, 7/1/2016, Call 7/1/2013	100,000	102,581
City of Melbourne Water & Sewer Revenue, NATL-RE FGIC, 0.000%, 10/1/2015	120,000	110,651
City of Ocala, AMBAC, 3.400%, 10/1/2012	150,000	150,281
City of Palm Bay, NATL-RE FGIC, 3.250%, 10/1/2012	30,000	30,064
City of Palm Bay, NATL-RE FGIC, 3.250%, 10/1/2012	70,000	70,148
City of Port Orange Water & Sewer Revenue, NATL-RE, 3.375%, 10/1/2012	100,000	100,222
City of Port St. Lucie, AGM, 1.500%, 9/1/2013	535,000	538,247
City of Port St. Lucie, AGM, 1.750%, 9/1/2014	640,000	650,048
Municipals (continued)

Florida (continued)
City of Sunrise, NATL-RE, 0.000%, 10/1/2015	$ 395,000	$ 357,783
City of Tallahassee, NATL-RE, 6.625%, 12/1/2013, Call 10/1/2012	305,000	306,351
City of Tampa, 0.380%, 3/1/2022, Call 9/5/2012 (3)	825,000	825,000
City of Tampa, NATL-RE, 5.500%, 11/15/2014	150,000	164,697
City of West Palm Beach, AGC, 0.300%, 10/1/2038, Call 9/5/2012 (3)	5,000,000	5,000,000
County of Bay, 3.500%, 9/1/2016	375,000	374,032
County of Miami-Dade, NATL-RE FGIC, 5.000%, 8/1/2014	525,000	567,803
County of Miami-Dade, XLCA, 4.000%, 10/1/2015	150,000	164,477
County of Sarasota, AMBAC, 4.000%, 10/1/2013	195,000	199,270
County of St. Lucie, NATL-RE, 5.250%, 10/1/2017, Call 10/1/2013	1,260,000	1,321,110
County of Volusia, AGM, 3.500%, 12/1/2013, Call 10/1/2012	50,000	50,089
Emerald Coast Utilities Authority, NATL-RE FGIC, 0.000%, 1/1/2015	60,000	55,424
Emerald Coast Utilities Authority, NATL-RE FGIC, 6.250%, 1/1/2013	400,000	405,720
Florida Higher Educational Facilities Financial Authority, 3.000%, 4/1/2014	300,000	308,370
Florida Higher Educational Facilities Financial Authority, 4.000%, 4/1/2014	255,000	267,577
Florida Higher Educational Facilities Financial Authority, 4.000%, 4/1/2015	150,000	158,987
Florida Higher Educational Facilities Financial Authority, 4.000%, 4/1/2016	100,000	107,070
Florida Hurricane Catastrophe Fund Finance Corp., 4.125%, 7/1/2013	100,000	103,061
Florida State Department of Environmental Protection, AGC, 0.330%, 7/1/2027, Call 9/5/2012 (3)	900,000	900,000
Halifax Hospital Medical Center, 5.000%, 6/1/2013	100,000	103,264
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2012	500,000	501,400
Hillsborough County Industrial Development Authority, 5.100%, 10/1/2013, Call 10/1/2012	200,000	200,606
Hillsborough County School Board, AMBAC, 4.000%, 10/1/2013	50,000	51,128
Manatee County School District, AGM, 4.000%, 7/1/2017, Call 7/1/2015	200,000	211,134
Miami Beach Health Facilities Authority, 3.000%, 11/15/2015 (4)	750,000	782,055
Miami-Dade County School Board, AGM, 5.375%, 8/1/2014	150,000	163,680
Orange County Health Facilities Authority, 4.000%, 10/1/2013	220,000	226,978
Orange County Health Facilities Authority, 5.000%, 10/1/2012	735,000	737,374
Orlando Community Redevelopment Agency, 3.000%, 4/1/2014	220,000	226,277

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Orlando Community Redevelopment Agency, 3.000%, 4/1/2014	$1,005,000	$ 1,033,673
Orlando Community Redevelopment Agency, 5.000%, 4/1/2015	500,000	543,280
Orlando Community Redevelopment Agency, 5.000%, 4/1/2015	1,835,000	1,993,838
Palm Beach County Health Facilities Authority, 5.350%, 10/1/2014, Call 10/1/2013	1,000,000	1,040,460
Palm Beach County School District, NATL-RE, 3.900%, 8/1/2015	100,000	108,067
Palm Beach County Solid Waste Authority, AMBAC, 0.000%, 10/1/2013	100,000	98,237
Pinellas County Educational Facilities Authority, 3.000%, 10/1/2013	105,000	107,058
Polk County School District, AGM, 4.500%, 10/1/2012	25,000	25,067
Polk County School District, NATL-RE, 5.000%, 10/1/2013	145,000	150,284
St. Johns County School Board, NATL-RE, 4.100%, 7/1/2014	400,000	421,108
St. Lucie County School Board, NATL-RE FGIC, 5.000%, 10/1/2012	855,000	857,266
Sunshine State Governmental Financing Commission, 5.000%, 9/1/2012	1,075,000	1,075,000
Volusia County Educational Facility Authority, AGM, 3.000%, 10/15/2012	250,000	250,512
Volusia County Educational Facility Authority, RADIAN, 4.000%, 10/15/2012	40,000	40,150
Volusia County School Board, AGM, 3.800%, 10/1/2014	100,000	104,168

		41,708,767

Georgia — 1.4%
Bartow County Development Authority, 5.100%, 6/6/2013 (3)	100,000	101,946
Cherokee County Development Authority, 0.380%, 8/1/2033, Call 9/5/2012 (3)	800,000	800,000
Downtown Dalton Development Authority, NATL-RE, 5.500%, 8/15/2017	335,000	376,138
East Point Building Authority, XLCA, 4.000%, 2/1/2013	35,000	35,280
Fulton County Development Authority, 4.000%, 10/1/2019	2,000,000	2,235,860
Fulton County Development Authority, 5.000%, 3/15/2016	595,000	666,019
Fulton County Development Authority, 5.000%, 10/1/2019	1,000,000	1,199,030
Gainesville & Hall County Development Authority, 5.000%, 11/15/2012	230,000	232,001
Georgia Housing & Finance Authority, FHA, 0.000%, 12/1/2016	1,750,000	1,366,803
Georgia School Boards Association, Inc., NATL-RE, 3.750%, 12/1/2015	200,000	214,422
Municipals (continued)

Georgia (continued)
Municipal Electric Authority of Georgia, NATL-RE-IBC-BNY, 6.500%, 1/1/2017	$ 100,000	$ 114,791
Private Colleges & Universities Authority, 4.000%, 10/1/2013	710,000	734,296
Private Colleges & Universities Authority, 4.000%, 10/1/2015	1,535,000	1,652,566
Savannah Economic Development Authority, 0.430%, 3/1/2018, Call 9/5/2012 (3)	1,160,000	1,160,000

		10,889,152

Hawaii — 0.0%
Hawaii State Department of Budget & Finance, 5.250%, 7/1/2013, Call 10/16/2012	55,000	55,183

Illinois — 6.1%
Boone, Mchenry & Dekalb Counties Community Unit School District 100, AGM, 0.000%, 12/1/2012	40,000	39,933
Central Lake County Joint Action Water Agency, AMBAC, 5.250%, 5/1/2016, Call 5/1/2013	125,000	128,214
Chicago Public Building Commission, NATL-RE FGIC, 5.250%, 12/1/2012	100,000	101,097
Chicago Transit Authority, AGC, 0.650%, 6/1/2018, Call 12/1/2013 (3)(5)(6)	4,980,000	4,980,000
Chicago Transit Authority, AMBAC, 5.250%, 6/1/2013	205,000	211,386
City of Berwyn, AMBAC, 5.000%, 12/1/2013	1,995,000	2,064,925
City of Chicago O’Hare International Airport Revenue, AGC, 5.250%, 1/1/2022, Call 1/1/2014	100,000	103,716
City of Chicago, AMBAC, 0.000%, 1/1/2013	170,000	169,453
City of Chicago, NATL-RE, 5.000%, 1/1/2013	200,000	203,058
City of Chicago, NATL-RE, 5.250%, 1/1/2017, Call 1/1/2013	840,000	852,356
City of Chicago, NATL-RE FGIC, 0.000%, 1/1/2016	150,000	141,897
City of East Peoria, AGM, 2.000%, 1/1/2014	250,000	253,268
City of Joliet, 2.000%, 1/1/2017	180,000	180,072
City of Joliet, 4.000%, 1/1/2014	560,000	581,734
City of Joliet, 4.000%, 1/1/2015	125,000	132,301
City of Rockford, 2.000%, 12/15/2013	390,000	396,423
City of Springfield Electric Revenue, 5.000%, 3/1/2016	300,000	330,054
City of Springfield Electric Revenue, 5.000%, 3/1/2017	300,000	334,608
City of Springfield Electric Revenue, NATL-RE, 3.800%, 3/1/2014	200,000	205,602
City of Springfield Electric Revenue, NATL-RE, 4.000%, 3/1/2013	950,000	960,203
City of Springfield Electric Revenue, NATL-RE, 4.000%, 3/1/2015	75,000	78,956
City of Springfield Electric Revenue, NATL-RE, 5.000%, 3/1/2014	1,285,000	1,343,480
City of Springfield Electric Revenue, NATL-RE, 5.000%, 3/1/2015	740,000	798,823

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
City of United City of Yorkville, AMBAC, 4.000%, 12/30/2014	$ 200,000	$ 211,340
City of Waukegan, AGM, 3.000%, 12/30/2013	200,000	204,766
City of Waukegan, AGM, 4.000%, 12/30/2015	535,000	571,647
Cook County School District No. 130 Blue Island, XLCA, 4.250%, 12/1/2013	500,000	515,395
Cook County School District No. 149 Dolton, AMBAC, 0.000%, 12/1/2012	300,000	299,004
Cook County School District No. 30 Northbrook-Glenview, NATL-RE, 0.000%, 11/1/2012	955,000	952,192
County of Cook, NATL-RE, 5.250%, 11/15/2016, Call 11/15/2013	315,000	333,805
County of Du Page, AGM, 5.000%, 1/1/2017, Call 7/1/2015	100,000	107,384
Eastern Illinois University, AMBAC, 5.000%, 4/1/2015	200,000	217,260
Illinois Finance Authority, 1.125%, 10/1/2012 (3)	500,000	500,295
Illinois Finance Authority, 4.000%, 4/1/2014	30,000	31,601
Illinois Finance Authority, 4.125%, 3/1/2013 (3)	100,000	100,794
Illinois Finance Authority, 4.150%, 11/1/2012 (3)	110,000	110,410
Illinois Finance Authority, 4.400%, 8/15/2031, Call 9/6/2012 (3)	3,140,000	3,140,000
Illinois Finance Authority, 4.500%, 11/15/2012	250,000	251,438
Illinois Finance Authority, 4.550%, 11/1/2018, Call 11/1/2013	100,000	103,110
Illinois Finance Authority, 5.000%, 11/1/2014	100,000	107,076
Illinois Finance Authority, 5.000%, 12/15/2016, Call 12/1/2015	768,000	782,431
Illinois Finance Authority, 5.250%, 6/1/2013, Call 10/1/2012	175,000	175,551
Illinois Finance Authority, AGM, 0.350%, 12/1/2022, Call 9/4/2012 (3)	200,000	200,000
Illinois Finance Authority, AGM, 0.350%, 12/1/2023, Call 9/4/2012 (3)	300,000	300,000
Illinois Finance Authority, FSA, 0.380%, 9/1/2032, Call 9/4/2012 (3)	290,000	290,000
Illinois Finance Authority, NATL-RE, 0.000%, 1/1/2013	75,000	74,735
Illinois Finance Authority, NATL-RE, 0.000%, 12/1/2013	50,000	48,613
Illinois Finance Authority, NATL-RE, 0.000%, 1/1/2014	100,000	97,561
Illinois Finance Authority, NATL-RE, 5.500%, 11/15/2015	75,000	83,198
Illinois Finance Authority, XLCA, 5.000%, 8/1/2015	50,000	54,077
Illinois Housing Development Authority, 4.100%, 1/1/2013	220,000	221,463
Illinois Housing Development Authority, NATL-RE, 4.100%, 1/1/2014, Call 7/1/2013	145,000	147,603
Municipals (continued)

Illinois (continued)
Illinois State University, 4.000%, 4/1/2013	$605,000	$612,569
Illinois Student Assistance Commission, AGC, 3.150%, 5/1/2014, Call 9/17/2012	110,000	110,165
Kane & DeKalb Counties Community Unit School District No. 301 Burlington, AMBAC, 0.000%, 12/1/2012	100,000	99,336
Kane County School District No. 129 West Aurora, NATL-RE FGIC, 5.000%, 2/1/2015	350,000	383,152
Kendall Kane & Will Counties Community Unit School District No. 308, 3.000%, 10/1/2014	155,000	161,756
Kendall Kane & Will Counties Community Unit School District No. 308, 4.000%, 10/1/2015	70,000	76,354
Lake County Community Unit School District No. 116 Round Lake, NATL-RE, 9.000%, 1/1/2013	465,000	475,453
Lake County School District No. 37 Gavin, FSA, 0.000%, 12/1/2014	400,000	380,564
Lake County School District No. 38 Big Hallow, AMBAC, 0.000%, 2/1/2013	450,000	444,982
Lake County School District No. 38 Big Hollow, AMBAC, 0.000%, 2/1/2015	200,000	186,146
Lake County Township High School District No. 126 Zion-Benton, NATL-RE, 0.000%, 2/1/2014	910,000	887,532
Macon, Christian & De Witt Counties Community College District No. 537 Richland, 5.000%, 11/1/2013	275,000	287,281
Marion & Jefferson Counties Community High School District No. 600 Salem, NATL-RE FGIC, 0.000%, 11/1/2016	475,000	414,632
Mason Hospital District, RADIAN, 7.250%, 12/1/2015	155,000	167,738
McHenry & Kane Counties Community Consolidated School District 158, NATL-RE, 0.000%, 1/1/2015	100,000	93,668
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL-RE FGIC, 0.000%, 1/1/2014	400,000	386,696
Niles Park District, 2.000%, 12/15/2012	600,000	602,466
Northern Cook County Solid Waste Agency, NATL-RE, 5.000%, 5/1/2015	505,000	551,894
Quad Cities Regional Economic Development Authority, 3.000%, 10/1/2014	125,000	128,651
Quad Cities Regional Economic Development Authority, 3.000%, 10/1/2016	200,000	208,096
Railsplitter Tobacco Settlement Authority, 3.125%, 6/1/2014	635,000	660,178
Railsplitter Tobacco Settlement Authority, 4.000%, 6/1/2013	300,000	307,590
Saint Clair County School District No. 118 Belleville, AMBAC, 0.000%, 12/1/2014	200,000	185,150

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
State of Illinois, 1.500%, 6/15/2021	$3,000,000	$3,005,760
State of Illinois, 2.000%, 10/1/2033, Call 9/5/2012 (3)	7,000,000	7,000,000
State of Illinois, 3.500%, 9/1/2012	500,000	500,000
State of Illinois, 5.000%, 3/1/2013	200,000	204,284
State of Illinois, 5.000%, 1/1/2014	250,000	263,378
State of Illinois, 5.000%, 3/1/2014	35,000	37,405
State of Illinois, 5.000%, 3/1/2014	65,000	68,905
State of Illinois, 5.000%, 3/1/2015, Call 3/1/2014	225,000	240,633
State of Illinois, 5.250%, 10/1/2015, Call 10/1/2012	100,000	100,352
State of Illinois, AGM, 5.250%, 12/1/2018, Call 12/1/2012	100,000	101,198
State of Illinois, AGM, 5.375%, 12/1/2015, Call 12/1/2012	100,000	101,228
State of Illinois, AGM, 5.500%, 4/1/2013	130,000	133,813
State of Illinois, FSA, 5.500%, 12/15/2014, Call 10/1/2012	200,000	200,752
Town of Cicero, XLCA, 5.000%, 1/1/2013	235,000	237,233
Town of Cicero, XLCA, 5.000%, 1/1/2014	210,000	217,489
University of Illinois, 5.000%, 10/1/2012	100,000	100,270
University of Illinois, AMBAC, 5.000%, 10/1/2012	250,000	250,668
Village of Bolingbrook, NATL-RE, 3.875%, 3/1/2015	200,000	207,568
Village of Bourbonnais, 4.500%, 11/1/2015	210,000	230,483
Village of Bridgeview, AMBAC, 3.300%, 12/1/2015, Call 12/1/2013	330,000	332,023
Village of Cary, RADIAN, 4.400%, 3/1/2016	365,000	368,843
Village of Elwood, RADIAN, 4.200%, 3/1/2016, Call 3/1/2014	100,000	102,538
Village of Glenwood, AGM, 2.500%, 12/1/2012	170,000	170,432
Village of Glenwood, AGM, 3.000%, 12/1/2013	140,000	142,283
Village of Glenwood, AGM, 3.000%, 12/1/2014	165,000	168,369
Village of Harwood Heights, XLCA, 4.200%, 12/1/2012	50,000	50,157
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2014	100,000	93,011
Village of Midlothian, 4.000%, 1/1/2014	100,000	101,958
Village of Sauk Village, RADIAN, 5.350%, 12/1/2014, Call 12/1/2012	75,000	75,202
Village of Willow Springs, 2.500%, 12/15/2012	50,000	50,238
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC, 0.000%, 1/1/2015	225,000	213,230
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2012	100,000	99,861
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2014	100,000	97,104
Municipals (continued)

Illinois (continued)
Will Grundy Etc Counties Community College District No. 525, 5.250%, 6/1/2015	$ 275,000	$ 304,177

		48,207,202

Indiana — 1.1%
City of Greenwood, 4.000%, 10/1/2014	100,000	105,642
Columbus Multi School Building Corp., AMBAC, 0.000%, 1/1/2013	100,000	99,561
County of Jasper, NATL-RE, 5.200%, 6/1/2013	100,000	103,064
County of Knox, 3.000%, 4/1/2015	200,000	207,328
Hammond Local Public Improvement Bond Bank, 4.000%, 2/15/2013	250,000	252,950
Hammond Local Public Improvement Bond Bank, 5.000%, 2/15/2014	500,000	522,735
Indiana Finance Authority, 3.000%, 10/1/2012	110,000	110,142
Indiana Finance Authority, 3.000%, 3/1/2013	380,000	382,953
Indiana Finance Authority, 3.000%, 10/1/2014	3,000,000	3,131,400
Indiana Finance Authority, 5.000%, 5/1/2014	700,000	744,464
Indiana Health & Educational Facilities Financing Authority, 5.250%, 3/1/2016	710,000	794,966
Indiana Health Facility Financing Authority, 5.000%, 6/1/2014 (3)	225,000	242,217
Indiana Municipal Power Agency, NATL-RE, 5.500%, 1/1/2016	200,000	217,194
Indiana Municipal Power Agency, NATL-RE, 6.000%, 1/1/2013	200,000	203,558
Northwestern School Building Corp., NATL-RE FGIC State Aid Withholding, 5.000%, 7/15/2016, Call 7/15/2014	100,000	106,923
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.910%, 7/1/2022, Call 9/6/2012 (3)	1,500,000	1,500,000
University of Southern Indiana, NATL-RE FGIC, 5.500%, 10/1/2013	205,000	207,519

		8,932,616

Iowa — 0.8%
City of Ames, 3.000%, 6/15/2013	100,000	101,282
City of Ames, 4.000%, 6/15/2014	250,000	260,542
City of Coralville, 3.000%, 6/1/2016	250,000	251,490
City of Coralville, 5.000%, 6/1/2014	2,115,000	2,236,845
City of Coralville, 5.000%, 6/1/2014	250,000	264,137
City of Coralville, 5.000%, 6/1/2017	50,000	55,976
City of Hills, 4.000%, 8/15/2015	1,690,000	1,800,053
Iowa Finance Authority, FGIC, 5.000%, 7/1/2014	500,000	532,775
Iowa Higher Education Loan Authority, 3.000%, 10/1/2012	115,000	115,152
Iowa Higher Education Loan Authority, 3.000%, 10/1/2013	160,000	162,554
Iowa Higher Education Loan Authority, 3.000%, 10/1/2015	340,000	356,497
Iowa Higher Education Loan Authority, 3.000%, 10/1/2016	350,000	370,363

		6,507,666

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kansas — 0.2%
City of Junction City, NATL-RE, 4.000%, 9/1/2012	$ 100,000	$ 100,000
Geary County Unified School District No. 475, NATL-RE, 5.250%, 9/1/2014	1,025,000	1,092,025
Kansas Development Finance Authority, 3.000%, 11/15/2013	300,000	307,086
Kansas Development Finance Authority, 3.000%, 11/15/2014	395,000	409,808

		1,908,919

Kentucky — 2.3%
City of Owensboro, AMBAC, 0.000%, 1/1/2015	25,000	23,714
City of Pikeville, USDA, 4.000%, 5/1/2013	2,500,000	2,546,350
County of Mason, 0.470%, 10/15/2014, Call 9/5/2012 (3)	4,700,000	4,700,000
County of Warren, 4.000%, 4/1/2015	1,000,000	1,067,740
Kentucky Economic Development Finance Authority, ACA ACG, 0.350%, 8/1/2018, Call 9/5/2012 (3)	8,000,000	8,000,000
Lexington-Fayette Urban County Government, 1.200%, 4/1/2013 (3)	2,005,000	2,005,000

		18,342,804

Louisiana — 2.8%
Ascension Parish Industrial Development Board, Inc., 1.030%, 12/1/2041, Call 9/6/2012 (3)	5,000,000	5,000,000
City of New Orleans, FGIC, 5.125%, 12/1/2012	150,000	151,575
Louisiana Housing Corp., FHLMC, 1.300%, 7/1/2015, Call 10/1/2013	1,000,000	1,000,200
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 2.000%, 10/1/2012	100,000	100,084
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 2.000%, 10/1/2013	100,000	101,114
Louisiana Municipal Gas Authority, 0.300%, 8/1/2016 (3)	4,025,000	4,025,000
Louisiana Offshore Terminal Authority, 1.875%, 10/1/2013 (3)	335,000	338,792
Louisiana Public Facilities Authority, 0.770%, 7/1/2021, Call 9/6/2012 (3)	2,340,000	2,340,000
Louisiana Public Facilities Authority, NATL-RE, 5.000%, 10/1/2012	100,000	100,315
Louisiana State Citizens Property Insurance Corp., 2.000%, 6/1/2013	100,000	100,878
Louisiana State Citizens Property Insurance Corp., 2.000%, 6/1/2014	100,000	101,543
Louisiana State Citizens Property Insurance Corp., AMBAC, 5.250%, 6/1/2013	140,000	145,273
Louisiana State Citizens Property Insurance Corp., AMBAC, 5.250%, 6/1/2014	110,000	118,900
Municipals (continued)

Louisiana (continued)
New Orleans Aviation Board, AGC, 4.250%, 1/1/2015	$ 250,000	$ 265,550
Parish of St. Bernard, 3.000%, 3/1/2015	2,955,000	3,087,118
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2012	70,000	69,379
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2015	275,000	242,206
St. Tammany Parish Hospital Service District No. 1, 2.000%, 7/1/2013	1,000,000	1,005,430
St. Tammany Parish Hospital Service District No. 1, 3.000%, 7/1/2014	1,400,000	1,436,764
Tangipahoa Parish Hospital Service District No. 1, 5.375%, 2/1/2014, Call 2/1/2013	2,000,000	2,057,060
Terrebonne Parish Consolidated Waterworks District No. 1, AMBAC, 5.000%, 11/1/2012	450,000	452,439
Terrebonne Parish Hospital Service District No. 1, 4.000%, 4/1/2013	105,000	106,669

		22,346,289

Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, 4.000%, 7/1/2015	495,000	531,734
Town of Bucksport, 4.000%, 3/1/2014	650,000	677,118

		1,208,852

Maryland — 0.9%
City of Baltimore, NATL-RE, 0.580%, 7/1/2020 (3)	6,000,000	6,000,000
City of Baltimore, NATL-RE, 5.375%, 9/1/2012	40,000	40,000
Maryland Community Development Administration, 4.200%, 9/1/2015	475,000	505,186
Maryland Community Development Administration, 4.300%, 9/1/2017, Call 3/1/2017	75,000	78,071
Maryland Economic Development Corp., 0.380%, 9/1/2032, Call 9/5/2012 (3)	605,000	605,000

		7,228,257

Massachusetts — 1.5%
City of Fall River, AGM, 5.250%, 2/1/2018, Call 2/1/2013	100,000	102,447
Massachusetts Development Finance Agency, 1.700%, 11/1/2037, Call 9/6/2012 (3)	4,000,000	4,000,000
Massachusetts Development Finance Agency, 2.000%, 10/1/2014	1,000,000	1,022,090
Massachusetts Development Finance Agency, 3.000%, 7/1/2013	4,000,000	4,053,240
Massachusetts Development Finance Agency, 4.000%, 7/1/2013	200,000	205,498
Massachusetts Development Finance Agency, 4.000%, 7/1/2014	250,000	261,910
Massachusetts Development Finance Agency, 4.000%, 10/1/2015	200,000	217,014
Massachusetts Development Finance Agency, 5.000%, 1/1/2014	300,000	316,911
Massachusetts Health & Educational Facilities Authority, AGM, 0.150%, 7/1/2040, Call 9/5/2012 (3)	1,000,000	1,000,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Massachusetts (continued)
Massachusetts Municipal Wholesale Electric Co., MBIA, 0.140%, 7/1/2018, Call 9/4/2012 (3)	$ 300,000	$ 276,000

		11,455,110

Michigan — 3.5%
Almont Community Schools, NATL-RE Q-SBLF, 4.000%, 5/1/2015, Call 11/1/2013	200,000	206,390
Charter Township of Bath, NATL-RE, 4.000%, 11/1/2012	130,000	130,594
Charter Township of Redford, AMBAC, 4.800%, 4/1/2015, Call 10/1/2012	275,000	275,883
City of Detroit Water Supply System Revenue, 5.000%, 7/1/2013	735,000	758,799
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2014	505,000	538,481
City of Detroit, NATL-RE, 0.000%, 9/30/2015	175,000	159,728
City of Detroit, NATL-RE, 5.000%, 9/30/2013	3,090,000	3,212,024
City of Detroit, NATL-RE, 5.500%, 7/1/2013 (3)	650,000	673,367
City of Garden City, NATL-RE, 4.750%, 11/1/2012	100,000	100,456
City of Grand Haven, NATL-RE, 5.500%, 7/1/2014	200,000	208,708
City of Manistique, NATL-RE FGIC, 4.400%, 5/1/2013, Call 11/1/2012	50,000	50,280
City of Marquette, AMBAC, 4.000%, 5/1/2013	200,000	203,470
City of Marquette, AMBAC, 4.000%, 11/1/2014	160,000	167,328
City of Marquette, AMBAC, 4.000%, 5/1/2015, Call 5/1/2013	100,000	101,472
City of Pontiac, AGC, 3.750%, 5/1/2014	80,000	81,659
City of Pontiac, AGC, 5.000%, 5/1/2013	200,000	204,236
City of Saginaw, AGM, 2.000%, 7/1/2013	175,000	176,409
City of Wayne, AMBAC, 4.000%, 10/1/2017, Call 10/1/2015	300,000	316,032
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2016	300,000	319,239
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2017	315,000	337,327
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2018	330,000	353,024
County of Washtenaw, NATL-RE, 4.000%, 7/1/2018, Call 7/1/2014	100,000	104,377
Detroit City School District, AGM, 5.000%, 5/1/2013	495,000	509,296
Deutsche Bank Spears/Lifers Trust, 0.490%, 1/1/2020, Call 6/14/2013 (3)(5)(6)	7,000,000	7,000,000
Grand Blanc Community Schools, AGM, 2.000%, 5/1/2013	610,000	616,155
Hazel Park School District, AGM Q-SBLF, 2.000%, 5/1/2013	485,000	490,020
Kent Hospital Finance Authority, 5.250%, 1/15/2014 (3)	100,000	105,119
Michigan Finance Authority, 3.000%, 4/1/2013	125,000	126,344
Municipals (continued)

Michigan (continued)
Michigan Finance Authority, 3.500%, 4/1/2014	$ 130,000	$ 134,469
Michigan Finance Authority, 4.000%, 6/1/2014	500,000	522,210
Michigan Finance Authority, 4.000%, 4/1/2015	135,000	141,728
Michigan Finance Authority, 5.000%, 6/1/2014	1,225,000	1,300,350
Michigan Finance Authority, 5.000%, 6/1/2015	1,500,000	1,627,545
Michigan Municipal Bond Authority, AGM, 0.000%, 6/15/2013	50,000	49,524
Michigan Municipal Bond Authority, AMBAC, 4.500%, 5/1/2015, Call 9/7/2012	150,000	150,018
Michigan Municipal Bond Authority, AMBAC, 4.700%, 11/1/2013, Call 10/1/2012	150,000	150,443
Michigan Municipal Bond Authority, AMBAC, 5.500%, 11/1/2012, Call 10/1/2012	100,000	100,238
Michigan State Hospital Finance Authority, 5.500%, 11/1/2015, Call 11/1/2013	100,000	106,063
Michigan State Housing Development Authority, 1.000%, 10/1/2014, Call 4/1/2014	3,150,000	3,153,906
Oakland County Economic Development Corp., 4.500%, 12/1/2013	1,415,000	1,419,641
Redford Township Building Authority, AGM, 2.000%, 4/1/2014	355,000	356,587
Romulus Tax Increment Finance Authority, AGM, 4.250%, 11/1/2014	400,000	424,176
Saginaw-Midland Municipal Water Supply Corp., NATL-RE, 5.250%, 9/1/2014, Call 3/1/2013	215,000	220,209
Saginaw-Midland Municipal Water Supply Corp., NATL-RE, 5.250%, 9/1/2015, Call 3/1/2013	100,000	102,423
Star International Academy, 2.400%, 3/1/2014 (4)	100,000	100,087
Star International Academy, 2.900%, 3/1/2015 (4)	125,000	125,179
Star International Academy, 3.150%, 3/1/2016 (4)	130,000	130,256
Star International Academy, 3.400%, 3/1/2017 (4)	125,000	125,310

		27,966,579

Minnesota — 0.5%
City of Glencoe, 5.000%, 4/1/2013	260,000	264,779
City of Winona, 2.000%, 7/1/2015	100,000	101,652
City of Winona, 2.300%, 7/1/2016	500,000	511,045
City of Winona, 5.000%, 7/1/2014	150,000	160,591
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.000%, 12/1/2014, Call 12/1/2013	15,000	15,743
Minnesota Higher Education Facilities Authority, 3.000%, 10/1/2014 (4)	390,000	403,006
Minnesota Higher Education Facilities Authority, 4.000%, 10/1/2015 (4)	255,000	274,133
St. Paul Housing & Redevelopment Authority, 3.500%, 7/1/2013, Call 9/17/2012	2,000,000	2,001,340

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Minnesota (continued)
St. Paul Housing & Redevelopment Authority, NATL-RE, 5.000%, 11/15/2013	$ 60,000	$ 62,968

		3,795,257

Mississippi — 1.6%
Mississippi Business Finance Corp., 1.700%, 12/1/2036, Call 9/6/2012 (3)	12,000,000	12,000,000
Mississippi Hospital Equipment & Facilities Authority, 5.000%, 10/1/2017	200,000	232,770
Mississippi Hospital Equipment & Facilities Authority, NATL-RE FHA, 4.500%, 2/1/2014	145,000	150,684

		12,383,454

Missouri — 2.4%
Camdenton Reorganized School District No. R-III, 2.000%, 4/1/2014	625,000	634,019
Camdenton Reorganized School District No. R-III, 2.000%, 4/1/2015	200,000	204,036
City of Branson, 3.000%, 1/1/2013	130,000	130,725
City of Kansas City, 0.000%, 2/1/2013	100,000	99,126
City of Liberty, NATL-RE, 4.600%, 10/1/2014, Call 10/1/2012	135,000	135,410
City of Sikeston Electric System Revenue, NATL-RE, 6.000%, 6/1/2014	225,000	243,009
City of Springfield, 5.000%, 6/1/2013	230,000	237,611
City of Springfield, 5.000%, 6/1/2014	255,000	273,518
City of St. Louis, 4.000%, 7/1/2013	890,000	911,431
City of St. Louis Airport Revenue, AGM, 5.250%, 7/1/2016, Call 7/1/2013	220,000	227,278
City of St. Louis, AGM, 5.000%, 7/1/2014	150,000	160,563
Clarence Cannon Wholesale Water Commission, NATL-RE, 4.000%, 5/15/2013	250,000	254,210
County of Jackson, AMBAC, 0.000%, 12/1/2015	90,000	82,941
Joplin Industrial Development Authority, 2.750%, 2/15/2014	135,000	138,040
Joplin Industrial Development Authority, 3.125%, 2/15/2015	705,000	732,016
Joplin Industrial Development Authority, 5.500%, 2/15/2013	700,000	714,343
Kansas City Industrial Development Authority, 4.000%, 9/1/2013	1,150,000	1,166,353
Kansas City School District Building Corp., FGIC, 5.000%, 2/1/2013	600,000	607,998
Missouri Development Finance Board, 4.500%, 12/1/2012	50,000	50,423
Missouri Joint Municipal Electric Utility Commission, NATL-RE, 5.000%, 1/1/2013	355,000	359,040
Municipals (continued)

Missouri (continued)
Missouri State Health & Educational Facilities Authority, 0.850%, 12/1/2036, Call 9/7/2012 (3)	$1,800,000	$ 1,800,000
Missouri State Health & Educational Facilities Authority, 3.000%, 2/15/2013	700,000	705,656
Missouri State Health & Educational Facilities Authority, AMBAC, 1.650%, 12/1/2036, Call 9/4/2012 (3)	2,425,000	2,425,000
Missouri State Health & Educational Facilities Authority, CIFG, 0.850%, 12/1/2030, Call 9/5/2012 (3)	3,825,000	3,825,000
Missouri State Health & Educational Facilities Authority, CIFG, 1.310%, 12/1/2030, Call 9/4/2012 (3)	2,825,000	2,825,000
Riverside Industrial Development Authority, 2.000%, 5/1/2013	245,000	245,490

		19,188,236

Montana — 0.0%
Gallatin County Rural Improvement District, 3.500%, 7/1/2013	130,000	130,961

Nebraska — 0.2%
Central Plains Energy Project, 3.000%, 9/1/2013	500,000	508,600
Central Plains Energy Project, 4.000%, 9/1/2014	700,000	733,558

		1,242,158

Nevada — 0.4%
City of Carson City, RADIAN, 3.950%, 9/1/2012	500,000	500,000
City of North Las Vegas, NATL-RE, 4.000%, 10/1/2013	750,000	768,840
City of Reno, 5.000%, 6/1/2013	100,000	102,260
Clark County School District, NATL-RE FGIC, 5.250%, 6/15/2014, Call 10/4/2012	100,000	104,322
County of Clark, 4.500%, 8/1/2013	1,050,000	1,080,523
County of Clark, AMBAC, 4.000%, 12/1/2012	25,000	25,217
Henderson Redevelopment Agency, AMBAC, 4.600%, 10/1/2014, Call 10/1/2012	175,000	177,032
North Las Vegas Special Assessment District No. 63, AMBAC, 4.000%, 11/1/2012	45,000	45,193
Reno Redevelopment Agency, NATL-RE, 5.000%, 9/1/2012	25,000	25,000
Reno-Tahoe Airport Authority, AGM, 5.000%, 7/1/2017, Call 7/1/2015	205,000	225,508

		3,053,895

New Hampshire — 0.1%
New Hampshire Business Finance Authority, 5.375%, 5/1/2014	100,000	105,441
New Hampshire Health & Education Facilities Authority, 5.000%, 7/1/2014	215,000	218,623
New Hampshire Health & Education Facilities Authority, NATL-RE FGIC, 5.000%, 10/1/2013	100,000	104,080

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New Hampshire (continued)
New Hampshire University System, 2.250%, 7/15/2013 (5)(6)	$ 285,000	$ 286,108

		714,252
New Jersey — 7.2%
Camden County Municipal Utilities Authority, NATL-RE FGIC, 0.000%, 9/1/2015	185,000	174,276
Casino Reinvestment Development Authority, NATL-RE, 5.000%, 6/1/2014	390,000	415,522
City of Millville, 2.000%, 7/15/2015 (4)	1,385,000	1,421,952
City of Millville, 2.000%, 7/15/2016 (4)	150,000	154,510
City of Perth Amboy, 3.000%, 2/1/2013	250,000	252,440
New Jersey Economic Development Authority, 0.470%, 11/1/2031, Call 9/6/2012 (3)	8,555,000	8,555,000
New Jersey Economic Development Authority, 0.470%, 11/1/2040, Call 9/6/2012 (3)	6,345,000	6,345,000
New Jersey Economic Development Authority, 0.470%, 11/1/2040, Call 9/6/2012 (3)	5,000,000	5,000,000
New Jersey Economic Development Authority, 0.940%, 3/1/2036, Call 9/6/2012 (3)	6,150,000	6,150,000
New Jersey Economic Development Authority, 0.940%, 5/1/2036, Call 9/6/2012 (3)	8,715,000	8,715,000
New Jersey Economic Development Authority, 0.940%, 8/1/2037, Call 9/6/2012 (3)	3,400,000	3,400,000
New Jersey Economic Development Authority, 1.870%, 2/1/2016, Call 8/1/2015 (3)	3,000,000	3,070,710
New Jersey Economic Development Authority, AGM, 5.000%, 9/1/2014 (3)	125,000	134,807
New Jersey Economic Development Authority, NATL-RE, 0.000%, 7/1/2013	325,000	322,618
New Jersey Economic Development Authority, NATL-RE, 5.250%, 7/1/2016, Call 7/1/2014	150,000	163,290
New Jersey Educational Facilities Authority, AGM, 5.000%, 9/1/2013	250,000	260,747
New Jersey Health Care Facilities Financing Authority, 0.470%, 7/1/2038, Call 9/6/2012 (3)	4,500,000	4,500,000
New Jersey Health Care Facilities Financing Authority, 0.750%, 7/1/2028 (3)	300,000	300,000
New Jersey Health Care Facilities Financing Authority, 0.900%, 7/1/2018, Call 9/6/2012 (3)	100,000	100,000
New Jersey Health Care Facilities Financing Authority, 3.250%, 7/1/2016	515,000	530,115
New Jersey Health Care Facilities Financing Authority, 5.000%, 1/1/2013	1,000,000	1,011,960
Municipals (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, 5.000%, 7/1/2013	$2,000,000	$ 2,070,960
New Jersey State Turnpike Authority, 0.600%, 1/1/2018, Call 10/22/2012 (3)	500,000	500,000
New Jersey Transit Corp., AMBAC, 5.500%, 9/15/2012	225,000	225,283
New Jersey Transportation Trust Fund Authority, FGIC, 0.900%, 12/15/2030 (3)	1,260,000	1,260,000
Pequannock River Basin Regional Sewerage Authority, 3.000%, 12/1/2014 (4)	360,000	374,008
Pequannock River Basin Regional Sewerage Authority, 3.000%, 12/1/2015 (4)	235,000	247,312
Pequannock River Basin Regional Sewerage Authority, 3.000%, 12/1/2016 (4)	200,000	212,520
Perth Amboy Board of Education, School Bond Reserve Fund, 3.000%, 7/15/2013	500,000	506,410
Perth Amboy Board of Education, School Bond Reserve Fund, 3.000%, 7/15/2014	470,000	482,869
State of New Jersey, NATL-RE, 4.750%, 6/15/2013, Call 10/1/2012	100,000	100,271
Township of Lyndhurst, NATL-RE FGIC, 4.700%, 5/1/2014, Call 10/1/2012	25,000	25,061

		56,982,641
New Mexico — 0.5%
New Mexico Finance Authority, 1.875%, 6/1/2014	500,000	513,625
New Mexico Finance Authority, AMBAC, 5.000%, 6/1/2021, Call 6/1/2014	1,500,000	1,609,740
New Mexico Finance Authority, AMBAC, 5.000%, 6/15/2021, Call 6/15/2015	200,000	219,698
New Mexico Finance Authority, NATL-RE, 5.250%, 6/15/2019, Call 6/15/2017	1,440,000	1,703,217
New Mexico Institute of Mining & Technology, 3.000%, 7/1/2013	125,000	127,024

		4,173,304
New York — 3.3%
Albany Capital Resource Corp., 2.000%, 7/1/2013	365,000	369,621
City of New York, AGM, 0.550%, 8/1/2026, Call 9/5/2012 (3)	1,500,000	1,500,000
City of New York, NATL-RE, 0.400%, 8/1/2013 (3)	100,000	100,000
County of Rockland, AGM, 4.000%, 5/1/2013	750,000	764,745
County of Suffolk, NATL-RE, 4.000%, 11/1/2013	285,000	296,181
Glens Falls City School District, NATL-RE State Aid Withholding, 4.375%, 6/15/2013, Call 10/1/2012	150,000	150,352
New York City Municipal Water Finance Authority, 0.280%, 6/15/2032, Call 9/15/2012 (3)	5,000,000	5,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, 0.430%, 11/1/2022 (3)	$1,770,000	$ 1,770,000
New York City Transitional Finance Authority, AGM, 0.485%, 11/1/2027, Call 9/7/2012 (3)	1,000,000	1,000,000
New York State Dormitory Authority, NATL-RE, 5.500%, 11/1/2012	250,000	251,880
New York State Dormitory Authority, NATL-RE FGIC, 5.000%, 7/1/2013	135,000	139,022
New York State Energy Research & Development Authority, AMBAC, 1.280%, 10/1/2028, Call 9/7/2012 (3)	3,000,000	3,000,000
New York State Housing Finance Agency, 0.560%, 11/1/2041, Call 9/5/2012 (3)	3,000,000	3,000,000
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.740%, 12/1/2025, Call 9/5/2012 (3) (5) (6)	7,000,000	7,000,000
South Jefferson Central School District, 1.250%, 2/22/2013	1,186,720	1,191,004
Upper Mohawk Valley Regional Water Finance Authority, 3.000%, 4/1/2016	100,000	106,560
Upper Mohawk Valley Regional Water Finance Authority, 3.000%, 4/1/2017	100,000	106,646
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2018	65,000	72,985
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2019	100,000	112,319

		25,931,315

North Carolina — 0.2%
Albemarle Hospital Authority, 4.500%, 10/1/2012	845,000	846,808
County of Forsyth, 3.000%, 8/1/2013	140,000	143,534
County of New Hanover, 3.000%, 10/1/2012	480,000	480,725
County of New Hanover, NATL-RE, 3.500%, 9/1/2013	100,000	103,028

		1,574,095

North Dakota — 1.5%
Barnes County North Public School District Building Authority, 4.000%, 5/1/2014	485,000	510,758
Barnes County North Public School District Building Authority, 4.000%, 5/1/2015	500,000	539,030
Barnes County North Public School District Building Authority, 4.000%, 5/1/2016	520,000	565,838
Barnes County North Public School District Building Authority, 4.000%, 5/1/2017	545,000	593,440
Barnes County North Public School District Building Authority, 4.000%, 5/1/2018	565,000	609,714
Barnes County North Public School District Building Authority, 4.000%, 5/1/2019	590,000	634,917
Municipals (continued)

North Dakota (continued)
County of Burleigh, 2.500%, 7/1/2013	$ 100,000	$ 101,114
County of Burleigh, 2.500%, 7/1/2014	150,000	152,274
County of Burleigh, 3.000%, 7/1/2015	255,000	264,800
Williston Parks & Recreation District, 1.150%, 3/1/2014 (4)	200,000	200,000
Williston Parks & Recreation District, 2.000%, 3/1/2032, Call 10/1/2012 (4)	5,000,000	5,011,650
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 10/1/2012 (4)	2,460,000	2,460,344

		11,643,879

Ohio — 3.3%
Adams County/Ohio Valley Local School District, 2.000%, 12/1/2014	105,000	105,044
Bath Local School District, AGM, 1.000%, 12/1/2013	155,000	155,763
Buckeye Tobacco Settlement Financing Authority, 4.500%, 6/1/2013	1,325,000	1,356,628
Buckeye Tobacco Settlement Financing Authority, 5.000%, 6/1/2015	50,000	53,517
City of Akron Waterworks System Revenue, NATL-RE, 5.000%, 3/1/2013	300,000	305,376
City of Cleveland Airport System Revenue, 3.000%, 1/1/2013	560,000	563,142
City of Lorain, AGM, 2.000%, 12/1/2013 (4)	440,000	445,390
City of Newark, 1.250%, 7/31/2013	900,000	906,489
City of Parma, AMBAC, 5.450%, 12/1/2014	270,000	284,086
County of Hamilton Sales Tax Revenue, AMBAC, 0.350%, 12/1/2032, Call 12/1/2016 (3)	3,070,000	3,070,000
Marysville Exempted Village School District, AMBAC, 0.000%, 12/1/2012	200,000	199,450
Montpelier Exempted Village School District, School District Credit Program, 0.000%, 12/1/2014	150,000	145,038
Montpelier Exempted Village School District, School District Credit Program, 0.000%, 12/1/2015	145,000	137,490
Ohio Air Quality Development Authority, 0.350%, 9/1/2030, Call 9/4/2012 (3)	5,000,000	5,000,000
Ohio Housing Finance Agency, GNMA/FNMA/FHLMC, 0.320%, 3/1/2016 (3)	4,440,000	4,440,000
Parma City School District, NATL-RE, 3.500%, 12/1/2012	50,000	50,305
Parma City School District, NATL-RE, 4.000%, 12/1/2012	100,000	100,788
Puttable Floating Option Tax-Exempt Receipts, 0.350%, 11/1/2029, Call 11/1/2020 (3) (5) (6)	7,375,000	7,375,000
Warrensville Height City School District, NATL-RE FGIC, 7.000%, 12/1/2013	1,050,000	1,120,297

		25,813,803

Oklahoma — 0.3%
Oklahoma County Finance Authority, 4.000%, 3/1/2018	1,750,000	1,962,905
Stephens County Educational Facilities Authority, 2.000%, 9/1/2013	115,000	116,159

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Oklahoma (continued)
Stephens County Educational Facilities Authority, 2.000%, 9/1/2014	$ 100,000	$ 101,724
Stephens County Educational Facilities Authority, 3.000%, 9/1/2014	170,000	175,005
Stephens County Educational Facilities Authority, 3.000%, 9/1/2015	160,000	165,842

		2,521,635

Oregon — 1.1%
City of Sutherlin, 1.400%, 11/15/2013, Call 5/15/2013	1,000,000	1,000,820
County of Gilliam, 2.000%, 9/2/2014 (3)	2,500,000	2,568,600
Port of Morrow, 0.730%, 2/1/2027, Call 9/5/2012 (3)	4,360,000	4,360,000
Treasure Valley Community College District, AMBAC, 4.500%, 6/1/2017, Call 6/1/2015	430,000	460,969
Treasure Valley Community College District, AMBAC, 4.500%, 6/1/2019, Call 6/1/2015	300,000	319,947

		8,710,336

Pennsylvania — 8.0%
Allegheny County Hospital Development Authority, 1.220%, 8/1/2013, Call 2/1/2013 (3)	2,000,000	2,000,360
Berks County Municipal Authority, 0.970%, 5/1/2037, Call 9/6/2012 (3)	2,110,000	2,110,000
City of Allentown, AGC, 3.125%, 8/15/2014	440,000	457,239
City of Philadelphia Gas Works Revenue, AMBAC, 5.000%, 10/1/2014	200,000	217,378
City of Pittsburgh, 2.000%, 9/1/2013	1,430,000	1,445,687
City of Pittsburgh, 4.000%, 9/1/2015	475,000	510,126
County of Allegheny, NATL-RE, 5.375%, 11/1/2014, Call 11/1/2012	385,000	387,830
County of Blair, AMBAC, 5.375%, 8/1/2013	270,000	278,651
County of Lehigh, AGM, 5.000%, 7/1/2015	480,000	530,270
Delaware Valley Regioinal Financial Authority, 0.500%, 12/1/2020, Call 9/4/2012 (3)	1,000,000	1,000,000
Delaware Valley Regional Financial Authority, 0.480%, 6/1/2042, Call 9/5/2012 (3)	550,000	550,000
Erie County Hospital Authority, USDA, 3.000%, 12/1/2012, Call 10/1/2012	2,000,000	2,001,260
Harrisburg Authority, AGM, 5.000%, 12/1/2013 (3)	2,535,000	2,537,205
Harrisburg Authority, AGM, 5.250%, 12/1/2013 (3)	2,000,000	2,007,660
Hermitage Municipal Authority, NATL-RE, 3.650%, 2/1/2014, Call 10/1/2012	200,000	200,392
Luzerne County Industrial Development Authority, 1.750%, 2/1/2029, Call 9/5/2012 (3)	8,500,000	8,500,000
Montgomery County Industrial Development Authority, 5.000%, 11/15/2015	1,000,000	1,102,070
Municipals (continued)

Pennsylvania (continued)
Montgomery County Industrial Development Authority, 5.000%, 11/15/2016	$1,000,000	$ 1,120,450
Norristown Area School District, 3.000%, 10/1/2013	1,070,000	1,082,958
Norristown Area School District, 3.000%, 10/1/2014	785,000	800,826
Northern Tioga School District, AGM, 3.750%, 4/1/2013, Call 10/1/2012	250,000	250,575
Pennsylvania Economic Development Financing Authority, 3.000%, 12/3/2012 (3)	105,000	105,522
Pennsylvania Higher Educational Facilties Authority, 2.250%, 7/1/2013	225,000	227,732
Pennsylvania Higher Educational Facilties Authority, 2.500%, 7/1/2014	615,000	629,231
Pennsylvania Housing Finance Agency, 2.500%, 10/1/2016	130,000	132,834
Pennsylvania Turnpike Commission, AGM, 0.300%, 7/15/2041, Call 9/17/2012 (3)	4,800,000	4,800,000
Philadelphia Parking Authority, 5.000%, 9/1/2013	125,000	129,655
Pittsburgh Public Parking Authority, AMBAC, 5.000%, 12/1/2012	400,000	403,228
Pittsburgh Public Parking Authority, NATL-RE FGIC, 0.000%, 12/1/2014	300,000	284,163
Pittsburgh Public Parking Authority, NATL-RE FGIC, 0.000%, 12/1/2015	725,000	668,566
Pittsburgh Water & Sewer Authority, AGM, 0.350%, 9/1/2033, Call 9/6/2012 (3)	6,600,000	6,600,000
Pittsburgh Water & Sewer Authority, AGM, 0.370%, 9/1/2033, Call 9/6/2012 (3)	3,000,000	3,000,000
Pittsburgh Water & Sewer Authority, AGM, 0.370%, 9/1/2040, Call 9/6/2012 (3)	8,000,000	8,000,000
Pittsburgh Water & Sewer Authority, NATL-RE FGIC, 6.500%, 9/1/2013	105,000	107,211
Puttable Floating Option Tax-Exempt Receipts, FGIC State Aid Withholding, 0.930%, 6/1/2034 (3)	7,000,000	7,000,000
South Fork Municipal Authority, 4.000%, 7/1/2013	550,000	563,563
State Public School Building Authority, AGM, 2.000%, 10/15/2014	250,000	254,150
State Public School Building Authority, AGM, 3.000%, 10/15/2015	210,000	220,118
Tioga County Industrial Development Authority, 3.000%, 3/1/2014	1,000,000	1,018,110

		63,235,020

Puerto Rico — 0.6%
Commonwealth of Puerto Rico, 5.500%, 7/1/2013	100,000	103,788
Government Development Bank for Puerto Rico, 5.000%, 12/1/2012	550,000	555,494
Puerto Rico Highway & Transportation Authority, NATL-RE, 5.500%, 7/1/2013	65,000	67,814
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, 5.000%, 4/1/2015	2,000,000	2,135,500

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Puerto Rico (continued)
Puerto Rico Infrastructure Financing Authority, AMBAC, 5.500%, 7/1/2015	$1,400,000	$1,518,776
Puerto Rico Municipal Finance Agency, AGM, 3.900%, 8/1/2014	200,000	211,020
Puerto Rico Municipal Finance Agency, AGM, 5.000%, 8/1/2013	150,000	155,738

		4,748,130

Rhode Island — 0.0%
City of Woonsocket, NATL-RE FGIC, 5.250%, 10/1/2012	200,000	200,246

South Carolina — 0.5%
City of Rock Hill, AGM, 2.000%, 1/1/2014	375,000	379,901
City of Rock Hill, AGM, 3.000%, 1/1/2015	320,000	334,560
Kershaw County School District, AGC, 5.000%, 12/1/2014	100,000	110,111
Newberry Investing in Children’s Education, 5.250%, 12/1/2015	295,000	325,376
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 4/1/2013	410,000	416,855
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2013	755,000	775,914
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 4/1/2014	835,000	866,262
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2014	150,000	157,701
Piedmont Municipal Power Agency, AMBAC, 0.000%, 1/1/2015	90,000	73,058
Spartanburg County Regional Health Services District, 3.000%, 4/15/2014	315,000	325,178

		3,764,916

South Dakota — 1.0%
Puttable Floating Option Tax-Exempt Receipts, 0.810%, 12/1/2022 (3)	7,000,000	7,000,000
South Dakota Health & Educational Facilities Authority, 3.500%, 9/1/2013	300,000	307,581
South Dakota Health & Educational Facilities Authority, 3.500%, 9/1/2015	355,000	373,634
South Dakota Housing Development Authority, AGM, 4.300%, 11/1/2013, Call 10/1/2012	95,000	95,129
South Dakota Housing Development Authority, FSA, 4.100%, 11/1/2012, Call 10/1/2012	160,000	160,216

		7,936,560

Tennessee — 1.9%
Blount County Public Building Authority, 0.550%, 6/1/2032, Call 9/4/2012 (3)	7,850,000	7,850,000
Franklin Public Building Authority, 0.500%, 6/1/2037, Call 9/4/2012 (3)	7,000,000	7,000,000
Municipals (continued)

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 3.000%, 11/1/2016	$ 510,000	$ 534,169

		15,384,169

Texas — 8.3%
Andrews County Hospital District, 2.000%, 3/15/2014 (4)	525,000	533,006
Andrews County Hospital District, 2.000%, 3/15/2015 (4)	870,000	889,010
Brazoria County Municipal Utility District No. 21, RADIAN, 4.700%, 9/1/2019, Call 9/1/2013	125,000	127,995
Capital Area Cultural Education Facilities Finance Corp., 5.000%, 4/1/2013	380,000	389,819
Cinco Municipal Utility District No. 1, NATL-RE FGIC, 3.750%, 12/1/2012, Call 10/1/2012	225,000	225,459
City of Arlington, NATL-RE, 5.000%, 8/15/2034, Call 8/15/2015	3,165,000	3,278,624
City of Austin, NATL-RE, 5.250%, 11/15/2012	100,000	100,934
City of Galveston Wharves & Terminal Revenue, 4.000%, 2/1/2014	710,000	734,843
City of Galveston Wharves & Terminal Revenue, 4.000%, 2/1/2015	250,000	262,935
City of Houston, 5.000%, 9/1/2032, Call 9/1/2013	5,150,000	5,311,865
City of Weslaco, NATL-RE FGIC, 4.375%, 2/15/2015, Call 2/15/2013	150,000	152,010
Clifton Higher Education Finance Corp., 3.750%, 8/15/2016	485,000	512,664
Coastal Bend Health Facilities Development Corp., AGM, 0.435%, 7/1/2031, Call 9/6/2012 (3)	2,055,000	2,055,000
County of Jones, 3.000%, 9/1/2014	155,000	160,211
County of Jones, 3.000%, 9/1/2015	85,000	88,634
County of Jones, 4.000%, 9/1/2016	165,000	179,700
Dallas Independent School District, 5.000%, 2/15/2014	895,000	951,707
Denton Independent School District, PSF, 0.740%, 8/15/2022, Call 8/15/2016 (3)	4,235,000	4,235,000
Fort Bend County Municipal Utility District No. 118, AGM, 2.000%, 9/1/2013	65,000	65,752
Fort Bend County Municipal Utility District No. 118, AGM, 2.000%, 9/1/2014	65,000	66,172
Fort Bend County Municipal Utility District No. 23, AMBAC, 4.000%, 9/1/2012	100,000	100,000
Gulf Coast Industrial Development Authority, 1.000%, 11/1/2019, Call 9/1/2012 (3)	2,350,000	2,350,000
Harris County Health Facilities Development Corp., 0.710%, 7/1/2027 (3)	6,965,000	6,965,000
Harris County Health Facilities Development Corp., AGM, 0.440%, 7/1/2031, Call 9/6/2012 (3)	1,575,000	1,575,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Harris County Health Facilities Development Corp., AGM, 0.450%, 7/1/2031, Call 9/6/2012 (3)	$ 700,000	$ 700,000
Harris County Health Facilities Development Corp., NATL-RE, 5.375%, 10/1/2013, Call 10/1/2012	200,000	200,706
Harris County Municipal Utility District No. 1, AGM, 3.000%, 9/1/2013	175,000	178,565
Harris County Municipal Utility District No. 276, AGM, 2.000%, 9/1/2013	80,000	80,965
Harris County Municipal Utility District No. 276, AGM, 2.000%, 9/1/2014	215,000	219,089
Harris County Municipal Utility District No. 391, AGM, 2.000%, 9/1/2014	25,000	25,406
Harris County Municipal Utility District No. 391, AGM, 2.000%, 9/1/2015	125,000	127,370
Harris County Municipal Utility District No. 53, AMBAC, 4.200%, 9/1/2015, Call 9/1/2012	300,000	300,000
Harris Montgomery Counties Municipal Utility District No. 386, 5.000%, 9/1/2015	290,000	313,342
Harrison County Health Facilities Development Corp., 4.000%, 7/1/2013	180,000	183,841
Hidalgo County Health Services Corp., 5.000%, 8/15/2013	505,000	521,317
Horsepen Bayou Municipal Utility District, AGM, 3.000%, 3/1/2013	300,000	303,165
Lancaster Independent School District, AGM, 0.000%, 2/15/2015	1,200,000	1,170,276
Lubbock Health Facilities Development Corp., 5.000%, 7/1/2013	500,000	518,245
Matagorda County Navigation District No. 1, NATL-RE, 4.000%, 10/15/2015, Call 10/15/2013 (3)	275,000	286,162
Midtown Redevelopment Authority, 3.000%, 1/1/2013	560,000	563,231
Midtown Redevelopment Authority, 4.000%, 1/1/2014	170,000	175,846
North Texas Health Facilities Development Corp., AGM, 5.000%, 9/1/2015	180,000	198,997
North Texas Tollway Authority, 5.000%, 1/1/2013 (3)	600,000	609,174
North Texas Tollway Authority, 6.000%, 1/1/2020, Call 1/1/2018	250,000	299,100
Northwest Harris County Municipal Utility District No. 19, AGM, 5.500%, 10/1/2013	100,000	104,840
Pasadena Independent School District, AGM, 0.460%, 2/1/2035, Call 9/6/2012 (3)	1,235,000	1,235,000
Paseo De La Resaca Municipal Utility District No. 3, 0.000%, 9/1/2013	300,000	294,399
Puttable Floating Option Tax-Exempt Receipts, FSA, 0.740%, 12/1/2028 (3)	1,368,000	1,368,000
Municipals (continued)

Texas (continued)
Puttable Floating Option Tax-Exempt Receipts, PSF, 0.710%, 2/1/2033 (3)	$5,670,000	$ 5,670,000
Round Rock Transportation System Development Corp., NATL-RE, 4.000%, 8/15/2018, Call 8/15/2015	100,000	107,647
Round Rock Transportation System Development Corp., NATL-RE, 4.125%, 8/15/2019, Call 8/15/2015	150,000	161,559
Sam Rayburn Municipal Power Agency, 5.000%, 10/1/2014 (4)	1,515,000	1,636,200
State of Texas, 5.500%, 8/1/2016, Call 10/1/2012	900,000	903,321
Texas Municipal Gas Acquisition & Supply Corp., 5.625%, 12/15/2017	6,500,000	7,202,585
Texas Municipal Gas Acquisition & Supply Corp. I, 5.000%, 12/15/2014	200,000	210,938
Texas Public Finance Authority, NATL-RE, 0.000%, 2/1/2013	505,000	502,187
Texas Transportation Commission, 0.650%, 4/1/2026, Call 9/5/2012 (3)	7,000,000	7,000,000
Texas Transportation Commission, 2.750%, 2/15/2013 (3)	625,000	629,806

		65,312,619

Utah — 0.0%
City of Herriman, 3.000%, 11/1/2012	125,000	125,261

Vermont — 0.9%
Vermont Housing Finance Agency, 1.750%, 7/1/2037, Call 9/6/2012 (3)	6,900,000	6,900,000

Virgin Islands — 0.1%
Virgin Islands Public Finance Authority, 4.000%, 10/1/2012	300,000	300,555
Virgin Islands Public Finance Authority, 5.000%, 10/1/2012	370,000	370,940

		671,495

Virginia — 0.1%
Arlington County Industrial Development Authority, 0.380%, 2/1/2030, Call 9/1/2012 (3)	405,000	405,000
Broadway Industrial Development Authority, 4.100%, 4/1/2013	210,000	213,408
Roanoke Economic Development Authority, AGM, 5.000%, 7/1/2017 (3)	415,000	471,303

		1,089,711

Washington — 0.2%
Greater Wenatchee Regional Events Center Public Facilities Dist, 5.250%, 12/1/2012 (10)	875,000	844,375
Washington Health Care Facilities Authority, FHA, 5.250%, 8/1/2015	475,000	512,036
Washington Higher Education Facilities Authority, 3.000%, 10/1/2014	100,000	103,856
Washington Higher Education Facilities Authority, 3.000%, 10/1/2015	170,000	178,039

		1,638,306

West Virginia — 0.2%
City of Princeton, 4.000%, 5/1/2015	1,215,000	1,258,934

Wisconsin — 1.3%
City of Menasha, 4.400%, 9/1/2017, Call 9/1/2015	100,000	100,138

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
City of Menasha, 4.600%, 9/1/2021, Call 9/1/2014	$ 165,000	$ 155,697
City of Menasha, AMBAC, 4.000%, 9/1/2014, Call 10/1/2012	1,000,000	959,660
City of Nekoosa, 5.350%, 7/1/2015	130,000	142,177
Park Falls Redevelopment Authority, 4.125%, 10/1/2013, Call 10/1/2012	175,000	175,178
Southeast Wisconsin Professional Baseball Park District, NATL-RE, 5.000%, 12/15/2021, Call 10/1/2012	125,000	126,494
Southeast Wisconsin Professional Baseball Park District, NATL-RE, 5.100%, 12/15/2029, Call 10/1/2012	125,000	126,528
Southeast Wisconsin Professional Baseball Park District, NATL-RE, 5.500%, 12/15/2012	720,000	727,531
Village of Hustisford, 4.750%, 9/1/2012	135,000	135,000
Wisconsin Center District, NATL-RE, 0.000%, 12/15/2015	135,000	126,606
Wisconsin Health & Educational Facilities Authority, 0.350%, 8/15/2034, Call 8/15/2016 (3)	4,500,000	4,500,000
Wisconsin Health & Educational Facilities Authority, 2.500%, 10/15/2013	500,000	510,195
Wisconsin Health & Educational Facilities Authority, 2.500%, 10/15/2015	180,000	186,838
Wisconsin Health & Educational Facilities Authority, 3.000%, 8/15/2013	505,000	511,343
Wisconsin Health & Educational Facilities Authority, 4.750%, 8/15/2014 (3)	1,000,000	1,070,320
Wisconsin Health & Educational Facilities Authority, 5.000%, 9/1/2012	125,000	125,000
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2013	115,000	119,699
Wisconsin Health & Educational Facilities Authority, 5.000%, 10/15/2017	225,000	260,701
Wisconsin Health & Educational Facilities Authority, AMBAC, 5.000%, 12/15/2013	235,000	246,813
Wisconsin Health & Educational Facilities Authority, AMBAC, 5.000%, 12/15/2014	140,000	151,869

		10,457,787

Wyoming — 0.1%
Teton County Hospital District, 2.200%, 12/1/2012	200,000	200,934
Teton County Hospital District, 3.000%, 12/1/2013	250,000	256,938

		457,872

Total Municipals (identified cost $720,105,555)		722,397,955

Short-Term Investments — 10.1%

Mutual Funds — 3.0%
BMO Tax-Free Money Market Fund, Class I, 0.208% (11)	23,798,895	$23,798,895

Short-Term Municipals — 7.1%

Arizona — 0.0%
Maricopa County Elementary School District No. 62 Union, AGM, 2.000%, 7/1/2013	$ 140,000	141,484

California — 3.0%
California Community College Financing Authority, 2.000%, 6/28/2013	5,000,000	5,053,050
California School Cash Reserve Program Authority, 2.000%, 2/1/2013	3,635,000	3,651,176
California School Cash Reserve Program Authority, 2.500%, 1/31/2013	3,000,000	3,015,480
Delano Financing Authority, 2.000%, 2/1/2013	5,000,000	5,000,150
Kaweah Delta Health Care District, 2.000%, 6/1/2013	575,000	579,456
Moreno Valley Unified School District, 2.500%, 10/1/2012	4,000,000	4,006,040
Palo Verde Unified School District, 4.000%, 9/1/2012	100,000	100,000
Sulphur Springs Union School District, 2.000%, 3/1/2013	2,460,000	2,474,883

		23,880,235

Colorado — 0.1%
Colorado Health Facilities Authority, 2.000%, 12/1/2012	235,000	235,797
Platte Valley Fire Protection District, 3.000%, 12/1/2012	100,000	100,629

		336,426

Connecticut — 0.6%
Connecticut Pollution Control, 0.400%, 9/26/2012	4,900,000	4,900,000

Florida — 0.1%
Bay Laurel Center Community Development District, AGM, 2.000%, 9/1/2012	200,000	200,000
City of Port St. Lucie, AGM, 1.250%, 9/1/2012	325,000	325,000
Orlando Community Redevelopment Agency, 2.000%, 4/1/2013	250,000	252,015

		777,015

Illinois — 0.3%
Bridgeview Park District, 4.000%, 12/1/2012	535,000	535,214
DeKalb, Kane & LaSalle Counties Community College District No. 523 Kishwankee, 2.000%, 2/1/2013 (4)	155,000	155,840
Macon, Christian & De Witt Counties Community College District No. 537 Richland, 5.000%, 11/1/2012	125,000	125,768
Saint Clair County School District No. 189 East St. Louis, 2.000%, 1/1/2013	250,000	250,290
State of Illinois, 5.000%, 1/1/2013	1,000,000	1,014,080

		2,081,192

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Short-Term Investments (continued)

Short-Term Municipals (continued)

Iowa — 0.7%
Iowa Higher Education Loan Authority, 3.000%, 5/16/2013	$1,500,000	$1,516,665
Iowa Higher Education Loan Authority, 6.000%, 5/16/2013	4,000,000	4,040,360

		5,557,025

Massachusetts — 0.1%
Massachusetts State, 0.450%, 9/26/2012	1,000,000	1,000,000

Michigan — 0.0%
City of St. Ignace Water Supply System Revenue, AGM, 2.000%, 1/1/2013	175,000	175,651

Mississippi — 1.0%
Claiborne County, 0.600%, 11/6/2012	8,045,000	8,045,000

Missouri — 0.2%
Missouri State Health & Educational Facilities Authority, 3.000%, 11/1/2012	425,000	426,232
Missouri State Health & Educational Facilities Authority, 3.000%, 4/25/2013	1,300,000	1,309,477

		1,735,709

New Jersey — 0.1%
City of Millville, 1.000%, 1/15/2013 (4)	240,000	240,334

New York — 0.6%
Addison Central School District, State Aid Withholding, 2.000%, 6/1/2013	450,000	453,852
Cayuga County Water & Sewer Authority, 2.000%, 3/26/2013, Call 9/11/2012	500,000	500,440
County of Nassau, 2.500%, 10/31/2012	125,000	125,425
Lackawanna City School District, State Aid Withholding, 2.000%, 3/1/2013	190,000	191,132
Nassau Health Care Corp., AGC, 3.125%, 12/15/2012	3,000,000	3,020,790

		4,291,639

Ohio — 0.1%
Adams County/Ohio Valley Local School District, 1.150%, 12/1/2012	170,000	170,010
Akron Bath Copley Joint Township Hospital District, 4.000%, 11/15/2012	100,000	100,622
City of Springfield, 2.000%, 12/1/2012	260,000	260,796
Jefferson County Ohio, AGC, 1.000%, 12/1/2012	150,000	150,279

		681,707

Washington — 0.0%
Washington State Housing Finance Commission, FHLMC, 0.700%, 7/1/2013	135,000	134,982

Wisconsin — 0.2%
Cudahy School District, 2.625%, 5/1/2013, Call 11/13/2012	900,000	903,816
Short-Term Investments (continued)

Short-Term Municipals (continued)

Wisconsin (continued)
Two Rivers Public School District, 1.150%, 9/28/2012	$ 800,000	$ 800,232

		1,704,048

Total Short-Term Municipals		55,682,447

Total Short-Term Investments (identified cost $79,467,978)		79,481,342

Total Investments — 101.5% (identified cost $799,573,533)		801,879,297
Other Assets and Liabilities — (1.5)%		(11,509,461)

Total Net Assets — 100.0%		$790,369,836

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 4.7%

Automobiles — 4.0%
Ally Auto Receivables Trust, Class A3, (Series 2011-5), 0.990%, 11/16/2015	$ 375,000	$ 377,963
AmeriCredit Auto Receivables Trust, Class B, (Series 2012-3), 1.590%, 7/10/2017	1,855,000	1,863,886
CarMax Auto Owner Trust, Class A3, (Series 2010-2), 1.410%, 2/16/2015	650,135	653,045
CarNow Auto Receivables Trust, Class A, (Series 2012-1A), 2.090%, 1/15/2015 (5)(6)	904,171	904,528
Ford Credit Auto Lease Trust, Class A3, (Series 2012-A), 0.850%, 1/15/2015	1,275,000	1,280,126
Ford Credit Auto Owner Trust, Class A3, (Series 2009-D), 2.170%, 10/15/2013	37,962	37,987
Honda Auto Receivables Owner Trust, Class A3, (Series 2010-2), 1.340%, 3/18/2014	165,641	166,235
Santander Drive Auto Receivables Trust, Class A2, (Series 2011-3), 1.110%, 8/15/2014	832,384	834,464
Wheels LLC, Class A2, (Series 2012-1), 1.190%, 3/20/2021 (5)(6)	1,450,000	1,454,122
World Omni Auto Receivables Trust, Class A3, (Series 2010-A), 1.340%, 12/16/2013	49,942	49,959

		7,622,315

Credit Cards — 0.5%
GE Capital Credit Card Master Note Trust, Class A, (Series 2010-3), 2.210%, 6/15/2016	1,000,000	1,013,636

Other Financial — 0.2%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.476%, 4/25/2037 (3)(5)(6)	680,638	308,669

Total Asset-Backed Securities (identified cost $9,279,400)		8,944,620

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Collateralized Mortgage Obligations — 4.1%

Private Sponsor — 4.1%
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.527%, 5/20/2036 (3)	$ 507,312	$ 488,144
Chase Mortgage Finance Corp., Class A3, (Series 2006-S4), 6.000%, 12/25/2036	316,315	318,504
First Horizon Asset Securities, Inc., Class 1A1, (Series 2005-1), 5.000%, 3/25/2035	111,189	111,333
GSR Mortgage Loan Trust, Class 2A4, (Series 2005-AR5), 2.996%, 10/25/2035 (3)	367,197	359,754
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.855%, 10/15/2054 (3)(5)(6)	1,560,000	1,575,478
JP Morgan Mortgage Trust, Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	819,502	829,758
JP Morgan Mortgage Trust, Class 3A1, (Series 2007-A2), 5.468%, 4/25/2037 (3)	42,240	36,328
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	518,676	540,136
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.814%, 11/25/2034 (3)	1,139,753	1,138,275
Springleaf Mortgage Loan Trust, Class A, (Series 2012-1A), 2.667%, 9/25/2057 (3)(5)(6)	878,601	885,762
Springleaf Mortgage Loan Trust, Class A, (Series 2012-2A), 2.220%, 10/25/2057 (3)(5)(6)	982,696	985,153
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 2.623%, 5/25/2036 (3)	444,961	365,244
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 2.650%, 4/25/2036 (3)	178,621	154,602

Total Collateralized Mortgage Obligations (identified cost $7,620,271)		7,788,471

Commercial Mortgage Securities — 10.0%

Private Sponsor — 10.0%
Banc of America Commercial Mortgage, Inc., Class A3, (Series 2007-1), 5.449%, 1/15/2049	1,296,362	1,379,249
Bear Stearns Commercial Mortgage Securities, Class A3, (Series 2007-PW17), 5.736%, 6/11/2050	1,200,223	1,239,239
Bear Stearns Commercial Mortgage Securities, Class AAB, (Series 2007-T28), 5.746%, 9/11/2042	1,450,000	1,584,350
CW Capital Cobalt, Ltd., Class A3, (Series 2007-C3), 6.005%, 5/15/2046 (3)	1,500,000	1,614,248
Greenwich Capital Commercial Funding Corp., Class A3, (Series 2005-GG3), 4.569%, 8/10/2042	832,870	846,590
Commercial Mortgage Securities (continued)

Private Sponsor (continued)
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 1.456%, 3/6/2020 (3)(5)(6)	$1,950,000	$ 1,940,309
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2007-LD12), 5.827%, 2/15/2051	621,605	636,497
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	1,500,000	1,581,452
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C1), 5.139%, 2/15/2031	526,072	549,209
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C4), 6.039%, 6/15/2032 (3)	1,343,029	1,404,929
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C6), 5.341%, 9/15/2039	825,930	885,759
LB-UBS Commercial Mortgage Trust, Class C, (Series 2004-C4), 5.447%, 6/15/2036 (3)	1,180,000	1,237,167
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A2, (Series 2006-2), 5.878%, 6/12/2046	296,253	299,628
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class ASB, (Series 2006-2), 6.061%, 6/12/2046 (3)	517,617	554,707
Morgan Stanley Capital I, Inc., Class A4, (Series 2007-IQ15), 6.076%, 6/11/2049 (3)	1,510,000	1,756,953
Wachovia Bank Commercial Mortgage Trust, Class AMFX, (Series 2005-C20), 5.179%, 7/15/2042 (3)	1,528,000	1,664,262

Total Commercial Mortgage Securities (identified cost $18,846,045)		19,174,548

Corporate Bonds & Notes — 47.6%

Agriculture — 1.0%
British American Tobacco International Finance PLC, 1.400%, 6/5/2015 (5)(6)	2,000,000	2,016,834

Apparel — 0.5%
VF Corp., 1.184%, 8/23/2013 (3)	1,000,000	1,005,372

Auto Manufacturers — 0.5%
Volkswagen International Finance, 1.875%, 4/1/2014 (5)(6)	870,000	882,025

Banks — 10.3%
Abbey National Treasury Services PLC/London, 2.028%, 4/25/2014 (1)(3)	1,070,000	1,041,491
ABN Amro Bank NV, 4.250%, 2/2/2017 (5)(6)	1,000,000	1,060,711
Ally Financial Inc., 7.500%, 12/31/2013	528,000	565,620
ANZ National Int’l, Ltd., 1.850%, 10/15/2015 (5)(6)	1,500,000	1,513,657
Banco Santander Chile, 2.875%, 11/13/2012 (5)(6)	500,000	501,065

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Bank of America Corp., 7.375%, 5/15/2014	$1,300,000	$ 1,419,189
Bank of New York Mellon Corp., 1.700%, 11/24/2014	1,625,000	1,664,874
BNP Paribas SA, 1.358%, 1/10/2014 (3)	855,000	851,205
Capital One Financial Corp., 6.250%, 11/15/2013	1,300,000	1,380,577
Citigroup, Inc., 6.000%, 12/13/2013	1,500,000	1,585,443
Credit Suisse New York, 5.500%, 5/1/2014	675,000	720,586
Goldman Sachs Group, Inc., 5.125%, 1/15/2015	1,300,000	1,390,359
Intesa Sanpaolo SpA/New York, 2.375%, 12/21/2012	875,000	861,184
Morgan Stanley, 2.875%, 1/24/2014	1,455,000	1,469,223
Nordea Bank AB, 3.125%, 3/20/2017 (5)(6)	1,500,000	1,560,598
Royal Bank of Canada, 1.450%, 10/30/2014	775,000	790,338
U.S. Bancorp, 1.375%, 9/13/2013	1,385,000	1,399,576

		19,775,696

Beverages — 1.3%
Anheuser-Busch InBev Worldwide, Inc., 1.500%, 7/14/2014	925,000	942,010
PepsiCo, Inc., 1.250%, 8/13/2017	1,500,000	1,504,227

		2,446,237

Biotechnology — 1.4%
Amgen, Inc., 1.875%, 11/15/2014	1,600,000	1,640,706
Life Technologies Corp., 3.375%, 3/1/2013	1,000,000	1,009,713

		2,650,419

Chemicals — 1.1%
Ecolab, Inc., 2.375%, 12/8/2014	2,000,000	2,076,062

Computers — 1.0%
Hewlett-Packard Co., 3.000%, 9/15/2016 (1)	1,430,000	1,460,462
International Business Machines Corp., 0.550%, 2/6/2015	500,000	500,742

		1,961,204

Cosmetics/Personal Care — 0.5%
Procter & Gamble Co., 0.700%, 8/15/2014 (1)	900,000	904,990

Diversified Financial Services — 6.7%
American Express Credit Corp., 7.300%, 8/20/2013	1,500,000	1,595,848
BlackRock, Inc., 3.500%, 12/10/2014	1,240,000	1,321,704
Caterpillar Financial Services Corp., 1.100%, 5/29/2015 (1)	1,000,000	1,014,938
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016 (5)(6)	1,000,000	1,037,336
Ford Motor Credit Co. LLC, 4.207%, 4/15/2016 (5)(6)	1,000,000	1,046,859
General Electric Capital Corp., 3.350%, 10/17/2016 (1)	1,475,000	1,587,677
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Invesco, Ltd., 5.375%, 2/27/2013	$ 900,000	$ 918,686
SSIF Nevada LP, 1.155%, 4/14/2014 (1)(3)(5)(6)	1,100,000	1,103,771
TD Ameritrade Holding Corp., 4.150%, 12/1/2014	940,000	995,562
Toyota Motor Credit Corp., 1.250%, 11/17/2014	600,000	608,591
Woodside Finance, Ltd., 4.500%, 11/10/2014 (5)(6)	1,500,000	1,587,635

		12,818,607

Electric — 2.4%
Alliant Energy Corp., 4.000%, 10/15/2014	2,350,000	2,468,790
Appalachian Power Co., 3.400%, 5/24/2015	1,970,000	2,070,970

		4,539,760

Electronics — 0.7%
Thermo Fisher Scientific, Inc., 1.850%, 1/15/2018	1,250,000	1,271,736

Engineering & Construction — 0.5%
ABB Finance USA, Inc., 1.625%, 5/8/2017	1,000,000	1,017,373

Food — 1.1%
Kraft Foods Group, Inc., 1.625%, 6/4/2015 (5)(6)	2,000,000	2,032,764

Healthcare-Products — 1.3%
Boston Scientific Corp., 4.500%, 1/15/2015	1,200,000	1,281,992
Zimmer Holdings, Inc., 1.400%, 11/30/2014	1,300,000	1,307,915

		2,589,907

Home Furnishings — 0.6%
Whirlpool Corp., 5.500%, 3/1/2013	1,150,000	1,173,479

Insurance — 4.1%
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (5)(6)	477,000	487,463
HSB Group, Inc., 1.365%, 7/15/2027 (3)	2,430,000	1,837,323
MetLife Institutional Funding II, 1.361%, 4/4/2014 (3)(5)(6)	870,000	875,871
MetLife, Inc., 5.000%, 11/24/2013	1,355,000	1,427,102
Protective Life Secured Trusts, 5.450%, 9/28/2012	830,000	832,483
Prudential Covered Trust 2012-1, 2.997%, 9/30/2015 (5)(6)	1,000,000	1,036,521
Prudential Financial, Inc., 3.625%, 9/17/2012	1,400,000	1,401,442

		7,898,205

Internet — 1.1%
eBay, Inc., 1.350%, 7/15/2017 (1)	2,000,000	2,020,644

Iron/Steel — 0.6%
ArcelorMittal, 5.375%, 6/1/2013	1,200,000	1,227,151

Media — 0.7%
DIRECTV Holdings LLC, 3.125%, 2/15/2016	1,255,000	1,323,541

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining — 1.2%
Anglo American Capital PLC, 2.150%, 9/27/2013 (5)(6)	$1,250,000	$ 1,258,704
Barrick Gold Corp., 1.750%, 5/30/2014	1,000,000	1,016,612

		2,275,316

Office/Business Equipment — 0.5%
Xerox Corp., 1.868%, 9/13/2013 (3)	980,000	987,026

Oil & Gas — 0.8%
Petrobras International Finance Co.—Pifco, 2.875%, 2/6/2015 (1)	1,500,000	1,543,749

Oil & Gas Services — 0.5%
Schlumberger Norge AS, 1.250%, 8/1/2017 (5)(6)	1,000,000	1,002,323

Pharmaceuticals — 2.1%
Express Scripts Holding Co., 2.100%, 2/12/2015 (1)(5)(6)	1,500,000	1,529,805
GlaxoSmithKline Capital PLC, 0.750%, 5/8/2015	1,000,000	1,004,819
Takeda Pharmaceutical Co., Ltd., 1.031%, 3/17/2015 (5)(6)	1,435,000	1,442,640

		3,977,264

Pipelines — 0.3%
Enterprise Products Operating LLC, 6.375%, 2/1/2013	610,000	622,829

Real Estate Investment Trusts — 0.9%
HCP, Inc., 2.700%, 2/1/2014	1,610,000	1,643,415

Telecommunications — 3.4%
AT&T, Inc., 5.100%, 9/15/2014	760,000	828,361
British Telecommunications PLC, 2.000%, 6/22/2015 (1)	1,000,000	1,023,075
Cellco Partnership / Verizon Wireless Capital LLC, 5.550%, 2/1/2014	1,545,000	1,647,763
Telefonica Emisiones SAU, 2.582%, 4/26/2013	950,000	953,325
Verizon Communications, Inc., 2.000%, 11/1/2016	750,000	785,398
Vodafone Group PLC, 5.000%, 12/16/2013 (1)	1,125,000	1,189,348

		6,427,270

Transportation — 0.5%
CSX Corp., 5.750%, 3/15/2013	1,000,000	1,026,292

Total Corporate Bonds & Notes (identified cost $90,003,397)		91,137,490

Municipals — 4.8%

Florida — 1.1%
Florida Hurricane Catastrophe Fund Finance Corp., 1.020%, 10/15/2012, Call 9/15/2012 (3)	2,000,000	2,000,220

Illinois — 0.8%
State of Illinois, 4.071%, 1/1/2014	1,525,000	1,581,516
Description	Shares or Principal Amount	Value
Municipals (continued)

Indiana — 0.8%
Indianapolis Local Public Improvement Bond Bank, 1.080%, 4/1/2030, Call 9/4/2012 (3)	$1,600,000	$ 1,600,000

Michigan — 0.2%
County of Wayne, 5.000%, 9/15/2013	350,000	350,732

Minnesota — 0.7%
Tobacco Securitization Authority, 2.643%, 3/1/2014	1,250,000	1,271,475

New York — 0.4%
City of New York, 1.620%, 12/1/2012	790,000	792,568

Puerto Rico — 0.8%
Government Development Bank for Puerto Rico, 3.670%, 5/1/2014	1,525,000	1,556,415

Total Municipals (identified cost $9,048,342)		9,152,926

Mutual Funds — 3.5%
Eaton Vance Institutional Senior Loan Fund, Open-end Cayman Islands Exempted Co., 4.800% (8)	326,711	2,979,604
Fidelity Floating Rate High Income Fund, 3.420%	372,038	3,679,458

Total Mutual Funds (identified cost $6,422,183)		6,659,062

U.S. Government & U.S. Government Agency Obligations —17.7%

Federal Home Loan Bank — 0.5%
0.875%, 12/27/2013 (1)	$1,000,000	1,008,710

Federal Home Loan Mortgage Corporation — 4.1%
0.500%, 4/17/2015 (1)	1,625,000	1,632,197
0.625%, 12/29/2014 (1)	1,505,000	1,515,449
0.750%, 11/25/2014	1,500,000	1,515,188
2.875%, 2/9/2015 (1)	3,000,000	3,184,068

		7,846,902

Federal National Mortgage Association — 2.4%
0.375%, 12/28/2012 (1)	1,500,000	1,501,567
0.650%, 5/29/2015 (1)	2,000,000	2,003,508
1.125%, 6/27/2014 (1)	1,100,000	1,117,796

		4,622,871

U.S. Treasury Bonds & Notes — 10.7%
0.500%, 7/31/2017	3,000,000	2,988,048
0.625%, 5/31/2017 (1)	1,590,000	1,595,466
1.000%, 9/30/2016 (1)	2,000,000	2,044,844
1.250%, 8/31/2015	3,000,000	3,085,080
1.375%, 1/15/2013 (1)	2,500,000	2,511,525
1.375%, 11/30/2015 (1)	1,500,000	1,550,508
1.500%, 6/30/2016 (1)	1,950,000	2,030,742
1.750%, 7/31/2015	1,000,000	1,042,110
1.750%, 5/31/2016 (1)	1,500,000	1,575,234
1.875%, 6/30/2015 (1)	1,975,000	2,063,567

		20,487,124

Total U.S. Government & U.S. Government Agency Obligations (identified cost $33,701,129)		33,965,607

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value

U.S. Government Agency-Mortgage Securities — 3.3%

Federal National Mortgage Association — 3.2%
3.115%, 5/1/2041 (3)	$ 679,006	$ 710,766
3.199%, 5/1/2041 (3)	660,916	696,280
3.500%, 4/1/2026	417,097	443,924
4.000%, 11/1/2031 (1)	1,378,834	1,490,773
5.500%, 11/1/2033	634,403	698,303
5.500%, 2/1/2034	482,227	533,060
5.500%, 8/1/2037 (1)	1,178,278	1,300,274
7.000%, 12/1/2015	26,585	28,441
7.500%, 9/1/2015	43,297	46,452
9.500%, 12/1/2024	35,133	39,572
9.500%, 1/1/2025	15,397	15,486
9.500%, 1/1/2025	20,885	21,005
10.000%, 7/1/2020	28,583	29,401
11.000%, 12/1/2015	16	16

		6,053,753

Government National Mortgage Association — 0.1%
7.500%, 8/15/2037	135,379	168,130
9.000%, 12/15/2019	23,853	26,034

		194,164

Total U.S. Government Agency-Mortgage Securities (identified cost $6,140,621)		6,247,917

Short-Term Investments — 22.6%

Collateral Pool Investments for Securities on Loan — 18.9%

Collateral pool allocation (13)		36,236,909

Commercial Paper — 0.9%
Daimler Finance North America LLC, 0.640%, 9/24/2012 (9)	700,000	699,848
Dominion Resources, Inc., 0.490%, 9/18/2012 (9)	1,000,000	999,845

		1,699,693

Mutual Funds — 2.5%
BMO Prime Money Market Fund, Class I, 0.176% (11)	4,841,104	4,841,104

Short-Term Municipals — 0.3%

Ohio — 0.3%
City of Sheffield Lake, 2.250%, 11/14/2012	$ 500,000	500,970

Total Short-Term Investments (identified cost $43,278,495)		43,278,676

Total Investments — 118.3% (identified cost $224,339,883)		226,349,317
Other Assets and Liabilities — (18.3)%		(35,068,910)

Total Net Assets — 100.0%		$191,280,407

Short-Intermediate Bond Fund

Description	Principal Amount	Value
Collateralized Mortgage Obligations — 2.0%

Federal Home Loan Mortgage Corporation — 0.5%
0.990%, 7/15/2032, (Series 3652) (3)	$889,357	$895,063
Collateralized Mortgage Obligations (continued)

Private Sponsor — 1.5%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.521%, 7/25/2037 (3)	$ 648,699	$ 627,769
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.855%, 10/15/2054 (3)(5)(6)	1,500,000	1,514,883
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	301,485	313,958

		2,456,610

Total Collateralized Mortgage Obligations (identified cost $3,338,963)		3,351,673

Commercial Mortgage Securities — 0.9%

Private Sponsor — 0.9%
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	1,500,000	1,581,451

Total Commercial Mortgage Securities (identified cost $1,582,496)		1,581,451

Corporate Bonds & Notes — 54.7%

Aerospace/Defense — 0.6%
Raytheon Co., 1.400%, 12/15/2014	1,000,000	1,017,294

Agriculture — 0.9%
Altria Group, Inc., 2.850%, 8/9/2022	1,500,000	1,497,792

Auto Manufacturers — 2.1%
Daimler Finance North America LLC, 1.875%, 9/15/2014 (5)(6)	1,300,000	1,318,732
Volkswagen International Finance NV, 2.875%, 4/1/2016 (5)(6)	2,000,000	2,092,976

		3,411,708

Banks — 11.6%
Abbey National Treasury Services PLC/London, 3.875%, 11/10/2014 (5)(6)	1,500,000	1,511,283
ABN Amro Bank NV, 4.250%, 2/2/2017 (5)(6)	1,000,000	1,060,711
ANZ National Int’l, Ltd., 1.850%, 10/15/2015 (5)(6)	1,000,000	1,009,105
ANZ National Int’l, Ltd./London, 2.375%, 12/21/2012 (5)(6)	2,000,000	2,011,732
Bank of America Corp., 1.867%, 1/30/2014 (3)	1,500,000	1,506,234
Bank of America Corp., 3.750%, 7/12/2016	1,500,000	1,573,390
BNP Paribas SA, 1.358%, 1/10/2014 (3)	1,000,000	995,561
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.200%, 3/11/2015 (5)(6)	1,200,000	1,251,108
HSBC Bank PLC, 1.625%, 7/7/2014 (5)(6)	1,500,000	1,512,015
Morgan Stanley, 4.750%, 3/22/2017	1,000,000	1,028,311
Nordea Bank AB, 3.125%, 3/20/2017 (5)(6)	1,500,000	1,560,599
PNC Funding Corp., 2.700%, 9/19/2016 (1)	1,000,000	1,066,892
Royal Bank of Canada, 1.450%, 10/30/2014	1,500,000	1,529,687

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Wells Fargo & Co., 2.625%, 12/15/2016 (1)	$1,700,000	$ 1,802,758

		19,419,386

Beverages — 0.9%
PepsiCo, Inc., 1.250%, 8/13/2017	1,500,000	1,504,227

Biotechnology — 1.3%
Gilead Sciences, Inc., 3.050%, 12/1/2016	2,000,000	2,142,836

Building Materials — 1.1%
CRH America, Inc., 6.000%, 9/30/2016	1,700,000	1,887,580

Chemicals — 2.0%
Ecolab, Inc., 4.350%, 12/8/2021	1,500,000	1,709,751
Valspar Corp., 4.200%, 1/15/2022	1,500,000	1,607,041

		3,316,792

Commercial Services — 0.6%
ADT Corp., 2.250%, 7/15/2017 (5)(6)	1,000,000	1,016,808

Computers — 0.8%
Hewlett-Packard Co., 2.600%, 9/15/2017 (1)	1,250,000	1,238,873

Diversified Financial Services — 3.7%
Caterpillar Financial Services Corp., 2.050%, 8/1/2016	1,500,000	1,562,418
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016 (5)(6)	1,000,000	1,037,336
General Electric Capital Corp., 3.350%, 10/17/2016	1,400,000	1,506,947
Hyundai Capital America, 4.000%, 6/8/2017 (5)(6)	500,000	535,481
Toyota Motor Credit Corp., 1.250%, 11/17/2014	1,500,000	1,521,479

		6,163,661

Electric — 1.2%
Alliant Energy Corp., 4.000%, 10/15/2014	1,000,000	1,050,549
Duke Energy Corp., 1.625%, 8/15/2017	1,000,000	1,003,979

		2,054,528

Electronics — 1.6%
Koninklijke Philips Electronics NV, 3.750%, 3/15/2022 (1)	1,500,000	1,627,948
Thermo Fisher Scientific, Inc., 1.850%, 1/15/2018	1,000,000	1,017,389

		2,645,337

Engineering & Construction — 0.6%
ABB Finance USA, Inc., 1.625%, 5/8/2017	1,000,000	1,017,373

Healthcare-Products — 2.2%
Boston Scientific Corp., 4.500%, 1/15/2015	2,000,000	2,136,654
DENTSPLY International, Inc., 2.750%, 8/15/2016 (1)	1,500,000	1,546,401

		3,683,055
Corporate Bonds & Notes (continued)

Healthcare-Services — 0.7%
Coventry Health Care, Inc., 5.450%, 6/15/2021	$1,000,000	$1,176,177

Insurance — 5.7%
Berkshire Hathaway, Inc., 1.900%, 1/31/2017	1,500,000	1,559,216
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	1,500,000	1,595,536
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (5)(6)	1,000,000	1,021,935
HSB Group, Inc., 1.365%, 7/15/2027 (3)	4,000,000	3,024,400
Progressive Corp., 3.750%, 8/23/2021	1,000,000	1,100,915
Prudential Financial, Inc., 3.875%, 1/14/2015 (1)	1,100,000	1,167,123

		9,469,125

Internet — 0.6%
eBay, Inc., 2.600%, 7/15/2022	1,000,000	1,012,178

Iron/Steel — 1.2%
ArcelorMittal, 5.375%, 6/1/2013	2,000,000	2,045,252

Machinery-Diversified — 0.6%
Xylem, Inc./NY, 3.550%, 9/20/2016	1,000,000	1,066,423

Media — 4.0%
Comcast Corp., 3.125%, 7/15/2022	1,250,000	1,308,150
DIRECTV Holdings LLC, 3.125%, 2/15/2016	1,000,000	1,054,614
NBCUniversal Media LLC, 4.375%, 4/1/2021	1,300,000	1,470,138
Time Warner, Inc., 4.750%, 3/29/2021 (1)	1,500,000	1,722,928
Viacom, Inc., 2.500%, 12/15/2016 (1)	1,000,000	1,047,987

		6,603,817

Mining — 1.6%
Anglo American Capital PLC, 9.375%, 4/8/2019	2,000,000	2,682,280

Office/Business Equipment — 0.6%
Xerox Corp., 1.868%, 9/13/2013 (3)	1,000,000	1,007,169

Oil & Gas — 0.8%
Statoil ASA, 1.800%, 11/23/2016 (1)	1,300,000	1,348,759

Oil & Gas Services — 0.6%
Schlumberger Norge AS, 1.250%, 8/1/2017 (5)(6)	1,000,000	1,002,323

Pharmaceuticals — 1.2%
Express Scripts Holding Co., 2.650%, 2/15/2017 (1)(5)(6)	1,000,000	1,039,992
Takeda Pharmaceutical Co., Ltd., 1.625%, 3/17/2017 (5)(6)	1,000,000	1,009,361

		2,049,353

Pipelines — 0.6%
Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023 (1)	1,000,000	1,025,373

Semiconductors — 0.6%
Samsung Electronics America, Inc., 1.750%, 4/10/2017 (5)(6)	1,000,000	1,011,607

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Intermediate Bond Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications — 4.7%
AT&T, Inc., 5.100%, 9/15/2014	$ 1,500,000	$ 1,634,923
British Telecommunications PLC, 2.000%, 6/22/2015 (1)	1,000,000	1,023,075
Cellco Partnership / Verizon Wireless Capital LLC, 5.550%, 2/1/2014	1,500,000	1,599,770
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (5)(6)	1,500,000	1,570,998
Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	1,000,000	1,019,826
Telefonica Emisiones SAU, 5.462%, 2/16/2021	1,000,000	922,500

		7,771,092

Total Corporate Bonds & Notes (identified cost $88,230,128)		91,288,178

U.S. Government & U.S. Government Agency Obligations — 34.4%

U.S. Treasury Bonds & Notes — 34.4%
0.500%, 7/31/2017 (1)	10,000,000	9,960,160
0.875%, 1/31/2017 (1)	5,000,000	5,080,470
0.875%, 7/31/2019 (1)	5,000,000	4,962,110
1.125%, 6/15/2013 (1)	5,000,000	5,037,695
1.250%, 1/31/2019 (1)	5,000,000	5,113,280
1.250%, 4/30/2019 (1)	5,000,000	5,100,780
1.500%, 12/31/2013 (1)	7,000,000	7,120,316
1.625%, 8/15/2022 (1)	15,000,000	15,089,070

Total U.S. Government & U.S. Government Agency Obligations (identified cost $56,569,638)		57,463,881

U.S. Government Agency-Mortgage Securities — 0.4%

Federal National Mortgage Association — 0.4%
5.500%, 8/1/2037 (1)	554,919	612,374

Total U.S. Government Agency-Mortgage Securities (identified cost $612,051)		612,374

Short-Term Investments — 45.2%

Collateral Pool Investments for Securities on Loan — 41.0%

Collateral pool allocation (13)		68,498,487

Mutual Funds — 4.2%
BMO Prime Money Market Fund, Class I, 0.176% (11)	7,004,810	7,004,810

Total Short-Term Investments (identified cost $75,503,297)		75,503,297

Total Investments — 137.6% (identified cost $225,836,573)		229,800,854
Other Assets and Liabilities — (37.6)%		(62,824,111)

Total Net Assets — 100.0%		$166,976,743

Intermediate Tax-Free Fund

Description	Principal Amount	Value

Municipals — 95.7%

Alabama — 0.7%
Alabama Board of Education, 3.000%, 6/1/2020	$ 340,000	$ 353,586
Alabama Board of Education, 3.000%, 6/1/2021	305,000	313,510
Alabama Board of Education, 4.000%, 10/1/2012	165,000	165,381
Alabama State Board of Education, 4.375%, 10/1/2017	200,000	225,464
Alabama State Board of Education, 5.000%, 10/1/2020, Call 10/1/2018	230,000	262,469
Baldwin County Board of Education, AMBAC, 5.000%, 7/1/2018, Call 7/1/2017	350,000	396,456
City of Jacksonville, AMBAC, 4.100%, 9/1/2032, Call 9/1/2015	400,000	409,256
Cullman Utilities Board, AGM, 4.375%, 9/1/2029, Call 9/1/2020	500,000	554,495
Pell City Special Care Facilities, 5.000%, 12/1/2025, Call 12/1/2021	4,000,000	4,456,440

		7,137,057

Alaska — 0.1%
Alaska Housing Finance Corp., 4.750%, 6/1/2032, Call 10/1/2012 (7)	280,000	280,809
Alaska Student Loan Corp., Guaranteed Student Loans, 5.000%, 6/1/2018, Call 6/1/2015 (7)	270,000	292,734
City of Anchorage, NATL-RE, 5.000%, 12/1/2024, Call 12/1/2015	390,000	417,600

		991,143

Arizona — 5.3%
Arizona Health Facilities Authority, 1.170%, 2/2/2015, Call 2/1/2013 (3)	6,000,000	5,943,540
Arizona Health Facilities Authority, 4.000%, 1/1/2015	225,000	235,825
Arizona Health Facilities Authority, 5.000%, 1/1/2019, Call 1/1/2017	175,000	200,601
Arizona Health Facilities Authority, 5.000%, 1/1/2020, Call 1/1/2017	1,150,000	1,305,836
Arizona Health Facilities Authority, 5.000%, 2/1/2022 (4)	1,000,000	1,122,680
Arizona School Facilities Board, 5.750%, 9/1/2019, Call 9/1/2018	690,000	831,402
Arizona School Facilities Board, AMBAC, 4.000%, 7/1/2015	1,675,000	1,789,185
Arizona School Facilities Board, AMBAC, 4.000%, 7/1/2016	250,000	271,462
Arizona School Facilities Board, AMBAC, 4.250%, 7/1/2015	575,000	618,154
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2017	800,000	902,264
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2018	400,000	455,460
Arizona School Facilities Board, AMBAC, 5.250%, 7/1/2013	750,000	775,185
Arizona School Facilities Board, AMBAC, 5.500%, 7/1/2014	575,000	617,084
Arizona School Facilities Board, NATL-RE FGIC, 5.000%, 9/1/2019, Call 9/1/2015	1,325,000	1,458,295

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Arizona Sports & Tourism Authority, 4.000%, 7/1/2018	$ 765,000	$ 856,226
Arizona Sports & Tourism Authority, 4.000%, 7/1/2019	135,000	150,397
Arizona State University, 6.250%, 7/1/2028, Call 7/1/2018	1,000,000	1,191,130
City of Avondale, AGM, 4.000%, 7/1/2019	190,000	213,592
City of Flagstaff, 4.250%, 10/1/2015, Call 10/1/2012	250,000	252,328
City of Glendale, 5.000%, 7/1/2021, Call 7/1/2017	400,000	453,484
City of Goodyear, 5.000%, 7/1/2023, Call 7/1/2020	265,000	299,320
City of Goodyear, 5.125%, 7/1/2025, Call 7/1/2020	345,000	388,573
City of Kingman, 4.875%, 1/1/2014	500,000	516,885
City of Peoria, 4.000%, 7/1/2019	515,000	594,902
City of Tucson, AGM, 5.000%, 7/1/2020	500,000	585,555
City of Tucson, NATL-RE, 5.000%, 7/1/2019	500,000	604,375
Coconino County Unified School District No. 8 Page, NATL-RE, 5.000%, 7/1/2017, Call 7/1/2014	215,000	224,337
County of Mohave, AMBAC, 5.250%, 7/1/2016, Call 7/1/2014	200,000	212,292
Eagle Mountain Community Facilities District, AGC, 4.000%, 7/1/2014	205,000	216,136
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2014	280,000	299,824
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2015	200,000	220,008
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2018	475,000	554,895
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2019, Call 7/1/2018 (3)	500,000	576,360
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2020, Call 7/1/2018 (3)	600,000	683,538
Gilbert Public Facilities Municipal Property Corp., 5.500%, 7/1/2026, Call 7/1/2019	750,000	869,835
Glendale Industrial Development Authority, 5.000%, 5/15/2023, Call 5/15/2020	500,000	562,000
Greater Arizona Development Authority, NATL-RE, 5.000%, 8/1/2018, Call 8/1/2015	340,000	369,322
Greater Arizona Development Authority, NATL-RE, 5.000%, 8/1/2019, Call 8/1/2017	250,000	282,485
Madison Elementary School District No. 38, AGM, 4.500%, 7/1/2019	300,000	345,723
Maricopa County Elementary School District No. 28-Kyrene Elementary, MBIA, 5.000%, 7/1/2013	125,000	129,878
Maricopa County Elementary School District No. 33 Buckeye, 5.250%, 7/1/2018	365,000	431,390
Maricopa County Elementary School District No. 8-Osborn, 6.000%, 7/1/2024, Call 7/1/2016	300,000	341,691
Municipals (continued)

Arizona (continued)
Maricopa County Industrial Development Authority, 5.250%, 7/1/2032, Call 7/1/2017	$ 170,000	$ 185,523
Maricopa County School District No. 21 Murphy, 7.500%, 7/1/2021, Call 7/1/2019	220,000	274,930
Maricopa County Unified School District No. 89-Dysart, 6.500%, 7/1/2020, Call 7/1/2018	900,000	1,090,008
Phoenix Civic Improvement Corp., 5.000%, 7/1/2020, Call 7/1/2018	600,000	698,760
Phoenix Civic Improvement Corp., 5.000%, 7/1/2026, Call 7/1/2020	400,000	456,272
Phoenix Civic Improvement Corp., BHAC, 0.000%, 7/1/2027 (14)	200,000	245,938
Phoenix Civic Improvement Corp., MBIA, 0.000%, 7/1/2041 (14)	1,595,000	1,938,451
Phoenix Civic Improvement Corp., NATL-RE FGIC, 0.000%, 7/1/2032 (14)	320,000	393,642
Phoenix Civic Improvement Corp., NATL-RE FGIC, 0.000%, 7/1/2021 (14)	405,000	474,826
Phoenix Civic Improvement Corp., NATL-RE FGIC, 0.000%, 7/1/2034 (14)	525,000	640,715
Phoenix Industrial Development Authority, 5.200%, 7/1/2022, Call 7/1/2021	300,000	313,794
Pima County Industrial Development Authority, 5.250%, 7/1/2031, Call 7/1/2019	500,000	547,570
Pima County Industrial Development Authority, 6.375%, 7/1/2028, Call 7/1/2018	300,000	313,044
Pinal County Union High School District No. 82 Casa Grande, 5.000%, 7/1/2018	340,000	390,123
Rio Nuevo Multipurpose Facilities District, AGC, 6.000%, 7/15/2020, Call 7/15/2018	240,000	283,781
Rio Nuevo Multipurpose Facilities District, AGC, 6.500%, 7/15/2023, Call 7/15/2018	40,000	47,539
Salt River Project Agricultural Improvement & Power District, 5.000%, 1/1/2020, Call 1/1/2018	300,000	352,311
Scottsdale Industrial Development Authority, 5.000%, 9/1/2018	250,000	283,062
Scottsdale Industrial Development Authority, 5.250%, 9/1/2030, Call 9/1/2013	435,000	441,425
Scottsdale Municipal Property Corp., 5.000%, 7/1/2019	750,000	923,910
Scottsdale Municipal Property Corp., AMBAC, 0.000%, 7/1/2019, Call 7/1/2017 (14)	325,000	345,962
Scottsdale Preserve Authority, NATL-RE FGIC, 5.000%, 7/1/2016	750,000	867,637
State of Arizona, AGM, 5.000%, 10/1/2023, Call 4/1/2020	1,000,000	1,151,320
State of Arizona, AGM, 5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,868,150
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2017, Call 7/1/2014	225,000	239,119
Tucson & Pima Counties Industrial Development Authorities, GNMA/FNMA/FHLMC, 5.400%, 6/1/2040, Call 12/1/2017 (7)	565,000	614,760

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
University Medical Center Corp., 5.250%, 7/1/2014	$1,000,000	$ 1,080,020
University Medical Center Corp., GO, 5.000%, 7/1/2021	425,000	490,777
White Mountain Apache Tribe Fort Apache Indian Reservation, 6.000%, 6/1/2015, Call 10/1/2012	1,875,000	1,781,250
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2021, Call 7/1/2017	1,900,000	2,112,515
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2023, Call 7/1/2017	1,950,000	2,144,844
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2025, Call 7/1/2017	1,000,000	1,092,370

		57,037,802

Arkansas — 1.6%
Arkansas Development Finance Authority, GNMA/FNMA, 4.000%, 1/1/2025, Call 7/1/2021	305,000	322,647
Arkansas Development Finance Authority, GNMA/FNMA, 4.000%, 7/1/2025, Call 7/1/2021	625,000	661,162
Arkansas Development Finance Authority, GNMA/FNMA, 4.100%, 7/1/2026, Call 7/1/2021	300,000	317,517
City of Rogers, 4.125%, 11/1/2031, Call 11/1/2021	500,000	544,295
City of Stuttgart, AGM, 3.800%, 6/1/2042, Call 6/1/2020	3,000,000	3,066,540
City of Texarkana, 3.600%, 2/1/2042, Call 2/1/2022 (4)	350,000	346,854
Conway Health Facilities Board, 4.100%, 8/1/2027, Call 8/1/2022	450,000	475,511
Conway Health Facilities Board, 4.250%, 8/1/2021	605,000	684,896
Conway Health Facilities Board, 4.500%, 8/1/2024, Call 8/1/2022	1,345,000	1,499,621
County of Greene, AGM, 4.000%, 3/1/2019, Call 3/1/2017	840,000	912,492
County of Greene, AGM, 4.000%, 3/1/2020, Call 3/1/2017	1,430,000	1,538,751
County of Jefferson, AGM, 5.000%, 6/1/2026, Call 12/1/2019	2,120,000	2,301,854
Independence County Public Health Education & Housing Facilities Board, 5.300%, 6/1/2025, Call 6/1/2020	1,250,000	1,423,975
University of Arkansas, 4.000%, 11/1/2029, Call 11/1/2021	1,240,000	1,355,184
University of Arkansas, 4.000%, 7/1/2030, Call 1/1/2020	330,000	350,193
University of Arkansas, 4.625%, 11/1/2036, Call 11/1/2021	1,500,000	1,674,690

		17,476,182

California — 8.6%
Abag Finance Authority for Nonprofit Corps., 5.750%, 7/1/2037, Call 7/1/2015	1,085,000	1,174,512
ABC Unified School District, MBIA, 5.000%, 2/1/2021	1,250,000	1,390,250
Municipals (continued)

California (continued)
Anaheim Public Financing Authority, AMBAC, 4.500%, 10/1/2015	$ 350,000	$ 373,762
Bellevue Union School District, AGM, 0.000%, 8/1/2030	585,000	232,140
Bellevue Union School District, AGM, 0.000%, 8/1/2031	615,000	227,950
Bellevue Union School District, AGM, 0.000%, 8/1/2032	645,000	224,654
Bret Harte Union High School District, 0.000%, 3/15/2015	500,000	482,210
California Health Facilities Financing Authority, 5.150%, 11/15/2040, Call 11/15/2020	3,325,000	3,745,413
California Infrastructure & Economic Development Bank, 5.750%, 2/1/2039, Call 2/1/2015	600,000	644,310
California Infrastructure & Economic Development Bank, 6.250%, 2/1/2039, Call 2/1/2015	450,000	489,541
California Infrastructure & Economic Development Bank, AMBAC, 0.620%, 10/1/2020, Call 9/4/2012 (3)	4,500,000	4,001,881
California State Public Works Board, 5.000%, 10/1/2031, Call 10/1/2016	645,000	695,342
California State Public Works Board, 5.000%, 4/1/2037, Call 4/1/2022	1,000,000	1,082,970
California Statewide Communities Development Authority, 3.000%, 11/1/2012	500,000	501,485
California Statewide Communities Development Authority, NATL-RE, 5.125%, 7/1/2024, Call 7/1/2018	1,500,000	1,697,205
Castaic Lake Water Agency, AMBAC, 0.000%, 8/1/2021	2,645,000	2,000,784
Central Union High School District-Imperial County, NATL-RE, 4.000%, 8/1/2019, Call 8/1/2015	670,000	687,728
City & County of San Francisco, 4.625%, 6/15/2030, Call 6/15/2015	350,000	366,069
City of Madera, 5.750%, 1/1/2026, Call 1/1/2020	1,550,000	1,740,402
City of Madera, 6.500%, 1/1/2040, Call 1/1/2020	1,280,000	1,431,270
County of Los Angeles, 0.000%, 9/1/2018	750,000	625,335
County of Los Angeles, AMBAC-TCRS-BNY, 0.000%, 9/1/2020	600,000	450,882
County of Mendocino, AGM, 3.250%, 6/1/2018	1,115,000	1,154,571
County of Mendocino, AGM, 3.500%, 6/1/2020	1,190,000	1,223,308
County of Mendocino, AGM, 3.750%, 6/1/2021	1,030,000	1,060,941
Delhi Unified School District, AMBAC, 0.000%, 8/1/2019	645,000	482,486
Duarte Unified School District, 0.000%, 8/1/2026 (14)	525,000	504,625
El Rancho Unified School District, AGM, 4.000%, 8/1/2020	800,000	892,848
Escondido Union High School District, 0.000%, 8/1/2032, Call 8/1/2025 (14)	1,250,000	923,087
Escondido Union High School District, AGC, 0.000%, 8/1/2031	480,000	206,208
Evergreen Elementary School District, AGC, 0.000%, 8/1/2028	1,350,000	748,885

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Fontana Unified School District, 0.000%, 12/1/2012	$1,500,000	$1,498,200
Fresno Unified School District, MBIA, 4.600%, 2/1/2016	105,000	113,900
Fresno Unified School District, MBIA, 5.300%, 2/1/2014	590,000	621,335
Fresno Unified School District, MBIA, 6.000%, 8/1/2026	2,900,000	3,648,316
Imperial Community College District, AGC, 0.000%, 8/1/2028	330,000	155,691
Imperial County Local Transportation Authority, 4.000%, 6/1/2032, Call 6/1/2022	1,300,000	1,308,281
Imperial County Local Transportation Authority, 5.000%, 6/1/2032, Call 6/1/2022	2,000,000	2,190,260
Jurupa Community Services District, 5.000%, 9/1/2029, Call 9/1/2020	375,000	419,156
Kerman Unified School District, NATL-RE, 4.750%, 8/1/2022, Call 8/1/2015	445,000	472,087
Lake Tahoe Unified School District, NATL-RE FGIC, 0.000%, 8/1/2016	575,000	518,058
Lake Tahoe Unified School District, NATL-RE FGIC, 0.000%, 8/1/2017	650,000	556,575
Lakeside Union School District/San Diego County, AGC, 0.000%, 9/1/2027	295,000	156,846
Long Beach Bond Finance Authority, 5.000%, 11/15/2017	170,000	183,088
Long Beach Bond Finance Authority, 5.000%, 11/1/2030, Call 11/1/2021	1,750,000	1,995,175
Los Alamitos Unified School District, 0.000%, 9/1/2016	2,000,000	1,862,860
Los Angeles Community College District, AGM FGIC, 5.000%, 8/1/2032, Call 8/1/2017	1,330,000	1,489,015
Los Angeles Community College District, NATL-RE FGIC, 5.000%, 8/1/2032, Call 8/1/2017	475,000	531,791
Los Angeles Unified School District, 5.200%, 7/1/2029, Call 7/1/2019	480,000	554,592
Lynwood Unified School District, AGM, 5.000%, 8/1/2022	340,000	397,559
Lynwood Unified School District, AGM, 5.000%, 8/1/2023	475,000	557,460
Lynwood Unified School District, AGM, 5.000%, 8/1/2024, Call 8/1/2023	620,000	721,395
Lynwood Unified School District, AGM, 5.000%, 8/1/2025, Call 8/1/2023	760,000	877,481
Mendocino-Lake Community College District, AGM, 0.000%, 8/1/2031, Call 8/1/2026 (14)	300,000	288,975
Midpeninsula Regional Open Space District, 5.000%, 9/1/2029, Call 9/1/2022	2,000,000	2,373,320
Murrieta Valley Unified School District Public Financing Authority, NATL-RE FGIC, 0.000%, 9/1/2020	500,000	372,800
Northern California Power Agency, 5.000%, 7/1/2031, Call 7/1/2022	500,000	582,635
Municipals (continued)

California (continued)
Northern California Power Agency, 5.000%, 7/1/2032, Call 7/1/2022	$ 700,000	$ 811,825
Orchard School District, NATL-RE FGIC, 0.000%, 8/1/2023	590,000	361,263
Palo Alto Unified School District, 0.000%, 8/1/2017	590,000	547,520
Pasadena Public Financing Authority, 0.000%, 3/1/2029	2,000,000	906,200
Pioneer Union Elementary School District, NATL-RE, 5.000%, 8/1/2021, Call 8/1/2016	315,000	339,872
Rincon Valley Union Elementary School District, NATL-RE FGIC, 0.000%, 8/1/2029	510,000	231,800
Rio Hondo Community College District, 0.000%, 8/1/2042, Call 8/1/2034 (14)	820,000	547,662
Sacramento Unified School District, AGM, 3.170%, 3/1/2014 (3)	1,990,000	1,999,811
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2015, Call 8/1/2014	215,000	230,026
San Bernardino Community College District, 6.500%, 8/1/2028, Call 8/1/2018	555,000	682,273
San Buenaventura Public Facilities Financing Authority, 3.000%, 2/1/2021	500,000	523,475
San Gorgonio Memorial Health Care District, 6.500%, 8/1/2014	230,000	252,678
San Gorgonio Memorial Health Care District, 6.500%, 8/1/2015	310,000	355,195
San Mateo County Community College District, NATL-RE, 0.000%, 9/1/2025	10,000,000	6,048,000
Santa Ana Unified School District, 0.000%, 8/1/2021	500,000	371,655
Santa Ana Unified School District, AGM, 5.500%, 8/1/2030, Call 8/1/2018	250,000	282,850
Santa Barbara County College Elementary School District, 0.000%, 8/1/2027	365,000	190,534
Santa Barbara County College Elementary School District, 0.000%, 8/1/2031	470,000	206,062
Santa Barbara County College Elementary School District, 0.000%, 8/1/2033	575,000	228,218
Santa Barbara School District, 0.000%, 8/1/2036, Call 8/1/2033 (14)	1,450,000	994,236
Santa Monica Community College District, NATL-RE, 0.000%, 8/1/2017, Call 8/1/2015	775,000	670,793
Santaluz Community Facilities District No. 2, 3.000%, 9/1/2015	1,000,000	1,033,260
Semitropic Improvement District, XLCA, 5.500%, 12/1/2022, Call 12/1/2014	655,000	730,063
Sierra View Local Health Care District, 3.800%, 7/1/2017	370,000	382,506
Sierra View Local Health Care District, 4.700%, 7/1/2016	250,000	265,685
Sierra View Local Health Care District, 4.875%, 7/1/2018, Call 7/1/2017	900,000	963,882

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Sierra View Local Health Care District, 5.250%, 7/1/2022, Call 7/1/2017	$1,580,000	$ 1,702,292
Sierra View Local Health Care District, 5.250%, 7/1/2023, Call 7/1/2017	250,000	269,120
Sierra View Local Health Care District, 5.300%, 7/1/2026, Call 7/1/2017	350,000	371,637
State of California, 4.000%, 7/1/2014 (3)	105,000	111,075
State of California, 5.250%, 4/1/2022, Call 4/1/2019	350,000	412,380
State of California, 5.250%, 9/1/2025, Call 9/1/2021	1,675,000	2,024,187
Tahoe Forest Hospital District, 5.500%, 8/1/2027, Call 8/1/2018	1,345,000	1,558,720
Tahoe Forest Hospital District, 5.500%, 8/1/2035, Call 8/1/2018	1,000,000	1,129,100
University of California, 5.000%, 5/15/2021, Call 5/15/2017	500,000	572,365
University of California, AGM, 5.000%, 5/15/2018, Call 5/15/2013	10,000	10,432
University of California, AGM, 5.000%, 5/15/2018, Call 5/15/2013	240,000	249,907
Upland Community Facilities District, 3.000%, 9/1/2017	530,000	542,349
Vallejo City Unified School District, MBIA, 5.000%, 2/1/2013	100,000	100,895
Vallejo City Unified School District, MBIA, 5.400%, 2/1/2015	275,000	286,737
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2018	350,000	382,526
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2025	1,225,000	1,326,638
Vallejo City Unified School District, NATL-RE, 5.400%, 8/1/2014	230,000	238,830
Walnut Creek Elementary School District Contra Costa County, 0.000%, 9/1/2023	1,560,000	1,027,182
West Kern Water District, 5.000%, 6/1/2028, Call 6/1/2021	1,500,000	1,740,240
Whittier City School District, NATL-RE, 4.000%, 8/1/2015	355,000	368,501
Yosemite Community College District, AGM, 5.000%, 8/1/2028, Call 8/1/2018	1,495,000	1,693,626

		92,185,988

Colorado — 2.8%
City & County of Denver, XLCA, 5.000%, 11/15/2023, Call 11/15/2015	1,410,000	1,566,468
Colorado Educational & Cultural Facilities Authority, 0.000%, 9/1/2019 (14)	1,135,000	1,273,742
Colorado Educational & Cultural Facilities Authority, 0.000%, 9/1/2020 (14)	1,060,000	1,190,645
Colorado Educational & Cultural Facilities Authority, 0.000%, 9/1/2021 (14)	865,000	971,603
Municipals (continued)

Colorado (continued)
Colorado Educational & Cultural Facilities Authority, 0.000%, 9/1/2016 (14)	$ 900,000	$ 959,571
Colorado Educational & Cultural Facilities Authority, 0.000%, 9/1/2017 (14)	1,000,000	1,081,320
Colorado Educational & Cultural Facilities Authority, 5.000%, 12/15/2017, Call 10/1/2012 (5)(6)	700,000	701,435
Colorado Educational & Cultural Facilities Authority, 6.250%, 3/1/2040, Call 3/1/2020	2,000,000	2,263,760
Colorado Educational & Cultural Facilities Authority, 7.400%, 12/1/2038, Call 12/1/2018	500,000	592,660
Colorado Educational & Cultural Facilities Authority, XLCA, 5.250%, 6/1/2024, Call 6/1/2014	950,000	970,947
Colorado Health Facilities Authority, 3.000%, 12/1/2015	490,000	514,872
Colorado Health Facilities Authority, 4.000%, 12/1/2016	505,000	554,874
Colorado Health Facilities Authority, 5.000%, 12/1/2014 (3)	1,150,000	1,247,439
Colorado Health Facilities Authority, 5.000%, 1/1/2016	1,515,000	1,654,092
Colorado Health Facilities Authority, 5.000%, 1/1/2017	1,115,000	1,238,074
Colorado Health Facilities Authority, 5.125%, 11/15/2020, Call 11/15/2016 (3)	555,000	626,534
Colorado Health Facilities Authority, RADIAN, 5.000%, 5/15/2014	570,000	608,840
Colorado Mountain Junior College District, NATL-RE, 3.750%, 8/1/2016	400,000	421,220
County of Pueblo, AMBAC, 5.100%, 1/1/2019, Call 10/1/2012	750,000	750,960
Denver Health & Hospital Authority, 5.500%, 12/1/2019	1,195,000	1,390,502
Dove Valley Metropolitan District, AGM, 5.000%, 11/1/2020, Call 11/1/2015	200,000	218,752
E-470 Public Highway Authority, 2.890%, 9/1/2014, Call 3/1/2014 (3)	2,000,000	2,003,180
E-470 Public Highway Authority, NATL-RE, 5.000%, 9/1/2016	250,000	275,068
Moffat County School District No. Re001 Craig, AGM, 5.250%, 12/1/2027, Call 12/1/2017	500,000	571,825
Northern Colorado Water Conservancy District, NATL-RE, 5.500%, 10/1/2016, Call 10/1/2012	600,000	601,854
Public Authority for Colorado Energy, 5.750%, 11/15/2018	925,000	1,036,629
Rangely Hospital District, 6.000%, 11/1/2026, Call 11/1/2021	2,000,000	2,328,940
Sand Creek Metropolitan District, XLCA, 5.000%, 12/1/2016, Call 12/1/2013	250,000	259,480
Tallyns Reach Metropolitan District No. 3, 4.000%, 12/1/2021	1,930,000	2,066,914

		29,942,200

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Connecticut — 0.1%
Connecticut State Health & Educational Facility Authority, 3.000%, 7/1/2013	$ 500,000	$ 508,550
State of Connecticut, 4.250%, 2/1/2015	750,000	817,845

		1,326,395

Delaware — 0.4%
Delaware State Housing Authority, 0.000%, 7/1/2031, Call 7/1/2021	1,950,000	818,220
Delaware State Housing Authority, 5.000%, 1/1/2026, Call 7/1/2019 (7)	300,000	320,133
Delaware State Housing Authority, 5.200%, 7/1/2029, Call 7/1/2018	3,080,000	3,157,770
Town of Middletown, NATL-RE, 3.800%, 1/15/2013	300,000	302,322

		4,598,445

District of Columbia — 0.3%
District of Columbia, 4.700%, 4/1/2018 (3)	390,000	441,714
District of Columbia, 5.000%, 10/1/2025, Call 10/1/2021	1,865,000	2,143,239
District of Columbia, AGM, 5.000%, 6/1/2022, Call 12/1/2017	250,000	289,798
District of Columbia, AGM, 5.000%, 6/1/2023, Call 12/1/2017	250,000	288,985
Metropolitan Washington Airports Authority, AGC, 0.000%, 10/1/2033	255,000	92,524

		3,256,260

Florida — 6.1%
Citizens Property Insurance Corp., 5.000%, 6/1/2015	3,945,000	4,304,784
Citizens Property Insurance Corp., 5.000%, 6/1/2016	700,000	785,421
Citizens Property Insurance Corp., AGC, 4.500%, 6/1/2014	100,000	106,689
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	1,000,000	1,124,740
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2017	1,100,000	1,259,082
City of Cape Coral, AMBAC, 3.700%, 10/1/2013	200,000	206,338
City of Clearwater, 4.500%, 12/1/2032, Call 12/1/2021	1,800,000	2,028,708
City of Gainesville, AMBAC, 5.500%, 8/1/2017	1,000,000	1,135,620
City of Gulf Breeze, 3.000%, 12/1/2012, Call 10/1/2012 (3)	3,095,000	3,109,608
City of Gulf Breeze, 5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,296,180
City of Gulf Breeze, FGIC, 6.050%, 12/1/2013, Call 10/1/2012 (3)	1,020,000	1,023,509
City of Lakeland, 1.270%, 10/1/2014, Call 4/1/2014 (3)	250,000	251,900
City of Niceville, AMBAC, 4.300%, 6/1/2030, Call 6/1/2014	475,000	479,964
City of Sarasota, 4.125%, 10/1/2028, Call 10/1/2021	2,335,000	2,561,635
City of St. Augustine, 5.750%, 10/1/2041, Call 10/1/2021	1,000,000	1,145,910
City of Sunrise Utility System Revenue, 4.000%, 10/1/2019	540,000	607,073
Municipals (continued)

Florida (continued)
City of Sunrise, NATL-RE, 0.000%, 10/1/2013	$ 130,000	$ 126,151
City of Sunrise, NATL-RE, 0.000%, 10/1/2020	975,000	725,312
City of Tampa, NATL-RE, 5.500%, 11/15/2013	250,000	263,875
County of Bay, 3.500%, 9/1/2016	500,000	498,710
County of Brevard, AMBAC, 5.000%, 7/1/2015	355,000	382,626
County of Brevard, AMBAC, 5.000%, 7/1/2016	910,000	1,001,773
County of Lee Water & Sewer Revenue, 5.000%, 10/1/2029, Call 10/1/2022	3,560,000	4,229,244
County of Miami-Dade, 5.500%, 10/1/2026, Call 10/1/2020	1,900,000	2,218,877
County of Miami-Dade Water & Sewer System Revenue, 5.500%, 10/1/2025, Call 10/1/2018	2,000,000	2,301,860
County of Miami-Dade, AGC, 5.000%, 10/1/2029, Call 10/1/2019	400,000	440,700
County of Miami-Dade, AGC, 5.500%, 10/1/2024, Call 10/1/2018 (7)	1,500,000	1,655,820
County of Miami-Dade, BHAC, 6.000%, 10/1/2023, Call 10/1/2018	1,000,000	1,226,250
County of Miami-Dade, XLCA, 5.000%, 7/1/2021, Call 7/1/2016	320,000	359,136
County of Polk, NATL-RE, 5.000%, 12/1/2016	625,000	691,919
Emerald Coast Utilities Authority, NATL-RE FGIC, 5.000%, 1/1/2020, Call 1/1/2017	1,000,000	1,102,590
Emerald Coast Utilities Authority, NATL-RE FGIC, 5.000%, 1/1/2022, Call 1/1/2017	970,000	1,065,749
Emerald Coast Utilities Authority, NATL-RE FGIC, 5.250%, 1/1/2026, Call 1/1/2016	1,000,000	1,074,800
Florida Higher Educational Facilities Financial Authority, 3.000%, 4/1/2018	1,390,000	1,445,016
Florida Housing Finance Corp., GNMA/FHLMC/FNMA, 5.000%, 7/1/2028, Call 1/1/2020	885,000	958,614
Florida Housing Finance Corp., GNMA/FNMA/FHLMC, 4.450%, 1/1/2030, Call 7/1/2021	500,000	531,460
Florida Housing Finance Corp., GNMA/FNMA/FHLMC, 5.250%, 7/1/2028, Call 1/1/2018	760,000	805,038
Florida Hurricane Catastrophe Fund Finance Corp., 5.000%, 7/1/2013	850,000	882,096
Florida Hurricane Catastrophe Fund Finance Corp., 5.000%, 7/1/2014	620,000	668,930
Florida Municipal Power Agency, 5.500%, 10/1/2019	250,000	302,280
Florida State Department of Transportation, FSA, 4.750%, 7/1/2022, Call 7/1/2014	1,500,000	1,621,290
Fort Pierce, AGC, 5.875%, 9/1/2028, Call 9/1/2018	1,000,000	1,158,830
Greater Orlando Aviation Authority, AGM, 5.000%, 10/1/2016 (7)	150,000	172,766
Highlands County Health Facilities Authority, 5.000%, 11/15/2015	400,000	448,120

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Highlands County Health Facilities Authority, 5.125%, 11/15/2023, Call 11/15/2016 (3)	$ 500,000	$ 558,450
Highlands County Health Facilities Authority, 6.100%, 11/15/2013 (3)	1,500,000	1,592,190
Key West Utility Board, NATL-RE, 5.000%, 10/1/2023, Call 10/1/2016	1,015,000	1,125,036
Lee County Industrial Development Authority, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,298,240
Miami Health Facilities Authority, 4.500%, 11/15/2014, Call 11/15/2013	570,000	592,943
Orange County Health Facilities Authority, 5.000%, 10/1/2012	600,000	601,938
Orange County Health Facilities Authority, 5.250%, 10/1/2035, Call 10/1/2018	300,000	321,024
Pinellas County Educational Facilities Authority, 3.000%, 10/1/2014	580,000	599,099
Pinellas County Educational Facilities Authority, 4.000%, 10/1/2016	350,000	377,367
Polk County Housing Finance Authority, GNMA, 5.000%, 9/1/2029, Call 8/1/2020	150,000	161,970
Port St. Lucie, AGC, 6.250%, 9/1/2027, Call 9/1/2018	500,000	555,710
Putnam County Development Authority, AMBAC, 5.350%, 5/1/2018 (3)	765,000	861,620
St. Lucie County School Board, AGM, 5.000%, 7/1/2022, Call 7/1/2021	2,500,000	2,912,225
Sunrise Excise Tax & Special Assessment, NATL-RE, 0.000%, 10/1/2019	905,000	699,348
Tampa-Hillsborough County Expressway Authority, AMBAC, 5.000%, 7/1/2014	455,000	487,728
Volusia County Educational Facility Authority, AGM, 5.000%, 10/15/2029, Call 10/15/2021	500,000	551,890

		65,083,771

Georgia — 5.7%
Burke County Development Authority, 0.900%, 3/1/2013 (3)	3,875,000	3,878,759
Carroll City-County Hospital Authority, County Guarantee, 5.000%, 7/1/2023, Call 7/1/2020	2,790,000	3,256,627
Carroll City-County Hospital Authority, County Guarantee, 5.000%, 7/1/2024, Call 7/1/2020	1,640,000	1,894,233
City of Atlanta, 5.000%, 1/1/2018	600,000	716,802
City of Atlanta, NATL-RE FGIC, 5.500%, 11/1/2022	1,000,000	1,243,970
Cobb County Kennestone Hospital Authority, 5.000%, 4/1/2031, Call 4/1/2021	3,000,000	3,340,020
Municipals (continued)

Georgia (continued)
County of DeKalb, 4.000%, 12/1/2012	$ 835,000	$ 840,920
County of DeKalb, 4.000%, 1/1/2013	300,000	302,877
County of DeKalb, 4.500%, 12/1/2024, Call 12/1/2015	250,000	265,443
County of Fulton Water & Sewerage Revenue, NATL-RE FGIC, 5.250%, 1/1/2035, Call 1/1/2014	3,200,000	3,360,864
DeKalb County Hospital Authority, 6.000%, 9/1/2030, Call 9/1/2020	250,000	290,005
East Point Building Authority, XLCA, 4.500%, 2/1/2025, Call 2/1/2016	500,000	497,630
East Point Building Authority, XLCA, 5.000%, 2/1/2017	575,000	617,170
Floyd County Hospital Authority, County Guarantee, 5.000%, 7/1/2020	1,335,000	1,589,464
Floyd County Hospital Authority, County Guarantee, 5.000%, 7/1/2021	1,155,000	1,379,209
Floyd County Hospital Authority, County Guarantee, 5.000%, 7/1/2027, Call 7/1/2022	1,250,000	1,446,250
Fulton County Development Authority, 4.000%, 10/1/2019	1,355,000	1,514,795
Fulton County Development Authority, 5.000%, 3/15/2016	1,120,000	1,253,683
Fulton County Development Authority, 5.000%, 10/1/2019	1,000,000	1,199,030
Fulton County Development Authority, 5.250%, 3/15/2024, Call 3/15/2019	445,000	510,175
Georgia State Environmental Loan Acquisition Corp., 4.000%, 3/15/2021	600,000	677,214
Georgia State Environmental Loan Acquisition Corp., 5.125%, 3/15/2031, Call 3/15/2021	3,250,000	3,755,245
Glynn-Brunswick Memorial Hospital Authority, NATL-RE FGIC, 4.500%, 8/1/2015	865,000	939,719
Jefferson City School District, State Aid Withholding, 5.250%, 2/1/2029, Call 2/1/2021	1,350,000	1,602,747
Main Street Natural Gas, Inc., 5.000%, 3/15/2017	1,240,000	1,400,741
Main Street Natural Gas, Inc., 5.000%, 3/15/2021	5,000,000	5,373,050
Main Street Natural Gas, Inc., 5.250%, 9/15/2018	250,000	277,735
Medical Center Hospital Authority, AGC, 6.500%, 8/1/2038, Call 8/1/2018	250,000	285,097
Monroe County Development Authority, 0.900%, 3/1/2013 (3)	2,010,000	2,011,950
Municipal Electric Authority of Georgia, 5.750%, 1/1/2019, Call 7/1/2018	1,980,000	2,422,471
Private Colleges & Universities Authority, 5.000%, 10/1/2020	575,000	662,653
Private Colleges & Universities Authority, 5.250%, 10/1/2027, Call 10/1/2021	2,500,000	2,810,525
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.670%, 7/1/2025, Call 9/6/2012 (3)	1,980,000	1,980,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Georgia (continued)
Richmond County Hospital Authority, 5.250%, 1/1/2029, Call 1/1/2019	$1,150,000	$ 1,251,591
Richmond County Hospital Authority, 5.375%, 1/1/2029, Call 1/1/2019	940,000	1,031,838
South Georgia Governmental Services Authority, MBIA, 5.000%, 1/1/2020, Call 1/1/2014	300,000	310,836
Spalding County, 6.125%, 9/1/2028, Call 9/1/2018	700,000	830,424
Valdosta & Lowndes County Hospital Authority, County Guarantee, 5.000%, 10/1/2025, Call 10/1/2021	2,940,000	3,401,286
Winder-Barrow Industrial Building Authority, AGM, 5.000%, 12/1/2029, Call 12/1/2021	1,000,000	1,163,760

		61,586,808

Guam — 0.1%
Territory of Guam, 5.375%, 12/1/2024, Call 12/1/2019	500,000	552,715

Hawaii — 0.1%
City & County of Honolulu, NATL-RE FGIC, 5.000%, 7/1/2024, Call 7/1/2015	1,000,000	1,083,250
University of Hawaii, 6.000%, 10/1/2038, Call 10/1/2019	250,000	301,872

		1,385,122

Idaho — 0.1%
Boise-Kuna Irrigation District, 5.875%, 6/1/2022, Call 6/1/2018	200,000	227,374
Boise-Kuna Irrigation District, 7.375%, 6/1/2034, Call 6/1/2018	340,000	398,841
Idaho Housing & Finance Association, 5.150%, 7/1/2022, Call 1/1/2013 (7)	425,000	426,330
Minidoka Cassia Jerome & Lincoln Counties Joint School District No. 331, School Bond Guarantee, 4.000%, 8/1/2018, Call 8/1/2013	300,000	310,332

		1,362,877

Illinois — 8.4%
Bryant, 5.900%, 8/1/2023, Call 10/1/2012	680,000	682,298
Chicago Transit Authority, AGC, 5.250%, 6/1/2019, Call 6/1/2018	250,000	287,525
Chicago Transit Authority, AGC, 5.250%, 6/1/2022, Call 6/1/2018	2,250,000	2,524,927
City of Chicago, FSA, 5.500%, 1/1/2013	435,000	442,130
City of Chicago, NATL-RE, 5.250%, 1/1/2024, Call 1/1/2016	1,925,000	2,132,111
City of Chicago, NATL-RE, 5.530%, 1/1/2020, Call 1/1/2016 (14)	1,000,000	1,127,680
City of Quincy, 5.000%, 11/15/2012	185,000	186,030
City of Springfield Electric Revenue, NATL-RE, 5.000%, 3/1/2018, Call 3/1/2017	1,000,000	1,104,570
City of Springfield Electric Revenue, NATL-RE, 5.000%, 3/1/2020, Call 3/1/2017	100,000	108,906
Municipals (continued)

Illinois (continued)
City of Springfield, AMBAC, 4.000%, 12/1/2014	$ 25,000	$ 26,335
City of Springfield, NATL-RE, 5.000%, 3/1/2022, Call 3/1/2017	3,500,000	3,774,995
Cook & Du Page Counties Combined School District No. 113A Lemont Bromberek, NATL-RE FGIC, 0.000%, 12/1/2013	195,000	189,889
Cook County Community High School District No. 219-Niles Township, FSA, 5.000%, 12/1/2025, Call 12/1/2017	1,305,000	1,477,834
Cook County School District No. 103 Lyons, AGM, 0.000%, 12/1/2021	850,000	629,960
Cook County School District No. 130 Blue Island, XLCA, 4.250%, 6/1/2013	500,000	509,500
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2028	2,830,000	1,407,161
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2029	2,580,000	1,216,444
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2030	2,830,000	1,263,765
Cook County School District No. 144 Prairie Hills, AGM, 5.000%, 12/1/2030	4,250,000	4,855,795
Cook County School District No. 159 Matteson-Richton Park, FSA, 0.000%, 12/1/2016	300,000	269,919
Cook County School District No. 169 Ford Heights, AGC, 5.750%, 12/1/2030, Call 12/1/2021	1,000,000	1,108,690
Cook County Township High School District No. 201 J Sterling Morton, AMBAC, 0.000%, 12/1/2019	425,000	317,067
County of Champaign, NATL-RE FGIC, 0.000%, 1/1/2016	750,000	704,137
County of St. Clair, 5.250%, 10/1/2027, Call 10/1/2019	1,150,000	1,312,909
Du Page County School District No. 12 Roselle, NATL-RE, 5.000%, 1/1/2016	440,000	483,221
Du Page County School District No. 16 Queen Bee, NATL-RE FGIC, 0.000%, 11/1/2019	685,000	549,706
Du Page County School District No. 45, 4.000%, 1/1/2032, Call 1/1/2022	2,615,000	2,808,510
Illinois Finance Authority, 1.125%, 10/1/2012 (3)	500,000	500,295
Illinois Finance Authority, 5.000%, 12/1/2012	415,000	419,660
Illinois Finance Authority, 5.000%, 11/15/2017, Call 11/15/2016	600,000	666,138
Illinois Finance Authority, 5.000%, 5/15/2020	250,000	286,138
Illinois Finance Authority, 5.250%, 3/1/2019	250,000	301,727
Illinois Finance Authority, 5.250%, 11/15/2022, Call 11/15/2017	750,000	825,232
Illinois Finance Authority, 5.250%, 2/15/2030, Call 2/15/2020	250,000	272,118

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois Finance Authority, 5.750%, 11/15/2033, Call 11/15/2017	$ 960,000	$1,066,973
Illinois Finance Authority, 6.000%, 10/1/2024, Call 10/1/2021	1,010,000	1,137,785
Illinois Finance Authority, 6.000%, 8/15/2041, Call 8/15/2021	1,855,000	2,186,526
Illinois Finance Authority, 6.875%, 10/1/2043, Call 10/1/2021	3,000,000	3,477,180
Illinois Finance Authority, 7.125%, 11/15/2037, Call 5/15/2019	530,000	639,832
Illinois Finance Authority, AGC, 5.250%, 8/15/2019	250,000	286,187
Illinois Finance Authority, AGM, 5.150%, 1/1/2019	420,000	483,084
Illinois Finance Authority, AMBAC, 6.000%, 2/1/2022, Call 2/1/2018	335,000	386,396
Illinois Finance Authority, BHAC, 4.875%, 11/1/2018, Call 11/1/2013 (3) (7)	2,255,000	2,377,920
Illinois Municipal Electric Agency, MBIA, 5.250%, 2/1/2019, Call 2/1/2017	1,000,000	1,149,960
Illinois Municipal Electric Agency, NATL-RE FGIC, 5.250%, 2/1/2024, Call 2/1/2017	1,585,000	1,764,913
Knox & Warren Counties Community Unit School District No. 205 Galesburg, 6.125%, 1/1/2036, Call 1/1/2021	1,435,000	1,628,251
Lake County Community Unit School District No. 116 Round Lake, XLCA, 4.500%, 1/15/2018, Call 1/15/2015	500,000	531,500
Lake County School District No. 33, XLCA, 0.000%, 12/1/2026	525,000	286,498
Lake County School District No. 33, XLCA, 0.000%, 12/1/2028	335,000	163,946
Lake County School District No. 38 Big Hallow, AMBAC, 0.000%, 2/1/2013	200,000	197,770
Lake County School District No. 38-Big Hallow, AMBAC, 0.000%, 2/1/2021	1,450,000	1,005,865
Lake County School District No. 38-Big Hallow, AMBAC, 0.000%, 2/1/2023	100,000	61,551
McHenry & Kane Counties Community Consolidated School District 158, NATL-RE, 0.000%, 1/1/2017	210,000	183,091
McHenry County Community High School District No. 154 Marengo, NATL-RE FGIC, 0.000%, 1/1/2018	325,000	288,837
Metropolitan Pier & Exposition Authority, 0.670%, 7/1/2026 (3)(5)(6)	2,960,000	2,960,000
Metropolitan Pier & Exposition Authority, NATL-RE, 0.000%, 12/15/2023	130,000	83,824
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	1,715,000	1,911,865
Railsplitter Tobacco Settlement Authority, 5.250%, 6/1/2021	1,120,000	1,317,053
Municipals (continued)

Illinois (continued)
Rock Island County Metropolitan Airport Authority, AGC, 5.000%, 12/1/2021 (7)	$ 715,000	$ 820,877
Southwestern Illinois Development Authority, AGC, 5.750%, 2/1/2029, Call 2/1/2019	325,000	363,054
St. Clair County Community Unit School District No. 187 Cahokia, AGM, 5.000%, 1/1/2020	630,000	707,824
St. Louis Regional Airport Authority, 6.000%, 12/1/2024, Call 12/1/2018 (7)	745,000	829,073
State of Illinois, 3.750%, 9/1/2016	500,000	547,025
State of Illinois, 5.000%, 1/1/2015	250,000	271,843
State of Illinois, 5.000%, 1/1/2015	600,000	652,422
State of Illinois, 5.000%, 1/1/2016	500,000	560,425
State of Illinois, 5.000%, 6/15/2019, Call 6/15/2015	5,000,000	5,530,000
State of Illinois, 5.000%, 3/1/2020	500,000	575,645
State of Illinois, 6.500%, 6/15/2022	425,000	517,850
State of Illinois, AGM, 5.000%, 1/1/2018	1,125,000	1,291,410
Stephenson County School District No. 145 Freeport, AMBAC, 0.000%, 1/1/2018	425,000	376,716
Stephenson-Jo Daviess Counties Community Unit School District No. 200, NATL-RE, 0.000%, 2/1/2016	535,000	469,265
Tazewell County School District No. 51 Washington Central, NATL-RE FGIC, 9.000%, 12/1/2025	165,000	259,999
University of Illinois, AMBAC, 5.250%, 4/1/2013	1,060,000	1,089,521
Village of Bolingbrook, AGM, 5.000%, 1/1/2025, Call 1/1/2020	1,425,000	1,636,199
Village of Bolingbrook, NATL-RE, 0.000%, 1/1/2020, Call 1/1/2015	200,000	147,630
Village of Bourbonnais, RADIAN, 4.375%, 11/1/2017	250,000	279,318
Village of Bridgeview, AMBAC, 5.250%, 1/1/2013, Call 10/1/2012	295,000	295,820
Village of Bridgeview, AMBAC, 5.300%, 1/1/2014, Call 10/1/2012	310,000	310,887
Village of Elwood, RADIAN, 0.000%, 3/1/2024, Call 3/1/2016	250,000	136,830
Village of Elwood, RADIAN, 0.000%, 3/1/2026, Call 3/1/2016	1,280,000	621,811
Village of Franklin Park, AMBAC, 5.000%, 7/1/2016, Call 1/1/2014	1,065,000	1,081,103
Village of Hoffman Estates, 5.250%, 12/1/2025, Call 12/1/2018	300,000	348,858
Village of Justice, AMBAC, 0.000%, 1/1/2014	545,000	523,936
Village of Justice, AMBAC, 0.000%, 1/1/2015	545,000	505,733
Village of Justice, AMBAC, 0.000%, 1/1/2021	635,000	403,022
Village of Maywood, XLCA, 5.000%, 1/1/2021, Call 1/1/2015	385,000	373,754
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2015	155,000	138,083
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2016	505,000	458,116

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC, 0.000%, 1/1/2017	$ 750,000	$ 665,400
Will County Community Unit School District No. 201 Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2021	200,000	144,278
Will County Community Unit School District No. 201 Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2022	250,000	170,083
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2013	150,000	148,064
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2020	2,000,000	1,531,580
Will County Community Unit School District No. 209-U Wilmington, NATL-RE, 5.750%, 1/1/2023, Call 1/1/2016	1,025,000	1,146,073
Will County School District No. 114 Manhattan, NATL-RE FGIC, 0.000%, 12/1/2023	900,000	518,418
Will County School District No. 114, NATL-RE FGIC, 0.000%, 12/1/2017	870,000	723,970
Will County School District No. 114, NATL-RE FGIC, 0.000%, 12/1/2020	1,180,000	820,548
Will County Unit School District No. 200-U Beecher, AMBAC, 5.000%, 11/1/2018, Call 11/1/2015	195,000	223,008
Will County Unit School District No. 200-U Beecher, AMBAC, 5.000%, 11/1/2018, Call 11/1/2015	545,000	592,262
Will, Grundy, Livingston, Cook, Kendall, LaSalle & Kankakee Counties Community College District No. 525, 5.750%, 6/1/2023, Call 6/1/2018	315,000	373,262
Will, Grundy, Livingston, Cook, Kendall, LaSalle & Kankakee Counties Community College District No. 525, 5.750%, 6/1/2028, Call 6/1/2018	275,000	319,124

		89,850,248

Indiana — 3.6%
Anderson School Building Corp., AMBAC, 5.000%, 7/15/2026, Call 1/15/2016	680,000	734,414
Carmel Redevelopment Authority, 5.000%, 7/1/2023, Call 7/1/2020	350,000	407,193
Carmel Redevelopment Authority, 5.000%, 2/1/2027, Call 2/1/2016	545,000	602,874
Carmel Redevelopment Authority, NATL-RE, 5.000%, 7/1/2021, Call 7/1/2016	450,000	503,973
City of Bloomington Sewage Works Revenue, 3.800%, 1/1/2029, Call 1/1/2022	400,000	417,224
Municipals (continued)

Indiana (continued)
City of Greenwood, 4.000%, 10/1/2017	$ 225,000	$ 251,192
City of Greenwood, 4.250%, 10/1/2020, Call 10/1/2018	820,000	916,235
City of Greenwood, 4.625%, 10/1/2024, Call 10/1/2018	520,000	572,421
Concord Community Schools Building Corp., AGM, 5.000%, 7/15/2025, Call 7/15/2018	1,000,000	1,130,770
County of Knox, 4.000%, 4/1/2018	250,000	270,328
Crown Point Multi School Building Corp., AGM State Aid Withholding, 5.000%, 1/15/2022, Call 7/15/2017	1,000,000	1,134,740
Dyer Redevelopment Authority Economic Development Lease Rent, CIFG, 5.250%, 7/15/2021, Call 7/15/2015	650,000	694,538
Dyer Redevelopment Authority, CIFG, 5.250%, 7/15/2023, Call 7/15/2015	1,225,000	1,299,909
East Chicago Multi School Building Corp., State Aid Withholding, 6.000%, 7/15/2016	670,000	780,409
Fishers Redevelopment District, 5.125%, 7/15/2026, Call 1/15/2020	1,875,000	2,165,700
Fishers Redevelopment District, 5.250%, 7/15/2023, Call 1/15/2020	1,605,000	1,914,203
Franklin Township-Marion County Multiple School Building Corp., State Aid Withholding, 5.000%, 7/10/2021	580,000	711,956
Greencastle School Building Corp., State Aid Withholding, 3.000%, 1/15/2016	625,000	663,831
Greencastle School Building Corp., State Aid Withholding, 3.000%, 1/15/2018	370,000	397,876
Greencastle School Building Corp., State Aid Withholding, 4.000%, 7/15/2018	680,000	773,765
Hammond Local Public Improvement Bond Bank, 4.000%, 8/15/2013	500,000	512,545
Hammond Local Public Improvement Bond Bank, 5.000%, 8/15/2014	500,000	529,210
Hammond Local Public Improvement Bond Bank, 5.000%, 2/15/2015	1,090,000	1,166,180
Hammond Multi-School Building Corp., AGM State Aid Withholding, 5.000%, 7/15/2016	175,000	199,217
Indiana Bond Bank, 5.250%, 10/15/2015	335,000	375,723
Indiana Bond Bank, AGM, 5.000%, 2/1/2016, Call 8/1/2013	280,000	288,803
Indiana Development Finance Authority, 4.700%, 10/1/2015 (3)(7)	800,000	885,152
Indiana Finance Authority, 3.000%, 7/1/2019	250,000	256,208
Indiana Finance Authority, 4.000%, 5/1/2017	550,000	604,021
Indiana Finance Authority, 5.000%, 3/1/2018	265,000	299,927
Indiana Finance Authority, 5.000%, 5/1/2029, Call 5/1/2022	5,000,000	5,640,250
Indiana Finance Authority, 6.000%, 10/1/2021, Call 10/1/2019	365,000	385,831
Indiana Finance Authority, AMBAC, 4.550%, 12/1/2024, Call 12/1/2016	1,750,000	1,880,882

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Indiana (continued)
Indiana Health & Educational Facilities Financing Authority, AGM, 5.250%, 11/1/2023, Call 5/1/2018	$ 500,000	$ 559,175
Indiana Health Facility Financing Authority, AMBAC, 0.245%, 5/1/2031, Call 9/11/2012 (3)	625,000	481,250
Indiana Municipal Power Agency, 5.250%, 1/1/2024, Call 1/1/2019	500,000	598,955
Indiana Municipal Power Agency, NATL-RE, 5.000%, 1/1/2037, Call 1/1/2017	1,850,000	1,996,446
Indianapolis Airport Authority, 4.000%, 1/1/2020	255,000	279,717
Indianapolis Local Public Improvement Bond Bank, 5.000%, 1/1/2021	175,000	207,673
Lake County Public Library District, AMBAC, 4.500%, 8/1/2017, Call 2/1/2014	1,000,000	1,042,330
Marion High School Building Corp., 4.000%, 7/15/2019	455,000	514,286
Marion High School Building Corp., 4.000%, 7/15/2020, Call 1/15/2020	935,000	1,045,367
Marion High School Building Corp., 4.000%, 7/15/2021, Call 1/15/2020	375,000	414,709
Merrillville Multi-School Building Corp., NATL-RE, 0.000%, 1/15/2015	750,000	710,790
North Central Campus School Building Corp., AGM, 5.250%, 7/15/2022, Call 7/15/2018	1,000,000	1,142,520
Porter County Jail Building Corp., AGM, 5.500%, 7/10/2021	200,000	241,168
Rush County Elementary School Building Corp., State Aid Withholding, 5.250%, 7/15/2021, Call 1/15/2019	565,000	664,513

		39,266,399

Iowa — 0.5%
City of Coralville, 5.000%, 6/1/2016	1,200,000	1,298,304
Iowa Finance Authority, GNMA/FNMA/FHLMC, 5.000%, 1/1/2038, Call 1/1/2019	1,040,000	1,114,578
Iowa Higher Education Loan Authority, 4.125%, 10/1/2025, Call 10/1/2019	475,000	505,690
Iowa Higher Education Loan Authority, 4.625%, 10/1/2031, Call 10/1/2019	750,000	804,360
University of Northern Iowa, 3.000%, 7/1/2020	760,000	804,566
University of Northern Iowa, 3.000%, 7/1/2021	575,000	602,267

		5,129,765

Kansas — 0.5%
City of Salina, 5.000%, 10/1/2018, Call 4/1/2016	350,000	387,908
County of Sedgwick/County of Shawnee, GNMA/FNMA/FHLMC, 5.875%, 6/1/2039, Call 6/1/2017 (7)	195,000	212,076
Municipals (continued)

Kansas (continued)
Kansas Development Finance Authority, 4.000%, 11/15/2015	$ 225,000	$ 244,962
Kansas Development Finance Authority, 5.000%, 11/15/2020, Call 11/15/2019	800,000	941,232
Kansas Development Finance Authority, 5.000%, 3/1/2031, Call 3/1/2020	1,000,000	1,079,570
Kansas Development Finance Authority, 5.750%, 11/15/2034, Call 11/15/2014	600,000	644,508
Kansas Development Finance Authority, FSA, 5.250%, 11/1/2028, Call 11/1/2018	475,000	546,711
Sedgwick & Shawnee Counties, GNMA/FNMA, 5.450%, 6/1/2027, Call 6/1/2013 (7)	390,000	403,155
Sedgwick & Shawnee Counties, GNMA/FNMA COLL, 5.650%, 12/1/2036, Call 12/1/2014 (7)	900,000	932,130

		5,392,252

Kentucky — 0.5%
City of Pikeville, USDA, 4.000%, 5/1/2013	1,500,000	1,527,810
Kentucky Economic Development Finance Authority, 5.000%, 6/1/2016	855,000	959,994
Kentucky Economic Development Finance Authority, 5.000%, 2/1/2017	1,000,000	1,126,710
Kentucky Housing Corp., FHA, 5.750%, 7/1/2039, Call 1/1/2019	380,000	395,063
Kentucky State Property & Building Commission, NATL-RE FGIC, 5.000%, 3/1/2022, Call 3/1/2017	1,500,000	1,679,160

		5,688,737

Louisiana — 1.5%
Louisiana Housing Finance Agency, GNMA/FNMA/FHLMC, 4.750%, 6/1/2027, Call 6/1/2020	1,185,000	1,274,586
Louisiana Housing Finance Agency, GNMA/FNMA/FHLMC, 6.550%, 6/1/2040, Call 6/1/2018	1,595,000	1,736,636
Louisiana Local Government Environmental Facilities & Community Development Authority, 4.125%, 12/1/2032, Call 12/1/2021	1,000,000	1,066,000
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 4.500%, 10/1/2029, Call 10/1/2021	500,000	528,595
Louisiana Public Facilities Authority, 2.875%, 11/1/2015	800,000	828,728
Louisiana State Citizens Property Insurance Corp., 3.000%, 6/1/2015	370,000	384,312
Louisiana State Citizens Property Insurance Corp., 3.000%, 6/1/2016	545,000	569,727
Parish of St. Bernard, 4.000%, 3/1/2020	3,470,000	3,759,224
Parish of St. Bernard, 4.000%, 3/1/2021	3,585,000	3,860,184
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2021	300,000	193,530
State of Louisiana, CIFG, 5.000%, 7/15/2017, Call 7/15/2016	250,000	292,830
Tangipahoa Parish Hospital Service District No. 1, 5.375%, 2/1/2016, Call 2/1/2013	1,190,000	1,223,606

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Louisiana (continued)
Terrebonne Parish Consolidated Government, 5.875%, 3/1/2024, Call 3/1/2019	$ 495,000	$ 589,882

		16,307,840

Maine — 0.4%
Maine Governmental Facilities Authority, 4.000%, 10/1/2027, Call 10/1/2021	1,975,000	2,092,098
Maine Governmental Facilities Authority, 4.250%, 10/1/2029, Call 10/1/2021	2,140,000	2,287,788

		4,379,886

Maryland — 0.8%
City of Baltimore, NATL-RE, 0.580%, 7/1/2020 (3)	4,000,000	4,000,000
Maryland Community Development Administration, 6.000%, 3/1/2041, Call 3/1/2016 (7)	30,000	31,389
Maryland Health & Higher Educational Facilities Authority, 5.750%, 7/1/2034, Call 7/1/2021	800,000	945,520
Maryland Health & Higher Educational Facilities Authority, 6.000%, 1/1/2026, Call 1/1/2022	1,000,000	1,193,770
Maryland Health & Higher Educational Facilities Authority, 6.125%, 1/1/2036, Call 1/1/2022	1,405,000	1,614,050
Maryland Health & Higher Educational Facilities Authority, 6.250%, 1/1/2031, Call 1/1/2022	1,000,000	1,182,940

		8,967,669

Massachusetts — 1.5%
Commonwealth of Massachusetts, NATL-RE FGIC, 0.150%, 12/1/2030, Call 9/6/2012 (3)	5,000,000	4,222,130
Massachusetts Development Finance Agency, 3.000%, 7/1/2013	1,080,000	1,094,375
Massachusetts Development Finance Agency, 5.000%, 7/1/2014	500,000	529,150
Massachusetts Development Finance Agency, 5.000%, 7/1/2015	925,000	1,001,211
Massachusetts Development Finance Agency, 5.000%, 1/1/2023, Call 1/1/2017	650,000	708,051
Massachusetts Development Finance Agency, 5.000%, 7/1/2025, Call 7/1/2021	1,425,000	1,701,621
Massachusetts Educational Financing Authority, 4.000%, 1/1/2016	575,000	620,592
Massachusetts Educational Financing Authority, 4.750%, 1/1/2016	420,000	462,739
Massachusetts Educational Financing Authority, 5.000%, 1/1/2017	530,000	599,223
Massachusetts Educational Financing Authority, 5.100%, 1/1/2018 (7)	245,000	272,533
Massachusetts Educational Financing Authority, 5.250%, 1/1/2019	820,000	951,553
Massachusetts Health & Educational Facilities Authority, 5.000%, 7/1/2024, Call 7/1/2019	3,105,000	3,597,267

		15,760,445
Municipals (continued)

Michigan — 3.9%
Allen Park Brownfield Redevelopment Authority, AMBAC, 4.250%, 5/1/2016	$ 300,000	$ 280,140
Alma Public Schools, Q-SBLF, 5.000%, 5/1/2021	890,000	1,050,743
Alpena General Hospital, AMBAC, 5.200%, 11/1/2014, Call 11/1/2012	350,000	351,050
Alpena General Hospital, AMBAC, 5.250%, 11/1/2015, Call 11/1/2012	375,000	376,118
Berrien Springs Public Schools, NATL-RE, 4.250%, 5/1/2016, Call 5/1/2015	560,000	604,761
City of Detroit, 6.500%, 7/1/2024, Call 7/1/2019	350,000	423,581
City of Detroit Sewage Disposal System Revenue, NATL-RE, 5.500%, 7/1/2015 (3)	100,000	109,719
City of Detroit, NATL-RE, 0.000%, 9/30/2014	350,000	331,804
City of Detroit, NATL-RE, 5.000%, 7/1/2016 (3)	725,000	792,548
City of Detroit, NATL-RE, 5.250%, 7/1/2022, Call 7/1/2017 (3)	1,250,000	1,341,587
City of Detroit, NATL-RE, 6.000%, 7/1/2014	300,000	323,964
City of Warren, NATL-RE, 4.200%, 10/1/2018, Call 10/1/2015	250,000	270,330
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2019	620,000	658,831
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2020	865,000	910,983
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2021	905,000	943,580
Detroit City School District, FGIC Q-SBLF, 5.250%, 5/1/2013	500,000	515,255
Deutsche Bank Spears/Lifers Trust, 0.490%, 1/1/2020, Call 6/14/2013 (3)(5)(6)	3,695,000	3,695,000
Ferndale Public Schools, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019, Call 5/1/2014	360,000	387,810
Ferndale Public Schools, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019, Call 5/1/2014	125,000	132,304
Grand Rapids & Kent County Joint Building Authority, 5.125%, 12/1/2014	415,000	456,840
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2026, Call 5/1/2021	1,625,000	1,916,687
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2027, Call 5/1/2021	600,000	704,688
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2028, Call 5/1/2021	1,575,000	1,839,316
Jackson County Hospital Finance Authority, AGC, 4.500%, 6/1/2026, Call 6/1/2020	415,000	446,976
Jenison Public Schools, 5.000%, 5/1/2022, Call 5/1/2021	560,000	659,719
Kent Hospital Finance Authority, 5.000%, 11/15/2029, Call 11/15/2021	1,000,000	1,116,980
Lansing Board of Water & Light, 5.000%, 7/1/2037, Call 7/1/2021	1,000,000	1,138,140

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
Lansing School District, Q-SBLF, 5.000%, 5/1/2019	$1,000,000	$ 1,185,300
Lansing School District, Q-SBLF, 5.000%, 5/1/2020	1,825,000	2,157,661
Michigan Finance Authority, 3.000%, 11/1/2015	2,000,000	2,100,860
Michigan Finance Authority, 5.000%, 6/1/2016	1,450,000	1,606,353
Michigan Finance Authority, 5.000%, 11/1/2020	2,000,000	2,318,660
Michigan Public Educational Facilities Authority, 5.250%, 6/1/2015	190,000	197,034
Michigan Public Educational Facilities Authority, 6.000%, 6/1/2020	380,000	408,891
Michigan Public Power Agency, NATL-RE, 5.250%, 1/1/2014	250,000	265,425
Michigan Public Power Agency, NATL-RE, 5.250%, 1/1/2017	375,000	436,845
Michigan State Building Authority, NATL-RE FGIC, 0.000%, 10/15/2021, Call 10/15/2016	1,500,000	1,048,995
Michigan State Building Authority, NATL-RE FGIC, 0.000%, 10/15/2023, Call 10/15/2016	1,600,000	1,001,296
Pontiac, CIFG, 5.000%, 5/1/2017	690,000	765,120
Rochester Community School District, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2014	225,000	241,295
State of Michigan, AGM, 5.250%, 9/15/2022, Call 9/15/2017	285,000	323,521
State of Michigan, FSA, 5.250%, 9/15/2021, Call 9/15/2017	2,000,000	2,282,540
Warren Consolidated School District, FSA, 5.000%, 5/1/2015	650,000	714,831
Wayland Union School District, AGM Q-SBLF, 5.250%, 5/1/2019, Call 5/1/2018	400,000	463,580
Wayne State University, AGM, 5.000%, 11/15/2025, Call 11/15/2018	515,000	576,800
Wyandotte, NATL-RE, 4.500%, 10/1/2014 (7)	600,000	621,828
Wyandotte, NATL-RE, 5.000%, 10/1/2013 (7)	600,000	620,046
Zeeland Public Schools, NATL-RE, 5.250%, 5/1/2020, Call 5/1/2014	300,000	316,116
Zeeland Public Schools, NATL-RE, 5.250%, 5/1/2021, Call 5/1/2014	650,000	683,508

		42,115,959

Minnesota — 2.8%
City of Becker, 8.500%, 9/1/2019, Call 9/28/2012 (3)	1,100,000	1,116,555
City of Center City, 4.750%, 11/1/2031, Call 11/1/2019	200,000	215,166
City of Minneapolis, 3.000%, 3/1/2019, Call 3/1/2018	195,000	214,781
City of Minneapolis, 6.000%, 11/15/2018	100,000	118,508
City of Minneapolis, 6.375%, 11/15/2023, Call 11/15/2018	325,000	391,433
Municipals (continued)

Minnesota (continued)
City of Minneapolis, AGC, 6.500%, 11/15/2038, Call 11/15/2018	$ 950,000	$1,138,337
City of Minneapolis/St Paul Housing & Redevelopment Authority, 4.000%, 8/15/2019	445,000	482,562
City of Minneapolis/St Paul Housing & Redevelopment Authority, AGM, 5.000%, 8/15/2025, Call 8/15/2020 (3)	165,000	192,474
City of Northfield, 5.500%, 11/1/2015	900,000	1,000,719
City of Rochester, 4.500%, 11/15/2021 (3)	700,000	840,392
City of St. Louis Park, 4.125%, 8/1/2019, Call 8/1/2016	200,000	223,292
City of Winona, 3.750%, 7/1/2021	670,000	701,778
City of Winona, 4.000%, 7/1/2022, Call 7/1/2021	350,000	366,418
Dakota County Community Development Agency, GNMA/FNMA/FHLMC COLL, 3.450%, 6/1/2020	115,000	119,352
Dakota County Community Development Agency, GNMA/FNMA/FHLMC COLL, 3.650%, 6/1/2021, Call 12/1/2020	85,000	83,869
Eden Prairie Independent School District No. 272, School District Credit Program, 5.000%, 2/1/2021, Call 2/1/2019	500,000	603,395
Fairmont Independent School District No. 2752, School District Credit Program, 5.000%, 2/1/2020, Call 2/1/2019	150,000	182,856
Fairmont Independent School District No. 2752, School District Credit Program, 5.000%, 2/1/2022, Call 2/1/2019	420,000	502,333
Fridley Independent School District No. 14, AGM School District Credit Program, 5.000%, 2/1/2017	550,000	652,619
Hopkins Independent School District No. 270, AGM School District Credit Program, 4.500%, 2/1/2019, Call 2/1/2016	130,000	144,998
Mahtomedi Independent School District No. 832, School District Credit Program, 3.000%, 2/1/2016	250,000	270,443
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.250%, 8/15/2025, Call 8/15/2020	275,000	314,047
Minneapolis & St. Paul Housing & Redevelopment Authority, 6.000%, 12/1/2021, Call 12/1/2013	1,680,000	1,781,623
Minneapolis Special School District No. 1, School District Credit Program, 3.250%, 2/1/2014	400,000	415,988
Minneapolis-St Paul Metropolitan Airports Commission, AMBAC, 5.000%, 1/1/2015	410,000	447,404
Minnesota Agricultural & Economic Development Board, AGC, 5.000%, 2/15/2017	1,400,000	1,620,878
Minnesota Higher Education Facilities Authority, 2.500%, 10/1/2018	100,000	105,245

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Minnesota (continued)
Minnesota Higher Education Facilities Authority, 3.000%, 10/1/2014	$ 400,000	$ 415,424
Minnesota Higher Education Facilities Authority, 4.000%, 10/1/2016 (4)	250,000	272,925
Minnesota Higher Education Facilities Authority, 5.000%, 10/1/2017 (4)	250,000	286,892
Minnesota Higher Education Facilities Authority, 5.000%, 10/1/2018 (4)	220,000	254,547
Minnesota Higher Education Facilities Authority, 5.000%, 10/1/2019 (4)	400,000	464,708
Minnesota Housing Finance Agency, 3.900%, 7/1/2030, Call 1/1/2022	1,000,000	1,031,780
Minnesota Housing Finance Agency, 4.000%, 7/1/2040, Call 1/1/2022	1,600,000	1,720,752
Minnesota Housing Finance Agency, 5.000%, 7/1/2038, Call 7/1/2018	60,000	63,455
Minnesota Housing Finance Agency, GNMA, 2.600%, 9/1/2042, Call 7/1/2022	4,000,000	4,061,720
Minnesota Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 4.250%, 7/1/2028, Call 1/1/2020	455,000	485,872
Northern Municipal Power Agency, AGC, 5.000%, 1/1/2019, Call 1/1/2018	150,000	175,653
Pillager Independent School District No. 116, School District Credit Program, 4.000%, 2/1/2024, Call 2/1/2021	125,000	141,559
Rosemount-Apple Valley-Eagan Independent School District No. 196, 3.000%, 4/1/2020	180,000	194,292
Southern Minnesota Municipal Power Agency, AMBAC, 5.250%, 1/1/2015	525,000	580,372
Southern Minnesota Municipal Power Agency, NATL-RE, 0.000%, 1/1/2026	1,165,000	737,725
Tobacco Securitization Authority, 4.850%, 3/1/2026, Call 3/1/2022	2,000,000	2,250,720
Tobacco Securitization Authority, 5.000%, 3/1/2022	2,000,000	2,364,320

		29,750,181

Mississippi — 0.8%
Mississippi Business Finance Corp., 1.700%, 12/1/2036, Call 9/6/2012 (3)	5,000,000	5,000,000
Mississippi Development Bank, AGM, 4.000%, 7/1/2014	750,000	787,950
Mississippi Development Bank, AGM, 5.000%, 7/1/2020, Call 7/1/2017	520,000	583,939
Mississippi Development Bank, County Guarantee, 5.375%, 12/1/2022, Call 12/1/2018	460,000	551,177
Mississippi Home Corp., GNMA/FNMA, 5.500%, 6/1/2036, Call 6/1/2015 (7)	425,000	462,961
Municipals (continued)

Mississippi (continued)
Mississippi Home Corp., GNMA/FNMA/FHLMC, 6.750%, 6/1/2039, Call 6/1/2018	$ 865,000	$ 942,296
Rankin County School District, FSA, 5.000%, 10/1/2014	730,000	799,452

		9,127,775

Missouri — 2.1%
Cass County, 5.000%, 5/1/2015	880,000	939,374
City of Des Peres, AMBAC, 5.250%, 2/1/2018, Call 2/1/2015	380,000	415,389
City of Sikeston, NATL-RE, 6.000%, 6/1/2015	1,300,000	1,459,198
City of St. Louis, AGM, 5.000%, 7/1/2020, Call 7/1/2017	1,885,000	2,094,028
Jackson County, AMBAC, 5.000%, 12/1/2018, Call 12/1/2016	1,000,000	1,122,970
Joplin Industrial Development Authority, 3.125%, 2/15/2016	885,000	926,675
Kansas City Industrial Development Authority, 4.000%, 9/1/2014	665,000	679,923
Missouri Development Finance Board, 6.750%, 4/1/2029, Call 10/1/2013	200,000	213,920
Missouri Highway & Transportation Commission, 5.250%, 5/1/2021, Call 5/1/2017	500,000	595,360
Missouri Housing Development Commission, 5.000%, 11/1/2027, Call 11/1/2019	875,000	958,422
Missouri Housing Development Commission, GNMA/FNMA/COLL, 5.000%, 9/1/2039, Call 3/1/2019	370,000	390,169
Missouri Housing Development Commission, GNMA/FNMA/FHLMC, 3.800%, 5/1/2025, Call 5/1/2021	1,050,000	1,100,736
Missouri Housing Development Commission, GNMA/FNMA/FHLMC, 3.800%, 11/1/2025, Call 5/1/2021	1,175,000	1,232,410
Missouri Housing Development Commission, GNMA/FNMA/FHLMC, 4.000%, 5/1/2027, Call 5/1/2021	1,000,000	1,049,210
Missouri Joint Municipal Electric Utility Commission, NATL-RE, 5.000%, 1/1/2017, Call 1/1/2016	500,000	542,390
Missouri State Environmental Improvement & Energy Resources Authority, 5.750%, 1/1/2029, Call 1/1/2019	750,000	921,158
Missouri State Health & Educational Facilities Authority, 3.000%, 2/15/2015	1,785,000	1,837,657
Missouri State Health & Educational Facilities Authority, 3.250%, 2/15/2016	1,190,000	1,237,612
Missouri State Health & Educational Facilities Authority, 3.500%, 2/15/2017	1,430,000	1,498,340
Missouri State Health & Educational Facilities Authority, 3.750%, 2/15/2018	950,000	1,003,608
Missouri State Health & Educational Facilities Authority, 5.250%, 10/1/2031, Call 10/1/2021	1,000,000	1,126,680

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Missouri (continued)
Missouri State Health & Educational Facilities Authority, AGM, 5.000%, 11/15/2015	$ 750,000	$ 831,495

		22,176,724

Montana — 0.3%
County of Yellowstone, 5.250%, 9/1/2034, Call 9/1/2017	1,400,000	1,566,194
Montana State Board of Regents, 4.000%, 11/15/2027, Call 11/15/2021	525,000	577,069
Montana State Board of Regents, 5.000%, 11/15/2022, Call 11/15/2021	200,000	246,554
Montana State Board of Regents, 5.000%, 11/15/2023, Call 11/15/2021	250,000	305,165
Montana State Board of Regents, 5.000%, 11/15/2024, Call 11/15/2021	375,000	456,709
Montana State Board of Regents, 5.000%, 11/15/2025, Call 11/15/2021	255,000	309,856

		3,461,547

Nebraska — 0.2%
City of O’Neill, 6.250%, 9/1/2012	65,000	65,000
Lancaster County Hospital Authority No. 1, 5.500%, 1/1/2030, Call 1/1/2020	1,000,000	1,133,630
Nebraska Public Power District, 5.000%, 1/1/2032, Call 1/1/2022	1,000,000	1,175,740

		2,374,370

Nevada — 1.1%
City of Henderson, NATL-RE, 5.000%, 6/1/2023, Call 6/1/2015	500,000	537,375
City of North Las Vegas, NATL-RE, 5.000%, 10/1/2014	750,000	798,690
City of Reno, AGM, 6.000%, 6/1/2028, Call 6/1/2018	200,000	223,784
Clark County School District, AMBAC, 5.000%, 6/15/2019, Call 6/15/2017	1,600,000	1,834,016
County of Clark, 5.000%, 7/1/2028, Call 7/1/2019	2,180,000	2,457,013
County of Clark NV Airport System Revenue, AGM, 5.000%, 7/1/2024, Call 7/1/2019	275,000	313,409
County of Clark, AMBAC, 5.000%, 11/1/2024, Call 11/1/2016	410,000	462,263
County of Washoe, 5.500%, 2/1/2028, Call 2/1/2019	1,000,000	1,139,620
Las Vegas Convention & Visitors Authority, AMBAC, 5.250%, 7/1/2013	300,000	310,224
Las Vegas Valley Water District, AGM, 5.000%, 6/1/2028, Call 6/1/2016	2,815,000	3,092,925
Nevada Housing Division, GNMA/FNMA/FHLMC, 4.500%, 10/1/2039, Call 4/1/2019	570,000	603,419
Municipals (continued)

Nevada (continued)
Reno-Sparks Indian Colony, 4.250%, 6/1/2014	$ 515,000	$ 518,059

		12,290,797

New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, 5.000%, 7/1/2013	230,000	237,197
New Hampshire Housing Finance Authority, 4.500%, 1/1/2029, Call 7/1/2020	1,400,000	1,487,402
New Hampshire Housing Finance Authority, 4.800%, 7/1/2028, Call 1/1/2022	2,000,000	2,220,600

		3,945,199

New Jersey — 2.5%
City of Atlantic City, NATL-RE, 5.000%, 8/15/2014	350,000	376,432
New Jersey Economic Development Authority, 0.470%, 11/1/2040, Call 9/6/2012 (3)	5,000,000	5,000,000
New Jersey Economic Development Authority, 0.940%, 5/1/2036, Call 9/6/2012 (3)	3,395,000	3,395,000
New Jersey Economic Development Authority, 1.870%, 2/1/2016, Call 8/1/2015 (3)	3,000,000	3,070,710
New Jersey Economic Development Authority, 5.000%, 6/15/2019	3,000,000	3,464,640
New Jersey Economic Development Authority, 5.000%, 6/15/2020	1,500,000	1,732,470
New Jersey Educational Facilities Authority, 5.000%, 7/1/2017	500,000	579,800
New Jersey Health Care Facilities Financing Authority, 5.000%, 7/1/2013	1,015,000	1,051,012
New Jersey Health Care Facilities Financing Authority, 5.000%, 7/1/2014	2,000,000	2,130,360
New Jersey Higher Education Student Assistance Authority, 3.000%, 12/1/2013 (7)	400,000	409,756
New Jersey Housing & Mortgage Finance Agency, 4.250%, 10/1/2032, Call 10/1/2021	1,000,000	1,083,450
New Jersey Housing & Mortgage Finance Agency, 4.375%, 4/1/2028, Call 10/1/2021	1,000,000	1,084,460
New Jersey Housing & Mortgage Finance Agency, AGM, 5.050%, 11/1/2013, Call 10/1/2012	1,450,000	1,452,929
New Jersey Transit Corp., AMBAC, 5.500%, 9/15/2012	150,000	150,189
New Jersey Transportation Trust Fund Authority, 0.000%, 12/15/2031	415,000	181,741
New Jersey Transportation Trust Fund Authority, 5.250%, 12/15/2023, Call 12/15/2018	575,000	668,461
New Jersey Transportation Trust Fund Authority, AMBAC, 0.000%, 12/15/2026	1,555,000	877,315
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2024	100,000	66,431

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2028	$ 100,000	$ 54,191
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2030	150,000	73,787
New Jersey Transportation Trust Fund Authority, NATL-RE, 0.000%, 12/15/2027	230,000	123,735

		27,026,869

New Mexico — 1.9%
City of Farmington, 4.700%, 9/1/2024, Call 11/1/2020	1,750,000	1,959,650
Inc County of Los Alamos, AGM, 5.000%, 7/1/2014, Call 7/1/2013	550,000	566,709
New Mexico Finance Authority, 5.000%, 6/1/2026, Call 6/1/2018	2,395,000	2,754,442
New Mexico Finance Authority, 5.000%, 6/1/2038, Call 6/1/2018	4,875,000	5,412,176
New Mexico Finance Authority, 5.700%, 6/1/2026, Call 6/1/2018	465,000	555,005
New Mexico Finance Authority, 5.800%, 6/1/2027, Call 6/1/2018	825,000	985,669
New Mexico Finance Authority, 5.875%, 6/1/2028, Call 6/1/2018	250,000	298,800
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 4.200%, 7/1/2028, Call 1/1/2017 (7)	720,000	759,636
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 5.650%, 9/1/2039, Call 3/1/2019	1,055,000	1,138,271
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 6.000%, 9/1/2039, Call 3/1/2019	980,000	1,050,060
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL, 4.625%, 3/1/2028, Call 9/1/2021	1,330,000	1,471,512
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL, 5.350%, 3/1/2030, Call 9/1/2020	3,315,000	3,739,287

		20,691,217

New York — 2.1%
Binghamton City School District, State Aid Withholding, 3.000%, 10/15/2017	890,000	951,330
Byron-Bergen Central School District, AGM State Aid Withholding, 3.000%, 6/15/2018	1,215,000	1,295,992
Byron-Bergen Central School District, AGM State Aid Withholding, 3.000%, 6/15/2020	935,000	976,579
City of Mount Vernon, AGM, 3.500%, 7/1/2018	355,000	389,637
City of New York, 5.000%, 8/1/2032, Call 8/1/2021	5,000,000	5,831,350
County of Monroe, MBIA, 6.000%, 3/1/2015	225,000	248,918
Municipals (continued)

New York (continued)
Hannibal Central School District, AGM State Aid Withholding, 3.000%, 6/15/2020	$1,205,000	$ 1,258,586
Hannibal Central School District, AGM State Aid Withholding, 3.000%, 6/15/2021, Call 6/15/2020	740,000	759,647
Long Island Power Authority, BHAC, 5.000%, 12/1/2021, Call 12/1/2016	500,000	572,220
New York City Industrial Development Agency, ACA, 4.400%, 11/1/2016	675,000	751,498
New York City Transitional Finance Authority, NATL-RE FGIC, 5.000%, 7/15/2024, Call 1/15/2017	425,000	480,798
New York Liberty Development Corp., 5.000%, 10/1/2015	250,000	272,453
New York State Dormitory Authority, 5.000%, 3/15/2028, Call 3/15/2019	625,000	742,100
New York State Dormitory Authority, 5.000%, 3/15/2034, Call 3/15/2021	3,000,000	3,455,670
New York State Housing Finance Agency, 0.560%, 11/1/2041, Call 9/5/2012 (3)	2,500,000	2,500,000
Triborough Bridge & Tunnel Authority, NATL-RE, 5.000%, 11/15/2032, Call 11/15/2012	1,000,000	1,008,290
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2020	295,000	331,397
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2021	360,000	403,776

		22,230,241

North Carolina — 1.8%
Board of Governors of the University of North Carolina, AMBAC, 5.375%, 4/1/2017, Call 10/1/2012	40,000	40,143
Charlotte-Mecklenburg Hospital Authority, 5.000%, 1/15/2021, Call 1/15/2017	850,000	965,422
City of Charlotte, 5.000%, 7/1/2020 (7)	500,000	588,655
City of Greensboro, 5.250%, 4/1/2031, Call 4/1/2020	1,000,000	1,154,990
City of Thomasville, AGM, 2.250%, 5/1/2019	570,000	584,923
County of Catawba, 4.000%, 10/1/2025, Call 10/1/2021	585,000	646,799
County of Catawba, 4.000%, 10/1/2027, Call 10/1/2021	725,000	785,175
County of Catawba, 5.000%, 10/1/2022, Call 10/1/2021	500,000	609,480
County of Catawba, 5.000%, 10/1/2023, Call 10/1/2021	1,000,000	1,207,140
County of Catawba, 5.000%, 10/1/2024, Call 10/1/2021	835,000	1,001,198
County of Catawba, 5.000%, 10/1/2026, Call 10/1/2021	440,000	518,980
County of Chatham, County Guarantee, 5.000%, 12/1/2022	200,000	248,374
County of Chatham, County Guarantee, 5.000%, 12/1/2023	200,000	250,044
County of Cumberland, 5.125%, 12/1/2028, Call 12/1/2019	250,000	289,598

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

North Carolina (continued)
North Carolina Capital Facilities Finance Agency, 2.000%, 5/1/2013	$ 170,000	$ 171,202
North Carolina Capital Facilities Finance Agency, 2.000%, 5/1/2014	440,000	445,667
North Carolina Capital Facilities Finance Agency, 2.000%, 5/1/2015	260,000	263,502
North Carolina Eastern Municipal Power Agency, 4.200%, 1/1/2019	1,710,000	1,948,579
North Carolina Eastern Municipal Power Agency, 6.000%, 1/1/2022	300,000	388,824
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	500,000	584,415
North Carolina Eastern Municipal Power Agency, AMBAC, 5.000%, 1/1/2016	500,000	566,010
North Carolina Housing Finance Agency, 4.250%, 1/1/2028, Call 7/1/2021	1,000,000	1,085,500
North Carolina Medical Care Commission, 3.000%, 10/1/2014	700,000	731,836
Orange County Public Facilities, 4.000%, 10/1/2019	1,000,000	1,152,590
Orange County Public Facilities, 5.000%, 10/1/2026, Call 10/1/2022	1,130,000	1,363,322
Raleigh Durham Airport Authority, 4.250%, 5/1/2030, Call 5/1/2020	1,000,000	1,097,060
Raleigh Durham Airport Authority, 5.000%, 5/1/2036, Call 5/1/2020	350,000	392,700

		19,082,128

North Dakota — 2.4%
Barnes County North Public School District Building Authority, 4.000%, 5/1/2021	635,000	671,138
Barnes County North Public School District Building Authority, 4.250%, 5/1/2027, Call 5/1/2021	1,000,000	1,036,610
Barnes County North Public School District Building Authority, 4.500%, 5/1/2030, Call 5/1/2021	2,145,000	2,219,517
Barnes County North Public School District Building Authority, 4.500%, 5/1/2033, Call 5/1/2021	2,965,000	3,035,330
City of Grand Forks, 4.000%, 12/1/2019	535,000	583,728
City of Grand Forks, 5.000%, 12/1/2032, Call 12/1/2021	1,000,000	1,082,150
City of Grand Forks, 5.000%, 12/1/2035, Call 12/1/2021	2,000,000	2,161,080
City of West Fargo, 2.500%, 5/1/2017 (4)	175,000	181,713
City of West Fargo, 3.000%, 5/1/2021, Call 5/1/2017 (4)	555,000	567,843
City of West Fargo, 3.000%, 5/1/2023, Call 5/1/2017 (4)	185,000	185,235
County of Burleigh, 4.500%, 7/1/2032, Call 7/1/2022	2,950,000	3,155,231
North Dakota Housing Finance Agency, 4.125%, 1/1/2026, Call 1/1/2021	1,350,000	1,428,381
North Dakota State Housing Finance Agency, 5.250%, 1/1/2029, Call 7/1/2019	2,365,000	2,546,585
Municipals (continued)

North Dakota (continued)
Williston Parks & Recreation District, 4.500%, 3/1/2020 (4)	$1,455,000	$ 1,639,843
Williston Parks & Recreation District, 4.500%, 3/1/2025, Call 3/1/2021 (4)	2,525,000	2,751,568
Williston Parks & Recreation District, 4.625%, 3/1/2026, Call 3/1/2021 (4)	2,620,000	2,864,970

		26,110,922

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, 4.500%, 6/1/2013	215,000	220,132
City of Cleveland Airport System Revenue, 5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,644,614
City of Cleveland Airport System Revenue, AGM, 5.000%, 1/1/2030, Call 1/1/2022	1,000,000	1,110,800
City of Cleveland Airport System Revenue, AGM, 5.000%, 1/1/2031, Call 1/1/2022	1,000,000	1,109,960
City of Cleveland, AGC, 5.000%, 10/1/2017	425,000	490,828
City of Hamilton, AGM, 4.250%, 10/1/2029, Call 10/1/2019	500,000	531,020
City of Hamilton, AGM, 4.375%, 10/1/2030, Call 10/1/2019	250,000	267,305
City of Middleburg Heights, 5.125%, 8/1/2031, Call 8/1/2021	1,000,000	1,090,570
County of Franklin, 5.000%, 11/1/2023, Call 11/1/2019	300,000	346,284
County of Hamilton, AGM, 4.000%, 6/1/2014	685,000	713,147
County of Lorain, AMBAC, 0.480%, 10/1/2030 (3)	2,750,000	2,392,500
County of Lorain, AMBAC, 0.490%, 10/1/2030 (3)	600,000	517,835
County of Lucas, 5.000%, 11/15/2022, Call 11/15/2021	600,000	723,024
County of Summit, 5.250%, 12/1/2017, Call 12/1/2013	1,000,000	1,056,150
New Albany Community Authority, 4.000%, 10/1/2019	900,000	1,000,530
New Albany Community Authority, 4.000%, 10/1/2020	590,000	654,758
New Albany Community Authority, 5.000%, 10/1/2022	1,000,000	1,190,890
New Albany Community Authority, 5.000%, 10/1/2023, Call 10/1/2022	1,105,000	1,302,132
Richland County, AGC, 6.000%, 12/1/2028, Call 12/1/2018	250,000	295,473
State of Ohio, 4.000%, 1/15/2015	500,000	532,090
University of Cincinnati, NATL-RE, 5.000%, 6/1/2019, Call 6/1/2017	150,000	172,947

		18,362,989

Oklahoma — 0.8%
Cleveland County Justice Authority, 5.750%, 3/1/2029, Call 3/1/2015	680,000	730,626
Delaware County Justice Authority, 3.750%, 9/1/2029, Call 9/1/2017	2,525,000	2,554,795
Delaware County Justice Authority, 4.000%, 9/1/2018	415,000	463,592

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Oklahoma (continued)
Delaware County Justice Authority, 4.000%, 9/1/2019	$ 740,000	$ 826,329
Delaware County Justice Authority, 4.000%, 9/1/2020	700,000	779,877
Delaware County Justice Authority, 4.000%, 9/1/2021	805,000	893,429
Oklahoma County Finance Authority, 4.000%, 3/1/2018	1,000,000	1,121,660
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038, Call 9/1/2018	660,000	718,971
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029, Call 3/1/2019	115,000	121,565
Stephens County Educational Facilities Authority, 3.000%, 9/1/2016	450,000	476,559

		8,687,403

Oregon — 1.3%
City of Tigard, 5.000%, 8/1/2029, Call 8/1/2022	590,000	707,776
City of Tigard, 5.000%, 8/1/2030, Call 8/1/2022	1,015,000	1,211,778
City of Tigard, 5.000%, 8/1/2031, Call 8/1/2022	1,195,000	1,419,827
City of Tigard, 5.000%, 8/1/2032, Call 8/1/2022	1,135,000	1,342,081
City of Woodburn, 0.000%, 3/1/2020	1,380,000	1,112,432
City of Woodburn, 0.000%, 3/1/2021	1,215,000	935,842
Clackamas & Washington Counties School District No. 3, NATL-RE FGIC School Bond Guarantee, 0.000%, 6/15/2023	2,000,000	1,502,840
County of Gilliam, 2.000%, 9/2/2014 (3)	1,000,000	1,027,440
Deschutes & Jefferson Counties School District No. 2J Redmond, School Bond Guarantee, 0.000%, 6/15/2019	650,000	569,159
Milton-Freewater Water Control District, 5.000%, 6/15/2018	130,000	149,787
Port of Portland, 5.500%, 7/1/2031, Call 7/1/2021	3,000,000	3,551,730
Salem-Keizer School District No. 24J, School Bond Guarantee, 0.000%, 6/15/2017	500,000	467,110

		13,997,802

Pennsylvania — 3.1%
Berks County Municipal Authority, 0.970%, 5/1/2037, Call 9/6/2012 (3)	2,000,000	2,000,000
Central Bradford Progress Authority, 5.375%, 12/1/2041, Call 12/1/2021	500,000	569,605
City of Philadelphia Gas Works Revenue, AGC, 5.250%, 8/1/2019, Call 8/1/2014	400,000	420,460
City of Pittsburgh, 4.000%, 9/1/2016	415,000	452,640
City of Pittsburgh, 4.000%, 9/1/2017	550,000	604,972
City of Pittsburgh, 4.000%, 9/1/2021	750,000	824,820
City of Pittsburgh, AGM, 5.250%, 9/1/2018, Call 9/1/2016	250,000	282,723
Municipals (continued)

Pennsylvania (continued)
Erie County Hospital Authority, USDA, 3.000%, 12/1/2012, Call 10/1/2012	$4,900,000	$ 4,903,087
Harrisburg Authority, AGM, 5.000%, 12/1/2013 (3)	4,525,000	4,528,937
Harrisburg Authority, AGM, 5.250%, 12/1/2013 (3)	2,000,000	2,007,660
Kiski Area School District, AGM State Aid Withholding, 4.000%, 3/1/2021	1,450,000	1,599,045
Monroeville Finance Authority, 2.400%, 2/15/2021	700,000	697,340
Montgomery County Industrial Development Authority, 5.000%, 11/15/2016	1,500,000	1,680,675
Puttable Floating Option Tax-Exempt Receipts, FGIC State Aid Withholding, 0.930%, 6/1/2034 (3)	3,430,000	3,430,000
St. Mary Hospital Authority, 5.000%, 11/15/2017, Call 11/15/2014	1,025,000	1,107,820
St. Mary Hospital Authority, 5.250%, 11/15/2016, Call 11/15/2014	250,000	272,403
State Public School Building Authority, AGM, 3.000%, 10/15/2015	500,000	524,090
Tioga County Industrial Development Authority, 3.000%, 3/1/2014	1,455,000	1,481,350
Westmoreland County Industrial Development Authority, 0.970%, 1/1/2036, Call 9/4/2012 (3)	5,435,000	5,435,000

		32,822,627

Puerto Rico — 0.5%
Puerto Rico Highway & Transportation Authority, AGC AGM, 5.500%, 7/1/2025	1,000,000	1,195,950
Puerto Rico Highway & Transportation Authority, NATL-RE, 5.000%, 9/15/2016, Call 3/15/2014	100,000	104,069
Puerto Rico Highway & Transportation Authority, NATL-RE, 5.500%, 7/1/2013	260,000	271,255
Puerto Rico Industrial Tourist Educational Medical & Environment Control Facilities Financing Authority, 5.000%, 4/1/2016	1,255,000	1,358,349
Puerto Rico Infrastructure Financing Authority, AMBAC, 5.500%, 7/1/2014	300,000	319,551
Puerto Rico Infrastructure Financing Authority, AMBAC, 5.500%, 7/1/2015	1,915,000	2,077,469
Puerto Rico Infrastructure Financing Authority, BHAC, 5.500%, 7/1/2021	275,000	321,184

		5,647,827

Rhode Island — 0.3%
City of Woonsocket, AMBAC, 5.000%, 3/1/2013	100,000	100,308
City of Woonsocket, AMBAC, 5.000%, 3/1/2014	500,000	497,175

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Rhode Island (continued)
Providence Public Buildings Authority, AMBAC, 5.500%, 12/15/2012, Call 10/1/2012	$ 525,000	$ 526,906
Rhode Island Student Loan Authority, 3.950%, 12/1/2017	250,000	270,490
Rhode Island Student Loan Authority, 4.200%, 12/1/2018, Call 12/1/2017	600,000	650,670
Rhode Island Student Loan Authority, 4.250%, 12/1/2020, Call 12/1/2017	500,000	534,560
Rhode Island Student Loan Authority, 4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,073,150

		3,653,259

South Carolina — 2.1%
City of Rock Hill, AGM, 3.000%, 1/1/2022	730,000	748,527
City of Rock Hill, AGM, 3.500%, 1/1/2025, Call 1/1/2022	895,000	921,564
City of Rock Hill, AGM, 5.250%, 1/1/2026, Call 1/1/2022	730,000	861,991
City of Rock Hill, AGM, 5.250%, 1/1/2028, Call 1/1/2022	475,000	556,671
County of Dorchester, 3.000%, 10/1/2025, Call 10/1/2022	460,000	462,783
County of Dorchester, 5.000%, 10/1/2022	480,000	595,891
County of Dorchester, 5.000%, 10/1/2026, Call 10/1/2022	400,000	480,632
County of Florence, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,261,060
County of Florence, 5.000%, 11/1/2030, Call 11/1/2020	500,000	547,945
County of Laurens, 3.000%, 1/1/2020	645,000	663,821
County of Laurens, 3.500%, 1/1/2021	660,000	697,072
County of Laurens, 3.500%, 1/1/2022	685,000	721,195
Laurens County Water & Sewer Commission, 5.000%, 3/1/2029, Call 3/1/2017	415,000	447,785
Laurens County Water & Sewer Commission, 5.000%, 3/1/2032, Call 3/1/2017	1,000,000	1,074,660
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 4/1/2013	2,490,000	2,531,633
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2013	140,000	143,878
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2014	550,000	578,237
Piedmont Municipal Power Agency, AGM, 5.000%, 1/1/2030, Call 7/1/2021	450,000	514,769
Piedmont Municipal Power Agency, AGM, 5.750%, 1/1/2034, Call 7/1/2021	1,000,000	1,195,400
Scago Educational Facilities Corp. for Pickens School District, AGM, 5.000%, 12/1/2020, Call 12/1/2016	300,000	340,554
South Carolina State Housing Finance & Development Authority, 5.000%, 1/1/2028, Call 7/1/2019	425,000	464,597
Municipals (continued)

South Carolina (continued)
South Carolina State Housing Finance & Development Authority, AGM, 5.500%, 7/1/2037, Call 7/1/2016 (7)	$1,510,000	$ 1,655,353
South Carolina State Public Service Authority, 5.500%, 1/1/2038, Call 1/1/2019	1,000,000	1,180,090
South Carolina State Public Service Authority, NATL-RE FGIC, 4.750%, 1/1/2023, Call 7/1/2015	1,000,000	1,096,650
South Carolina Transportation Infrastructure Bank, AMBAC, 5.250%, 10/1/2020	250,000	310,055
St. Peters Parish-Jasper County Public Facilities Corp., AGM, 5.000%, 4/1/2031, Call 4/1/2021	900,000	998,478
Trustees of the South Carolina Heritage Trust, XLCA, 4.000%, 8/1/2015	250,000	265,703

		22,316,994

South Dakota — 1.1%
City of Rapid City, 6.750%, 12/1/2031, Call 12/1/2019	500,000	570,440
City of Rapid City, 7.000%, 12/1/2035, Call 12/1/2019	750,000	862,147
City of Rapid City Airport Revenue, 5.500%, 12/1/2022, Call 12/1/2019	225,000	252,313
Puttable Floating Option Tax-Exempt Receipts, 0.810%, 12/1/2022 (3)	3,430,000	3,430,000
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2018	500,000	559,110
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2020	900,000	1,010,178
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,195,096
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,096,425
South Dakota Health & Educational Facilities Authority, 5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,110,170
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,085,683
South Dakota Housing Development Authority, 3.750%, 5/1/2018	500,000	542,635

		11,714,197

Tennessee — 0.6%
Blount County Public Building Authority, 0.550%, 6/1/2032, Call 9/4/2012 (3)	2,000,000	2,000,000
Metropolitan Nashville Airport Authority, 5.000%, 7/1/2017	435,000	499,406
Tennessee Energy Acquisition Corp., 5.250%, 9/1/2022	150,000	165,441
Tennessee Housing Development Agency, 4.000%, 7/1/2025, Call 1/1/2021	1,000,000	1,059,490
Tennessee Housing Development Agency, 4.000%, 7/1/2026, Call 1/1/2021	1,550,000	1,628,322

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Tennessee (continued)
Tennessee Housing Development Agency, 5.000%, 1/1/2027, Call 7/1/2019	$ 910,000	$ 988,724

		6,341,383

Texas — 5.5%
Brazos River Authority, FGIC, 4.250%, 3/1/2014 (3)	885,000	927,993
Brazos River Authority, FGIC, 4.250%, 12/1/2017, Call 6/1/2014 (3)	290,000	301,528
Capital Area Cultural Education Facilities Finance Corp., 5.000%, 4/1/2019	1,000,000	1,140,170
Capital Area Cultural Education Facilities Finance Corp., 5.250%, 4/1/2021, Call 4/1/2020	400,000	459,072
Central Texas Regional Mobility Authority, 0.000%, 1/1/2025	1,000,000	577,970
City of Arlington, NATL-RE, 5.000%, 8/15/2034, Call 8/15/2015	2,025,000	2,097,697
City of Galveston, 4.250%, 5/1/2014	290,000	307,678
City of Galveston Wharves & Terminal Revenue, 4.625%, 2/1/2024, Call 2/1/2021	1,255,000	1,329,773
City of Houston, 5.000%, 9/1/2033, Call 9/1/2013	2,855,000	2,941,906
City of Houston, AMBAC, 0.000%, 9/1/2019	400,000	318,020
City of Keller, NATL-RE, 5.000%, 2/15/2022, Call 2/15/2014	250,000	266,853
Comal Independent School District, NATL-RE PSF, 5.000%, 2/1/2033, Call 2/1/2014	470,000	497,749
County of El Paso, 5.000%, 2/15/2026, Call 2/15/2017	1,000,000	1,135,090
County of Wise, 8.000%, 8/15/2034, Call 8/15/2021	4,000,000	4,619,120
Dallas County Cities Municipal Utility District, 4.000%, 8/1/2027, Call 8/1/2020	340,000	373,544
Dallas County Utility & Reclamation District, AMBAC, 5.100%, 2/15/2020, Call 2/15/2017	350,000	375,375
Dallas/Fort Worth International Airport, 5.000%, 11/1/2032, Call 11/1/2020 (7)	5,000,000	5,453,650
Dallas/Fort Worth International Airport, 5.000%, 11/1/2035, Call 11/1/2020 (7)	6,000,000	6,461,160
Dallas/Fort Worth International Airport, NATL-RE, 5.500%, 11/1/2020, Call 11/1/2013 (7)	200,000	209,434
Denton Independent School District, PSF, 0.740%, 8/15/2022, Call 8/15/2016 (3)	2,900,000	2,900,000
Forney Independent School District, PSF, 6.000%, 8/15/2037, Call 8/15/2018	340,000	410,744
Georgetown Independent School District, PSF, 5.000%, 8/15/2025, Call 8/15/2020	645,000	774,890
Municipals (continued)

Texas (continued)
Harris County Cultural Education Facilities Finance Corp.,, 5.250%, 10/1/2029, Call 10/1/2019	$1,550,000	$ 1,821,312
Harris County Health Facilities Development Corp., 0.710%, 7/1/2027 (3)	2,345,000	2,345,000
Harris County Hospital District, NATL-RE, 5.250%, 2/15/2027, Call 2/15/2017	5,615,000	6,095,251
La Vernia Higher Education Finance Corp., 4.375%, 8/15/2015	200,000	214,988
La Vernia Higher Education Finance Corp., 4.750%, 8/15/2016	180,000	196,099
La Vernia Higher Education Finance Corp., 5.000%, 8/15/2017	150,000	168,144
La Vernia Higher Education Finance Corp., 5.000%, 8/15/2018	150,000	171,564
Little Elm Independent School District, PSF, 5.000%, 8/15/2020, Call 8/15/2016	1,145,000	1,305,369
Lower Colorado River Authority, BHAC, 5.250%, 5/15/2028, Call 5/15/2018	550,000	618,569
North Texas Tollway Authority, 0.000%, 9/1/2037, Call 9/1/2031	500,000	126,200
North Texas Tollway Authority, 5.750%, 1/1/2038, Call 1/1/2018	150,000	163,431
North Texas Tollway Authority, 6.125%, 1/1/2031, Call 1/1/2016	400,000	432,484
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,725,000	1,915,371
Sabine River Authority, Pollution, MBIA, 4.950%, 3/1/2018	345,000	389,591
Sam Rayburn Municipal Power Agency, RADIAN, 5.750%, 10/1/2021, Call 10/1/2012	215,000	215,415
San Antonio Facilities Corp., 5.000%, 8/15/2036, Call 8/15/2021	500,000	556,335
Texas Municipal Gas Acquisition & Supply Corp., 5.625%, 12/15/2017	2,500,000	2,770,225
Texas Public Finance Authority, 5.000%, 7/1/2019, Call 7/1/2014	1,600,000	1,732,064
Texas Transportation Commission, 0.650%, 4/1/2026, Call 9/5/2012 (3)	3,000,000	3,000,000
University of Houston, AMBAC, 5.000%, 2/15/2022, Call 2/15/2015	500,000	534,945
Upper Trinity Regional Water District, AGM, 4.000%, 8/1/2020 (4)	200,000	221,086
Upper Trinity Regional Water District, AGM, 4.000%, 8/1/2021 (4)	170,000	186,395

		59,059,254

Utah — 0.7%
City of Eagle Mountain City, AGM, 2.000%, 6/1/2014	565,000	571,571
City of Eagle Mountain City, AGM, 2.250%, 6/1/2013	605,000	610,397
Utah Housing Corp., GNMA, 3.450%, 7/1/2021	720,000	751,169
Utah Infrastructure Agency, AGM, 5.400%, 10/15/2036, Call 10/15/2021	1,000,000	1,126,280

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Utah (continued)
Utah Infrastructure Agency, AGM, 5.500%, 10/15/2030, Call 10/15/2021	$1,000,000	$1,183,920
Utah State Board of Regents, 5.000%, 8/1/2031, Call 8/1/2020	2,485,000	2,793,239

		7,036,576

Vermont — 0.5%
Vermont Economic Development Authority, 0.970%, 5/1/2029, Call 9/6/2012 (3)	2,900,000	2,900,000
Vermont Housing Finance Agency, 1.750%, 7/1/2037, Call 9/6/2012 (3)	3,000,000	3,000,000

		5,900,000

Virgin Islands — 0.1%
Virgin Islands Public Finance Authority, 5.000%, 10/1/2017	1,440,000	1,588,723

Virginia — 0.6%
Greater Richmond Convention Center Authority, NATL-RE, 5.000%, 6/15/2021, Call 6/15/2015	550,000	591,525
Louisa Industrial Development Authority, 5.375%, 12/2/2013 (3)	400,000	425,184
Roanoke Economic Development Authority, AGM, 5.000%, 7/1/2017 (3)	1,000,000	1,135,670
Virginia College Building Authority, 5.000%, 3/1/2023, Call 3/1/2020	745,000	867,016
Virginia College Building Authority, 5.000%, 3/1/2024, Call 3/1/2020	1,755,000	2,033,378
Virginia Resources Authority, 0.000%, 11/1/2029, Call 11/1/2016	1,000,000	447,100
Virginia Small Business Financing Authority, 4.250%, 11/1/2021, Call 5/1/2020	1,000,000	1,133,090

		6,632,963

Washington — 0.8%
Grays Harbor County Public Utility District No. 1, AGM, 5.250%, 7/1/2019, Call 7/1/2015	425,000	463,403
Greater Wenatchee Regional Events Center Public Facilities Dist, 5.250%, 12/1/2012 (10)	1,585,000	1,529,525
King County Housing Authority, 5.200%, 5/1/2028, Call 11/1/2018	460,000	509,556
King County Housing Authority, 5.500%, 12/1/2028, Call 12/1/2018	500,000	534,170
King County Public Hospital District No. 4, 7.250%, 12/1/2038, Call 12/1/2014	100,000	105,669
Port of Bellingham, 5.250%, 12/1/2022, Call 12/1/2020	1,060,000	1,230,331
State of Washington, 4.000%, 7/1/2018	1,495,000	1,683,849
State of Washington, 4.100%, 7/1/2022, Call 1/1/2019	440,000	475,820
Washington Health Care Facilities Authority, 5.000%, 2/1/2023, Call 2/1/2021	1,000,000	1,178,430
Municipals (continued)

Washington (continued)
Washington Health Care Facilities Authority, FHA, 6.250%, 8/1/2028, Call 8/1/2018	$ 400,000	$ 479,648

		8,190,401

West Virginia — 0.4%
City of Princeton, 4.000%, 5/1/2016	715,000	755,534
City of Princeton, 5.000%, 5/1/2017	875,000	968,056
West Virginia Hospital Finance Authority, AMBAC, 5.000%, 6/1/2019, Call 6/1/2016	1,565,000	1,727,807
West Virginia State Hospital Finance Authority, AMBAC, 5.000%, 6/1/2018, Call 6/1/2016	600,000	666,762

		4,118,159

Wisconsin — 3.5%
Central Brown County Water Authority, AMBAC, 5.000%, 12/1/2023, Call 12/1/2015	515,000	580,956
City of Glendale, XLCA, 4.125%, 4/1/2016, Call 4/1/2013	245,000	249,449
County of La Crosse, XLCA, 4.500%, 10/1/2015 (7)	235,000	253,715
County of Milwaukee, 5.000%, 12/1/2020, Call 12/1/2019	100,000	117,973
Kimberly Area School District, 2.375%, 3/1/2019	230,000	235,927
Ladysmith-Hawkins School District, NATL-RE FGIC, 5.500%, 4/1/2020, Call 4/1/2016	1,105,000	1,176,615
Monroe Redevelopment Authority, 5.500%, 2/15/2029, Call 2/15/2019	500,000	555,385
Northern Ozaukee School District, AGM, 3.350%, 3/1/2015, Call 3/1/2013	405,000	409,524
Wisconsin Health & Educational Facilities Authority, 0.350%, 8/15/2034, Call 8/15/2013 (3)	15,205,000	15,205,000
Wisconsin Health & Educational Facilities Authority, 3.750%, 10/1/2017	255,000	280,156
Wisconsin Health & Educational Facilities Authority, 4.200%, 8/15/2018	1,000,000	1,114,350
Wisconsin Health & Educational Facilities Authority, 4.500%, 8/15/2017	175,000	197,509
Wisconsin Health & Educational Facilities Authority, 4.750%, 10/15/2029, Call 10/15/2021	605,000	659,583
Wisconsin Health & Educational Facilities Authority, 5.000%, 4/15/2016	1,000,000	1,120,600
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2018	1,000,000	1,108,660
Wisconsin Health & Educational Facilities Authority, 5.000%, 6/1/2019	2,860,000	3,302,556
Wisconsin Health & Educational Facilities Authority, 5.000%, 6/1/2019	1,220,000	1,408,783
Wisconsin Health & Educational Facilities Authority, 5.000%, 7/1/2019	990,000	1,097,722

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2019	$ 250,000	$ 289,083
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2019	955,000	1,058,723
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2020	1,060,000	1,174,819
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2021	1,160,000	1,280,396
Wisconsin Health & Educational Facilities Authority, 5.250%, 8/15/2018, Call 8/15/2016	500,000	556,670
Wisconsin Health & Educational Facilities Authority, 5.250%, 12/1/2020, Call 12/1/2018	1,295,000	1,465,046
Wisconsin Health & Educational Facilities Authority, 5.250%, 4/1/2023, Call 4/1/2018	365,000	405,442
Wisconsin Health & Educational Facilities Authority, 5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,906,677
Wisconsin Health & Educational Facilities Authority, 6.400%, 9/15/2015, Call 9/15/2012	190,000	190,293

		37,401,612

Wyoming — 0.1%
Wyoming Community Development Authority, 3.250%, 6/1/2020	550,000	558,272
Wyoming Municipal Power Agency, Inc., 5.500%, 1/1/2028, Call 1/1/2018	500,000	568,120

		1,126,392

Total Municipals (identified cost $976,113,381)		1,029,648,496

Short-Term Investments — 4.2%

Mutual Funds — 4.1%
BMO Tax-Free Money Market Fund, Class I, 0.208% (11)	44,255,659	44,255,659

Short-Term Municipals — 0.1%

Ohio — 0.1%
Village of Lockland, 2.000%, 3/12/2013	$ 635,000	637,552

Total Short-Term Investments (identified cost $44,893,155)		44,893,211

Total Investments — 99.9% (identified cost $1,021,006,536)		1,074,541,707
Other Assets and Liabilities — 0.1%		1,123,385

Total Net Assets — 100.0%		$1,075,665,092

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.2%

Automobiles — 0.5%
CarNow Auto Receivables Trust, Class A, (Series 2012-1A), 2.090%, 1/15/2015 (5)(6)	$1,182,377	$ 1,182,844

Federal Home Loan Mortgage Corporation — 0.2%
0.496%, 8/25/2031, (Series T-32) (3)	489,698	477,356

Other Financial — 0.5%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.476%, 4/25/2037 (3)(5)(6)	2,136,340	968,831

Total Asset-Backed Securities (identified cost $3,808,397)		2,629,031

Collateralized Mortgage Obligations — 12.1%

Federal Home Loan Mortgage Corporation — 5.0%
0.540%, 1/15/2036, (Series 3102) (3)	3,489,794	3,504,559
0.590%, 6/15/2025, (Series 2993) (3)	2,985,457	2,981,531
0.640%, 10/15/2027, (Series 3780) (3)	3,999,056	4,004,123
5.000%, 5/15/2033, (Series 2791)	412,894	436,504

		10,926,717

Federal National Mortgage Association — 1.9%
0.486%, 7/25/2035, (Series 2005-66) (3)	3,240,293	3,241,687
0.636%, 4/25/2034, (Series 2004-25) (3)	783,116	788,986
4.000%, 10/25/2032, (Series 2003-28)	86,988	90,369

		4,121,042

Private Sponsor — 5.2%
American Home Mortgage Investment Trust, Class 4A1, (Series 2005-2), 2.214%, 9/25/2045 (3)	947,327	820,070
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.521%, 7/25/2037 (3)	1,621,749	1,569,421
Chaseflex Trust, Class 4A3, (Series 2005-2), 6.000%, 5/25/2020	647,869	655,853
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.855%, 10/15/2054 (3)(5)(6)	2,500,000	2,524,805
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	665,823	693,371
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.814%, 11/25/2034 (3)	2,102,820	2,100,092
Springleaf Mortgage Loan Trust, Class A, (Series 2012-2A), 2.220%, 10/25/2057 (3)(5)(6)	1,474,044	1,477,729

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Government Income Fund (continued)

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Structured Asset Securities Corp., Class 2A2, (Series 2003-21), 5.250%, 8/25/2033	$1,477,182	$1,523,835

		11,365,176

Total Collateralized Mortgage Obligations (identified cost $25,831,216)		26,412,935

Commercial Mortgage Securities — 11.0%

Private Sponsor — 11.0%
Bear Stearns Commercial Mortgage Securities, Class A2, (Series 2006-PW13), 5.426%, 9/11/2041	2,109,292	2,144,363
Credit Suisse First Boston Mortgage Securities Corp., Class AAB, (Series 2005-C4), 5.065%, 8/15/2038 (3)	78,655	79,007
CW Capital Cobalt, Ltd., Class A3, (Series 2007-C2), 5.484%, 4/15/2047 (3)	2,000,000	2,272,000
CW Capital Cobalt, Ltd., Class A3, (Series 2007-C3), 6.005%, 5/15/2046 (3)	2,000,000	2,152,330
GS Mortgage Securities Corp. II, Class A1, (Series 2007-EOP), 1.103%, 3/6/2020 (3)(5)(6)	3,051,004	3,045,424
GS Mortgage Securities Corp. II, Class AAB, (Series 2007-GG10), 5.983%, 8/10/2045 (3)	350,427	370,880
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.615%, 7/15/2019 (3)(5)(6)	476,211	461,968
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	3,000,000	3,162,903
JP Morgan Chase Commercial Mortgage Securities Corp., Class ASB, (Series 2007-C1), 5.857%, 2/15/2051	1,000,000	1,090,224
JP Morgan Chase Commercial Mortgage Securities Corp., Class ASB, (Series 2007-LD12), 5.833%, 2/15/2051 (3)	1,319,119	1,449,917
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C4), 6.039%, 6/15/2032 (3)	1,865,318	1,951,290
Morgan Stanley Capital I, Inc., Class A4, (Series 2007-IQ15), 6.076%, 6/11/2049 (3)	2,000,000	2,327,090
Wachovia Bank Commercial Mortgage Trust, Class APB, (Series 2005-C16), 4.692%, 10/15/2041	284,594	292,740
Wachovia Bank Commercial Mortgage Trust, Class APB, (Series 2005-C18), 4.807%, 4/15/2042	1,551,438	1,619,748

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
WF-RBS Commercial Mortgage Trust, Class A3, (Series 2012-C8), 3.001%, 8/15/2045	$1,500,000	$ 1,550,133

Total Commercial Mortgage Securities (identified cost $23,708,555)		23,970,017

Corporate Bonds & Notes — 2.4%

Banks — 1.4%
Bank of America Corp., 4.900%, 5/1/2013	3,000,000	3,073,128

Insurance — 1.0%
HSB Group, Inc., 1.365%, 7/15/2027 (3)	3,000,000	2,268,300

Total Corporate Bonds & Notes (identified cost $6,025,229)		5,341,428

U.S. Government & U.S. Government Agency Obligations — 0.9%

Financing Corporation — 0.9%
0.000%, 12/27/2018	2,210,000	2,025,699

Total U.S. Government & U.S. Government Agency Obligations (identified cost $2,041,347)		2,025,699

U.S. Government Agency-Mortgage Securities — 96.4%

Federal Home Loan Mortgage Corporation — 22.3%
3.500%, 6/1/2042	1,986,214	2,108,650
4.000%, 4/1/2026	3,823,485	4,080,756
4.000%, 9/1/2026	1,944,037	2,074,846
4.000%, 10/1/2031 (1)	4,522,270	4,886,331
4.000%, 12/1/2040	923,337	1,005,027
4.500%, 11/1/2022	3,079,437	3,332,354
4.500%, 9/1/2031	1,299,989	1,418,114
4.500%, 9/1/2035 (1)	1,675,793	1,807,118
4.500%, 3/1/2039	2,264,844	2,484,797
4.500%, 5/1/2039 (1)	4,601,849	5,101,968
4.500%, 2/1/2040	1,040,871	1,123,740
4.500%, 2/1/2040 (1)	2,857,062	3,084,530
4.500%, 7/1/2040	97,309	107,884
4.500%, 11/1/2040	2,250,401	2,468,950
4.500%, 2/1/2041 (1)	3,335,267	3,661,136
5.000%, 12/1/2022	722,141	782,230
5.000%, 12/1/2035	383,513	417,705
5.000%, 2/1/2038	207,236	224,805
5.000%, 3/1/2038	1,701,178	1,845,401
5.000%, 11/1/2038	133,956	145,313
5.000%, 1/1/2040	819,174	906,798
5.500%, 11/1/2018	901,137	978,809
5.500%, 10/1/2021	770,810	842,308
5.500%, 7/1/2035	159,492	175,673
6.000%, 8/1/2036	235,227	258,282
6.000%, 12/1/2036	248,044	272,356
6.000%, 6/1/2037	1,254,904	1,377,902
6.000%, 11/1/2037	989,703	1,087,945
6.000%, 12/1/2037	217,707	239,045
6.500%, 9/1/2016	37,727	40,578
7.500%, 9/1/2013	6,959	7,100
7.500%, 4/1/2024	118,138	140,621
7.500%, 4/1/2027	49,746	60,213
8.000%, 8/1/2030	71,691	89,202
8.500%, 9/1/2024	60,506	74,106
9.000%, 6/1/2019	61,706	69,601
9.500%, 2/1/2025	37,446	44,148

		48,826,342

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Government Income Fund (continued)

Description	Principal Amount	Value

U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association — 68.6%
3.000%, 9/15/2027 (4)	$ 8,000,000	$ 8,441,248
3.002%, 8/1/2041 (3)	1,491,171	1,560,927
3.018%, 3/1/2041 (3)	1,439,315	1,512,486
3.115%, 5/1/2041 (3)	1,358,011	1,421,532
3.199%, 5/1/2041 (3)	1,321,832	1,392,559
3.265%, 7/1/2041 (1)(3)	3,200,922	3,373,548
3.500%, 10/15/2027 (4)	7,000,000	7,438,592
3.500%, 7/1/2032	992,742	1,060,352
3.500%, 12/1/2042 (4)	28,000,000	29,557,500
4.000%, 11/1/2031 (1)	2,298,057	2,484,622
4.000%, 11/1/2040	1,141,391	1,225,493
4.000%, 1/1/2041	2,292,505	2,461,426
4.000%, 1/1/2041	1,752,948	1,882,112
4.000%, 2/1/2041 (1)	4,075,238	4,375,518
4.000%, 3/1/2041	549,328	597,380
4.000%, 8/1/2041	1,231,355	1,294,766
4.000%, 9/1/2041	1,196,754	1,258,383
4.000%, 11/1/2041	1,940,206	2,083,775
4.500%, 6/1/2039	3,287,958	3,652,533
4.500%, 7/1/2041	926,140	982,816
4.500%, 8/1/2041 (1)	4,337,908	4,717,236
4.500%, 8/1/2041	1,092,909	1,159,790
4.500%, 8/1/2041	1,124,677	1,193,501
4.500%, 8/1/2041	1,277,064	1,355,214
5.000%, 5/1/2018	757,493	836,396
5.000%, 3/1/2035	1,649,533	1,816,715
5.000%, 7/1/2035	1,616,785	1,772,058
5.000%, 2/1/2036	9,581,880	10,490,127
5.000%, 5/1/2042	2,902,439	3,188,439
5.000%, 9/15/2042 (4)	12,000,000	13,106,256
5.500%, 1/1/2023	645,541	714,095
5.500%, 10/1/2024	925,292	1,023,553
5.500%, 2/1/2036	890,049	979,700
5.500%, 7/1/2036	1,703,118	1,881,584
5.500%, 12/1/2036	4,230,238	4,647,078
5.500%, 8/1/2037 (1)	3,144,540	3,470,119
6.000%, 9/1/2013	43,024	43,434
6.000%, 10/1/2016	139,733	149,170
6.000%, 9/1/2021	1,046,099	1,152,522
6.000%, 11/1/2038 (1)	1,790,310	1,982,516
6.000%, 5/1/2039 (1)	3,750,791	4,153,472
6.000%, 9/15/2042 (4)	7,000,000	7,713,398
6.500%, 9/1/2016	91,902	98,809
6.500%, 9/1/2016	204,149	219,492
6.500%, 8/1/2030	1,250,673	1,470,354
6.500%, 12/1/2031	76,420	88,932
6.500%, 11/1/2037	678,452	760,321
7.000%, 3/1/2029	154,258	185,465
7.000%, 7/1/2029	386,459	464,641
7.000%, 2/1/2030	335,118	402,914
7.500%, 10/1/2030	67,022	82,297
8.000%, 10/1/2028	587,483	725,793
8.000%, 4/1/2030	110,346	137,106

		150,240,065

Government National Mortgage Association — 5.5%
4.000%, 9/15/2042 (4)	6,000,000	6,582,186
5.000%, 4/15/2034	968,397	1,077,810
5.500%, 9/15/2033	1,654,193	1,859,701
6.000%, 12/20/2033	2,150,951	2,448,180
7.000%, 8/15/2031	93,080	111,489

U.S. Government Agency-Mortgage Securities (continued)

Government National Mortgage Association (continued)
9.500%, 10/15/2024	$36,300	$ 39,314

		12,118,680

Total U.S. Government Agency-Mortgage Securities (identified cost $205,660,183)		211,185,087

Short-Term Investments — 28.6%

Collateral Pool Investments for Securities on Loan — 19.9%

Collateral pool allocation (13)		43,638,512

Mutual Funds — 8.7%
BMO Government Money Market Fund, Class I, 0.011% (11)	19,054,993	19,054,993

Total Short-Term Investments (identified cost $62,693,505)		62,693,505

Total Investments — 152.6% (identified cost $329,768,432)		334,257,702
Other Assets and Liabilities — (52.6)%		(115,287,653)

Total Net Assets — 100.0%		$218,970,049

TCH Corporate Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 6.0%

Automobiles — 6.0%
Capital Auto Receivables Asset Trust, Class A4, (Series 2008-2), 5.420%, 12/15/2014	$ 221,229	$ 222,090
CarMax Auto Owner Trust, Class A4, (Series 2009-1), 5.810%, 12/16/2013	690,945	697,346
Ford Credit Auto Owner Trust, Class A4, (Series 2009-A), 6.070%, 5/15/2014	1,877,529	1,908,848
Ford Credit Auto Owner Trust, Class A4, (Series 2009-B), 4.500%, 7/15/2014	1,223,579	1,243,052
Ford Credit Auto Owner Trust, Class A4, (Series 2009-C), 4.430%, 11/15/2014	1,567,818	1,601,498
Harley-Davidson Motorcycle Trust, Class A4, (Series 2008-1), 4.900%, 12/15/2013	4,043	4,049
Hyundai Auto Receivables Trust, Class A4, (Series 2009-A), 3.150%, 3/15/2016	535,399	545,483
Nissan Auto Receivables Owner Trust, Class A4, (Series 2009-A), 4.740%, 8/17/2015	1,182,776	1,192,782
USAA Auto Owner Trust, Class A4, (Series 2009-1), 4.770%, 9/15/2014	887,477	888,956

Total Asset-Backed Securities (identified cost $8,353,744)		8,304,104

Corporate Bonds & Notes — 87.9%

Aerospace/Defense — 0.4%
Embraer SA, 5.150%, 6/15/2022	500,000	525,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Agriculture — 1.8%
Altria Group, Inc., 10.200%, 2/6/2039	$ 300,000	$ 524,514
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	250,000	316,045
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,314,532
Reynolds American, Inc., 7.750%, 6/1/2018	250,000	314,975

		2,470,066

Auto Manufacturers — 1.4%
Daimler Finance North America LLC, 1.238%, 4/10/2014 (3)(5)(6)	2,000,000	2,006,882

Banks — 6.3%
Discover Bank, 7.000%, 4/15/2020 (1)	1,000,000	1,178,044
Goldman Sachs Group, Inc., 5.750%, 1/24/2022 (1)	1,000,000	1,105,487
Goldman Sachs Group, Inc., 6.750%, 10/1/2037	1,000,000	1,044,377
Goldman Sachs Group, Inc., 7.500%, 2/15/2019 (1)	300,000	360,287
HSBC Bank USA NA, 4.875%, 8/24/2020	250,000	265,899
JPMorgan Chase & Co., 4.625%, 5/10/2021 (1)	300,000	336,091
Morgan Stanley, 5.500%, 1/26/2020	1,000,000	1,025,734
Morgan Stanley, 5.500%, 7/28/2021	1,000,000	1,027,037
Wells Fargo & Co., 0.647%, 10/28/2015 (3)	1,500,000	1,473,142
Wells Fargo & Co., 1.381%, 6/26/2015 (3)	1,000,000	1,006,796

		8,822,894

Beverages — 2.2%
PepsiCo, Inc., 0.517%, 5/10/2013 (3)	1,000,000	1,001,981
PepsiCo, Inc., 4.650%, 2/15/2013	2,000,000	2,038,880

		3,040,861

Biotechnology — 0.2%
Amgen, Inc., 5.150%, 11/15/2041	250,000	273,999

Chemicals — 1.0%
Braskem America Finance Co., 7.125%, 7/22/2041 (5)(6)	1,000,000	1,040,000
Dow Chemical Co., 8.550%, 5/15/2019	250,000	337,930

		1,377,930

Computers — 0.2%
Hewlett-Packard Co., 4.650%, 12/9/2021	250,000	256,475

Diversified Financial Services — 7.7%
Blackstone Holdings Finance Co. LLC, 6.250%, 8/15/2042 (5)(6)	1,000,000	1,028,595
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (5)(6)	350,000	397,548
General Electric Capital Corp., 5.250%, 10/19/2012	1,500,000	1,508,636
General Electric Capital Corp., 5.450%, 1/15/2013 (1)	1,600,000	1,629,174
General Electric Capital Corp., 5.875%, 1/14/2038 (1)	500,000	609,190
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (5)(6)	$ 500,000	$ 539,935
Jefferies Group, Inc., 8.500%, 7/15/2019	250,000	286,875
John Deere Capital Corp., 5.100%, 1/15/2013	850,000	863,483
Legg Mason, Inc., 5.500%, 5/21/2019 (5)(6)	1,000,000	1,062,274
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	250,000	291,956
NASDAQ OMX Group, Inc., 5.550%, 1/15/2020	1,000,000	1,072,406
SLM Corp., 7.250%, 1/25/2022	1,250,000	1,356,250

		10,646,322

Electric — 3.8%
Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039 (5)(6)	350,000	377,895
CMS Energy Corp., 5.050%, 3/15/2022	750,000	816,595
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (5)(6)	1,000,000	1,122,500
Exelon Generation Co. LLC, 5.600%, 6/15/2042 (5)(6)	2,000,000	2,170,928
Puget Energy, Inc., 5.625%, 7/15/2022 (5)(6)	750,000	791,250

		5,279,168

Environmental Control — 0.2%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	322,198

Food — 5.1%
Ingredion, Inc., 6.625%, 4/15/2037	750,000	941,037
Kellogg Co., 5.125%, 12/3/2012	2,000,000	2,022,776
Kraft Foods, Inc., 6.000%, 2/11/2013	2,000,000	2,045,980
Ralcorp Holdings, Inc., 6.625%, 8/15/2039	1,000,000	1,071,457
Tyson Foods, Inc., 4.500%, 6/15/2022 (1)	1,000,000	1,015,000

		7,096,250

Forest Products & Paper — 1.1%
International Paper Co., 6.000%, 11/15/2041 (1)	1,000,000	1,196,065
International Paper Co., 8.700%, 6/15/2038	250,000	359,856

		1,555,921

Gas — 1.1%
Sempra Energy, 6.000%, 2/1/2013	1,500,000	1,532,581

Healthcare-Products — 0.2%
Hospira, Inc., 6.400%, 5/15/2015	300,000	332,594

Healthcare-Services — 2.6%
DaVita, Inc., 6.375%, 11/1/2018 (1)	500,000	535,000
DaVita, Inc., 6.625%, 11/1/2020 (1)	750,000	804,375
Humana, Inc., 8.150%, 6/15/2038	850,000	1,152,130
Quest Diagnostics, Inc., 1.318%, 3/24/2014 (3)	1,000,000	1,006,490
Quest Diagnostics, Inc., 6.400%, 7/1/2017	150,000	178,873

		3,676,868

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Home Furnishings — 0.2%
Whirlpool Corp., 8.600%, 5/1/2014	$ 300,000	$ 333,569

Insurance — 9.3%
Aflac, Inc., 6.450%, 8/15/2040	500,000	621,516
Aflac, Inc., 6.900%, 12/17/2039 (1)	295,000	382,591
Aflac, Inc., 8.500%, 5/15/2019	300,000	403,298
Alleghany Corp., 4.950%, 6/27/2022	1,000,000	1,072,447
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	316,199
Berkshire Hathaway, Inc., 1.135%, 8/15/2014 (3)	1,500,000	1,518,238
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	100,000	106,369
ING US, Inc., 5.500%, 7/15/2022 (5)(6)	1,000,000	1,031,633
Lincoln National Corp., 4.850%, 6/24/2021	1,000,000	1,094,540
Lincoln National Corp., 6.300%, 10/9/2037	250,000	285,523
Lincoln National Corp., 7.000%, 6/15/2040	500,000	623,493
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	300,000	402,291
MetLife, Inc., 1.692%, 8/6/2013 (3)	1,250,000	1,263,147
Primerica, Inc., 4.750%, 7/15/2022	1,000,000	1,059,140
Prudential Financial, Inc., 5.625%, 5/12/2041	500,000	557,811
Prudential Financial, Inc., 5.800%, 11/16/2041	1,000,000	1,148,821
Unum Group, 5.750%, 8/15/2042	1,000,000	1,033,198

		12,920,255

Internet — 1.3%
eBay, Inc., 4.000%, 7/15/2042 (1)	750,000	744,547
Expedia, Inc., 5.950%, 8/15/2020	1,000,000	1,096,805

		1,841,352

Investment Companies — 1.7%
IPIC GMTN, Ltd., 5.000%, 11/15/2020 (5)(6)	1,000,000	1,096,250
IPIC GMTN, Ltd., 6.875%, 11/1/2041 (5)(6)	1,000,000	1,300,000

		2,396,250

Iron/Steel — 2.0%
ArcelorMittal, 5.750%, 3/1/2021 (1)(3)	500,000	475,155
ArcelorMittal, 7.250%, 10/15/2039 (3)	1,500,000	1,353,742
Cliffs Natural Resources, Inc., 4.800%, 10/1/2020	1,000,000	984,407

		2,813,304

Lodging — 1.5%
Hyatt Hotels Corp., 5.375%, 8/15/2021	1,000,000	1,124,578
Wyndham Worldwide Corp., 7.375%, 3/1/2020	750,000	901,761

		2,026,339

Machinery-Construction & Mining — 0.4%
Caterpillar, Inc., 0.535%, 11/21/2012 (3)	500,000	500,340
Corporate Bonds & Notes (continued)

Media — 4.6%
CBS Corp., 8.875%, 5/15/2019	$ 250,000	$ 336,860
COX Communications, Inc., 7.125%, 10/1/2012	1,000,000	1,004,452
DIRECTV Holdings LLC, 5.150%, 3/15/2042	1,000,000	1,024,253
NBCUniversal Media LLC, 6.400%, 4/30/2040	500,000	650,158
News America, Inc., 9.250%, 2/1/2013	1,250,000	1,290,212
Time Warner Entertainment Co. LP, 8.875%, 10/1/2012	1,750,000	1,760,243
Viacom, Inc., 6.125%, 10/5/2017	250,000	301,849

		6,368,027

Mining — 0.3%
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014 (1)	300,000	339,829
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	100,000	137,338

		477,167

Office/Business Equipment — 0.4%
Xerox Corp., 1.868%, 9/13/2013 (3)	500,000	503,584

Oil & Gas — 9.2%
Chesapeake Energy Corp., 6.125%, 2/15/2021 (1)	500,000	498,750
Chesapeake Energy Corp., 6.775%, 3/15/2019 (1)	500,000	504,375
CNOOC Finance 2012, Ltd., 5.000%, 5/2/2042 (5)(6)	500,000	583,268
Dolphin Energy, Ltd., 5.500%, 12/15/2021 (5)(6)	1,500,000	1,708,500
Hess Corp., 8.125%, 2/15/2019 (1)	300,000	391,965
Nabors Industries, Inc., 4.625%, 9/15/2021 (1)	1,000,000	1,067,488
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	324,051
Phillips 66, 4.300%, 4/1/2022 (5)(6)	1,000,000	1,091,154
Pride International, Inc., 6.875%, 8/15/2020 (1)	1,000,000	1,264,965
Rowan Cos., Inc., 4.875%, 6/1/2022	500,000	527,489
Rowan Cos., Inc., 5.000%, 9/1/2017	1,000,000	1,084,216
Talisman Energy, Inc., 5.500%, 5/15/2042	750,000	827,243
Transocean, Inc., 7.350%, 12/15/2041	750,000	1,013,321
Transocean, Inc., 7.500%, 4/15/2031	250,000	308,032
Valero Energy Corp., 6.625%, 6/15/2037 (1)	1,000,000	1,211,119
Valero Energy Corp., 9.375%, 3/15/2019	250,000	334,894

		12,740,830

Oil & Gas Services — 0.3%
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	327,351
Weatherford International, Ltd., 9.875%, 3/1/2039	100,000	143,015

		470,366

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Packaging & Containers — 1.3%
Bemis Co., Inc., 6.800%, 8/1/2019	$ 250,000	$ 303,834
Sonoco Products Co., 5.750%, 11/1/2040	1,250,000	1,477,330

		1,781,164

Pipelines — 3.3%
El Paso Pipeline Partners Operating Co. LLC, 7.500%, 11/15/2040	750,000	978,146
Energy Transfer Partners LP, 6.500%, 2/1/2042	1,500,000	1,708,154
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	317,164
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	150,000	198,091
MarkWest Energy Partners LP, 5.500%, 2/15/2023 (1)	500,000	512,500
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	1,000,000	905,000

		4,619,055

Real Estate Investment Trusts — 2.7%
American Tower Corp., 4.700%, 3/15/2022 (1)	1,000,000	1,084,081
Entertainment Properties Trust, 5.750%, 8/15/2022	1,500,000	1,516,974
Health Care REIT, Inc., 4.125%, 4/1/2019	500,000	526,555
Health Care REIT, Inc., 6.500%, 3/15/2041	500,000	584,284

		3,711,894

Retail — 4.8%
Dollar General Corp., 4.125%, 7/15/2017	750,000	783,750
JC Penney Corp., Inc., 7.400%, 4/1/2037	300,000	259,500
Kohl’s Corp., 6.875%, 12/15/2037	150,000	197,892
Limited Brands, Inc., 7.600%, 7/15/2037	1,250,000	1,287,500
Lowe’s Cos., Inc., 5.600%, 9/15/2012	1,125,000	1,126,376
O’Reilly Automotive, Inc., 4.625%, 9/15/2021	750,000	821,188
QVC, Inc., 5.125%, 7/2/2022 (5)(6)	1,500,000	1,575,252
Staples, Inc., 9.750%, 1/15/2014	250,000	279,313
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	321,114

		6,651,885

Semiconductors — 0.8%
KLA-Tencor Corp., 6.900%, 5/1/2018	100,000	120,359
Texas Instruments, Inc., 0.615%, 5/15/2013 (3)	1,000,000	1,002,495

		1,122,854

Telecommunications — 6.7%
BellSouth Corp., 6.000%, 11/15/2034 (1)	500,000	581,933
CenturyLink, Inc., 7.600%, 9/15/2039 (1)	1,500,000	1,554,163
Frontier Communications Corp., 8.125%, 10/1/2018 (1)	750,000	838,125
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Frontier Communications Corp., 9.000%, 8/15/2031	$ 500,000	$ 527,500
Juniper Networks, Inc., 4.600%, 3/15/2021	1,000,000	1,070,037
Telecom Italia Capital SA, 7.721%, 6/4/2038	1,000,000	937,500
Telefonica Emisiones SAU, 7.045%, 6/20/2036	500,000	465,000
Telefonica Europe BV, 8.250%, 9/15/2030	1,250,000	1,284,375
Vivendi SA, 4.750%, 4/12/2022 (5)(6)	750,000	758,275
Windstream Corp., 7.000%, 3/15/2019	500,000	508,750
Windstream Corp., 7.500%, 6/1/2022	750,000	768,750

		9,294,408

Transportation — 0.7%
FedEx Corp., 8.000%, 1/15/2019	250,000	333,537
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (5)(6)	500,000	590,000

		923,537

Trucking & Leasing — 1.1%
Penske Truck Leasing, 3.750%, 5/11/2017 (5)(6)	1,000,000	1,015,381
Penske Truck Leasing, 4.875%, 7/11/2022 (5)(6)	500,000	501,057

		1,516,438

Total Corporate Bonds & Notes (identified cost $112,749,175)		122,228,627

Municipals — 0.4%

California — 0.4%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	500,000	617,365

Total Municipals (identified cost $500,000)		617,365

Short-Term Investments — 17.7%

Collateral Pool Investments for Securities on Loan — 12.3%

Collateral pool allocation (13)		17,170,681

Mutual Funds — 2.5%
BMO Prime Money Market Fund, Class I, 0.176% (11)	3,510,708	3,510,708

U.S. Treasury Bills — 2.9%
0.080%, 9/17/2012 (9)	$ 2,000,000	1,999,934
0.090%, 10/4/2012 (1)(9)	2,000,000	1,999,870

		3,999,804

Total Short-Term Investments (identified cost $24,681,141)		24,681,193

Total Investments — 112.0% (identified cost $146,284,060)		155,831,289
Other Assets and Liabilities — (12.0)%		(16,712,923)

Total Net Assets — 100.0%		$139,118,366

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Aggregate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 0.6%

Automobiles — 0.6%
AmeriCredit Automobile Receivables Trust, Class A2, (Series 2012-1), 0.910%, 10/8/2015	$3,000,000	$ 3,008,277
CarNow Auto Receivables Trust, Class A, (Series 2012-1A), 2.090%, 1/15/2015 (5)(6)	424,265	424,432

Total Asset-Backed Securities (identified cost $3,424,398)		3,432,709

Collateralized Mortgage Obligations — 3.8%

Federal Home Loan Mortgage Corporation — 0.8%
0.540%, 1/15/2036, (Series 3102) (3)	977,142	981,276
0.640%, 10/15/2027, (Series 3780) (3)	1,713,882	1,716,053
0.990%, 7/15/2032, (Series 3652) (3)	1,778,715	1,790,127

		4,487,456

Federal National Mortgage Association — 0.6%
0.486%, 7/25/2035, (Series 2005-66) (3)	3,240,293	3,241,687

Private Sponsor — 2.4%
American Home Mortgage Investment Trust, Class 4A1, (Series 2005-2), 2.214%, 9/25/2045 (3)	731,585	633,309
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.521%, 7/25/2037 (3)	973,049	941,653
Chaseflex Trust, Class 4A3, (Series 2005-2), 6.000%, 5/25/2020	1,410,650	1,428,034
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.855%, 10/15/2054 (3)(5)(6)	3,000,000	3,029,766
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	1,065,317	1,109,393
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.814%, 11/25/2034 (3)	2,102,820	2,100,092
Springleaf Mortgage Loan Trust, Class A, (Series 2012-2A), 2.220%, 10/25/2057 (3)(5)(6)	3,930,785	3,940,612
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 2.650%, 4/25/2036 (3)	357,242	309,203

		13,492,062

Total Collateralized Mortgage Obligations (identified cost $20,749,457)		21,221,205

Commercial Mortgage Securities — 4.3%

Private Sponsor — 4.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class AAB, (Series 2007-1), 5.422%, 1/15/2049	2,779,737	2,968,117

Commercial Mortgage Securities (Continued)

Private Sponsor (Continued)
Bear Stearns Commercial Mortgage Securities, Class AAB, (Series 2007-T28), 5.746%, 9/11/2042	$2,025,000	$2,212,626
CW Capital Cobalt, Ltd., Class A3, (Series 2007-C2), 5.484%, 4/15/2047 (3)	2,950,000	3,351,200
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	3,500,000	3,690,054
JP Morgan Chase Commercial Mortgage Securities Corp., Class ASB, (Series 2007-CB20), 5.688%, 2/12/2051	2,818,795	3,098,459
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2007-C1), 5.403%, 2/15/2040	1,162,785	1,225,407
Morgan Stanley Capital I, Inc., Class A4, (Series 2007-IQ15), 6.076%, 6/11/2049 (3)	4,170,000	4,851,983
WF-RBS Commercial Mortgage Trust, Class A3, (Series 2012-C8), 3.001%, 8/15/2045	3,000,000	3,100,266

Total Commercial Mortgage Securities (identified cost $24,169,467)		24,498,112

Corporate Bonds & Notes — 45.2%

Advertising — 0.4%
WPP Finance UK, 8.000%, 9/15/2014	2,000,000	2,245,350

Aerospace/Defense — 0.7%
Raytheon Co., 1.400%, 12/15/2014	4,000,000	4,069,176

Agriculture — 1.0%
Altria Group, Inc., 2.850%, 8/9/2022	5,500,000	5,491,904

Auto Manufacturers — 1.4%
Daimler Finance North America LLC, 1.875%, 9/15/2014 (5)(6)	3,700,000	3,753,313
Volkswagen International Finance NV, 2.875%, 4/1/2016 (5)(6)	4,000,000	4,185,952

		7,939,265

Banks — 8.3%
Abbey National Treasury Services PLC/London, 3.875%, 11/10/2014 (5)(6)	1,500,000	1,511,283
ANZ National Int’l, Ltd., 1.850%, 10/15/2015 (5)(6)	3,500,000	3,531,868
ANZ National Int’l, Ltd./London, 2.375%, 12/21/2012 (5)(6)	3,000,000	3,017,598
Banco Santander Chile, 2.875%, 11/13/2012 (5)(6)	2,000,000	2,004,262
Bank of America Corp., 1.867%, 1/30/2014 (3)	2,500,000	2,510,390
Bank of America Corp., 3.750%, 7/12/2016	3,500,000	3,671,244
Bank of New York Mellon Corp., 5.125%, 8/27/2013	2,000,000	2,092,886
BNP Paribas SA, 1.358%, 1/10/2014 (3)	2,000,000	1,991,122
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.200%, 3/11/2015 (5)(6)	300,000	312,777

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/8/2022	$2,000,000	$ 2,087,032
HSBC Bank PLC, 1.625%, 7/7/2014 (5)(6)	3,500,000	3,528,035
Morgan Stanley, 4.750%, 3/22/2017 (1)	3,000,000	3,084,933
Nordea Bank AB, 1.355%, 1/14/2014 (3)(5)(6)	1,400,000	1,404,311
Nordea Bank AB, 3.125%, 3/20/2017 (5)(6)	4,000,000	4,161,596
Royal Bank of Canada, 1.450%, 10/30/2014	4,500,000	4,589,059
Wells Fargo & Co., 2.625%, 12/15/2016 (1)	4,300,000	4,559,918
Westpac Banking Corp., 1.198%, 12/9/2013 (3)	3,000,000	3,019,407

		47,077,721

Beverages — 0.9%
PepsiCo, Inc., 1.250%, 8/13/2017	5,000,000	5,014,090

Biotechnology — 0.5%
Life Technologies Corp., 3.375%, 3/1/2013	3,000,000	3,029,139

Building Materials — 0.9%
CRH America, Inc., 5.750%, 1/15/2021	4,500,000	4,941,549

Chemicals — 1.4%
Eastman Chemical Co., 2.400%, 6/1/2017 (1)	3,000,000	3,114,447
Ecolab, Inc., 4.350%, 12/8/2021 (1)	4,000,000	4,559,336

		7,673,783

Commercial Services — 0.4%
ADT Corp., 2.250%, 7/15/2017 (5)(6)	2,000,000	2,033,616

Computers — 0.8%
Hewlett-Packard Co., 2.600%, 9/15/2017 (1)	4,500,000	4,459,941

Diversified Financial Services — 4.3%
Caterpillar Financial Services Corp., 2.050%, 8/1/2016	3,500,000	3,645,642
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016 (5)(6)	3,000,000	3,112,008
General Electric Capital Corp., 2.300%, 4/27/2017 (1)	3,500,000	3,616,935
Hyundai Capital Services, Inc., 3.500%, 9/13/2017 (5)(6)	2,000,000	2,085,524
Invesco, Ltd., 5.375%, 12/15/2014	1,958,000	2,134,723
MassMutual Global Funding II, 0.835%, 1/14/2014 (3)(5)(6)	3,000,000	3,011,109
Toyota Motor Credit Corp., 1.250%, 11/17/2014	4,500,000	4,564,436
Woodside Finance, Ltd., 4.600%, 5/10/2021 (5)(6)	2,000,000	2,164,088

		24,334,465
Corporate Bonds & Notes (continued)

Electric — 2.4%
Alliant Energy Corp., 4.000%, 10/15/2014	$3,500,000	$ 3,676,921
Appalachian Power Co., 3.400%, 5/24/2015	2,000,000	2,102,508
Carolina Power & Light Co., 2.800%, 5/15/2022	2,000,000	2,079,856
Duke Energy Corp., 1.625%, 8/15/2017	2,000,000	2,007,958
Entergy Corp., 3.625%, 9/15/2015	3,500,000	3,658,988

		13,526,231

Electronics — 1.0%
Koninklijke Philips Electronics NV, 3.750%, 3/15/2022 (1)	3,500,000	3,798,547
Thermo Fisher Scientific, Inc., 1.850%, 1/15/2018	2,000,000	2,034,778

		5,833,325

Engineering & Construction — 0.3%
ABB Finance USA, Inc., 4.375%, 5/8/2042	1,250,000	1,417,773

Food — 0.7%
Kellogg Co., 1.750%, 5/17/2017	2,000,000	2,038,022
Kraft Foods Group, Inc., 2.250%, 6/5/2017 (1)(5)(6)	2,000,000	2,063,722

		4,101,744

Healthcare-Products — 1.6%
Boston Scientific Corp., 6.000%, 1/15/2020 (1)	2,000,000	2,395,342
CareFusion Corp., 5.125%, 8/1/2014	3,000,000	3,214,761
DENTSPLY International, Inc., 2.750%, 8/15/2016	3,500,000	3,608,269

		9,218,372

Healthcare-Services — 0.5%
WellPoint, Inc., 4.625%, 5/15/2042 (1)	3,000,000	3,001,230

Insurance — 3.2%
Berkshire Hathaway, Inc., 1.900%, 1/31/2017 (1)	2,500,000	2,598,692
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	1,500,000	1,595,537
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (5)(6)	1,000,000	1,021,935
Liberty Mutual Group, Inc., 6.500%, 5/1/2042 (1)(5)(6)	2,000,000	2,178,242
Ohio National Financial Services, Inc., 6.625%, 5/1/2031 (5)(6)	3,000,000	3,412,317
Prudential Covered Trust 2012-1, 2.997%, 9/30/2015 (5)(6)	2,000,000	2,073,042
Prudential Financial, Inc., 5.875%, 9/15/2042 (3)	2,000,000	2,027,500
Reinsurance Group of America, Inc., 5.000%, 6/1/2021	3,000,000	3,199,347

		18,106,612

Internet — 0.5%
eBay, Inc., 4.000%, 7/15/2042 (1)	3,000,000	2,978,187

Iron/Steel — 0.4%
ArcelorMittal, 5.375%, 6/1/2013	2,000,000	2,045,252

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Media — 1.7%
DIRECTV Holdings LLC, 3.125%, 2/15/2016 (1)	$3,000,000	$ 3,163,842
NBCUniversal Media LLC, 5.150%, 4/30/2020	3,000,000	3,546,444
Time Warner, Inc., 4.750%, 3/29/2021 (1)	2,500,000	2,871,547

		9,581,833

Mining — 1.5%
BHP Billiton Finance USA, Ltd., 1.000%, 2/24/2015	4,000,000	4,045,712
Newmont Mining Corp., 4.875%, 3/15/2042 (1)	4,500,000	4,629,771

		8,675,483

Office/Business Equipment — 0.7%
Xerox Corp., 1.868%, 9/13/2013 (3)	4,000,000	4,028,676

Oil & Gas — 1.3%
Encana Corp., 3.900%, 11/15/2021 (1)	3,000,000	3,096,603
Statoil ASA, 1.800%, 11/23/2016	4,000,000	4,150,028

		7,246,631

Oil & Gas Services — 0.5%
Schlumberger Norge AS, 1.250%, 8/1/2017 (5)(6)	3,000,000	3,006,969

Packaging & Containers — 0.2%
Bemis Co., Inc., 4.500%, 10/15/2021	1,250,000	1,375,806

Pharmaceuticals — 2.3%
Express Scripts Holding Co., 2.650%, 2/15/2017 (5)(6)	5,000,000	5,199,960
GlaxoSmithKline Capital PLC, 2.850%, 5/8/2022 (1)	3,500,000	3,666,950
Takeda Pharmaceutical Co., Ltd., 1.625%, 3/17/2017 (5)(6)	4,000,000	4,037,444

		12,904,354

Pipelines — 0.7%
Kinder Morgan Energy Partners LP, 3.500%, 3/1/2016 (1)	2,000,000	2,142,342
Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042	2,000,000	2,065,208

		4,207,550

Real Estate — 0.6%
WEA Finance LLC, 4.625%, 5/10/2021 (5)(6)	3,000,000	3,265,329

Real Estate Investment Trusts — 0.4%
Ventas Realty LP, 4.250%, 3/1/2022	2,000,000	2,142,526

Semiconductors — 0.4%
Samsung Electronics America, Inc., 1.750%, 4/10/2017 (5)(6)	2,000,000	2,023,214

Telecommunications — 3.3%
AT&T, Inc., 5.100%, 9/15/2014	3,500,000	3,814,821
Cellco Partnership / Verizon Wireless Capital LLC, 5.550%, 2/1/2014	5,200,000	5,545,868
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (5)(6)	$3,500,000	$ 3,665,662
Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	3,500,000	3,569,391
Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,500,000	2,306,250

		18,901,992

Total Corporate Bonds & Notes (identified cost $246,311,502)		255,899,088

Municipals — 1.0%

Georgia — 0.6%
Municipal Electric Authority of Georgia, 6.655%, 4/1/2057	3,015,000	3,487,270

Illinois — 0.4%
State of Illinois, 5.877%, 3/1/2019	2,000,000	2,238,020

Total Municipals (identified cost $4,973,639)		5,725,290

U.S. Government & U.S. Government Agency Obligations — 22.8%

U.S. Treasury Bonds & Notes — 22.8%
0.500%, 7/31/2017 (1)	10,000,000	9,960,160
0.875%, 1/31/2017 (1)	2,000,000	2,032,188
0.875%, 7/31/2019 (1)	10,000,000	9,924,220
1.125%, 6/15/2013 (1)	15,000,000	15,113,085
1.250%, 1/31/2019 (1)	20,000,000	20,453,120
1.250%, 4/30/2019 (1)	10,000,000	10,201,560
1.500%, 12/31/2013 (1)	10,000,000	10,171,880
1.625%, 8/15/2022 (1)	30,000,000	30,178,140
2.750%, 8/15/2042 (1)	5,000,000	5,067,970
3.000%, 5/15/2042 (1)	15,000,000	16,021,875

Total U.S. Government & U.S. Government Agency Obligations (identified cost $126,691,342)		129,124,198

U.S. Government Agency-Mortgage Securities — 25.5%

Federal Home Loan Mortgage Corporation — 5.0%
4.000%, 4/1/2026	1,878,203	2,004,582
4.000%, 9/1/2026	1,166,422	1,244,907
4.000%, 10/1/2031 (1)	2,261,135	2,443,166
4.000%, 12/1/2040	609,493	663,417
4.500%, 11/1/2022	1,847,662	1,999,412
4.500%, 9/1/2031	1,021,420	1,114,233
4.500%, 9/1/2035 (1)	1,942,397	2,094,615
4.500%, 3/1/2039	707,764	776,499
4.500%, 5/1/2039 (1)	2,300,924	2,550,984
4.500%, 2/1/2040	594,783	642,137
4.500%, 2/1/2040 (1)	1,721,381	1,858,430
4.500%, 11/1/2040	1,350,240	1,481,370
4.500%, 2/1/2041 (1)	2,918,359	3,203,494
5.000%, 12/1/2022	318,408	344,903
5.000%, 12/1/2035	375,560	409,042
5.000%, 1/1/2038	269,047	291,857
5.000%, 3/1/2038	187,659	203,568
5.000%, 3/1/2038	818,631	888,033
5.000%, 1/1/2040	587,668	650,529
6.000%, 6/1/2037	1,248,393	1,370,753
6.000%, 11/1/2037	603,477	663,381
6.000%, 1/1/2038	1,164,503	1,280,097

		28,179,409

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Aggregate Bond Fund (continued)

Description	Shares or Principal Amount	Value

U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association — 19.9%
3.000%, 9/15/2027 (4)	$ 9,000,000	$ 9,496,404
3.002%, 8/1/2041 (3)	931,982	975,579
3.018%, 3/1/2041 (3)	899,572	945,304
3.115%, 5/1/2041 (3)	848,757	888,458
3.199%, 5/1/2041 (3)	826,145	870,349
3.265%, 7/1/2041 (1)(3)	2,000,576	2,108,467
3.500%, 10/15/2027 (4)	5,000,000	5,313,280
3.500%, 7/1/2032	992,742	1,060,352
3.500%, 12/1/2042 (4)	19,000,000	20,056,875
4.000%, 11/1/2031 (1)	1,378,834	1,490,773
4.000%, 11/1/2040	896,807	962,888
4.000%, 1/1/2041	1,375,503	1,476,856
4.000%, 2/1/2041 (1)	6,357,371	6,825,808
4.000%, 3/1/2041	379,726	412,941
4.000%, 8/1/2041	757,757	796,779
4.000%, 9/1/2041	736,464	774,390
4.000%, 11/1/2041	1,455,154	1,562,831
4.000%, 10/15/2042 (4)	4,000,000	4,284,376
4.500%, 6/1/2039	2,922,629	3,246,696
4.500%, 9/1/2039	2,386,642	2,583,409
4.500%, 7/1/2041	569,933	604,810
4.500%, 8/1/2041 (1)	1,735,163	1,886,894
4.500%, 8/1/2041	672,559	713,717
4.500%, 8/1/2041	692,109	734,462
4.500%, 8/1/2041	785,886	833,978
5.000%, 7/1/2022	1,610,770	1,750,363
5.000%, 3/1/2035	1,237,150	1,362,536
5.000%, 10/1/2035 (1)	3,235,505	3,549,825
5.000%, 2/1/2036	3,832,752	4,196,051
5.000%, 5/1/2042	1,934,959	2,125,626
5.000%, 9/15/2042 (4)	13,000,000	14,198,444
5.500%, 7/1/2036	1,226,977	1,355,550
5.500%, 8/1/2037 (1)	2,404,648	2,653,621
6.000%, 11/1/2038 (1)	1,115,275	1,235,010
6.000%, 5/1/2039 (1)	1,197,909	1,326,515
6.000%, 9/15/2042 (4)	7,000,000	7,713,398
6.500%, 11/1/2037	339,226	380,160

		112,753,775

Government National Mortgage Association — 0.6%
4.000%, 9/15/2042 (4)	3,000,000	3,291,093

Total U.S. Government Agency-Mortgage Securities (identified cost $141,598,029)		144,224,277

Short-Term Investments — 38.0%

Collateral Pool Investments for Securities on Loan — 33.1%

Collateral pool allocation (13)		187,201,893

Mutual Funds — 4.9%
BMO Prime Money Market Fund, Class I, 0.176% (11)	27,531,958	27,531,958

Total Short-Term Investments (identified cost $214,733,851)		214,733,851

Total Investments — 141.2% (identified cost $782,651,685)		798,858,730
Other Assets and Liabilities — (41.2)%		(233,254,543)

Total Net Assets — 100.0%		$565,604,187

TCH Core Plus Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 7.2%

Automobiles — 7.2%
Capital Auto Receivables Asset Trust, Class A4, (Series 2008-2), 5.420%, 12/15/2014	$ 221,229	$ 222,090
CarMax Auto Owner Trust, Class A4, (Series 2009-1), 5.810%, 12/16/2013	1,122,786	1,133,186
Ford Credit Auto Owner Trust, Class A4, (Series 2009-A), 6.070%, 5/15/2014	3,755,058	3,817,696
Ford Credit Auto Owner Trust, Class A4, (Series 2009-B), 4.500%, 7/15/2014	493,510	501,364
Ford Credit Auto Owner Trust, Class A4, (Series 2009-C), 4.430%, 11/15/2014	853,263	871,593
Harley-Davidson Motorcycle Trust, Class A4, (Series 2008-1), 4.900%, 12/15/2013	2,021	2,025
Nissan Auto Receivables Owner Trust, Class A4, (Series 2009-A), 4.740%, 8/17/2015	2,456,232	2,477,011
USAA Auto Owner Trust, Class A4, (Series 2009-1), 4.770%, 9/15/2014	1,331,215	1,333,435
Volkswagen Auto Loan Enhanced Trust, Class A4A, (Series 2008-2), 6.240%, 7/20/2015	978,494	988,914

Total Asset-Backed Securities (identified cost $11,425,853)		11,347,314

Commercial Mortgage Securities — 0.6%

Private Sponsor — 0.6%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (3)	500,000	597,181
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2005-CB13), 5.247%, 1/12/2043	379,948	381,089

Total Commercial Mortgage Securities (identified cost $694,292)		978,270

Corporate Bonds & Notes — 66.1%

Aerospace/Defense — 0.7%
Embraer SA, 5.150%, 6/15/2022	1,000,000	1,050,000

Agriculture — 1.7%
Altria Group, Inc., 10.200%, 2/6/2039	250,000	437,096
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	500,000	632,089
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,314,532
Reynolds American, Inc., 7.750%, 6/1/2018	250,000	314,975

		2,698,692

Auto Manufacturers — 1.3%
Daimler Finance North America LLC, 1.238%, 4/10/2014 (1)(3)(5)(6)	2,000,000	2,006,882

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks — 7.8%
Banco Bradesco SA/Cayman Islands, 5.750%, 3/1/2022 (5)(6)	$1,000,000	$ 1,057,500
BanColombia SA, 5.950%, 6/3/2021	750,000	830,625
Discover Bank, 7.000%, 4/15/2020 (1)	1,000,000	1,178,044
Export-Import Bank of Korea, 5.000%, 4/11/2022	1,000,000	1,158,780
Goldman Sachs Group, Inc., 5.750%, 1/24/2022 (1)	1,500,000	1,658,230
Goldman Sachs Group, Inc., 6.750%, 10/1/2037	750,000	783,283
Goldman Sachs Group, Inc., 7.500%, 2/15/2019 (1)	700,000	840,669
Korea Finance Corp., 4.625%, 11/16/2021	1,000,000	1,116,677
Morgan Stanley, 5.500%, 7/28/2021	1,500,000	1,540,555
Royal Bank of Canada, 1.147%, 10/30/2014 (3)	750,000	757,789
Wells Fargo & Co., 0.647%, 10/28/2015 (3)	1,500,000	1,473,142

		12,395,294

Beverages — 1.3%
Anheuser-Busch InBev Worldwide, Inc., 0.998%, 1/27/2014 (3)	1,000,000	1,007,352
PepsiCo, Inc., 4.650%, 2/15/2013	1,000,000	1,019,440

		2,026,792

Biotechnology — 0.2%
Amgen, Inc., 5.150%, 11/15/2041	250,000	273,999

Chemicals — 1.2%
Braskem America Finance Co., 7.125%, 7/22/2041 (5)(6)	1,000,000	1,040,000
Dow Chemical Co., 9.400%, 5/15/2039	500,000	818,763

		1,858,763

Diversified Financial Services — 5.5%
Blackstone Holdings Finance Co. LLC, 6.250%, 8/15/2042 (5)(6)	1,000,000	1,028,595
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (5)(6)	400,000	454,341
General Electric Capital Corp., 1.152%, 4/24/2014 (3)	2,500,000	2,514,187
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (5)(6)	300,000	323,961
Jefferies Group, Inc., 8.500%, 7/15/2019	250,000	286,875
Legg Mason, Inc., 5.500%, 5/21/2019 (5)(6)	1,000,000	1,062,274
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	250,000	291,956
NASDAQ OMX Group, Inc., 5.550%, 1/15/2020	1,000,000	1,072,406
SLM Corp., 7.250%, 1/25/2022	1,500,000	1,627,500

		8,662,095
Corporate Bonds & Notes (continued)

Electric — 3.1%
Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039 (5)(6)	$ 250,000	$ 269,925
CMS Energy Corp., 5.050%, 3/15/2022	1,000,000	1,088,794
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (5)(6)	1,000,000	1,122,500
Exelon Generation Co. LLC, 5.600%, 6/15/2042 (5)(6)	1,500,000	1,628,196
Puget Energy, Inc., 5.625%, 7/15/2022 (5)(6)	750,000	791,250

		4,900,665

Environmental Control — 0.2%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	322,198

Food — 4.0%
Ingredion, Inc., 6.625%, 4/15/2037	500,000	627,358
Kellogg Co., 5.125%, 12/3/2012	1,000,000	1,011,388
Kraft Foods, Inc., 6.000%, 2/11/2013	2,000,000	2,045,980
Ralcorp Holdings, Inc., 6.625%, 8/15/2039	1,500,000	1,607,185
Tyson Foods, Inc., 4.500%, 6/15/2022	1,000,000	1,015,000

		6,306,911

Forest Products & Paper — 0.6%
International Paper Co., 6.000%, 11/15/2041 (1)	500,000	598,033
International Paper Co., 8.700%, 6/15/2038	250,000	359,856

		957,889

Healthcare-Products — 0.3%
Hospira, Inc., 6.400%, 5/15/2015	500,000	554,323

Healthcare-Services — 1.9%
DaVita, Inc., 6.375%, 11/1/2018 (1)	500,000	535,000
DaVita, Inc., 6.625%, 11/1/2020	500,000	536,250
Humana, Inc., 8.150%, 6/15/2038	500,000	677,724
Quest Diagnostics, Inc., 1.318%, 3/24/2014 (3)	1,000,000	1,006,490
Quest Diagnostics, Inc., 6.400%, 7/1/2017	250,000	298,121

		3,053,585

Home Furnishings — 0.5%
Whirlpool Corp., 8.600%, 5/1/2014	700,000	778,327

Insurance — 6.5%
Aflac, Inc., 8.500%, 5/15/2019	700,000	941,027
Alleghany Corp., 4.950%, 6/27/2022	750,000	804,335
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	316,199
Berkshire Hathaway, Inc., 1.135%, 8/15/2014 (3)	1,000,000	1,012,159
ING US, Inc., 5.500%, 7/15/2022 (5)(6)	1,000,000	1,031,633
Lincoln National Corp., 7.000%, 6/15/2040	1,000,000	1,246,987
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	350,000	469,340
MetLife, Inc., 1.692%, 8/6/2013 (3)	500,000	505,259
Primerica, Inc., 4.750%, 7/15/2022	750,000	794,355

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance (continued)
Prudential Financial, Inc., 5.625%, 5/12/2041	$ 500,000	$ 557,811
Prudential Financial, Inc., 5.800%, 11/16/2041	1,000,000	1,148,821
Unum Group, 5.750%, 8/15/2042	1,500,000	1,549,797

		10,377,723

Internet — 0.7%
Expedia, Inc., 5.950%, 8/15/2020	1,000,000	1,096,805

Investment Companies — 1.5%
IPIC GMTN, Ltd., 5.000%, 11/15/2020 (5)(6)	1,000,000	1,096,250
IPIC GMTN, Ltd., 6.875%, 11/1/2041 (5)(6)	1,000,000	1,300,000

		2,396,250

Iron/Steel — 1.9%
ArcelorMittal, 5.750%, 3/1/2021 (1)(3)	750,000	712,732
ArcelorMittal, 7.250%, 10/15/2039 (3)	1,500,000	1,353,742
Cliffs Natural Resources, Inc., 4.800%, 10/1/2020 (1)	1,000,000	984,407

		3,050,881

Lodging — 0.4%
Wyndham Worldwide Corp., 7.375%, 3/1/2020	500,000	601,174

Media — 1.6%
CBS Corp., 8.875%, 5/15/2019 (1)	500,000	673,720
Time Warner Entertainment Co. LP, 8.875%, 10/1/2012	1,500,000	1,508,779
Viacom, Inc., 6.125%, 10/5/2017	250,000	301,849

		2,484,348

Mining — 0.6%
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014 (1)	350,000	396,467
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	400,000	549,352

		945,819

Oil & Gas — 5.7%
Chesapeake Energy Corp., 6.125%, 2/15/2021 (1)	1,000,000	997,500
Chesapeake Energy Corp., 6.775%, 3/15/2019 (1)	500,000	504,375
CNOOC Finance 2012, Ltd., 5.000%, 5/2/2042 (5)(6)	500,000	583,268
Dolphin Energy, Ltd., 5.500%, 12/15/2021 (5)(6)	1,500,000	1,708,500
Ecopetrol SA, 7.625%, 7/23/2019	500,000	647,500
Hess Corp., 8.125%, 2/15/2019 (1)	250,000	326,638
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	324,051
Pride International, Inc., 7.875%, 8/15/2040	1,000,000	1,462,819
Rowan Cos., Inc., 5.000%, 9/1/2017	500,000	542,108
Talisman Energy, Inc., 5.500%, 5/15/2042	500,000	551,495
Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Transocean, Inc., 7.350%, 12/15/2041	$ 500,000	$ 675,547
Transocean, Inc., 7.500%, 4/15/2031	250,000	308,032
Valero Energy Corp., 9.375%, 3/15/2019	250,000	334,894

		8,966,727

Oil & Gas Services — 0.2%
Weatherford International, Ltd., 9.625%, 3/1/2019 (1)	250,000	327,352

Packaging & Containers — 0.7%
Bemis Co., Inc., 6.800%, 8/1/2019	250,000	303,834
Sonoco Products Co., 5.750%, 11/1/2040	750,000	886,398

		1,190,232

Pipelines — 2.9%
El Paso Pipeline Partners Operating Co. LLC, 7.500%, 11/15/2040	750,000	978,146
Energy Transfer Partners LP, 6.500%, 2/1/2042	1,000,000	1,138,769
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	317,164
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	250,000	330,152
MarkWest Energy Partners LP, 5.500%, 2/15/2023 (1)	750,000	768,750
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	1,250,000	1,131,250

		4,664,231

Real Estate Investment Trusts — 1.3%
American Tower Corp., 4.700%, 3/15/2022 (1)	500,000	542,040
Entertainment Properties Trust, 5.750%, 8/15/2022	1,000,000	1,011,316
Health Care REIT, Inc., 6.500%, 3/15/2041	500,000	584,284

		2,137,640

Retail — 3.1%
Dollar General Corp., 4.125%, 7/15/2017	1,000,000	1,045,000
JC Penney Corp., Inc., 7.400%, 4/1/2037	500,000	432,500
Limited Brands, Inc., 7.600%, 7/15/2037	1,500,000	1,545,000
QVC, Inc., 5.125%, 7/2/2022 (5)(6)	1,500,000	1,575,252
Staples, Inc., 9.750%, 1/15/2014	250,000	279,313

		4,877,065

Semiconductors — 0.1%
KLA-Tencor Corp., 6.900%, 5/1/2018	100,000	120,359

Sovereign — 1.4%
MDC-GMTN B.V., 5.500%, 4/20/2021 (5)(6)	500,000	570,995
Poland Government International Bond, 5.000%, 3/23/2022 (1)	500,000	576,250

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Sovereign (continued)
Republic of Latvia, 5.250%, 2/22/2017 (5)(6)	$1,000,000	$ 1,081,300

		2,228,545

Telecommunications — 6.0%
British Telecommunications PLC, 1.593%, 12/20/2013 (3)	1,250,000	1,258,844
CenturyLink, Inc., 7.600%, 9/15/2039	2,000,000	2,072,218
Frontier Communications Corp., 8.125%, 10/1/2018	500,000	558,750
Frontier Communications Corp., 9.000%, 8/15/2031	500,000	527,500
Telecom Italia Capital SA, 7.721%, 6/4/2038 (1)	1,000,000	937,500
Telefonica Europe BV, 8.250%, 9/15/2030	1,530,000	1,572,075
Vivendi SA, 4.750%, 4/12/2022 (5)(6)	1,000,000	1,011,033
Windstream Corp., 7.000%, 3/15/2019 (1)	500,000	508,750
Windstream Corp., 7.500%, 6/1/2022	1,000,000	1,025,000

		9,471,670

Transportation — 0.6%
FedEx Corp., 8.000%, 1/15/2019	250,000	333,537
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (5)(6)	500,000	590,000

		923,537

Trucking & Leasing — 0.6%
Penske Truck Leasing, 4.875%, 7/11/2022 (5)(6)	1,000,000	1,002,115

Total Corporate Bonds & Notes (identified cost $95,547,050)		104,708,888

Municipals — 0.2%

California — 0.2%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	300,000	370,419

Total Municipals (identified cost $300,000)		370,419

U.S. Government & U.S. Government Agency Obligations — 6.9%

U.S. Treasury Bonds & Notes — 6.9%
0.625%, 7/15/2021 (1)	2,036,420	2,306,563
1.375%, 7/15/2018 (1)	2,128,440	2,479,467
1.750%, 1/15/2028	1,643,145	2,112,212
2.125%, 1/15/2019 (1)	1,603,320	1,952,794
4.250%, 11/15/2013 (1)	2,000,000	2,096,954

Total U.S. Government & U.S. Government Agency Obligations (identified cost $10,074,381)		10,947,990

U.S. Government Agency-Mortgage Securities — 11.4%

Federal Home Loan Mortgage Corporation — 3.5%
4.000%, 12/1/2039	$2,168,500	$ 2,321,049
4.000%, 3/1/2041	818,915	877,036
4.000%, 11/1/2041	1,796,773	1,925,419
5.000%, 2/1/2039	384,601	417,206

		5,540,710

Federal National Mortgage Association — 2.5%
4.000%, 2/1/2041	1,601,922	1,719,958
4.000%, 2/1/2041	1,426,333	1,531,431
6.000%, 12/1/2038	332,104	366,088
6.500%, 10/1/2037	336,176	383,029

		4,000,506

Government National Mortgage Association — 5.4%
4.000%, 10/15/2040	1,364,485	1,500,651
4.000%, 12/15/2040	2,212,445	2,433,231
4.000%, 4/15/2041	1,787,972	1,966,399
5.500%, 8/20/2038	908,382	978,795
5.500%, 2/15/2039	409,101	457,113
6.000%, 10/15/2038	182,638	205,761
6.000%, 12/15/2038	544,324	613,240
6.000%, 1/15/2039	261,348	294,437

		8,449,627

Total U.S. Government Agency-Mortgage Securities (identified cost $16,943,052)		17,990,843

Short-Term Investments — 21.9%

Collateral Pool Investments for Securities on Loan — 14.1%

Collateral pool allocation (13)		22,327,032

Mutual Funds — 4.9%
BMO Prime Money Market Fund, Class I, 0.176% (11)	7,800,389	7,800,389

U.S. Treasury Bills — 2.9%
0.080%, 9/17/2012 (9)	$2,500,000	2,499,918
0.090%, 10/4/2012 (1)(9)	2,000,000	1,999,870

		4,499,788

Total Short-Term Investments (identified cost $34,627,153)		34,627,209

Total Investments —114.3% (identified cost $169,611,781)		180,970,933
Other Assets and Liabilities — (14.3)%		(22,625,731)

Total Net Assets — 100.0%		$158,345,202

Monegy High Yield Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 94.8%

Advertising — 0.6%
Lamar Media Corp., 5.875%, 2/1/2022	$ 61,000	$ 64,965
Lamar Media Corp., 7.875%, 4/15/2018	300,000	333,000
MDC Partners, Inc., 11.000%, 11/1/2016	250,000	271,875

		669,840

Aerospace/Defense — 1.9%
AAR Corp., 7.250%, 1/15/2022 (5)(6)	195,000	196,706
Alliant Techsystems, Inc., 6.875%, 9/15/2020	300,000	323,250

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Aerospace/Defense (continued)
Moog, Inc., 7.250%, 6/15/2018	$223,000	$ 238,052
Spirit Aerosystems, Inc., 6.750%, 12/15/2020	300,000	327,750
TransDigm, Inc., 7.750%, 12/15/2018	577,000	645,519
Triumph Group, Inc., 8.000%, 11/15/2017	300,000	328,500

		2,059,777

Agriculture — 0.4%
Vector Group, Ltd., 11.000%, 8/15/2015	460,000	480,700

Airlines — 0.3%
Continental Airlines, Inc., 6.750%, 9/15/2015 (5)(6)	275,000	286,344

Apparel — 1.1%
Hanesbrands, Inc., 6.375%, 12/15/2020	475,000	517,750
Perry Ellis International, Inc., 7.875%, 4/1/2019	445,000	460,019
Quiksilver, Inc., 6.875%, 4/15/2015	257,000	246,720

		1,224,489

Auto Manufacturers — 1.5%
Chrysler Group LLC, Inc., 8.000%, 6/15/2019	615,000	651,900
Jaguar Land Rover PLC, 7.750%, 5/15/2018 (5)(6)	550,000	583,000
Oshkosh Corp., 8.250%, 3/1/2017	300,000	331,500
Oshkosh Corp., 8.500%, 3/1/2020	50,000	55,750

		1,622,150

Auto Parts & Equipment — 3.1%
Conti-Gummi Finance BV, 7.500%, 9/15/2017 (5)(6)(12)	250,000	338,788
Dana Holding Corp., 6.750%, 2/15/2021	320,000	346,400
Goodyear Tire & Rubber Co., 7.000%, 5/15/2022	68,000	71,060
Goodyear Tire & Rubber Co., 8.250%, 8/15/2020	183,000	201,300
Lear Corp., 8.125%, 3/15/2020	270,000	305,100
Meritor, Inc., 10.625%, 3/15/2018	250,000	260,312
Pittsburgh Glass Works LLC, 8.500%, 4/15/2016 (5)(6)	358,000	329,360
Titan International, Inc., 7.875%, 10/1/2017	250,000	263,125
Tomkins LLC, 9.000%, 10/1/2018	308,000	344,960
TRW Automotive, Inc., 8.875%, 12/1/2017 (5)(6)	260,000	290,550
Visteon Corp., 6.750%, 4/15/2019	567,000	579,049

		3,330,004

Banks — 0.7%
CIT Group, Inc., 5.375%, 5/15/2020	52,000	54,177
CIT Group, Inc., 5.500%, 2/15/2019 (5)(6)	564,000	589,380
CIT Group, Inc., 7.000%, 5/2/2017 (5)(6)	74,862	75,031

		718,588
Corporate Bonds & Notes (continued)

Beverages — 0.5%
Constellation Brands, Inc., 4.625%, 3/1/2023	$116,000	$ 118,610
Constellation Brands, Inc., 7.250%, 9/1/2016	65,000	74,425
Cott Beverages, Inc., 8.125%, 9/1/2018	13,000	14,381
Cott Beverages, Inc., 8.375%, 11/15/2017	300,000	329,625

		537,041

Biotechnology — 0.3%
STHI Holding Corp., 8.000%, 3/15/2018 (5)(6)	300,000	321,000

Building Materials — 1.8%
Gibraltar Industries, Inc., 8.000%, 12/1/2015	300,000	309,187
HeidelbergCement Finance BV, 8.500%, 10/31/2019 (12)	275,000	403,901
Interline Brands, Inc., 7.000%, 11/15/2018	300,000	320,625
Isabelle Acquisition Sub, Inc., 10.000%, 11/15/2018 (5)(6)	231,000	244,571
Louisiana-Pacific Corp., 7.500%, 6/1/2020	389,000	424,010
Texas Industries, Inc., 9.250%, 8/15/2020	223,000	239,168

		1,941,462

Chemicals — 2.4%
Ferro Corp., 7.875%, 8/15/2018	300,000	282,000
Fufeng Group, Ltd., 7.625%, 4/13/2016 (5)(6)	250,000	222,500
Huntsman International LLC, 8.625%, 3/15/2020	300,000	343,500
Ineos Finance PLC, 7.500%, 5/1/2020 (5)(6)	70,000	71,750
Ineos Finance PLC, 8.375%, 2/15/2019 (5)(6)	215,000	227,094
Kraton Polymers LLC, 6.750%, 3/1/2019	300,000	309,000
Olin Corp., 8.875%, 8/15/2019	528,000	597,960
PolyOne Corp., 7.375%, 9/15/2020	216,000	237,060
Tronox Finance LLC, 6.375%, 8/15/2020 (5)(6)	236,000	239,245

		2,530,109

Coal — 1.8%
Alpha Natural Resources, Inc., 6.000%, 6/1/2019	300,000	271,500
Arch Coal, Inc., 7.250%, 6/15/2021	325,000	294,938
Consol Energy, Inc., 8.000%, 4/1/2017	74,000	80,105
Consol Energy, Inc., 8.250%, 4/1/2020	397,000	429,752
Peabody Energy Corp., 6.250%, 11/15/2021 (5)(6)	250,000	255,625
Penn Virginia Resource Partners LP, 8.250%, 4/15/2018	300,000	306,000
SunCoke Energy, Inc., 7.625%, 8/1/2019	335,000	340,025

		1,977,945

Commercial Services — 7.5%
American Reprographics Co., 10.500%, 12/15/2016	250,000	260,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Commercial Services (continued)
Avis Budget Car Rental LLC, 8.250%, 1/15/2019	$238,000	$ 258,230
Avis Budget Car Rental LLC, 8.250%, 1/15/2019 (5)(6)	21,000	22,785
Cardtronics, Inc., 8.250%, 9/1/2018	290,000	323,350
CoreLogic, Inc., 7.250%, 6/1/2021	300,000	322,500
Deluxe Corp., 7.000%, 3/15/2019	447,000	472,144
FTI Consulting, Inc., 6.750%, 10/1/2020	316,000	338,910
Geo Group, Inc., 6.625%, 2/15/2021	325,000	346,531
Great Lakes Dredge & Dock Corp., 7.375%, 2/1/2019	264,000	277,860
H&E Equipment Services, Inc., 7.000%, 9/1/2022 (5)(6)	57,000	59,280
Hertz Corp., 6.750%, 4/15/2019 (5)(6)	63,000	66,465
Hertz Corp., 7.500%, 10/15/2018	300,000	325,125
Iron Mountain, Inc., 5.750%, 8/15/2024	170,000	172,550
Iron Mountain, Inc., 7.750%, 10/1/2019	500,000	562,500
Live Nation Entertainment, Inc., 7.000%, 9/1/2020 (5)(6)	183,000	187,804
Live Nation Entertainment, Inc., 8.125%, 5/15/2018 (5)(6)	613,000	658,975
Monitronics International, Inc., 9.125%, 4/1/2020	288,000	295,200
PHH Corp., 7.375%, 9/1/2019	78,000	80,925
PHH Corp., 9.250%, 3/1/2016	371,000	410,882
Rent-A-Center, Inc., 6.625%, 11/15/2020	455,000	492,537
RR Donnelley & Sons Co., 7.625%, 6/15/2020	135,000	135,338
RR Donnelley & Sons Co., 8.600%, 8/15/2016	300,000	330,000
Service Corp. International, 7.000%, 5/15/2019	425,000	467,500
United Rentals Merger Sub Corp., 7.375%, 5/15/2020 (5)(6)	33,000	35,063
United Rentals Merger Sub Corp., 7.625%, 4/15/2022 (5)(6)	110,000	119,075
United Rentals Merger Sub Corp., 8.250%, 2/1/2021	241,000	263,895
United Rentals Merger Sub Corp., 8.375%, 9/15/2020	300,000	322,500
United Rentals Merger Sub Corp., 9.250%, 12/15/2019	25,000	28,250
Valassis Communications, Inc., 6.625%, 2/1/2021	414,000	416,070

		8,052,244

Computers — 1.0%
Seagate HDD Cayman, 7.000%, 11/1/2021	397,000	426,775
Seagate HDD Cayman, 7.750%, 12/15/2018	122,000	134,505
SunGard Data Systems, Inc., 7.375%, 11/15/2018	300,000	320,250
SunGard Data Systems, Inc., 7.625%, 11/15/2020	203,000	218,733

		1,100,263
Corporate Bonds & Notes (continued)

Cosmetics/Personal Care — 0.6%
Elizabeth Arden, Inc., 7.375%, 3/15/2021	$359,000	$ 400,285
Revlon Consumer Products Corp., 9.750%, 11/15/2015	265,000	282,225

		682,510

Diversified Financial Services — 2.5%
Aircastle, Ltd., 7.625%, 4/15/2020	185,000	205,812
Aircastle, Ltd., 9.750%, 8/1/2018	271,000	312,327
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	600,000	745,144
International Lease Finance Corp., 5.875%, 4/1/2019	287,000	297,368
International Lease Finance Corp., 8.875%, 9/1/2017	552,000	643,770
National Money Mart Co., 10.375%, 12/15/2016	460,000	515,775

		2,720,196

Electric — 2.6%
AES Corp., 7.375%, 7/1/2021	42,000	48,300
AES Corp., 8.000%, 10/15/2017	300,000	351,750
Atlantic Power Corp., 9.000%, 11/15/2018	403,000	423,150
Calpine Corp., 7.500%, 2/15/2021 (5)(6)	650,000	724,750
GenOn Energy, Inc., 7.875%, 6/15/2017	132,000	140,085
GenOn Energy, Inc., 9.500%, 10/15/2018	381,000	421,957
NRG Energy, Inc., 8.250%, 9/1/2020	600,000	649,500

		2,759,492

Electrical Components & Equipment — 1.3%
Anixter, Inc., 5.625%, 5/1/2019	497,000	521,850
Belden, Inc., 5.500%, 9/1/2022 (5) (6)	419,000	422,142
WESCO Distribution, Inc., 7.500%, 10/15/2017	437,000	447,925

		1,391,917

Engineering & Construction — 0.6%
Abengoa Finance SAU, 8.875%, 11/1/2017 (5)(6)	200,000	174,000
Dycom Investments, Inc., 7.125%, 1/15/2021	220,000	240,900
MasTec, Inc., 7.625%, 2/1/2017	206,000	215,270
Tutor Perini Corp., 7.625%, 11/1/2018	34,000	34,850

		665,020

Entertainment — 2.6%
Cinemark USA, Inc., 7.375%, 6/15/2021	200,000	224,500
Cinemark USA, Inc., 8.625%, 6/15/2019	300,000	337,500
National CineMedia LLC, 7.875%, 7/15/2021	502,000	545,925
Penn National Gaming, Inc., 8.750%, 8/15/2019	488,000	547,170
Regal Entertainment Group, 9.125%, 8/15/2018	500,000	560,000
Speedway Motorsports, Inc., 6.750%, 2/1/2019	250,000	264,687
Vail Resorts, Inc., 6.500%, 5/1/2019	250,000	271,250

		2,751,032

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Environmental Control — 0.3%
Darling International, Inc., 8.500%, 12/15/2018	$245,000	$ 278,688

Food — 2.9%
B&G Foods, Inc., 7.625%, 1/15/2018	166,000	180,836
Dean Foods Co., 7.000%, 6/1/2016	233,000	248,436
Dean Holding Co., 6.900%, 10/15/2017	600,000	631,500
Del Monte Corp., 7.625%, 2/15/2019	400,000	401,500
Ingles Markets, Inc., 8.875%, 5/15/2017	107,000	116,095
JBS USA LLC, 7.250%, 6/1/2021 (5)(6)	505,000	464,600
JBS USA LLC, 8.250%, 2/1/2020 (5)(6)	162,000	155,520
Smithfield Foods, Inc., 7.750%, 7/1/2017	680,000	762,450
TreeHouse Foods, Inc., 7.750%, 3/1/2018	135,000	147,488

		3,108,425

Forest Products & Paper — 1.1%
Clearwater Paper Corp., 7.125%, 11/1/2018	333,000	365,467
Longview Fibre Paper & Packaging, Inc., 8.000%, 6/1/2016 (5)(6)	266,000	276,640
Sappi Papier Holding GmbH, 6.625%, 4/15/2021 (5)(6)	200,000	186,000
Sappi Papier Holding GmbH, 7.750%, 7/15/2017 (5)(6)	300,000	314,625

		1,142,732

Healthcare-Products — 1.5%
Alere, Inc., 9.000%, 5/15/2016	500,000	520,000
Hanger, Inc., 7.125%, 11/15/2018	331,000	346,722
Hologic, Inc., 6.250%, 8/1/2020 (5)(6)	54,000	57,443
Physio-Control International, Inc., 9.875%, 1/15/2019 (5)(6)	235,000	254,975
Teleflex, Inc., 6.875%, 6/1/2019	400,000	430,000

		1,609,140

Healthcare-Services — 3.5%
AMERIGROUP Corp., 7.500%, 11/15/2019	166,000	194,220
CHS/Community Health Systems, Inc., 8.000%, 11/15/2019	471,000	511,035
DaVita, Inc., 6.625%, 11/1/2020	300,000	321,750
Fresenius Medical Care U.S. Finance, Inc., 6.500%, 9/15/2018 (5)(6)	186,000	209,483
Gentiva Health Services, Inc., 11.500%, 9/1/2018	95,000	88,113
HCA, Inc., 5.875%, 3/15/2022	123,000	131,456
HCA, Inc., 7.500%, 2/15/2022	475,000	530,812
Health Management Associates, Inc., 7.375%, 1/15/2020 (5)(6)	496,000	533,200
HealthSouth Corp., 8.125%, 2/15/2020	446,000	492,273
Select Medical Corp., 7.625%, 2/1/2015	353,000	358,074
Tenet Healthcare Corp., 8.000%, 8/1/2020	320,000	340,800

		3,711,216
Corporate Bonds & Notes (continued)

Holding Companies-Diversified — 0.3%
Boart Longyear Management Pty, Ltd., 7.000%, 4/1/2021 (5)(6)	$280,000	$ 291,900

Home Builders — 0.8%
KB Home, 7.500%, 9/15/2022	54,000	56,025
KB Home, 8.000%, 3/15/2020	186,000	199,950
Meritage Homes Corp., 7.150%, 4/15/2020	275,000	292,875
Ryland Group, Inc., 6.625%, 5/1/2020	263,000	278,780
Ryland Group, Inc., 8.400%, 5/15/2017	32,000	37,120

		864,750

Household Products/Wares — 3.1%
American Greetings Corp., 7.375%, 12/1/2021	512,000	563,200
Central Garden and Pet Co., 8.250%, 3/1/2018	605,000	635,250
Jarden Corp., 7.500%, 1/15/2020	600,000	666,000
Prestige Brands, Inc., 8.125%, 2/1/2020	377,000	419,412
Prestige Brands, Inc., 8.250%, 4/1/2018	150,000	165,375
Scotts Miracle-Gro Co., 6.625%, 12/15/2020	332,000	358,145
Spectrum Brands, Inc., 6.750%, 3/15/2020 (5)(6)	492,000	518,445

		3,325,827

Internet — 0.5%
Equinix, Inc., 7.000%, 7/15/2021	450,000	506,813
Netflix, Inc., 8.500%, 11/15/2017	22,000	23,650

		530,463

Iron/Steel — 0.8%
APERAM, 7.375%, 4/1/2016 (5)(6)	250,000	219,375
Commercial Metals Co., 7.350%, 8/15/2018	271,000	283,872
Steel Dynamics, Inc., 6.375%, 8/15/2022 (5)(6)	27,000	28,080
Steel Dynamics, Inc., 7.625%, 3/15/2020	255,000	278,588

		809,915

Leisure Time — 0.5%
Brunswick Corp., 7.375%, 9/1/2023	202,000	208,313
Royal Caribbean Cruises, Ltd., 7.250%, 6/15/2016	300,000	332,250

		540,563

Lodging — 1.7%
Gaylord Entertainment Co., 6.750%, 11/15/2014	294,000	295,470
Marina District Finance Co., Inc., 9.500%, 10/15/2015	523,000	520,385
MGM Resorts International, 7.500%, 6/1/2016	300,000	314,625
MGM Resorts International, 7.750%, 3/15/2022	213,000	215,662
MGM Resorts International, 8.625%, 2/1/2019 (5)(6)	109,000	116,630
Wynn Las Vegas LLC, 5.375%, 3/15/2022 (5)(6)	50,000	51,375
Wynn Las Vegas LLC, 7.750%, 8/15/2020	300,000	336,750

		1,850,897

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Machinery-Diversified — 0.3%
Altra Holdings, Inc., 8.125%, 12/1/2016	$335,000	$ 360,963

Media — 4.2%
AMC Networks, Inc., 7.750%, 7/15/2021	345,000	392,437
Block Communications, Inc., 7.250%, 2/1/2020 (5)(6)	334,000	353,205
Cablevision Systems Corp., 7.750%, 4/15/2018	249,000	270,788
Cablevision Systems Corp., 8.000%, 4/15/2020	358,000	398,275
CCO Holdings LLC, 7.375%, 6/1/2020	580,000	646,700
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	17,000	16,320
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	116,000	113,100
DISH DBS Corp., 7.875%, 9/1/2019	750,000	865,312
Gannett Co., Inc., 7.125%, 9/1/2018	97,000	106,943
Gannett Co., Inc., 9.375%, 11/15/2017	300,000	338,250
Unitymedia Hessen GmbH & Co. KG, 8.125%, 12/1/2017 (5)(6)	400,000	435,000
XM Satellite Radio, Inc., 7.625%, 11/1/2018 (5)(6)	523,000	580,530

		4,516,860

Mining — 0.7%
FMG Resources August 2006 Pty, Ltd., 7.000%, 11/1/2015 (5)(6)	490,000	483,875
Vulcan Materials Co., 7.500%, 6/15/2021	259,000	289,433

		773,308

Miscellaneous Manufacturing — 0.8%
Koppers, Inc., 7.875%, 12/1/2019	359,000	394,003
SPX Corp., 6.875%, 9/1/2017	425,000	473,875

		867,878

Office Furnishings — 0.2%
Interface, Inc., 7.625%, 12/1/2018	244,000	263,520

Oil & Gas — 9.5%
Berry Petroleum Co., 6.750%, 11/1/2020	352,000	378,400
Bill Barrett Corp., 7.000%, 10/15/2022	80,000	79,800
Bill Barrett Corp., 7.625%, 10/1/2019	300,000	313,500
BreitBurn Energy Partners LP, 7.875%, 4/15/2022 (5)(6)	55,000	56,375
BreitBurn Energy Partners LP, 8.625%, 10/15/2020	331,000	357,480
Calumet Specialty Products Partners LP, 9.375%, 5/1/2019	396,000	417,780
Chesapeake Energy Corp., 6.125%, 2/15/2021	14,000	13,965
Chesapeake Energy Corp., 6.625%, 8/15/2020	318,000	328,335
Chesapeake Energy Corp., 6.775%, 3/15/2019	164,000	165,435
Chesapeake Energy Corp., 6.875%, 8/15/2018	125,000	129,375
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019 (5)(6)	300,000	289,500
Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Cimarex Energy Co., 5.875%, 5/1/2022	$126,000	$ 135,450
Comstock Resources, Inc., 8.375%, 10/15/2017	305,000	312,625
Concho Resources, Inc., 6.500%, 1/15/2022	379,000	411,215
Continental Resources, Inc., 5.000%, 9/15/2022 (5)(6)	157,000	163,869
Denbury Resources, Inc., 6.375%, 8/15/2021	425,000	461,125
Energy XXI Gulf Coast, Inc., 7.750%, 6/15/2019	220,000	234,850
Energy XXI Gulf Coast, Inc., 9.250%, 12/15/2017	290,000	324,800
EP Energy LLC, 9.375%, 5/1/2020 (5)(6)	230,000	250,413
EV Energy Partners LP, 8.000%, 4/15/2019	386,000	400,475
EXCO Resources, Inc., 7.500%, 9/15/2018	250,000	228,750
Frontier Oil Corp., 6.875%, 11/15/2018	400,000	427,000
Hercules Offshore, Inc., 7.125%, 4/1/2017 (5)(6)	169,000	174,281
Linn Energy LLC, 6.250%, 11/1/2019 (5)(6)	15,000	14,831
Linn Energy LLC, 7.750%, 2/1/2021	384,000	402,240
Linn Energy LLC, 8.625%, 4/15/2020	210,000	227,850
Oasis Petroleum, Inc., 6.875%, 1/15/2023	405,000	416,137
Parker Drilling Co., 9.125%, 4/1/2018	275,000	296,312
Plains Exploration & Production Co., 6.750%, 2/1/2022	405,000	439,425
QEP Resources, Inc., 6.875%, 3/1/2021	447,000	507,345
SandRidge Energy, Inc., 7.500%, 3/15/2021 (5)(6)	178,000	181,115
SandRidge Energy, Inc., 7.500%, 2/15/2023 (5)(6)	104,000	104,780
Stone Energy Corp., 8.625%, 2/1/2017	224,000	236,320
Swift Energy Co., 7.875%, 3/1/2022	485,000	506,825
Tesoro Corp., 9.750%, 6/1/2019	223,000	258,123
Unit Corp., 6.625%, 5/15/2021	273,000	278,460
Unit Corp., 6.625%, 5/15/2021 (5)(6)	33,000	33,660
W&T Offshore, Inc., 8.500%, 6/15/2019	260,000	281,450

		10,239,671

Oil & Gas Services — 2.1%
Calfrac Holdings LP, 7.500%, 12/1/2020 (5)(6)	300,000	295,500
Cie Generale de Geophysique —Veritas, 6.500%, 6/1/2021	550,000	575,437
Key Energy Services, Inc., 6.750%, 3/1/2021 (5)(6)	18,000	18,315
Key Energy Services, Inc., 6.750%, 3/1/2021	150,000	153,375
Petroleum Geo-Services ASA, 7.375%, 12/15/2018 (5)(6)	250,000	268,125
Pioneer Energy Services Corp., 9.875%, 3/15/2018	265,000	288,188
SESI LLC, 7.125%, 12/15/2021	350,000	391,125

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Oil & Gas Services (continued)
Trinidad Drilling, Ltd., 7.875%, 1/15/2019 (5)(6)	$261,000	$ 281,880

		2,271,945

Packaging & Containers — 1.1%
AEP Industries, Inc., 8.250%, 4/15/2019	364,000	389,480
Greif, Inc., 6.750%, 2/1/2017	265,000	289,512
Greif, Inc., 7.750%, 8/1/2019	100,000	115,000
Sealed Air Corp., 8.125%, 9/15/2019 (5)(6)	55,000	61,463
Sealed Air Corp., 8.375%, 9/15/2021 (5)(6)	300,000	339,000

		1,194,455

Pharmaceuticals — 3.4%
Elan Finance PLC, 8.750%, 10/15/2016	400,000	436,000
Endo Health Solutions, Inc., 7.000%, 12/15/2020	47,000	51,171
Endo Health Solutions, Inc., 7.250%, 1/15/2022	425,000	463,781
Grifols, Inc., 8.250%, 2/1/2018	340,000	375,700
Mylan, Inc., 7.875%, 7/15/2020 (5)(6)	300,000	340,500
NBTY, Inc., 9.000%, 10/1/2018	453,000	508,493
Omnicare, Inc., 7.750%, 6/1/2020	310,000	343,325
Valeant Pharmaceuticals International, 6.875%, 12/1/2018 (5)(6)	300,000	317,250
Valeant Pharmaceuticals International, 7.250%, 7/15/2022 (5)(6)	100,000	103,750
Warner Chilcott Co. LLC, 7.750%, 9/15/2018	685,000	741,512

		3,681,482

Pipelines — 2.8%
Atlas Pipeline Partners LP, 8.750%, 6/15/2018	342,000	368,505
Copano Energy LLC, 7.125%, 4/1/2021	332,000	348,600
Crosstex Energy LP, 8.875%, 2/15/2018	250,000	267,344
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019	268,000	262,640
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019 (5)(6)	132,000	129,360
El Paso LLC, 7.250%, 6/1/2018	250,000	289,931
Genesis Energy LP, 7.875%, 12/15/2018	320,000	338,400
Holly Energy Partners LP, 6.500%, 3/1/2020 (5)(6)	42,000	43,995
Holly Energy Partners LP, 8.250%, 3/15/2018	300,000	326,250
MarkWest Energy Partners LP, 5.500%, 2/15/2023	93,000	95,325
MarkWest Energy Partners LP, 6.500%, 8/15/2021	250,000	269,375
Targa Resources Partners LP, 6.375%, 8/1/2022 (5)(6)	250,000	262,500

		3,002,225
Corporate Bonds & Notes (continued)

Real Estate — 0.3%
CBRE Services, Inc., 6.625%, 10/15/2020	$250,000	$ 274,375

Real Estate Investment Trusts — 0.6%
MPT Operating Partnership LP, 6.375%, 2/15/2022	159,000	168,540
MPT Operating Partnership LP, 6.875%, 5/1/2021	298,000	325,565
Omega Healthcare Investors, Inc., 5.875%, 3/15/2024 (5)(6)	70,000	74,900
Potlatch Corp., 7.500%, 11/1/2019	59,000	62,983

		631,988

Retail — 4.9%
AmeriGas Finance LLC, 6.750%, 5/20/2020	130,000	138,775
AmeriGas Finance LLC, 7.000%, 5/20/2022	8,000	8,560
AmeriGas Partners LP, 6.500%, 5/20/2021	250,000	263,125
Asbury Automotive Group, Inc., 8.375%, 11/15/2020	320,000	355,200
AutoNation, Inc., 6.750%, 4/15/2018	360,000	405,900
Brown Shoe Co., Inc., 7.125%, 5/15/2019	364,000	375,830
Dillard’s, Inc., 7.130%, 8/1/2018	491,000	527,825
DineEquity, Inc., 9.500%, 10/30/2018	400,000	451,000
Limited Brands, Inc., 5.625%, 2/15/2022	137,000	144,878
Limited Brands, Inc., 7.000%, 5/1/2020	300,000	339,375
Pantry, Inc., 8.375%, 8/1/2020 (5)(6)	173,000	179,271
Penske Automotive Group, Inc., 5.750%, 10/1/2022 (5)(6)	236,000	241,900
RadioShack Corp., 6.750%, 5/15/2019	98,000	66,763
Ruby Tuesday, Inc., 7.625%, 5/15/2020 (5)(6)	275,000	259,187
Sally Holdings LLC, 6.875%, 11/15/2019	300,000	336,750
Sears Holdings Corp., 6.625%, 10/15/2018	568,000	515,460
Sonic Automotive, Inc., 7.000%, 7/15/2022 (5)(6)	161,000	172,471
Sonic Automotive, Inc., 9.000%, 3/15/2018	193,000	211,818
Suburban Propane Partners LP, 7.500%, 10/1/2018 (5)(6)	261,000	282,532

		5,276,620

Semiconductors — 0.7%
Advanced Micro Devices, Inc., 7.500%, 8/15/2022 (5)(6)	52,000	51,480
Advanced Micro Devices, Inc., 7.750%, 8/1/2020	196,000	200,900
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	500,000	527,500

		779,880

Software — 0.8%
Audatex North America, Inc., 6.750%, 6/15/2018 (5)(6)	239,000	257,523
Fidelity National Information Services, Inc., 7.625%, 7/15/2017	250,000	276,250
MedAssets, Inc., 8.000%, 11/15/2018	222,000	240,870

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Software (continued)
Nuance Communications, Inc., 5.375%, 8/15/2020 (5)(6)	$ 54,000	$ 55,485

		830,128

Storage/Warehousing — 0.5%
Mobile Mini, Inc., 7.875%, 12/1/2020	494,000	532,285

Telecommunications — 8.3%
CenturyLink, Inc., 5.800%, 3/15/2022	250,000	268,198
Earthlink, Inc., 8.875%, 5/15/2019	541,000	547,762
Frontier Communications Corp., 8.250%, 4/15/2017	600,000	672,000
Frontier Communications Corp., 9.250%, 7/1/2021	254,000	290,830
GCI, Inc., 6.750%, 6/1/2021	101,000	99,485
GCI, Inc., 8.625%, 11/15/2019	300,000	324,750
Hughes Satellite Systems Corp., 6.500%, 6/15/2019	79,000	85,024
Hughes Satellite Systems Corp., 7.625%, 6/15/2021	300,000	333,000
Inmarsat Finance PLC, 7.375%, 12/1/2017 (5)(6)	200,000	218,500
ITC Deltacom, Inc., 10.500%, 4/1/2016	16,000	17,320
Level 3 Communications, Inc., 8.875%, 6/1/2019 (5)(6)	33,000	33,784
Level 3 Financing, Inc., 8.125%, 7/1/2019	197,000	207,342
Level 3 Financing, Inc., 8.625%, 7/15/2020	258,000	277,027
MetroPCS Wireless, Inc., 6.625%, 11/15/2020	330,000	342,787
MetroPCS Wireless, Inc., 7.875%, 9/1/2018	300,000	324,000
NII Capital Corp., 7.625%, 4/1/2021	247,000	192,043
Qwest Communications International, Inc., 7.125%, 4/1/2018	300,000	320,175
SBA Telecommunications, Inc., 5.750%, 7/15/2020 (5)(6)	41,000	42,999
SBA Telecommunications, Inc., 8.250%, 8/15/2019	250,000	278,750
Sprint Nextel Corp., 6.000%, 12/1/2016	35,000	35,875
Sprint Nextel Corp., 7.000%, 3/1/2020 (5)(6)	103,000	113,043
Sprint Nextel Corp., 7.000%, 8/15/2020	450,000	461,812
Sprint Nextel Corp., 9.000%, 11/15/2018 (5)(6)	264,000	312,180
tw telecom holdings, Inc., 8.000%, 3/1/2018	300,000	334,500
ViaSat, Inc., 6.875%, 6/15/2020	668,000	688,875
Virgin Media Finance PLC, 8.375%, 10/15/2019	325,000	368,875
West Corp., 7.875%, 1/15/2019	375,000	373,125
Wind Acquisition Finance SA, 7.250%, 2/15/2018 (5)(6)	435,000	402,375
Windstream Corp., 7.500%, 4/1/2023	140,000	142,100
Windstream Corp., 7.750%, 10/1/2021	600,000	633,000
Windstream Corp., 7.875%, 11/1/2017	125,000	136,563

		8,878,099
Corporate Bonds & Notes (continued)

Transportation — 1.5%
Air Medical Group Holdings Merger Sub, Inc., 9.250%, 11/1/2018 (5)(6)	$120,000	$ 130,500
Bristow Group, Inc., 7.500%, 9/15/2017	490,000	508,375
Gulfmark Offshore, Inc., 6.375%, 3/15/2022 (5)(6)	440,000	449,900
Martin Midstream Partners LP, 8.875%, 4/1/2018	348,000	367,140
PHI, Inc., 8.625%, 10/15/2018	167,000	173,680

		1,629,595

Total Corporate Bonds & Notes (identified cost $99,064,885)		101,891,916

Short-Term Investments — 3.5%

Mutual Funds — 3.5%
BMO Prime Money Market Fund, Class I, 0.176% (11)	3,737,143	3,737,143

Total Short-Term Investments (identified cost $3,737,143)		3,737,143

Total Investments — 98.3% (identified cost $102,802,028)		105,629,059
Other Assets and Liabilities — 1.7%		1,843,072

Total Net Assets — 100.0%		$107,472,131

Government Money Market Fund

Description	Principal Amount	Value
Municipals — 29.4%

Arizona — 4.0%
Maricopa County Industrial Development Authority, FNMA, 0.170%, 9/15/2035 (3)	$17,265,000	$17,265,000

California — 15.6%
Abag Finance Authority for Nonprofit Corps., FNMA, 0.200%, 7/15/2035 (3)(7)	5,000,000	5,000,000
California Statewide Communities Development Authority, FNMA, 0.150%, 12/15/2037 (3)(7)	19,000,000	19,000,000
City of Concord, FHLMC, 0.200%, 12/1/2016 (3)(7)	4,010,000	4,010,000
Puttable Floating Option Tax-Exempt Receipts, FHLMC, 0.370%, 5/1/2044 (3)(7)	4,985,000	4,985,000
San Francisco City & County Redevelopment Agency, FNMA, 0.150%, 6/15/2034 (3)(7)	16,100,000	16,100,000
Santa Cruz Redevelopment Agency, FNMA, 0.160%, 8/15/2035 (3)(7)	19,000,000	19,000,000

		68,095,000

Federal Home Loan Mortgage Corporation — 4.3%
Federal Home Loan Mortgage Corp., 0.220%, 7/15/2050 (3)(7)	18,850,000	18,850,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Government Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Georgia — 2.3%
Puttable Floating Option Tax-Exempt Receipts, FHLMC, 0.370%, 9/1/2048 (3)(7)	$10,075,000	$ 10,075,000

Maryland — 3.2%
Prince Georges County Housing Authority, FHLMC, 0.210%, 2/1/2040 (3)(7)	13,900,000	13,900,000

Total Municipals		128,185,000

Repurchase Agreements — 41.9%
Agreement with Barclays Capital, Inc., 0.190%, dated 8/31/2012, to be repurchased at $60,001,267 on 9/4/2012, collateralized by U.S. Government Treasury Obligations with various maturities to 11/15/2019, with a market value of $61,200,099	60,000,000	60,000,000
Agreement with Deutsche Bank Securities, Inc., 0.210%, dated 8/31/2012, to be repurchased at $80,001,867 on 9/4/2012, collateralized by U.S. Government Agency Obligations with various maturities to 3/1/2042, with a market value of $81,600,001	80,000,000	80,000,000
Agreement with Fixed Income Clearing Corp., 0.070%, dated 8/31/2012, to be repurchased at $22,958,190 on 9/4/2012, collateralized by a U.S. Government Treasury Obligation with a maturity of 5/15/2018, with a market value of $23,419,413	22,958,011	22,958,011
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.180%, dated 8/31/2012, to be repurchased at $20,000,400 on 9/4/2012, collateralized by a U.S. Government Treasury Obligation with a maturity of 8/22/2013, with a market value of $20,400,050	20,000,000	20,000,000

Total Repurchase Agreements		182,958,011

U.S. Government & U.S. Government Agency Obligations — 28.7%

Federal Home Loan Bank — 13.8%
0.180%, 2/1/2013	10,000,000	9,999,655
0.210%, 1/3/2013	10,000,000	10,000,000
0.250%, 7/1/2013	10,000,000	9,997,211
0.300%, 6/14/2013	10,000,000	10,000,000
0.315%, 4/11/2013 (3)	10,000,000	10,000,000
0.325%, 4/11/2013 (3)	10,000,000	10,000,000

		59,996,866
U.S. Government & U.S. Government Agency Obligations (continued)

Federal Home Loan Mortgage Corporation — 9.2%
0.140%, 1/7/2013 (9)	$10,000,000	$ 9,995,022
0.170%, 1/9/2013 (9)	10,000,000	9,993,878
0.280%, 10/12/2012 (3)	20,000,000	20,000,000

		39,988,900

Federal National Mortgage Association — 5.7%
0.268%, 9/17/2012 (3)	15,000,000	14,999,862
0.310%, 1/10/2013 (3)	10,000,000	10,002,598

		25,002,460

Total U.S. Government & U.S. Government Agency Obligations		124,988,226

Total Investments — 100.0% (at amortized cost)		436,131,237
Other Assets and Liabilities — 0.0%		(12,041)

Total Net Assets — 100.0%		$436,119,196

Tax-Free Money Market Fund

Description	Principal Amount	Value

Municipals — 98.3%

Alabama — 5.8%
Chatom Industrial Development Board, 0.600%, 12/1/2024 (3)	$ 8,000,000	$ 8,000,000
Chatom Industrial Development Board, 0.600%, 8/1/2037 (3)	11,500,000	11,500,000
Chatom Industrial Development Board, 0.600%, 11/15/2038 (3)	2,605,000	2,605,000
City of Gardendale, 0.270%, 10/1/2032 (3)	1,465,000	1,465,000
City of Gardendale, 0.270%, 10/1/2032 (3)	1,584,000	1,584,000
City of Gardendale, 0.270%, 10/1/2032 (3)	3,200,000	3,200,000
Mobile Industrial Development Board, 0.580%, 9/13/2013 (3)	15,000,000	15,000,000

		43,354,000

California — 8.3%
California State University, FSA, 0.270%, 5/1/2015 (3)	9,210,000	9,210,000
Fontana Unified School District, 0.270%, 2/1/2016 (3)	3,765,000	3,765,000
JP Morgan Chase Putters/Drivers Trust, 0.210%, 5/30/2013 (3)(5)(6)	10,300,000	10,300,000
Sacramento Unified School District, 2.000%, 10/1/2012	19,250,000	19,273,906
State of California, 0.350%, 3/1/2035 (3)	12,250,000	12,250,000
Sweetwater Union High School District, 0.270%, 8/1/2013 (3)	7,120,000	7,120,000

		61,918,906

Colorado — 2.2%
Colorado Health Facilities Authority, 0.230%, 1/1/2035 (3)	6,000,000	6,000,000
Colorado Housing & Finance Authority, 0.180%, 4/1/2038 (3)	6,550,000	6,550,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Puttable Floating Option Tax-Exempt Receipts, 0.610%, 12/1/2028 (3)	$4,140,000	$ 4,140,000

		16,690,000

Connecticut — 1.2%
Connecticut Housing Finance Authority, 0.180%, 5/15/2039 (3)	8,770,000	8,770,000

District of Columbia — 0.8%
District of Columbia, 0.320%, 10/1/2023 (3)	3,675,000	3,675,000
District of Columbia, 0.320%, 3/1/2026 (3)	1,920,000	1,920,000

		5,595,000

Florida — 8.6%
Barclays Capital Municipal Trust Receipts, AGM, 0.270%, 2/15/2024 (3)(5)(6)	8,350,000	8,350,000
Barclays Capital Municipal Trust Receipts, NATL-RE, 0.270%, 7/1/2026 (3)(5)(6)	7,030,000	7,030,000
City of Gulf Breeze, 1.000%, 12/1/2012 (3)	4,990,000	4,990,000
City of Gulf Breeze, 1.350%, 12/1/2012 (3)	5,070,000	5,070,000
City of West Palm Beach, AGC, 0.300%, 10/1/2038 (3)	10,000,000	10,000,000
Collier County Educational Facilities Authority, 0.210%, 10/1/2036 (3)	3,335,000	3,335,000
County of Brevard, 0.320%, 10/1/2019 (3)	2,040,000	2,040,000
County of Miami-Dade, XLCA, 0.240%, 7/1/2031 (3)(5)(6)	9,900,000	9,900,000
JP Morgan Chase Putters/Drivers Trust, 0.270%, 11/1/2015 (3)(5)(6)	7,400,000	7,400,000
JP Morgan Chase Putters/Drivers Trust, 0.270%, 4/1/2018 (3)(5)(6)	3,000,000	3,000,000
Orange County Industrial Development Authority, 0.320%, 10/1/2023 (3)	2,855,000	2,855,000

		63,970,000
Georgia — 5.1%
Appling County Development Authority, 0.240%, 9/1/2029 (3)	3,700,000	3,700,000
Cobb County Hospital Authority, 0.170%, 4/1/2036 (3)	10,400,000	10,400,000
Columbia County Development Authority, 0.270%, 8/1/2018 (3)	1,900,000	1,900,000
County of DeKalb, 0.470%, 4/1/2023 (3)(5)(6)	9,600,000	9,600,000
County of DeKalb, 0.520%, 10/1/2035 (3)(5)(6)	11,990,000	11,990,000

		37,590,000
Idaho — 0.7%
Idaho Housing & Finance Association, FHLMC, 0.220%, 9/1/2044 (3)	4,950,000	4,950,000
Illinois — 3.4%
Illinois Finance Authority, 0.220%, 8/15/2033 (3)	4,200,000	4,200,000
Illinois Housing Development Authority, 0.200%, 8/1/2042 (3)	8,500,000	8,500,000
Municipals (continued)

Illinois (continued)
JP Morgan Chase Putters/Drivers Trust, 0.270%, 11/1/2023 (3)(5)(6)	$6,375,000	$ 6,375,000
Phoenix Realty Special Account-U LP, 0.290%, 4/1/2020 (3)	6,075,000	6,075,000

		25,150,000
Indiana — 1.0%
Barclays Capital Municipal Trust Receipts, 0.280%, 4/1/2030 (3)(5)(6)	7,770,000	7,770,000

Iowa — 0.4%
Iowa Finance Authority, 0.290%, 2/1/2027 (3)	3,250,000	3,250,000

Kansas — 1.6%
City of Burlington, 0.450%, 9/10/2012	3,000,000	3,000,000
City of Burlington, 0.450%, 10/25/2012	2,600,000	2,600,000
City of Burlington, 0.450%, 10/25/2012	6,295,000	6,295,000

		11,895,000

Kentucky — 3.1%
County of Mason, 0.470%, 10/15/2014 (3)	12,000,000	12,000,000
County of Mason, 0.470%, 10/15/2014 (3)	7,775,000	7,775,000
Hardin County Water District No. 1, 0.210%, 9/1/2022 (3)	3,020,000	3,020,000

		22,795,000

Louisiana — 2.6%
Louisiana Housing Finance Agency, 0.750%, 11/1/2012 (3)	7,350,000	7,350,000
Louisiana Public Facilities Authority, 0.320%, 1/1/2022 (3)	1,665,000	1,665,000
Parish of St. James, 1.080%, 11/1/2039 (3)	10,000,000	10,000,000

		19,015,000

Maryland — 2.9%
Maryland Health & Higher Educational Facilities Authority, 0.350%, 7/1/2036 (3)	16,400,000	16,400,000
Montgomery County Housing Opportunites Commission, 0.190%, 7/1/2027 (3)	2,045,000	2,045,000
Montgomery County Housing Opportunites Commission, 0.190%, 7/1/2037 (3)	2,905,000	2,905,000

		21,350,000

Massachusetts — 2.2%
BB&T Municipal Trust, 0.260%, 10/1/2028 (3)(5)(6)	15,370,000	15,370,000
Massachusetts Industrial Finance Agency, 0.260%, 12/1/2019 (3)	1,000,000	1,000,000

		16,370,000

Minnesota — 4.1%
City of Bloomington, 0.210%, 12/1/2015 (3)	3,310,000	3,310,000
City of Bloomington, 0.210%, 12/1/2015 (3)	3,265,000	3,265,000
City of Ramsey, 0.270%, 12/1/2023 (3)	3,000,000	3,000,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Minnesota (continued)
Southern Minnesota Municipal Power Agency, 0.490%, 9/27/2012	$21,000,000	$21,000,000

		30,575,000

Mississippi — 2.0%
Claiborne County, 0.600%, 11/6/2012	7,300,000	7,300,000
Mississippi Business Finance Corp., 0.600%, 5/1/2037 (3)	7,820,000	7,820,000

		15,120,000

Missouri — 0.2%
Greene County Industrial Development Authority, 0.270%, 5/1/2039 (3)	1,325,000	1,325,000

Nebraska — 1.0%
Nebraska Investment Finance Authority, 0.240%, 9/1/2031 (3)	600,000	600,000
Nebraska Investment Finance Authority, 0.270%, 12/1/2037 (3)	6,500,000	6,500,000

		7,100,000

New Hampshire — 3.4%
New Hampshire Business Finance Authority, 1.300%, 9/1/2030 (3)	25,000,000	25,000,000

New Jersey — 3.8%
JP Morgan Chase Putters/Drivers Trust, 0.320%, 12/15/2013 (3)(5)(6)	2,775,000	2,775,000
Township of Edison, 0.750%, 8/30/2013	8,860,000	8,881,853
Township of Edison, 0.750%, 8/30/2013	3,410,000	3,416,715
Township of Toms River, 1.250%, 2/27/2013	13,000,000	13,035,877

		28,109,445

New York — 4.0%
New York City Transitional Finance Authority Future Tax Secured Revenue, 0.160%, 8/1/2039 (3)	10,000,000	10,000,000
New York State Thruway Authority, 0.320%, 1/1/2014 (3)	4,995,000	4,995,000
North Salem Central School District, State Aid Withholding, 1.000%, 11/30/2012	4,000,000	4,004,886
Ogdensburg Enlarged City School District, State Aid Withholding, 1.250%, 6/28/2013	4,000,000	4,013,351
Utica Industrial Development Agency, 0.240%, 7/15/2029 (3)	7,040,000	7,040,000

		30,053,237

Ohio — 5.6%
County of Erie, 0.350%, 8/15/2046 (3)	4,975,000	4,975,000
County of Warren, 0.360%, 9/1/2015 (3)	5,190,000	5,190,000
Montgomery County Transportation Improvement District, 1.375%, 3/28/2013	11,265,000	11,308,000
Ohio State Higher Educational Facility Commission, 0.350%, 1/15/2046 (3)	11,250,000	11,250,000
Municipals (continued)

Ohio (continued)
Puttable Floating Option Tax-Exempt Receipts, 0.400%, 4/1/2026 (3)	$7,400,000	$ 7,400,000
Township of Miami/Montgomery County, 1.375%, 3/28/2013	1,260,000	1,264,810

		41,387,810

Oklahoma — 0.3%
Tulsa Industrial Authority, 0.370%, 11/1/2026 (3)	2,585,000	2,585,000

Pennsylvania — 4.6%
Barclays Capital Municipal Trust Receipts, FHA, 0.270%, 8/1/2038 (3)(5)(6)	11,090,000	11,090,000
Butler County Hospital Authority, 0.200%, 10/1/2032 (3)	11,145,000	11,145,000
JP Morgan Chase Putters/Drivers Trust, 0.320%, 6/1/2015 (3)(5)(6)	3,540,000	3,540,000
JP Morgan Chase Putters/Drivers Trust, 0.370%, 12/1/2019 (3)(5)(6)	5,335,000	5,335,000
Reading School District, 0.320%, 1/15/2014 (3)	2,895,000	2,895,000

		34,005,000

Rhode Island — 2.1%
Rhode Island Health & Educational Building Corp., 0.220%, 11/1/2036 (3)	15,840,000	15,840,000

South Carolina — 0.7%
South Carolina Jobs-Economic Development Authority, 0.260%, 6/1/2030 (3)	5,000,000	5,000,000

South Dakota — 1.8%
South Dakota Housing Development Authority, 0.220%, 5/1/2048 (3)	7,160,000	7,160,000
South Dakota Housing Development Authority, 0.240%, 11/1/2048 (3)	6,550,000	6,550,000

		13,710,000

Texas — 6.3%
Atascosa County Industrial Development Corp., 0.310%, 6/30/2020 (3)	3,700,000	3,700,000
Barclays Capital Municipal Trust Receipts, FGIC, 0.270%, 8/15/2017 (3)(5)(6)	5,565,000	5,565,000
Barclays Capital Municipal Trust Receipts, NATL-RE, 0.270%, 2/15/2025 (3)(5)(6)	7,720,000	7,720,000
Dallam County Industrial Development Corp., 0.200%, 5/1/2039 (3)	2,800,000	2,800,000
Dickinson Independent School District, PSF, 0.470%, 8/1/2013 (3)	7,000,000	7,000,000
JP Morgan Chase Putters/Drivers Trust, PSF, 0.180%, 2/15/2016 (3)(5)	11,075,000	11,075,000
New Caney Independent School District, PSF, 0.240%, 2/15/2035 (3)	6,595,000	6,595,000
San Gabriel Industrial Development Corp., 0.210%, 6/1/2029 (3)	2,635,000	2,635,000

		47,090,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Virginia — 0.6%
Barclays Capital Municipal Trust Receipts, 0.280%, 2/1/2028 (3)(5)(6)	$3,335,000	$ 3,335,000
Suffolk Redevelopment & Housing Authority, 0.320%, 9/1/2019 (3)	1,105,000	1,105,000

		4,440,000

Washington — 2.6%
Barclays Capital Municipal Trust Receipts, 0.280%, 6/1/2039 (3)(5)(6)	11,250,000	11,250,000
Central Puget Sound Regional Transit Authority, 0.240%, 11/1/2034 (3)(5)(6)	4,250,000	4,250,000
Washington State Housing Finance Commission, 0.270%, 7/1/2028 (3)	3,930,000	3,930,000

		19,430,000

Wisconsin — 5.3%
Beloit School District, 1.750%, 6/12/2013	9,050,000	9,093,687
Chippewa Falls Area Unified School District, 1.000%, 10/1/2012	5,000,000	5,000,610
Glendale-River Hills School District, 1.000%, 4/17/2013	1,500,000	1,505,138
Oconto Falls Public School District, 1.750%, 10/1/2012	3,200,000	3,201,298
Wisconsin Health & Educational Facilities Authority, 0.350%, 8/15/2034 (3)	8,000,000	8,000,000
Wisconsin Health & Educational Facilities Authority, NATL-RE, 0.400%, 8/15/2022 (3)	8,000,000	8,000,000
Wisconsin Housing & Economic Development Authority, 0.270%, 5/1/2037 (3)	4,575,000	4,575,000

		39,375,733

Total Municipals		730,579,131

Mutual Funds — 0.7%
Federated Tax-Free Obligations Fund, Class I, 0.020%	5,255,179	5,255,179

Total Mutual Funds		5,255,179

Total Investments — 99.0% (at amortized cost)		735,834,310
Other Assets and Liabilities — 1.0%		7,633,053

Total Net Assets — 100.0%		$743,467,363

Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 12.3%

Banks — 12.3%
Bank of Nova Scotia/Houston, 0.661%, 10/5/2012 (3)	$ 50,000,000	$ 50,002,478
Bank of Nova Scotia/Houston, 0.754%, 2/22/2013 (3)	50,000,000	50,066,729
Certificates of Deposit (continued)

Banks (continued)
Bank of Nova Scotia/Houston, 0.755%, 2/15/2013 (3)	$50,000,000	$ 50,058,846
Canadian Imperial Bank of Commerce, 0.600%, 10/22/2012 (3)	80,000,000	80,000,000
Canadian Imperial Bank of Commerce, 0.642%, 11/5/2012 (3)	17,455,000	17,458,091
Royal Bank of Canada/New York, 0.650%, 11/9/2012 (3)	100,000,000	100,000,000
Westpac Banking Corp., 0.522%, 8/2/2013 (3)	50,000,000	50,000,000

Total Certificates of Deposit		397,586,144

Commercial Paper — 22.9%

Asset-Backed Securities — 3.9%
Kells Funding LLC, 0.520%, 11/20/2012 (5)(6)(9)	25,000,000	24,971,111
Kells Funding LLC, 0.520%, 2/19/2013 (5)(6)(9)	50,000,000	49,876,500
Kells Funding LLC, 0.550%, 10/9/2012 (5)(6)(9)	50,000,000	49,972,208

		124,819,819

Consumer Products — 1.6%
Reckitt Benckiser TSY, 0.720%, 10/2/2012 (5)(6)(9)	25,000,000	24,984,500
Reckitt Benckiser TSY, 0.740%, 9/28/2012 (5)(6)(9)	25,000,000	24,986,125

		49,970,625

Foreign Banks — 12.0%
ANZ National Ltd., 0.618%, 6/20/2013 (3)(5)(6)	50,000,000	50,000,000
Barclays U.S. Funding Corp., 0.630%, 1/23/2013 (9)	25,000,000	24,937,000
Barclays U.S. Funding Corp., 0.730%, 2/19/2013 (9)	50,000,000	49,826,625
Commonwealth Bank Australia, 0.569%, 9/10/2012 (3)(5)(6)	75,000,000	75,000,000
Skandinaviska Enskilda Banken AB, 0.300%, 10/9/2012 (5)(6)(9)	37,500,000	37,488,125
Skandinaviska Enskilda Banken AB, 0.570%, 11/15/2012 (5)(6)(9)	25,000,000	24,970,312
Skandinaviska Enskilda Banken AB, 0.600%, 12/12/2012 (5)(6)(9)	25,000,000	24,957,500
Skandinaviska Enskilda Banken AB, 0.610%, 2/1/2013 (5)(6)(9)	50,000,000	49,870,375
Westpac Securities NZ, Ltd., 0.641%, 4/5/2013 (3)(5)(6)	50,000,000	50,000,000

		387,049,937

Insurance — 5.4%
Prudential Funding LLC, 0.160%, 9/4/2012 (9)	75,000,000	74,999,000
Prudential PLC, 0.760%, 1/25/2013 (5)(6)(9)	50,000,000	49,845,889
Prudential PLC, 0.810%, 9/18/2012 (5)(6)(9)	50,000,000	49,980,875

		174,825,764

Total Commercial Paper		736,666,145

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Funding Agreements — 3.6%

Insurance — 3.6%
Metropolitan Life Insurance Co., 0.695%, 2/1/2013 (3)(5)(8)	$50,000,000	$ 50,000,000
Metropolitan Life Insurance Co., 0.717%, 3/1/2013 (3)(5)(8)	65,000,000	65,000,000

Total Funding Agreements		115,000,000

Municipals — 23.1%

Connecticut — 2.0%
Connecticut Housing Finance Authority, 0.190%, 11/15/2038 (3)	37,735,000	37,735,000
Connecticut Housing Finance Authority, 0.200%, 5/15/2031 (3)(7)	26,240,000	26,240,000

		63,975,000

Federal Home Loan Mortgage Corporation — 0.4%
FHLMC Multifamily Variable Rate Demand Certificates, 0.210%, 9/15/2038 (3)(7)	13,020,000	13,020,000

Florida — 1.8%
County of St. Lucie, 0.210%, 9/1/2028 (3)	57,510,000	57,510,000

Georgia — 3.7%
Bartow County Development Authority, 0.270%, 12/1/2032 (3)	80,000,000	80,000,000
Monroe County Development Authority, 0.250%, 11/1/2048 (3)	40,000,000	40,000,000

		120,000,000

Iowa — 1.4%
Iowa Finance Authority, 0.210%, 1/1/2039 (3)(7)	15,885,000	15,885,000
Iowa Finance Authority, 0.220%, 6/1/2036 (3)	11,000,000	11,000,000
Iowa Finance Authority, 0.220%, 9/1/2036 (3)	19,000,000	19,000,000

		45,885,000

Kentucky — 0.3%
County of Hancock, 0.420%, 4/1/2028 (3)(7)	7,815,000	7,815,000

Louisiana — 1.5%
Louisiana Public Facilities Authority, 0.190%, 12/1/2042 (3)	49,700,000	49,700,000

Maine — 0.7%
City of Portland, 0.380%, 6/1/2026 (3)	22,600,000	22,600,000

Michigan — 1.5%
Michigan Strategic Fund, 0.190%, 12/1/2042 (3)	47,300,000	47,300,000

New York — 4.7%
New York City Housing Development Corp., FNMA, 0.170%, 5/15/2034 (3)(7)	44,500,000	44,500,000
New York City Housing Development Corp., FNMA, 0.170%, 6/15/2034 (3)(7)	49,000,000	49,000,000
Municipals (continued)

New York (continued)
New York State Housing Finance Agency, FNMA, 0.170%, 11/15/2038 (3)(7)	$56,100,000	$ 56,100,000

		149,600,000

North Dakota — 0.4%
North Dakota Housing Finance Agency, 0.150%, 1/1/2039 (3)(7)	13,700,000	13,700,000

Texas — 0.6%
Harris County Health Facilities Development Corp., 0.210%, 11/15/2047 (3)	19,760,000	19,760,000

Vermont — 1.0%
BB&T Municipal Trust, 0.490%, 5/1/2027 (3)	32,930,000	32,930,000

Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, NATL-RE, 0.400%, 8/15/2022 (3)	6,715,000	6,715,000
Wisconsin Housing & Economic Development Authority, 0.180%, 9/1/2035 (3)(7)	19,670,000	19,670,000
Wisconsin Housing & Economic Development Authority, GO, 0.180%, 3/1/2035 (3)(7)	15,360,000	15,360,000

		41,745,000

Wyoming — 1.8%
County of Lincoln, 0.190%, 11/1/2014 (3)	16,300,000	16,300,000
County of Lincoln, 0.190%, 11/1/2014 (3)	22,315,000	22,315,000
County of Lincoln, 0.190%, 11/1/2014 (3)	20,620,000	20,620,000

		59,235,000

Total Municipals		744,775,000

Mutual Funds — 2.5%
BlackRock Liquidity Funds TempFund, 0.210%	80,000,000	80,000,000

Total Mutual Funds		80,000,000

Notes-Variable — 7.9%

Banks — 1.5%
National Australia Bank Ltd./ New York, 0.585%, 2/15/2013 (3)	$50,000,000	50,000,000

Diversified Financial Services — 1.7%
American Honda Finance Corp., 0.519%, 8/2/2013 (3)(5)(6)	30,000,000	30,000,000
General Electric Capital Corp., 0.575%, 11/1/2012 (3)	25,000,000	24,998,589

		54,998,589

Foreign Banks — 1.6%
Rabobank Nederland NV, 0.577%, 9/14/2012 (3)(5)(6)	50,000,000	50,000,000

Insurance — 0.8%
MetLife Institutional Funding II, 0.868%, 12/7/2012 (3)(5)(6)	25,000,000	25,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Schedules of Investments

Prime Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Notes-Variable (continued)

Utilities — 2.3%
National Rural Utilities Cooperative Finance Corp., 0.593%, 1/7/2013 (3)	$75,000,000	$ 75,000,000

Total Notes-Variable		254,998,589

Repurchase Agreements — 16.7%
Agreement with Deutsche Bank Securities, Inc., 0.200%, dated 8/31/2012, to be repurchased at $175,003,889 on 9/4/2012, collateralized by a U.S. Government Agency Obligation with a maturity of 8/1/2019, with a market value of $178,500,168	175,000,000	175,000,000
Agreement with Fixed Income Clearing Corp., 0.070%, dated 8/31/2012, to be repurchased at $61,846,348 on 9/4/2012, collateralized by U.S. Government Agency Obligations with various maturities to 5/15/2018, with a market value of $63,086,265	61,845,867	61,845,867
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.180%, dated 8/31/2012, to be repurchased at $180,003,600 on 9/4/2012, collateralized by U.S. Government Treasury Obligations with various maturities to 9/30/2017, with a market value of $183,600,025	180,000,000	180,000,000
Agreement with Morgan Stanley & Co., Inc., 0.250%, dated 8/31/2012, to be repurchased at $120,003,333 on 9/4/2012, collateralized by a Certificate of Deposit with a maturity of 10/1/2012, with a market value of $126,000,000	120,000,000	120,000,000

Total Repurchase Agreements		536,845,867
Trust Demand Notes — 4.4%

Broker/Dealers — 4.4%
JP Morgan Securities, Inc., 0.300%, 9/1/2012 (3)	$143,000,000	$ 143,000,000

Total Trust Demand Notes		143,000,000

U.S. Government & U.S. Government Agency Obligations — 6.6%

Federal Home Loan Bank — 3.5%
0.160%, 12/5/2012 (9)	18,000,000	17,992,400
0.240%, 6/28/2013	40,000,000	39,992,283
0.250%, 7/1/2013	40,000,000	39,988,845
0.300%, 6/14/2013	15,000,000	15,000,000

		112,973,528

Federal Home Loan Mortgage Corporation — 2.6%
0.145%, 11/1/2012 (9)	10,400,000	10,397,445
0.160%, 2/19/2013 (9)	50,000,000	49,962,000
0.170%, 1/9/2013 (9)	23,900,000	23,885,328

		84,244,773

Federal National Mortgage Association — 0.5%
0.140%, 10/17/2012 (9)	15,561,000	15,558,216

Total U.S. Government & U.S. Government Agency Obligations		212,776,517

Total Investments — 100.0% (at amortized cost)		3,221,648,262
Other Assets and Liabilities — 0.0%		585,506

Total Net Assets — 100.0%		$3,222,233,768

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2012. Call dates contained within the Schedules of Investments represent the next possible date the security can be redeemed, at the option of the issuer, determined as of August 31, 2012. Maturity dates contained within the Schedules of Investments represent the stated legal maturity date or mandatory put date. In accordance with Rule 2a-7, Money Market Fund securities are subject to the return of principal and interest on no more than 397 days either through final maturity date or demand features. Demand features entitles a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2012.
(4)	Purchased on a when-issued or delayed delivery basis.
(5)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2012, these securities amounted to:

Fund	Amount	% of Total Net Assets
Ultra Short-Tax Free Fund	$38,378,483	4.86%
Short-Term Income Fund	30,030,603	15.70
Short-Intermediate Bond Fund	24,088,985	14.43
Intermediate Tax-Free Fund	7,356,435	0.68
Government Income Fund	9,661,601	4.41
TCH Corporate Income Fund	22,693,577	16.31
Aggregate Bond Fund	$79,159,986	14.00%
TCH Core Plus Bond Fund	23,467,020	14.82
Monegy High Yield Bond Fund	19,280,676	17.94
Tax-Free Money Market Fund	163,020,000	21.93
Prime Money Market Fund	806,903,520	25.04

(6)	Denotes a restricted security which has been deemed liquid by criteria approved by the Board of Directors of the BMO Funds.
(7)	Securities that are subject to alternative minimum tax of the Intermediate Tax-Free Fund, Government Money Market Fund and Prime Money Market Fund portfolios’ represent 2.61%, 25.43% and 8.11%, respectively, as calculated based upon total portfolio market value as of August 31, 2012.
(8)	Securities have redemption features that may delay redemption beyond seven days.
(9)	Each issue shows the rate of the discount at the time of purchase.
(10)	Issue is in default or bankruptcy.
(11)	Please refer to Note 5, Investments in Affiliated Issuers, in the Notes to Financial Statements.
(12)	Foreign Security value denominated in U.S. Dollars, Principal amount listed represents adjusted par in local currency.
(13)	Please refer to Note 2, Securities Lending, in the Notes to Financial Statements.
(14)	Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and covert to an interest paying bond at a pre-specified rate determined at time of issuance.

The following acronyms may be referenced throughout this report:

ACA         — American Capital Access Corporation

ADED      — Arkansas Department of Economic Development

ADR         — American Depository Receipt

AGC        — Assured Guaranty Corporation

AGM        — Federal Agricultural Mortgage Corporation

AMBAC   — American Municipal Bond Assurance Corporation

AMT        — Alternative Minimum Tax

BHAC      — Berkshire Hathaway Assurance Corporation

BMA        — Bond Market Association

CFC         — Cooperative Finance Corporation

CIFG       — CDC IXIS Financial Guaranty

COLL      — Collateralized

ETF          — Exchange Traded Fund

FGIC       — Financial Guaranty Insurance Corporation

FDIC       — Federal Depository Insurance Corporation

FHA         — Federal Housing Administration

FHLB       — Federal Home Loan Bank

FHLMC   — Federal Home Loan Mortgage Corporation

FNMA     — Federal National Mortgage Association

FRN         — Floating Rate Note

FSA          — Financial Security Assurance Corporation

GDR        — Global Depository Receipt

GNMA    — Government National Mortgage Association

GO           — Government Obligation

HFDC      — Health Facility Development Corporation

HUD        — Department of Housing and Urban Development

IDC          — Industrial Development Corporation

IMI             — Investors Mortgage Insurance Company

INS             — Insured

LIQ             — Liquidity Agreement

LLC            — Limited Liability Corporation

LOC            — Letter of Credit

LP               — Limited Partnership

LT               — Limited Tax

MBIA          — Municipal Bond Insurance Association

MHF           — Maryland Housing Fund

MTN           — Medium Term Note

NATL-RE  — National Rural Utilities Cooperative Finance

                          Corporation Reinsurance

PCA            — Pollution Control Authority

PLC            — Public Limited Company

PSF             — Permanent School Fund Guaranteed

PUFG         — Permanent University Fund Guarantee

Q-SBLF      — Qualified School Bond Loan Fund

RADIAN    — Radian Asset Assurance

REITs         — Real Estate Investment Trusts

REMIC       — Real Estate Mortgage Investment Conduit

TCRs          — Transferable Custody Receipts

TLGP          — Temporary Liquidity Guarantee Program

TRANs       — Tax and Revenue Anticipation Notes

UT              — Unlimited Tax

VRNs          — Variable Rate Notes

XLCA         — XL Capital Assurance

August 31, 2012

Statements of Assets and Liabilities	BMO Funds

	Large-Cap Value Fund		Dividend Income Fund (1)		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund
Assets:
Investments in unaffiliated issuers, at value	$191,102,459	(2)	$95,564,269	(2)	$265,714,465	(2)	$337,234,473	(2)	$329,062,240	(2)
Investments in affiliated issuers, at value	1,957,143		2,414,214		3,692,284		6,608,123		4,541,091
Dividends and interest receivable	433,892		245,119		239,766		385,990		90,578
Receivable for investments sold	—		—		—		—		376,461
Receivable for capital stock sold	142,283		73,424		169,811		127,327		154,604
Prepaid expenses	18,712		15,721		19,702		20,089		20,418
Other receivables	10,116		5,854		12,683		19,877		43,218

Total assets	193,664,605		98,318,601		269,848,711		344,395,879		334,288,610
Liabilities:
Payable for capital stock redeemed	69,090		28,896		280,116		280,118		72,575
Payable for investments purchased	—		—		—		—		608,908
Payable for return of securities lending collateral	43,999,854		23,633,052		76,830,902		107,969,912		105,979,661
Payable to affiliates (Note 5)	119,444		25,949		146,991		198,635		184,388
Other liabilities	56,761		24,333		67,638		68,529		58,174

Total liabilities	44,245,149		23,712,230		77,325,647		108,517,194		106,903,706

Total net assets	$149,419,456		$74,606,371		$192,523,064		$235,878,685		$227,384,904

Net assets consist of:
Paid-in capital	$135,861,630		$70,480,720		$157,398,785		$188,575,855		$166,408,147
Net unrealized appreciation on investments	20,747,185		3,960,281		19,864,201		38,344,777		51,818,610
Accumulated net realized gain (loss) on investments	(8,137,714)		(97,578)		14,855,380		8,031,728		9,790,518
Undistributed net investment income (distributions in excess of net investment income)	948,355		262,948		404,698		926,325		(632,371)

Total net assets	$149,419,456		$74,606,371		$192,523,064		$235,878,685		$227,384,904

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$12.21		$10.79		$14.16		$13.24		$20.11
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$12.24		$10.80		$14.24		$13.23		$20.32
Net assets:
Investor class of shares	$76,785,728		$27,647,658		$103,384,610		$132,282,965		$95,883,516
Institutional class of shares	72,633,728		46,958,713		89,138,454		103,595,720		131,501,388

Total net assets	$149,419,456		$74,606,371		$192,523,064		$235,878,685		$227,384,904

Shares outstanding:
Investor class of shares	6,287,130		2,562,677		7,303,731		9,993,627		4,768,697
Institutional class of shares	5,935,269		4,347,109		6,257,687		7,830,036		6,471,516

Total shares outstanding	12,222,399		6,909,786		13,561,418		17,823,663		11,240,213

Investments, at cost:
Investments in unaffiliated issuers	$170,355,274		$91,603,988		$245,850,264		$298,889,696		$277,243,630
Investments in affiliated issuers	1,957,143		2,414,214		3,692,284		6,608,123		4,541,091

Total Investments, at cost	$172,312,417		$94,018,202		$249,542,548		$305,497,819		$281,784,721

(1)	Fund inception date is December 29, 2011.
(2)	Including $43,130,915, $23,166,322, $75,313,570, $105,837,616 and $103,886,675, respectively, of securities on loan.

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Statements of Assets and Liabilities	BMO Funds

	Small-Cap Value Fund		Small-Cap Growth Fund		Pyrford International Stock Fund (1)		Lloyd George Emerging Markets Equity Fund		Pyrford Global Strategic Return Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$40,684,417	(2)	$774,949,764	(2)	$110,939,902		$56,448,099		$50,952,705
Investments in affiliated issuers, at value	2,604,475		39,006,349		—		—		—
Investments in repurchase agreements	—		—		7,068,681		3,245,578		2,677,504
Cash denominated in foreign currencies	—		—		254,341	(3)	281,445	(3)	80,025 (3)
Dividends and interest receivable	33,387		10,993		635,650		141,524		340,963
Receivable for investments sold	—		1,092,201		—		—		—
Receivable for capital stock sold	57,377		1,302,847		88,741		182,858		19,917
Prepaid expenses	13,906		34,800		16,313		10,801		15,531
Other receivables	2,658		174,163		2,739		—		—

Total assets	43,396,220		816,571,117		119,006,367		60,310,305		54,086,645
Liabilities:
Payable for capital stock redeemed	21,567		392,965		28,046		61,682		18,495
Payable for investments purchased	327,858		2,206,864		860,794		—		66,720
Payable for return of securities lending collateral	10,777,851		257,006,762		—		—		—
Payable for foreign tax expense	—		—		24,428		16,557		2,408
Payable on forward foreign currency contracts	—		—		255,605		—		5,231
Payable to affiliates (Note 5)	12,113		573,311		78,182		88,667		24,045
Other liabilities	35,080		119,997		30,527		175,257		26,920

Total liabilities	11,174,469		260,299,899		1,277,582		342,163		143,819

Total net assets	$32,221,751		$556,271,218		$117,728,785		$59,968,142		$53,942,826

Net assets consist of:
Paid-in capital	$30,568,969		$474,712,777		$110,106,105		$50,325,799		$53,600,409
Net unrealized appreciation on investments and foreign currency translation	1,904,852		53,166,533		4,563,210		5,683,889		469,957
Accumulated net realized gain (loss) on investments and foreign currency transactions	(284,281)		31,449,063		560,377		3,319,668		(111,284)
Undistributed net investment income (distributions in excess of net investment income)	32,211		(3,057,155)		2,499,093		638,786		(16,256)

Total net assets	$32,221,751		$556,271,218		$117,728,785		$59,968,142		$53,942,826

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.47		$18.12		$10.76		$13.66		$10.20
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.51		$18.33		$10.78		$13.69		$10.21
Net assets:
Investor class of shares	$28,086,591		$331,306,744		$39,938,157		$17,019,182		$11,780,039
Institutional class of shares	4,135,160		224,964,474		77,790,628		42,948,960		42,162,787

Total net assets	$32,221,751		$556,271,218		$117,728,785		$59,968,142		$53,942,826

Shares outstanding:
Investor class of shares	2,683,464		18,288,689		3,712,558		1,246,163		1,155,290
Institutional class of shares	393,610		12,275,531		7,217,763		3,138,037		4,130,287

Total shares outstanding	3,077,074		30,564,220		10,930,321		4,384,200		5,285,577

Investments, at cost:
Investments in unaffiliated issuers	$38,779,565		$724,007,348		$113,186,885		$54,006,494		$53,154,779
Investments in affiliated issuers	2,604,475		36,782,232		—		—		—

Total Investments, at cost	$41,384,040		$760,789,580		$113,186,885		$54,006,494		$53,154,779

(1)	Fund inception date is December 29, 2011.
(2)	Including $10,565,002 and $251,931,144, respectively, of securities on loan.
(3)	Identified cost of cash denominated in foreign currencies are $255,894, $281,133 and $80,106, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Statements of Assets and Liabilities	BMO Funds

	Ultra Short Tax-Free Fund	Short-Term Income Fund		Short- Intermediate Bond Fund	Intermediate Tax-Free Fund	Government Income Fund
Assets:
Investments in unaffiliated issuers, at value	$778,080,402	$221,508,213	(1)	$222,796,044 (1)	$1,030,286,048	$315,202,709	(1)
Investments in affiliated issuers, at value	23,798,895	4,841,104		7,004,810	44,255,659	19,054,993
Cash	670	—		—	196,150	—
Deposit held at broker	14,300	—		—	233,118	120,024
Dividends and interest receivable	3,794,629	941,548		813,978	9,215,513	783,833
Receivable for investments sold	4,000,934	—		5,004,591	1,785,984	55,272,684
Receivable for capital stock sold	204,489	600,280		25,838	3,328,779	201,034
Prepaid expenses	33,502	23,329		22,072	55,164	23,828
Other receivables	—	8,392		17,186	916	7,510

Total assets	809,927,821	227,922,866		235,684,519	1,089,357,331	390,666,615
Liabilities:
Payable for capital stock redeemed	56,534	198,450		40,537	589,707	103,846
Payable for investments purchased	18,749,368	—		—	11,500,587	127,668,087
Payable for return of securities lending collateral	—	36,236,909		68,498,487	—	43,638,512
Payable for daily variation margin	—	—		—	132,656	—
Payable for income distribution	521,902	110,197		56,598	865,456	85,334
Payable to affiliates (Note 5)	181,337	52,954		69,027	516,880	107,713
Other liabilities	48,844	43,949		43,127	86,953	93,074

Total liabilities	19,557,985	36,642,459		68,707,776	13,692,239	171,696,566

Total net assets	$790,369,836	$191,280,407		$166,976,743	$1,075,665,092	$218,970,049

Net assets consist of:
Paid-in capital	$787,976,839	$192,792,200		$191,800,625	$1,015,824,880	$212,157,529
Net unrealized appreciation on investments and futures contracts	2,305,764	2,009,434		3,964,281	53,402,275	4,489,270
Accumulated net realized gain (loss) on investments and futures contracts	90,776	(3,522,587)		(28,778,136)	5,951,843	2,325,794
Undistributed net investment income (distributions in excess of net investment income)	(3,543)	1,360		(10,027)	486,094	(2,544)

Total net assets	$790,369,836	$191,280,407		$166,976,743	$1,075,665,092	$218,970,049

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.09	$9.47		$10.52	$11.30	$9.77
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.09	$9.48		$10.51	$11.29	$9.76
Net assets:
Investor class of shares	$107,582,255	$90,097,852		$53,044,180	$730,555,907	$177,442,166
Institutional class of shares	682,787,581	101,182,555		113,932,563	345,109,185	41,527,883

Total net assets	$790,369,836	$191,280,407		$166,976,743	$1,075,665,092	$218,970,049

Shares outstanding:
Investor class of shares	10,660,445	9,516,576		5,044,277	64,677,333	18,170,774
Institutional class of shares	67,699,375	10,675,217		10,844,951	30,561,362	4,255,614

Total shares outstanding	78,359,820	20,191,793		15,889,228	95,238,695	22,426,388

Investments, at cost:
Investments in unaffiliated issuers	$775,774,638	$219,498,779		$218,831,763	$976,750,877	$310,713,439
Investments in affiliated issuers	23,798,895	4,841,104		7,004,810	44,255,659	19,054,993

Total Investments, at cost	$799,573,533	$224,339,883		$225,836,573	$1,021,006,536	$329,768,432

(1)	Including $35,521,266, $67,145,710 and $42,776,696, respectively, of securities on loan.

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Statements of Assets and Liabilities	BMO Funds

	TCH Corporate Income Fund		Aggregate Bond Fund		TCH Core Plus Bond Fund		Monegy High Yield Bond Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$152,320,581	(2)	$771,326,772	(2)	$173,170,544	(2)	$101,891,916
Investments in affiliated issuers, at value	3,510,708		27,531,958		7,800,389		3,737,143
Cash denominated in foreign currencies	—		—		—		6,289	(3)
Dividends and interest receivable	1,626,311		3,031,386		1,507,166		2,021,264
Receivable for investments sold	1,314,963		58,656,724		1,122,316		193,562
Receivable for capital stock sold	263,429		936,840		266,199		183,601
Prepaid expenses	14,723		24,598		11,407		16,093
Other receivables	6,138		39,816		7,208		402

Total assets	159,056,853		861,548,094		183,885,229		108,050,270
Liabilities:
Payable for capital stock redeemed	126,915		568,091		113,289		63,149
Payable for investments purchased	2,465,365		107,694,808		2,965,344		401,904
Payable for return of securities lending collateral	17,170,681		187,201,893		22,327,032		—
Payable for income distribution	90,508		132,719		23,620		40,939
Payable to affiliates (Note 5)	51,992		289,102		67,321		45,641
Other liabilities	33,026		57,294		43,421		26,506

Total liabilities	19,938,487		295,943,907		25,540,027		578,139

Total net assets	$139,118,366		$565,604,187		$158,345,202		$107,472,131

Net assets consist of:
Paid-in capital	$127,160,340		$536,794,733		$144,361,886		$104,595,290
Net unrealized appreciation on investments and foreign currency translation	9,547,229		16,207,045		11,359,152		2,827,411
Accumulated net realized gain on investments and foreign currency transactions	2,413,069		12,605,599		2,626,437		28,533
Undistributed net investment income (distributions in excess of net investment income)	(2,272)		(3,190)		(2,273)		20,897

Total net assets	$139,118,366		$565,604,187		$158,345,202		$107,472,131

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$13.05		$11.22		$11.90		$10.32
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$13.03		$11.22		$11.90		$10.32
Net assets:
Investor class of shares	$47,506,779		$302,520,195		$94,648,575		$58,898,360
Institutional class of shares	91,611,587		263,083,992		63,696,627		48,573,771

Total net assets	$139,118,366		$565,604,187		$158,345,202		$107,472,131

Shares outstanding:
Investor class of shares	3,641,438		26,954,451		7,950,352		5,706,040
Institutional class of shares	7,029,931		23,446,776		5,350,941		4,708,466

Total shares outstanding	10,671,369		50,401,227		13,301,293		10,414,506

Investments, at cost:
Investments in unaffiliated issuers	$142,773,352		$755,119,727		$161,810,942		$99,064,885
Investments in affiliated issuers	3,510,708		27,531,958		7,800,839		3,737,143

Total Investments, at cost	$146,284,060		$782,651,685		$169,611,781		$102,802,028

(1)	Fund inception date is December 29, 2011.
(2)	Including $16,831,578, $183,504,853 and $21,886,096, respectively, of securities on loan.
(3)	Identified cost of cash denominated in foreign currencies is $6,252.

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Statements of Assets and Liabilities	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments in unaffiliated issuers, at value	$253,173,226	$735,834,310	$2,684,802,395
Investments in repurchase agreements	182,958,011	—	536,845,867
Cash	—	1,000	—
Dividends and interest receivable	56,010	869,824	1,071,522
Receivable for investments sold	—	7,025,173	—
Receivable for capital stock sold	—	—	500,000
Prepaid expenses	21,556	29,094	83,722

Total assets	436,208,803	743,759,401	3,223,303,506
Liabilities:
Payable for income distribution	3,820	113,381	263,395
Payable to affiliates (Note 5)	45,288	131,595	661,937
Other liabilities	40,499	47,062	144,406

Total liabilities	89,607	292,038	1,069,738

Total net assets	$436,119,196	$743,467,363	$3,222,233,768

Net assets consist of:
Paid-in capital	$436,118,896	$743,467,310	$3,222,375,440
Accumulated net realized gain on investments	300	—	15,960
Undistributed net investment income (distributions in excess of net investment income)	—	53	(157,632)

Total net assets	$436,119,196	$743,467,363	$3,222,233,768

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00
Net assets:
Investor class of shares	$101,548,181	$160,882,524	$1,288,067,031
Institutional class of shares	334,571,015	582,584,839	1,934,166,737

Total net assets	$436,119,196	$743,467,363	$3,222,233,768

Shares outstanding:
Investor class of shares	101,548,419	160,874,869	1,288,288,907
Institutional class of shares	334,570,477	582,591,288	1,934,244,277

Total shares outstanding	436,118,896	743,466,157	3,222,533,184

Investments, at cost:
Investments in unaffiliated issuers	$436,131,237	$735,834,310	$3,221,648,262

Total Investments, at cost	$436,131,237	$735,834,310	$3,221,648,262

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2012

Statements of Operations	BMO Funds

	Large-Cap Value Fund	Dividend Income Fund (1)	Large-Cap Growth Fund		Mid-Cap Value Fund	Mid-Cap Growth Fund
Investment income:
Dividend income, unaffiliated issuers	$3,338,775 (2)	$1,314,457	$2,239,459	(2)	$4,377,118 (2)	$1,511,068 (2)
Dividend income, affiliated issuers	6,309	3,968	9,899		18,380	8,690
Interest income	476	—	515		535	268
Securities lending income	62,659	10,934	82,537		111,024	188,472

Total income	3,408,219	1,329,359	2,332,410		4,507,057	1,708,498
Expenses:
Investment advisory fees (Note 5)	1,088,832	193,604	1,300,472		1,759,852	1,792,444
Shareholder service fees (Note 5)	178,144	33,878	216,658		322,878	233,138
Administrative fees (Note 5)	134,289	35,817	160,391		217,045	220,995
Portfolio accounting fees	67,227	26,812	75,062		92,230	93,962
Recordkeeping fees	76,741	16,831	95,488		94,357	73,890
Custodian fees (Note 5)	29,036	7,744	34,679		46,925	47,701
Registration fees	35,994	25,531	35,981		40,162	46,126
Professional fees	27,793	17,732	27,793		27,793	27,793
Printing and postage	35,057	11,905	41,554		43,728	40,667
Directors’ fees	16,724	10,558	16,724		16,724	16,724
Insurance premiums	1,993	249	2,169		3,042	3,032
Miscellaneous	8,699	2,998	8,699		8,699	8,698

Total expenses	1,700,529	383,659	2,015,670		2,673,435	2,605,170
Deduct:
Expense waivers (Note 5)	(85,127)	(98,096)	(82,389)		(40,853)	(16,774)

Net expenses	1,615,402	285,563	1,933,281		2,632,582	2,588,396

Net investment income (loss)	1,792,817	1,043,796	399,129		1,874,475	(879,898)
Net realized and unrealized gain on investments and options:
Net realized gain (loss) on investment transactions	24,041,718	(97,877)	22,551,289		11,601,404	16,545,176
Net realized loss on options	(25,232)	—	—		(289,395)	—
Net change in unrealized appreciation (depreciation) on investments and options	(4,130,140)	3,960,281	6,627,276		12,660,167	14,838,843

Net realized and unrealized gain on investments and options	19,886,346	3,862,404	29,178,565		23,972,176	31,384,019

Change in net assets resulting from operations	$21,679,163	$4,906,200	$29,577,694		$25,846,651	$30,504,121

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(2)	Net of foreign taxes withheld of $4,265, $2,971, $13,931 and $4,347, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2012

Statements of Operations	BMO Funds

	Small-Cap Value Fund	Small-Cap Growth Fund	Pyrford International Stock Fund (1)	Lloyd George Emerging Markets Equity Fund	Pyrford Global Strategic Return Fund (1)
Investment income:
Dividend income, unaffiliated issuers	$351,171	$2,496,902 (2)	$3,303,020 (2)	$1,784,757 (2)	$268,603 (2)
Dividend income, affiliated issuers	3,229	27,429	—	—	—
Interest income	66	470	804	511	88,545
Securities lending income	22,180	767,577	4,889	—	—

Total income	376,646	3,292,378	3,308,713	1,785,268	357,148
Expenses:
Investment advisory fees (Note 5)	209,240	5,445,248	550,224	492,040	204,890
Shareholder service fees (Note 5)	60,462	859,392	60,624	35,305	17,925
Administrative fees (Note 5)	25,806	479,258	63,620	49,106	23,690
Portfolio accounting fees	32,517	167,628	24,433	33,022	24,344
Recordkeeping fees	21,165	183,868	17,067	31,009	16,854
Custodian fees (Note 5)	5,580	79,452	60,821	171,577	31,995
Registration fees	40,644	61,023	25,573	33,086	25,535
Professional fees	27,793	27,793	17,732	31,793	17,732
Printing and postage	30,867	93,756	11,905	29,226	11,905
Directors’ fees	16,724	16,724	10,558	16,724	10,558
Insurance premiums	301	6,000	248	769	248
Miscellaneous	8,448	9,399	3,208	10,558	3,628

Total expenses	479,547	7,429,541	846,013	934,215	389,304
Deduct:
Expense waivers (Note 5)	(142,889)	(106,776)	(104,318)	(273,456)	(117,709)

Net expenses	336,658	7,322,765	741,695	660,759	271,595

Net investment income (loss)	39,988	(4,030,387)	2,567,018	1,124,509	85,553
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on investment transactions	(234,152)	33,056,576	560,378	4,346,252 (3)	(182,187)
Net realized loss on foreign currency transactions	—	—	(80,820)	(88,138)	(37,086)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	3,878,518	24,028,093	4,563,210	(6,873,459)	469,957

Net realized and unrealized gain (loss) on investments and foreign currency	3,644,366	57,084,669	5,042,768	(2,615,345)	250,684

Change in net assets resulting from operations	$3,684,354	$53,054,282	$7,609,786	$(1,490,836)	$336,237

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(2)	Net of foreign taxes withheld of $18,219, $288,677, $164,451 and $22,610, respectively.
(3)	Net of foreign taxes withheld of $86,457.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2012

Statements of Operations	BMO Funds

	Ultra Short Tax-Free Fund	Short-Term Income Fund	Short- Intermediate Bond Fund	Intermediate Tax-Free Fund	Government Income Fund
Investment income:
Dividend income, unaffiliated issuers	$—	$262,426	$—	$—	$—
Dividend income, affiliated issuers	78,382	21,755	20,900	111,838	1,260
Interest income	9,229,902	3,870,255	3,929,864	27,980,195	6,219,954
Securities lending income	—	52,600	119,122	—	72,269

Total income	9,308,284	4,207,036	4,069,886	28,092,033	6,293,483
Expenses:
Investment advisory fees (Note 5)	1,131,162	336,586	640,779	2,189,256	930,601
Shareholder service fees (Note 5)	192,257	202,242	134,049	1,365,081	470,197
Administrative fees (Note 5)	498,635	155,671	148,180	610,265	215,179
Portfolio accounting fees	241,874	92,755	77,654	286,384	104,895
Recordkeeping fees	27,728	58,470	59,560	135,790	138,343
Custodian fees (Note 5)	82,476	33,659	32,039	103,823	46,500
Registration fees	55,827	45,379	38,722	104,312	40,563
Professional fees	27,793	27,793	27,793	27,793	27,793
Printing and postage	7,289	14,404	10,712	39,938	57,730
Directors’ fees	16,724	16,724	16,724	16,724	16,724
Insurance premiums	3,728	1,362	1,855	4,964	3,450
Miscellaneous	8,699	10,088	13,038	9,298	8,698

Total expenses	2,294,192	995,133	1,201,105	4,893,628	2,060,673
Deduct:
Expense waivers (Note 5)	(377,648)	(203,865)	(185,986)	(821,655)	(310,900)

Net expenses	1,916,544	791,268	1,015,119	4,071,973	1,749,773

Net investment income	7,391,740	3,415,768	3,054,767	24,020,060	4,543,710
Net realized and unrealized gain on investments and futures contracts:
Net realized gain on investment transactions	102,398	58,724	2,735,340	7,019,937	4,790,292
Net realized loss on futures contracts	—	—	—	(52,833)	(124,977)
Net realized loss on short sales	—	—	—	—	(31,289)
Net change in unrealized appreciation on investments and futures contracts	1,750,005	2,810,739	3,411,466	32,117,341 (1)	281,996

Net realized and unrealized gain on investments and futures contracts	1,852,403	2,869,463	6,146,806	39,084,445	4,916,022

Change in net assets resulting from operations	$9,244,143	$6,285,231	$9,201,573	$63,104,505	$9,459,732

(1)	Excludes $5,407,614 in net unrealized appreciation received from an in-kind subscription merger of three affiliated unregistered municipal bond funds effective as of the close of business on April 4, 2012. $118,407,280 in paid-in-capital received from this transaction is recognized in the Statements of Changes within Proceeds from sale of shares. The total value received of $118,407,280 from this non-taxable event represented $111,966,450 in securities cost, $5,407,614 in net unrealized appreciation and $1,033,216 in accrued interest in exchange for 10,735,021 Institutional Class shares at time of merger.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2012

Statements of Operations	BMO Funds

	TCH Corporate Income Fund	Aggregate Bond Fund	TCH Core Plus Bond Fund	Monegy High Yield Bond Fund (1)
Investment income:
Dividend income, unaffiliated issuers	$—	$—	$—	$87,166
Dividend income, affiliated issuers	10,845	64,249	10,916	7,314
Interest income	4,956,312	13,974,356	5,672,601	3,244,609
Securities lending income	39,206	307,629	49,734	—

Total income	5,006,363	14,346,234	5,733,251	3,339,089
Expenses:
Investment advisory fees (Note 5)	284,296	2,078,665	340,394	268,062
Shareholder service fees (Note 5)	78,422	664,718	196,263	72,311
Administrative fees (Note 5)	105,190	459,676	125,946	49,591
Portfolio accounting fees	70,460	176,618	79,192	40,145
Recordkeeping fees	33,081	31,003	22,578	16,873
Custodian fees (Note 5)	22,744	77,035	27,232	10,723
Registration fees	42,009	41,972	31,419	25,573
Professional fees	27,793	27,793	27,793	17,732
Printing and postage	7,349	36,347	28,733	11,905
Directors’ fees	16,724	16,724	16,724	10,558
Insurance premiums	825	4,194	932	248
Miscellaneous	8,698	8,098	9,197	2,998

Total expenses	697,591	3,622,843	906,403	526,719
Deduct:
Expense waivers (Note 5)	(6,252)	(96,180)	—	(105,928)

Net expenses	691,339	3,526,663	906,403	420,791

Net investment income	4,315,024	10,819,571	4,826,848	2,918,298
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investment transactions	3,099,310	19,608,343	3,273,363	237
Net realized gain on foreign currency transactions	—	—	—	4,076
Net realized gain on forward contracts	—	—	—	46,118
Net realized loss on short sales	—	(4,336)	—	—
Net change in unrealized appreciation on investments and foreign currency translation	4,623,473	6,103,334	4,527,362	2,827,411

Net realized and unrealized gain on investments and foreign currency	7,722,783	25,707,341	7,800,725	2,877,842

Change in net assets resulting from operations	$12,037,807	$36,526,912	$12,627,573	$5,796,140

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2012

Statements of Operations	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Investment income:
Dividend income, unaffiliated issuers	$—	$7,289	$375,802
Interest income	822,930	3,876,024	12,773,656

Total income	822,930	3,883,313	13,149,458
Expenses:
Investment advisory fees (Note 5)	977,697	1,704,151	4,856,310
Shareholder service fees (Note 5)	460,370	549,902	3,416,001
Administrative fees (Note 5)	163,631	285,360	1,130,002
Portfolio accounting fees	107,169	160,501	353,231
Recordkeeping fees	25,718	32,140	140,784
Custodian fees (Note 5)	73,885	110,207	362,504
Registration fees	62,788	67,506	119,089
Professional fees	27,793	27,793	27,793
Printing and postage	9,905	19,778	72,285
Directors’ fees	16,724	16,724	16,724
Insurance premiums	6,068	10,526	41,046
Distribution services fees (Note 5):
Advisor class of shares	—	—	57,929
Miscellaneous	24,204	17,403	47,272

Total expenses	1,955,952	3,001,991	10,640,970
Deduct:
Expense waivers (Note 5)	(1,184,845)	(797,190)	(1,404,392)

Net expenses	771,107	2,204,801	9,236,578

Net investment income	51,823	1,678,512	3,912,880
Net realized gain on investments:
Net realized gain on investment transactions	300	92,042	15,960

Net realized gain on investments	300	92,042	15,960

Change in net assets resulting from operations	$52,123	$1,770,554	$3,928,840

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Large-Cap Value Fund			Dividend Income Fund	Large-Cap Growth Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011		Period Ended August 31, 2012(2)	Year Ended August 31, 2012	Year Ended August 31, 2011
Change in net assets resulting from:
Operations:
Net investment income (loss)	$1,792,817	$1,619,796		$1,043,796	$399,129	$8,335
Net realized gain (loss) on investments	24,041,718	11,834,219		(97,877)	22,551,289	19,594,301
Net realized gain (loss) on options	(25,232)	234,187		—	—	—
Net change in unrealized appreciation (depreciation) on investments and options	(4,130,140)	16,086,191		3,960,281	6,627,276	14,226,224

Change in net assets resulting from operations	21,679,163	29,774,393		4,906,200	29,577,694	33,828,860
Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(641,720)	(458,966)		(267,195)	—	(53,021)
Advisor class of shares	—	(13,552	)(1)	—	—	—
Institutional class of shares	(913,476)	(591,867)		(524,675)	—	(368,521)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	—		—	—	—
Institutional class of shares	—	—		—	—	—

Change in net assets resulting from distributions to shareholders	(1,555,196)	(1,064,385)		(791,870)	—	(421,542)
Capital stock transactions:
Proceeds from sale of shares	22,989,457	37,073,195		75,438,684	42,924,593	34,926,205
Net asset value of shares issued to shareholders in payment of distributions declared	1,341,305	899,058		748,905	—	357,848
Cost of shares redeemed	(41,767,182)	(87,743,359)		(5,695,562)	(64,093,578)	(41,404,671)
Redemption fees	9,475	5,536		14	7,911	3,420

Change in net assets resulting from capital stock transactions	(17,426,945)	(49,765,570)		70,492,041	(21,161,074)	(6,117,198)

Change in net assets	2,697,022	(21,055,562)		74,606,371	8,416,620	27,290,120
Net assets:
Beginning of period	146,722,434	167,777,996		—	184,106,444	156,816,324

End of period	$149,419,456	$146,722,434		$74,606,371	$192,523,064	$184,106,444

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$948,355	$756,720		$262,948	$404,698	$—

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(3)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund		Small-Cap Growth Fund
Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011(3)	Year Ended August 31, 2012	Year Ended August 31, 2011

$1,874,475	$1,553,345	$(879,898)	$(12,971)	$39,988	$(24,535)	$(4,030,387)	$(4,033,559)
11,601,404	21,248,266	16,545,176	31,682,442	(234,152)	(63,297)	33,056,576	58,291,035
(289,395)	—	—	—	—	—	—	—

12,660,167	15,413,330	14,838,843	12,375,207	3,878,518	(1,973,666)	24,028,093	15,814,744

25,846,651	38,214,941	30,504,121	44,044,678	3,684,354	(2,061,498)	53,054,282	70,072,220

(555,409)	(687,246)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(780,495)	(785,419)	—	—	—	—	—	—

—	—	—	—	—	—	(20,355,597)	—
—	—	—	—	—	—	(11,467,857)	—

(1,335,904)	(1,472,665)	—	—	—	—	(31,823,454)	—

24,077,168	58,081,551	28,437,605	79,829,949	8,066,040	31,152,617	176,452,125	332,975,783

1,118,439	1,240,397	—	—	—	—	30,122,984	—
(53,471,149)	(83,190,526)	(86,020,182)	(72,958,688)	(4,475,710)	(4,145,472)	(200,462,796)	(225,813,864)
9,735	17,089	13,417	6,420	1,420	—	72,902	75,634

(28,265,807)	(23,851,489)	(57,569,160)	6,877,681	3,591,750	27,007,145	6,185,215	107,237,553

(3,755,060)	12,890,787	(27,065,039)	50,922,359	7,276,104	24,945,647	27,416,043	177,309,773

239,633,745	226,742,958	254,449,943	203,527,584	24,945,647	—	528,855,175	351,545,402

$235,878,685	$239,633,745	$227,384,904	$254,449,943	$32,221,751	$24,945,647	$556,271,218	$528,855,175

$926,325	$556,761	$(632,371)	$—	$32,211	$—	$(3,057,155)	$—

Statements of Changes in Net Assets

	Pyrford International Stock Fund	Lloyd George Emerging Markets Equity Fund		Pyrford Global Strategic Return Fund	Ultra Short Tax-Free Fund
	Period Ended August 31, 2012 (2)	Year Ended August 31, 2012	Year Ended August 31, 2011	Period Ended August 31, 2012 (2)	Year Ended August 31, 2012	Year Ended August 31, 2011
Change in net assets resulting from:
Operations:
Net investment income	$2,567,018	$1,124,509	$551,325	$85,553	$7,391,740	$5,523,704
Net realized gain (loss) on investments	560,378	4,346,252	5,080,692	(182,187)	102,398	139,649
Net realized loss on foreign currency transactions	(80,820)	(88,138)	(9,783)	(37,086)	—	—
Net realized loss on futures contracts	—	—	—	—	—	(15,629)
Net realized loss on cover shorts	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	4,563,210	(6,873,459)	(2,863,093)	469,957	1,750,005	(606,557)

Change in net assets resulting from operations	7,609,786	(1,490,836)	2,759,141	336,237	9,244,143	5,041,167
Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	(288,688)	(385,785)	—	(817,403)	(678,289)
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	—	(1,030,495)	(1,408,143)	—	(6,574,338)	(4,845,415)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	(668,992)	(725,811)	—	(1,151)	(7,189)
Institutional class of shares	—	(2,108,739)	(2,475,979)	—	(8,393)	(43,559)

Change in net assets resulting from distributions to shareholders	—	(4,096,914)	(4,995,718)	—	(7,401,285)	(5,574,452)
Capital stock transactions:
Proceeds from sale of shares	119,636,504	21,963,303	13,317,808	56,835,984	698,136,911	359,594,924
Net asset value of shares issued to shareholders in payment of distributions declared	—	4,049,326	4,895,749	—	1,735,815	1,408,135
Cost of shares redeemed	(9,541,062)	(9,376,390)	(27,553,764)	(3,233,431)	(335,007,179)	(243,246,122)
Redemption fees	23,557	2,532	670	4,036	52,067	77,070

Change in net assets resulting from capital stock transactions	110,118,999	16,638,771	(9,339,537)	53,606,589	364,917,614	117,834,007

Change in net assets	117,728,785	11,051,021	(11,576,114)	53,942,826	366,760,472	117,300,722
Net assets:
Beginning of period	—	48,917,121	60,493,235	—	423,609,364	306,308,642

End of period	$117,728,785	$59,968,142	$48,917,121	$53,942,826	$790,369,836	$423,609,364

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$2,499,093	$638,786	$289,402	$(16,256)	$(3,543)	$(1,555)

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(3)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.
(4)	Includes $118,407,280 of paid-in-capital received from an in-kind subscription merger of three affiliated unregistered municipal bond funds effective as of the close of business on April 4, 2012. The total value received of $118,407,280 from this non-taxable event represented $111,966,450 in securities cost, $5,407,614 in net unrealized appreciation and $1,033,216 in accrued interest in exchange for 10,735,021 Institutional Class of shares at time of merger.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund			Short- Intermediate Bond Fund			Intermediate Tax-Free Fund			Government Income Fund
Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2012	Year Ended August 31, 2011

$3,415,768	$3,468,750		$3,054,767	$3,238,693		$24,020,060	$15,768,406		$4,543,710	$6,571,022
58,724	22,595		2,735,340	797,285		7,019,937	829,116		4,790,292	12,898,480

—	—		—	—		—	—		—	—
—	—		—	—		(52,833)	(735,137)		(124,977)	—
—	—		—	—		—	—		(31,289)	—

2,810,739	(231,536)		3,411,466	2,546,877		32,117,341	(3,477,646)		281,996	(7,005,354)

6,285,231	3,259,809		9,201,573	6,582,855		63,104,505	12,384,739		9,459,732	12,464,148

(1,567,219)	(1,351,289)		(963,303)	(997,738)		(16,197,571)	(12,251,828)		(5,180,189)	(4,716,937)
—	(26,818	)(1)	—	(20,354	)(1)	—	—		—	(28,678	)(1)
(1,927,844)	(1,704,534)		(2,168,201)	(2,077,200)		(7,362,530)	(3,516,578	)(3)	(1,340,347)	(1,778,797)

—	—		—	—		(369,197)	(1,224,322)		(8,279,242)	(7,440,967)
—	—		—	—		(143,741)	—		(1,873,815)	(3,211,556)

(3,495,063)	(3,082,641)		(3,131,504)	(3,095,292)		(24,073,039)	(16,992,728)		(16,673,593)	(17,176,935)

88,282,180	85,224,333		29,539,305	25,844,448		635,137,531 (4)	479,393,400		29,263,920	39,580,323

2,100,688	1,700,975		2,334,341	2,275,372		14,189,851	9,959,035		14,197,297	14,673,268
(53,419,328)	(64,700,039)		(27,729,013)	(54,827,581)		(164,250,330)	(356,127,826)		(69,054,734)	(191,452,462)
53,222	30,809		4,328	15,010		67,677	67,889		12,530	19,993

37,016,762	22,256,078		4,148,961	(26,692,751)		485,144,729	133,292,498		(25,580,987)	(137,178,878)

39,806,930	22,433,246		10,219,030	(23,205,188)		524,176,195	128,684,509		(32,794,848)	(141,891,665)

151,473,477	129,040,231		156,757,713	179,962,901		551,488,897	422,804,388		251,764,897	393,656,562

$191,280,407	$151,473,477		$166,976,743	$156,757,713		$1,075,665,092	$551,488,897		$218,970,049	$251,764,897

$1,360	$132,775		$(10,027)	$170,292		$486,094	$182,492		$(2,544)	$165,359

Statements of Changes in Net Assets

	TCH Corporate Income Fund			Aggregate Bond Fund			TCH Core Plus Bond Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2012	Year Ended August 31, 2011
Change in net assets resulting from:
Operations:
Net investment income	$4,315,024	$3,140,025		$10,819,571	$7,957,676		$4,826,848	$3,559,830
Net realized gain on investments	3,099,310	1,030,668		19,608,343	9,301,817		3,273,363	1,078,917
Net realized gain on foreign currency transactions	—	—		—	—		—	—
Net realized gain on forward contracts	—	—		—	—		—	—
Net realized loss on cover shorts	—	—		(4,336)	—		—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	4,623,473	(6,844)		6,103,334	628,060		4,527,362	676,663

Change in net assets resulting from operations	12,037,807	4,163,849		36,526,912	17,887,553		12,627,573	5,315,410
Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(1,195,047)	(719,639)		(5,761,441)	(3,392,388)		(2,982,206)	(1,955,431)
Advisor class of shares	—	(19,418	)(1)	—	(10,348	)(1)	—	—
Institutional class of shares	(3,394,651)	(2,549,966)		(6,161,370)	(4,439,397)		(2,334,152)	(1,760,085)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(193,242)	(445,673)		(5,736,192)	(6,037,464)		(484,032)	(817,182)
Advisor class of shares	—	—		—	—		—	—
Institutional class of shares	(749,693)	(1,180,761)		(5,647,146)	(7,148,125)		(357,603)	(776,479)

Change in net assets resulting from distributions to shareholders	(5,532,633)	(4,915,457)		(23,306,149)	(21,027,722)		(6,157,993)	(5,309,177)
Capital stock transactions:
Proceeds from sale of shares	48,695,296	34,962,292		151,557,254	212,334,484		57,218,647	42,758,412
Net asset value of shares issued to shareholders in payment of distributions declared	4,461,261	4,378,777		21,496,939	19,576,144		5,891,477	5,110,252
Cost of shares redeemed	(14,358,393)	(14,545,981)		(90,098,656)	(74,618,787)		(20,759,560)	(13,986,481)
Redemption fees	9,924	16,675		35,661	5,002		6,426	3,680

Change in net assets resulting from capital stock transactions	38,808,088	24,811,763		82,991,198	157,296,843		42,356,990	33,885,863

Change in net assets	45,313,262	24,060,155		96,211,961	154,156,674		48,826,570	33,892,096
Net assets:
Beginning of period	93,805,104	69,744,949		469,392,226	315,235,552		109,518,632	75,626,536

End of period	$139,118,366	$93,805,104		$565,604,187	$469,392,226		$158,345,202	$109,518,632

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(2,272)	$(2,272)		$(3,190)	$11,570		$(2,273)	$(2,273)

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(3)	Reflects operations for the period from September 1, 2011 to December 19, 2011 (termination of Advisor class of shares).

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund	Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Period Ended August 31, 2012 (2)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012		Year Ended August 31, 2011

$2,918,298	$51,823	$149,314	$1,678,512	$2,161,718	$3,912,880		$4,265,991
237	300	94	92,042	104,695	15,960		163,048
4,076	—	—	—	—	—		—

46,118	—	—	—	—	—		—
—	—	—	—	—	—		—

2,827,411	—	—	—	—	—		—

5,796,140	52,123	149,408	1,770,554	2,266,413	3,928,840		4,429,039

(1,554,210)	(18,509)	(22,849)	(65,235)	(159,815)	(126,025)		(165,239)
—	—	—	—	—	(784	)(3)	(6,517)
(1,380,491)	(33,314)	(126,465)	(1,613,277)	(2,001,903)	(3,832,182)		(4,094,235)
—	—	(30)	(21,871)	(31,369)	(62,223)		—
—	—	—	—	—	(1,577	)(3)	—
—	—	(64)	(70,171)	(73,326)	(93,833)		—

(2,934,701)	(51,823)	(149,408)	(1,770,554)	(2,266,413)	(4,116,624)		(4,265,991)
107,967,448	2,539,840,108	5,110,711,968	2,785,208,009	2,331,341,990	9,696,336,638		12,983,614,054

2,733,832	9,095	40,352	173,622	268,014	510,761		716,309
(6,090,995)	(2,604,139,512)	(5,277,980,800)	(2,899,682,100)	(2,380,977,415)	(10,106,331,003)		(12,910,474,846)
407	—	—	—	—	—		—

104,610,692	(64,290,309)	(167,228,480)	(114,300,469)	(49,367,411)	(409,483,604)		73,855,517

107,472,131	(64,290,009)	(167,228,480)	(114,300,469)	(49,367,411)	(409,671,388)		74,018,565

—	500,409,205	667,637,685	857,767,832	907,135,243	3,631,905,156		3,557,886,591

$107,472,131	$436,119,196	$500,409,205	$743,467,363	$857,767,832	$3,222,233,768		$3,631,905,156

$20,897	$—	$—	$53	$53	$(157,632)		$46,112

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)				Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)		Net investment income (loss) (2)
Large-Cap Value Fund
2012(3)	$10.62	$0.12	$1.57	$1.69	$(0.10)	$—	$(0.10)	$12.21	16.04%	1.24%	0.06%		1.10%	$76,786	127%
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.24	0.05		0.78	67,845	55
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.27	0.06		0.85	73,579	82
2009(3)	12.07	0.16	(2.64)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—		1.80	80,537	73
2008(3)	14.30	0.18	(1.58)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—		1.11	103,979	40
Dividend Income Fund
2012(3)(10)	10.00	0.16	0.76	0.92	(0.13)	—	(0.13)	10.79	9.28	0.90	0.25		2.54	27,647	18
Large-Cap Growth Fund
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.24	0.05		0.11	103,385	185
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.24	0.05		(0.14)	80,508	113
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.28	0.07		(0.07)	60,125	121
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—		0.38	55,665	142
2008(3)	13.73	(0.03)	(0.73)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—		(0.10)	74,507	122
Mid-Cap Value Fund
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.23	0.02		0.69	132,283	31
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.24	0.02		0.47	131,209	37
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.27	0.04		0.38	121,288	58
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—		0.64	122,051	63
2008(3)	15.63	0.06	(1.49)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—		0.35	166,722	41
Mid-Cap Growth Fund
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.24	0.01		(0.52)	95,884	69
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.23	0.00	(6)	(0.21)	92,911	79
2010(3)	12.62	(0.08)	1.88	1.80	—	—	—	14.42	14.26	1.26	0.04		(0.58)	63,584	133
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—		(0.07)	53,443	224
2008(3)	17.46	(0.30)	(0.06)	(0.36)	—	—	—	17.10	(2.06)	1.26	—		(0.58)	71,086	186
Small-Cap Value Fund
2012(3)	9.25	0.01	1.21	1.22	—	—	—	10.47	13.19	1.24	0.51		0.11	28,087	58
2011(3)(9)	10.00	(0.01)	(0.74)	(0.75)	—	—	—	9.25	(7.50)	1.24	0.57		(0.21)	22,132	21
Small-Cap Growth Fund
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.44	0.02		(0.83)	331,307	85
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.44	0.02		(0.90)	335,200	101
2010(3)	11.92	(0.15)	2.26	2.11	—	—	—	14.03	17.70	1.47	0.07		(1.18)	163,225	153
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—		(0.18)	102,186	233
2008(3)	19.01	(0.22)	(1.27)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—		(0.92)	144,938	174
Pyrford International Stock Fund
2012(3)(10)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.24	0.15		3.55	39,938	13
Lloyd George Emerging Markets Equity Fund
2012(3)	15.81	0.36	(1.19)	(0.83)	(0.40)	(0.92)	(1.32)	13.66	(5.04)	1.43	0.51		2.02	17,019	83
2011(3)	16.17	0.08	0.86	0.94	(0.45)	(0.85)	(1.30)	15.81	5.08	1.50	0.37		0.67	11,753	34
2010(3)	14.45	0.03	2.37	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	1.50	0.51		0.28	12,856	30
2009(3)(7)	10.00	0.08	4.38	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27		1.52	6,691	58

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)	Net investment income (loss) (2)
Pyrford Global Strategic Return Fund
2012(3)(10)	$10.00	$0.02	$0.18	$0.20	$—	$—	$—	$10.20	2.00%	1.24%	0.46%	0.25%	$11,780	52%
Ultra Short Tax-Free Fund
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.55	0.07	1.06	107,582	128
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.06	1.33	0.55	0.10	1.41	55,069	148
2010(3)(8)	10.00	0.11	0.07	0.18	(0.11)	—	(0.11)	10.07	1.82	0.55	0.16	1.25	33,189	83
Short-Term Income Fund
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.60	0.12	1.89	90,098	63
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.60	0.18	2.65	64,882	114
2010(3)	8.97	0.27	0.32	0.59	(0.26)	—	(0.26)	9.30	6.61	0.60	0.20	2.95	52,353	50
2009(3)	8.92	0.36	0.04	0.40	(0.35)	—	(0.35)	8.97	4.77	0.60	0.27	4.11	29,403	49
2008(3)	9.02	0.41	(0.11)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.48	28,232	47
Short-Intermediate Bond Fund
2012(3)	10.13	0.18	0.39	0.57	(0.18)	—	(0.18)	10.52	5.72	0.80	0.12	1.74	53,044	190
2011(3)	9.90	0.18	0.22	0.40	(0.17)	—	(0.17)	10.13	4.07	0.80	0.13	1.78	54,028	445
2010(3)	9.00	0.23	0.86	1.09	(0.19)	—	(0.19)	9.90	12.25	0.80	0.14	2.43	65,383	373
2009(3)	8.91	0.46	0.09	0.55	(0.46)	—	(0.46)	9.00	7.05	0.80	0.14	5.64	59,653	360
2008(3)	9.16	0.44	(0.26)	0.18	(0.43)	—	(0.43)	8.91	1.91	0.80	0.06	4.69	95,322	293
Intermediate Tax-Free Fund
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.55	0.15	3.02	730,555	55
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.55	0.33	3.44	385,220	59
2010(3)	10.28	0.38	0.61	0.99	(0.38)	(0.02)	(0.40)	10.87	9.78	0.55	0.53	3.58	422,804	45
2009(3)	10.21	0.41	0.19	0.60	(0.41)	(0.12)	(0.53)	10.28	6.21	0.55	0.58	4.14	141,961	92
2008(3)	9.93	0.39	0.28	0.67	(0.39)	—	(0.39)	10.21	6.84	0.55	0.58	3.84	89,772	196
Government Income Fund
2012(3)	10.04	0.18	0.22	0.40	(0.27)	(0.40)	(0.67)	9.77	4.23	0.80	0.13	1.91	177,442	355
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.80	0.13	2.08	204,664	717
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.80	0.11	3.24	274,660	383
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80	0.10	4.96	296,190	360
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80	0.06	4.68	367,555	284
TCH Corporate Income Fund
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.79	0.01	3.55	47,507	79
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.80	0.08	3.95	17,542	48
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.28	0.80	0.30	4.01	15,546	80
2009(3)(7)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.44	0.80	1.04	5.07	5,570	38
Aggregate Bond Fund
2012(3)	10.98	0.22	0.52	0.74	(0.24)	(0.26)	(0.50)	11.22	6.93	0.80	0.02	1.95	302,520	266
2011(3)	11.14	0.21	0.23	0.44	(0.20)	(0.40)	(0.60)	10.98	4.24	0.80	0.04	1.93	229,245	586
2010(3)	10.19	0.29	0.94	1.23	(0.28)	—	(0.28)	11.14	12.25	0.80	0.09	2.73	133,878	449
2009(3)	10.01	0.50	0.48	0.98	(0.48)	(0.32)	(0.80)	10.19	11.12	0.80	0.12	5.40	76,892	445
2008(3)	10.10	0.47	(0.04)	0.43	(0.46)	(0.06)	(0.52)	10.01	4.32	0.80	0.08	4.64	79,471	333

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)					Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)		Expense waiver (2)		Net investment income (loss) (2)
TCH Core Plus Bond Fund
2012(3)	$11.41	$0.40	$0.61	$1.01	$(0.44)	$(0.08)	$(0.52)	$11.90	9.23%	0.77%		—%		3.43%	$94,648	84%
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.80		0.04		4.03	62,121	48
2010(3)	10.81	0.40	0.68	1.08	(0.44)	(0.01)	(0.45)	11.44	10.19	0.80		0.17		3.58	39,776	72
2009(3)(7)	10.00	0.25	0.82	1.07	(0.26)	—	(0.26)	10.81	10.83	0.80		0.32		4.02	21,057	26
Monegy High Yield Bond Fund
2012(3)(10)	10.00	0.35	0.32	0.67	(0.35)	—	(0.35)	10.32	6.83	0.90		0.20		5.34	58,898	16
Government Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.16		0.40		0.01	101,548	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.21		0.34		0.01	256,327	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.28		0.26		0.01	353,637	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.56	0.47	(11)	0.08		0.53	476,685	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.19	0.45		0.10		2.91	309,487	—
Tax-Free Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.43		0.11		0.03	160,882	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.44		0.10		0.06	243,833	—
2010	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	0.45		0.09		0.29	299,374	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.42	0.48	(11)	0.08		1.40	389,143	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.57	0.45		0.09		2.48	424,211	—
Prime Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.38		0.08		0.01	1,288,067	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.38		0.08		0.01	1,401,557	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.04	0.41		0.05		0.04	1,412,771	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.15	0.49	(11)	0.00	(6)	1.16	2,240,416	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.65	0.45		0.01		3.65	2,524,244	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from December 22, 2008 (inception date) to August 31, 2009.
(8)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(9)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(10)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(11)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)				Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)		Net investment income (loss) (2)
Large-Cap Value Fund
2012(3)	$10.65	$0.16	$1.56	$1.72	$(0.13)	$—	$(0.13)	$12.24	16.32%	0.99%	0.06%		1.36%	$72,633	127%
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	0.99	0.05		1.03	78,877	55
2010(3)	9.43	0.11	(0.11)	0.00	(0.15)	—	(0.15)	9.28	(0.14)	1.02	0.06		1.09	88,269	82
2009(3)	12.07	0.19	(2.64)	(2.45)	(0.19)	(0.00)	(0.19)	9.43	(20.27)	1.08	—		2.04	104,984	73
2008(3)(7)	12.99	0.10	(0.95)	(0.85)	(0.07)	—	(0.07)	12.07	(6.57)	1.00	—		1.54	152,572	40
Dividend Income Fund
2012(3)(12)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.65	0.25		2.76	46,959	18
Large-Cap Growth Fund
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	0.99	0.05		0.35	89,138	185
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	0.99	0.05		0.11	103,598	113
2010(3)	9.67	0.02	0.29	0.31	(0.04)	—	(0.04)	9.94	3.17	1.03	0.07		0.18	91,433	121
2009(3)	11.84	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	9.67	(18.16)	1.14	—		0.62	100,612	142
2008(3)(7)	11.97	0.01	(0.14)	(0.13)	—	—	—	11.84	(1.09)	1.03	—		0.30	149,952	122
Mid-Cap Value Fund
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	0.98	0.02		0.94	103,596	31
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	0.99	0.02		0.71	108,425	37
2010(3)	9.63	0.06	0.69	0.75	(0.09)	—	(0.09)	10.29	7.83	1.02	0.04		0.63	99,329	58
2009(3)	12.17	0.07	(2.01)	(1.94)	(0.05)	(0.55)	(0.60)	9.63	(14.59)	1.12	—		0.90	91,115	63
2008(3)(7)	12.55	0.04	(0.42)	(0.38)	—	—	—	12.17	(3.03)	1.02	—		0.59	99,009	41
Mid-Cap Growth Fund
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	0.99	0.01		(0.27)	131,501	69
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.00	(6)	0.10	161,539	79
2010(3)	12.68	(0.05)	1.89	1.84	(0.02)	—	(0.02)	14.50	14.49	1.01	0.04		(0.33)	136,392	133
2009(3)	17.14	0.02	(3.88)	(3.86)	—	(0.60)	(0.60)	12.68	(21.79)	1.10	—		0.18	135,858	224
2008(3)(7)	17.09	(0.01)	0.06	0.05	—	—	—	17.14	0.29	1.01	—		(0.19)	171,529	186
Small-Cap Value Fund
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	0.99	0.51		0.34	4,135	58
2011(3)(11)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	0.99	0.57		0.04	2,814	21
Small-Cap Growth Fund
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.19	0.02		(0.59)	224,964	85
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.19	0.02		(0.56)	193,655	101
2010(3)	11.97	(0.12)	2.27	2.15	—	—	—	14.12	17.96	1.22	0.07		(0.93)	169,036	153
2009(3)	14.22	0.01	(2.26)	(2.25)	—	—	—	11.97	(15.82)	1.35	—		0.05	127,901	233
2008(3)(7)	14.73	(0.03)	(0.48)	(0.51)	—	—	—	14.22	(3.46)	1.27	—		(0.49)	134,623	174
Pyrford International Stock Fund
2012(3)(12)	10.00	0.24	0.54	0.78	—	—	—	10.78	7.80	0.99	0.15		3.83	77,791	13
Lloyd George Emerging Markets Equity Fund
2012(3)	15.86	0.37	(1.17)	(0.80)	(0.45)	(0.92)	(1.37)	13.69	(4.79)	1.18	0.52		2.15	42,949	83
2011(3)	16.21	0.09	0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.25	0.36		0.85	37,164	34
2010(3)	14.47	0.09	2.35	2.44	(0.18)	(0.52)	(0.70)	16.21	16.88	1.25	0.51		0.53	46,996	30
2009(3)(8)	10.00	0.09	4.39	4.48	(0.01)	—	(0.01)	14.47	44.82	1.25	1.27		1.54	39,054	58
Pyrford Global Strategic Return Fund
2012(3)(12)	10.00	0.02	0.19	0.21	—	—	—	10.21	2.10	0.99	0.46		0.36	42,163	52

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)	Net investment income (loss) (2)
Ultra Short Tax-Free Fund
2012(3)	$10.06	$0.14	$0.03	$0.17	$(0.14)	$(0.00)	$(0.14)	$10.09	1.66%	0.30%	0.07%	1.32%	$682,788	128%
2011(3)	10.07	0.17	(0.01)	0.16	(0.17)	—	(0.17)	10.06	1.58	0.30	0.10	1.64	368,540	148
2010(3)(9)	10.00	0.13	0.07	0.20	(0.13)	—	(0.13)	10.07	2.05	0.30	0.16	1.52	273,120	83
Short-Term Income Fund
2012(3)	9.32	0.20	0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.35	0.12	2.16	101,182	63
2011(3)	9.31	0.26	(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.35	0.17	2.93	86,591	114
2010(3)	8.98	0.29	0.32	0.61	(0.28)	—	(0.28)	9.31	6.87	0.35	0.20	3.19	72,686	50
2009(3)	8.93	0.38	0.04	0.42	(0.37)	—	(0.37)	8.98	5.03	0.35	0.27	4.47	66,039	49
2008(3)	9.02	0.43	(0.09)	0.34	(0.43)	—	(0.43)	8.93	3.76	0.35	0.20	4.69	72,928	47
Short-Intermediate Bond Fund
2012(3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.55	0.12	1.99	113,933	190
2011(3)	9.90	0.20	0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.55	0.13	2.03	102,730	445
2010(3)	8.99	0.26	0.87	1.13	(0.22)	—	(0.22)	9.90	12.65	0.55	0.14	2.69	109,776	373
2009(3)	8.90	0.48	0.09	0.57	(0.48)	—	(0.48)	8.99	7.32	0.55	0.14	5.89	118,546	360
2008(3)	9.16	0.45	(0.26)	0.19	(0.45)	—	(0.45)	8.90	2.05	0.55	0.06	4.94	200,110	293
Intermediate Tax-Free Fund
2012(3)	10.75	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45	—	3.10	345,109	55
2011(3)(10)	10.37	0.25	0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.50	0.06	3.54	166,269	59
Government Income Fund
2012(3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.55	0.13	2.16	41,528	355
2011(3)	10.08	0.24	0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.55	0.12	2.33	47,101	717
2010(3)	9.49	0.35	0.55	0.90	(0.31)	—	(0.31)	10.08	9.65	0.55	0.11	3.52	113,314	383
2009(3)	9.37	0.48	0.36	0.84	(0.46)	(0.26)	(0.72)	9.49	9.65	0.55	0.10	5.22	159,881	360
2008(3)	9.44	0.46	(0.07)	0.39	(0.46)	—	(0.46)	9.37	4.16	0.55	0.06	4.88	249,127	284
TCH Corporate Income Fund
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.54	0.01	3.88	91,611	79
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.55	0.08	4.18	76,263	48
2010(3)	11.57	0.53	0.99	1.52	(0.54)	(0.07)	(0.61)	12.48	13.56	0.55	0.30	4.13	52,317	80
2009(3)(8)	10.00	0.35	1.58	1.93	(0.36)	—	(0.36)	11.57	19.63	0.55	1.04	4.88	15,927	38
Aggregate Bond Fund
2012(3)	10.97	0.24	0.53	0.77	(0.26)	(0.26)	(0.52)	11.22	7.30	0.55	0.02	2.21	263,084	266
2011(3)	11.13	0.23	0.24	0.47	(0.23)	(0.40)	(0.63)	10.97	4.50	0.55	0.04	2.18	240,147	586
2010(3)	10.19	0.32	0.93	1.25	(0.31)	—	(0.31)	11.13	12.43	0.55	0.09	3.03	178,962	449
2009(3)	10.01	0.52	0.48	1.00	(0.50)	(0.32)	(0.82)	10.19	11.40	0.55	0.12	5.66	150,309	445
2008(3)	10.10	0.50	(0.04)	0.46	(0.49)	(0.06)	(0.55)	10.01	4.58	0.55	0.08	4.87	222,380	333
TCH Core Plus Bond Fund
2012(3)	11.41	0.43	0.61	1.04	(0.47)	(0.08)	(0.55)	11.90	9.41	0.52	—	3.68	63,697	84
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.55	0.04	4.28	47,398	48
2010(3)	10.81	0.42	0.68	1.10	(0.46)	(0.01)	(0.47)	11.44	10.46	0.55	0.17	3.84	35,851	72
2009(3)(8)	10.00	0.26	0.83	1.09	(0.28)	—	(0.28)	10.81	11.04	0.55	0.32	3.73	33,067	26

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)					Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)		Expense waiver (2)		Net investment income (loss) (2)
Monegy High Yield Bond Fund
2012(3)(12)	$10.00	$0.37	$0.32	$0.69	$(0.37)	$—	$(0.37)	$10.32	7.00%	0.65%		0.20%		5.54%	$48,574	16%
Government Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.16		0.15		0.01	334,571	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.17		0.13		0.04	244,082	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.09	0.20		0.09		0.09	314,001	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.23	(13)	0.07		0.75	399,654	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.45	0.20		0.10		3.33	275,136	—
Tax-Free Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.20		0.09		0.25	582,585	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.20		0.08		0.30	613,935	—
2010	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.55	0.20		0.09		0.53	607,761	—
2009	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.68	0.23	(13)	0.08		1.62	596,180	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.83	0.20		0.09		2.67	398,315	—
Prime Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.20		0.01		0.19	1,934,167	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.20		0.01		0.19	2,164,483	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.25	0.20		0.01		0.25	2,077,081	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	0.24	(13)	0.00	(6)	1.32	3,024,018	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.91	0.20		0.01		3.69	3,101,260	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from January 31, 2008 (inception date) to August 31, 2008.
(8)	Reflects operations for the period from December 22, 2008 (inception date) to August 31, 2009.
(9)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(10)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.
(11)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(12)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(13)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2012

Notes to Financial Statements

1.	Organization

BMO Funds (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2012, the Corporation consisted of twenty two diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), each with Investor and Institutional classes of shares.

Portfolio Name	Investment Objective
BMO Large-Cap Value Fund (“Large-Cap Value Fund”)	To provide capital appreciation.
BMO Dividend Income Fund (“Dividend Income Fund”)*	To provide capital appreciation and current income.
BMO Large-Cap Growth Fund (“Large-Cap Growth Fund”)	To provide capital appreciation.
BMO Mid-Cap Value Fund (“Mid-Cap Value Fund”)	To provide capital appreciation.
BMO Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	To provide capital appreciation.
BMO Small-Cap Value Fund (“Small-Cap Value Fund”)	To provide capital appreciation.
BMO Small-Cap Growth Fund (“Small-Cap Growth Fund”)	To provide capital appreciation.
BMO Pyrford International Stock Fund (“Pyrford International Stock Fund”)*	To provide capital appreciation.
BMO Lloyd George Emerging Markets Equity Fund (“Lloyd George Emerging Markets Equity Fund”)	To provide capital appreciation.
BMO Pyrford Global Strategic Return Fund (“Pyrford Global Strategic Return Fund”)*	To maximize total return.
BMO Ultra Short Tax-Free Fund (“Ultra Short Tax-Free Fund”)	To provide current income exempt from federal income tax consistent with the preservation of capital.
BMO Short-Term Income Fund (“Short-Term Income Fund”)	To maximize total return consistent with current income.
BMO Short-Intermediate Bond Fund (“Short-Intermediate Bond Fund”)	To maximize total return consistent with current income.
BMO Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)	To provide a high level of current income exempt from federal income tax consistent with the preservation of capital.
BMO Government Income Fund (“Government Income Fund”)	To provide current income.
BMO TCH Corporate Income Fund (“TCH Corporate Income Fund”)	To maximize total return consistent with current income.
BMO Aggregate Bond Fund (“Aggregate Bond Fund”)	To maximize total return consistent with current income.
BMO TCH Core Plus Bond Fund (“TCH Core Plus Bond Fund”)	To maximize total return consistent with current income.
BMO Monegy High Yield Bond Fund (“Monegy High Yield Bond Fund”)*	To maximize total return consistent with current income.
BMO Government Money Market Fund (“Government Money Market Fund”)	To provide current income consistent with stability of principal.
BMO Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
BMO Prime Money Market Fund (“Prime Money Market Fund”)	To provide current income consistent with stability of principal.

*	Fund inception date is December 29, 2011.

Prior to June 1, 2012, M&I Investment Corp., a wholly-owned subsidiary of BMO Financial Corp. (“BMO”), served as the Funds’ investment adviser. Effective June 1, 2012, M&I Investment Management Corp. merged with and into Harris Investment Management, Inc., another wholly-owned subsidiary of BMO, as part of an internal restructuring. The new combined entity, BMO Asset Management Corp. (the “Adviser”), is a Delaware corporation headquartered in Chicago, Illinois.

The Marshall International Stock Fund terminated operations and liquidated shares on December 29, 2011. As of December 29, 2011, the Fund’s shareholders retain the right to certain receivables pertaining to fair fund litigation settlements which remain pending. The shareholders of record on the termination date may receive subsequent distributions pertaining to these receivables upon collection.

The BMO Large-Cap Focus Fund terminated operations and liquidated shares on August 28, 2012.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts

BMO Funds

of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Pyrford International Stock Fund, Lloyd George Emerging Markets Equity Fund and Pyrford Global Strategic Return Fund may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser (or sub-advisers, as applicable) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Notes to Financial Statements (continued)

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

During the year ended August 31, 2012, the Intermediate Tax-Free Fund had an average of 24 short treasury futures contracts outstanding and the Government Income Fund had an average of 7 short and 13 long treasury futures contracts outstanding. Included in the Statements of Operations, the Intermediate Tax-Free Fund and Government Income Fund had $52,833 and $124,977 in net realized losses on treasury futures contracts, respectively, and $132,896 and $0 change in unrealized depreciation on treasury futures contracts, respectively, for the year ended August 31, 2012. At August 31, 2012, the following Fund had outstanding futures contracts as set forth below:

Fund	Expiration Date	Contracts	Description	Position	Unrealized Depreciation
Intermediate Tax-Free Fund	September 2012	60	U.S. 10 Year Notes	Short	$(132,896)

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (called) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds also may purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

During the year ended August 31, 2012, the Large-Cap Value Fund had average written and purchased options outstanding of 40 contracts and 192 contracts, respectively, while the Mid-Cap Value Fund had average purchased options outstanding of 240 contracts. Included in the Statements of Operations, the Large-Cap Value Fund had $25,232 in net realized losses and $19,936 in net change on unrealized appreciation on all option contracts, while the Mid-Cap Value Fund had $289,395 in net realized losses on all option contracts for the year ended August 31, 2012.

The following is a summary of written option activity:

	Large-Cap Value Fund
Contracts	Number of Contracts	Premium
Outstanding @ 8/31/2011	200	$46,599
Options written	16	14,402
Options expired	(200)	(46,599)
Options exercised	(16)	(14,402)
Options closed	—	—

Outstanding @ 8/31/2012	—	$—

At August 31, 2012, there were no outstanding written options.

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a

BMO Funds

fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of certain Funds’ foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2012, the Pyrford International Stock Fund, Pyrford Global Strategic Return Fund and Monegy High Yield Bond Fund entered into 3, 4 and 3 short forward foreign currency exchange contracts, respectively. Included in the Statements of Operations, the Pyrford International Stock Fund, Pyrford Global Strategic Return Fund, and Monegy High Yield Bond Fund had $0, $0 and $46,118 in net realized gains, respectively. The Pyrford International Stock Fund and the Pyrford Global Strategic Return Fund had $255,605 and $5,231 changes in net unrealized depreciation, respectively, while the Monegy High Yield Bond Fund had a $402 change in net unrealized appreciation on forward foreign currency exchange contacts. At August 31, 2012, the following Funds had outstanding short foreign currency exchange contracts:

Pyrford International Stock Fund
		Contract Amount			Unrealized Depreciation
Settlement Date	Currency	Buy	Sell	Value		Counterparty
October 15, 2012	Australian Dollar (AUD)	$8,437,800	AUD 8,400,000	$8,646,204	$(208,404)	State Street Bank London
October 15, 2012	Australian Dollar	666,678	690,000	710,224	(43,546)	State Street Bank London
October 15, 2012	Australian Dollar	511,000	500,000	514,655	(3,655)	State Street Bank London

					$(255,605)

Pyrford Global Strategic Return Fund
		Contract Amount			Unrealized Appreciation (Depreciation)
Settlement Date	Currency	Buy	Sell	Value		Counterparty
October 15, 2012	Australian Dollar (AUD)	$233,450	AUD 230,000	$236,741	$(3,291)	State Street Bank London
October 15, 2012	Australian Dollar	105,473	105,000	108,078	(2,605)	State Street Bank London
October 15, 2012	Australian Dollar	52,460	50,000	51,466	994	State Street Bank London
October 15, 2012	Australian Dollar	45,990	45,000	46,319	(329)	State Street Bank London

					$(5,231)

Monegy High Yield Bond Fund
		Contract Amount			Unrealized Appreciation
Settlement Date	Currency	Buy	Sell	Value		Counterparty
October 21, 2012	Euro (€)	$712,388	€565,938	$711,986	$402	JPMorgan Chase Bank

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Notes to Financial Statements (continued)

Additional information on each illiquid restricted security held by the Funds at August 31, 2012 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	5/3/2004	$65,000,000	$65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	2/1/2010	50,000,000	50,000,000

(1)	Security represents a quarterly floating rate funding agreement with a 90 day put feature whose maturity is extendable per the discretion of the Adviser.

Redemption Fees—The Funds (other than the Government Money Market Fund, Tax-Free Money Market Fund, Prime Money Market Fund, and effective February 8, 2012, the Ultra Short Tax-Free Fund) impose a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Securities Lending—Certain Funds participate in a securities lending program, providing for the lending of corporate bonds, equity, and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Investment transactions, including securities on loan and the related collateral, are recorded on a trade date basis, and therefore the Value of Securities Loaned and Payable on Collateral Due to Brokers in the table below may not accurately reflect the operational nature of the securities lending program. The Funds’ securities on loan were appropriately collateralized at August 31, 2012. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund also is subject to the risks associated with the investments of cash collateral received from the borrower.

Cash collateral received as part of the securities lending program was jointly pooled and invested in the following securities as of August 31, 2012 (1):

Description	Value
American Honda Finance Corp., 0.519%, 8/2/2013(2)	$19,999,440
ANZ National Ltd., 0.618%, 6/20/2013(2)	20,000,000
Bank of Nova Scotia, 0.705%, 7/19/2013(2)	15,032,685
Bank of Nova Scotia, 0.755%, 10/18/2012(2)	18,356,557
Blackrock Liquidity TempCash Money Market Fund, 0.162%	29,821,650
Blackrock Liquidity TempFund Money Market Fund, 0.147%	47,272,166
Canadian Imperial Bank, 0.600%, 10/22/2012(2)	20,011,360
Caterpillar, Inc., 0.535%, 11/21/2012(2)	15,010,185
Commonwealth Bank Australia, 0.568%, 9/10/2012(2)	25,000,000
Dreyfus Institutional Cash Advantage Money Market Fund, 0.137%	88,888,605
FCAR Owner Trust I, 0.480%, 2/1/2013(3)	24,930,000
Fidelity Institutional Money Market Fund, 0.172%	96,065,113
Fidelity Institutional Prime Money Market Fund, 0.109%	74,500,000
General Electric Corp., 0.575%, 11/1/2012(2)	25,010,950
General Electric Corp., 1.068%, 6/19/2013(2)	10,045,460
Goldman Sachs Money Market Fund, 0.173%	$49,078,719
Kells Funding, LLC, 0.530%, 1/28/2013(3)	24,933,750
Metlife Institutional Insurance FA, 0.868%, 12/7/2012(2)	10,001,090
Metlife Insurance FA, 0.717%, 11/29/2012(2)	20,000,000
National Australia Bank, 0.585%, 2/15/2013(2)	25,038,225
National Rural Utilities Co., 0.593%, 1/7/2013(2)	25,007,925
Prudential PLC, 0.770%, 2/1/2013(3)	24,902,680
Royal Bank of Canada, 0.650%, 11/9/2012(2)	25,019,325
Skandinaviska Enskilda Bank, 0.570%, 12/12/2012 (3)	23,572,756
Svenska Handelsbanken, 2.875%, 9/14/2012	25,018,378
Target Corp., 0.488%, 1/11/2013(2)	30,026,430
Unilever Capital Corp., 0.300%, 1/17/2013(3)	24,059,195
Western Asset Institutional Cash Reserves Money Market Fund, 0.172%	64,369,589
Western Asset Institutional Liquid Reserves Money Market Fund, 0.202%	75,300,000
Westpac Banking Corp., 0.522%, 8/2/2013(2)	24,999,275

Total	$1,001,271,508

(1)	The collateral pool is managed by the fixed income group within the Adviser. Each Fund owns a pro-rata interest in the collateral pool determined by the value of securities on loan for such Fund.
(2)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2012.
(3)	Each issue shows the rate of the discount at the time of purchase.

BMO Funds

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurements

Fair Valuation Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The following is a summary of the inputs used, as of August 31, 2012, in valuing the Funds’ assets:

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$147,102,605	$—	$—	$147,102,605
Short-Term Investments	1,957,143	43,999,854	—	45,956,997

Total	$149,059,748	$43,999,854	$—	$193,059,602

	Dividend Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$71,931,217	$—	$—	$71,931,217
Short-Term Investments	2,414,214	23,633,052	—	26,047,266

Total	$74,345,431	$23,633,052	$—	$97,978,483

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$188,883,563	$—	$—	$188,883,563
Short-Term Investments	3,692,284	76,830,902	—	80,523,186

Total	$192,575,847	$76,830,902	$—	$269,406,749

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$229,216,821	$—	$—	$229,216,821
Rights	—	—	47,740	47,740
Short-Term Investments	6,608,123	107,969,912	—	114,578,035

Total	$235,824,944	$107,969,912	$47,740	$343,842,596

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$223,082,579	$—	$—	$223,082,579
Short-Term Investments	4,541,091	105,979,661	—	110,520,752

Total	$227,623,670	$105,979,661	$—	$333,603,331

	Small-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$29,906,566	$—	$—	$29,906,566
Short-Term Investments	2,604,475	10,777,851	—	13,382,326

Total	$32,511,041	$10,777,851	$—	$43,288,892

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$536,932,426	$—	$—	$536,932,426
Short-Term Investments	20,016,925	257,006,762	—	277,023,687

Total	$556,949,351	$257,006,762	$—	$813,956,113

	Pyrford International Stock Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$109,271,222	$—	$109,271,222
Preferred Stocks(1)	—	1,668,680	—	1,668,680
Short-Term Investments	—	7,068,681	—	7,068,681

Total	$—	$118,008,583	$—	$118,008,583

Notes to Financial Statements (continued)

	Lloyd George Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Bermuda	$1,277,618	$3,563,732	$—	$4,841,350
Brazil	4,945,473	—	—	4,945,473
Chile	1,647,212	—	—	1,647,212
China	—	986,231	—	986,231
Colombia	711,555	—	—	711,555
Czech Republic	—	765,486	—	765,486
Hong Kong	—	6,043,899	—	6,043,899
India	—	2,408,279	—	2,408,279
Indonesia	—	1,838,932	—	1,838,932
Israel	—	968,032	—	968,032
Malaysia	—	2,195,827	—	2,195,827
Mauritius	—	1,030,755	—	1,030,755
Mexico	2,169,013	—	—	2,169,013
Peru	563,572	—	—	563,572
Philippines	—	2,377,085	—	2,377,085
Russia	1,107,104	1,738,303	—	2,845,407
Singapore	—	1,820,263	—	1,820,263
South Africa	—	5,429,628	—	5,429,628
South Korea	—	5,060,095	—	5,060,095
Taiwan	—	3,467,327	—	3,467,327
Thailand	1,051,048	1,576,004	—	2,627,052
Preferred Stocks(1)	1,705,626	—	—	1,705,626
Short-Term Investments	—	3,245,578	—	3,245,578

Total	$15,178,221	$44,515,456	$—	$59,693,677

	Pyrford Global Strategic Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$461,881	$—	$461,881
Belgium	—	81,079	—	81,079
Bermuda	—	309,780	—	309,780
Canada	477,445	—	—	477,445
Cayman Islands	—	355,270	—	355,270
France	—	273,590	—	273,590
Germany	—	123,087	—	123,087
Hong Kong	—	751,280	—	751,280
Israel	—	426,079	—	426,079
Japan	—	456,088	—	456,088
Malaysia	—	716,463	—	716,463
Netherlands	—	183,643	—	183,643
Norway	—	220,900	—	220,900
Singapore	—	700,222	—	700,222
Sweden	—	232,548	—	232,548
Switzerland	—	755,727	—	755,727
Taiwan	—	519,283	—	519,283
United Kingdom	—	547,423	—	547,423
United States	5,301,861	—	—	5,301,861
Preferred Stocks(1)	—	59,097	—	59,097
International Bonds	—	37,999,959	—	37,999,959
Short-Term Investments	—	2,677,504	—	2,677,504

Total	$5,779,306	$47,850,903	$—	$53,630,209

	Ultra Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$721,553,580	$844,375	$722,397,955
Short-Term Investments	23,798,895	55,682,447	—	79,481,342

Total	$23,798,895	$777,236,027	$844,375	$801,879,297

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$8,944,620	$—	$8,944,620
Collateralized Mortgage Obligations	—	7,788,471	—	7,788,471
Commercial Mortgage Securities	—	19,174,548	—	19,174,548
Corporate Bonds & Notes	—	89,300,167	1,837,323	91,137,490
Municipals	—	9,152,926	—	9,152,926
Mutual Funds	3,679,458	2,979,604	—	6,659,062
U.S. Government & U.S. Government Agency Obligations	—	33,965,607	—	33,965,607
U.S. Government Agency-Mortgage Securities	—	6,247,917	—	6,247,917
Short-Term Investments	4,841,104	38,437,572	—	43,278,676

Total	$8,520,562	$215,991,432	$1,837,323	$226,349,317

	Short-Intermediate Bond Fund
	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$3,351,673	$—	$3,351,673
Commercial Mortgage Securities	—	1,581,451	—	1,581,451
Corporate Bonds & Notes	—	88,263,778	3,024,400	91,288,178
U.S. Government & U.S. Government Agency Obligations	—	57,463,881	—	57,463,881
U.S. Government Agency-Mortgage Securities	—	612,374	—	612,374
Short-Term Investments	7,004,810	68,498,487	—	75,503,297

Total	$7,004,810	$219,771,644	$3,024,400	$229,800,854

	Intermediate Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$1,028,118,971	$1,529,525	$1,029,648,496
Short-Term Investments	44,255,659	637,552	—	44,893,211

Total	$44,255,659	$1,028,756,523	$1,529,525	$1,074,541,707

	Government Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,629,031	$—	$2,629,031
Collateralized Mortgage Obligations	—	26,412,935	—	26,412,935
Commercial Mortgage Securities	—	23,970,017	—	23,970,017
Corporate Bonds & Notes	—	3,073,128	2,268,300	5,341,428
U.S. Government & U.S. Government Agency Obligations	—	2,025,699	—	2,025,699
U.S. Government Agency-Mortgage Securities	—	211,185,087	—	211,185,087
Short-Term Investments	19,054,993	43,638,512	—	62,693,505

Total	$19,054,993	$312,934,409	$2,268,300	$334,257,702

BMO Funds

	TCH Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$8,304,104	$—	$8,304,104
Corporate Bonds & Notes	—	122,228,627	—	122,228,627
Municipals	—	617,365	—	617,365
Short-Term Investments	3,510,708	21,170,485	—	24,681,193

Total	$3,510,708	$152,320,581	$—	$155,831,289

	Aggregate Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$3,432,709	$—	$3,432,709
Collateralized Mortgage Obligations	—	21,221,205	—	21,221,205
Commercial Mortgage Securities	—	24,498,112	—	24,498,112
Corporate Bonds & Notes	—	255,899,088	—	255,899,088
Municipals	—	5,725,290	—	5,725,290
U.S. Government & U.S. Government Agency Obligations	—	129,124,198	—	129,124,198
U.S. Government Agency-Mortgage Securities	—	144,224,277	—	144,224,277
Short-Term Investments	27,531,958	187,201,893	—	214,733,851

Total	$27,531,958	$771,326,772	$—	$798,858,730

	TCH Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$11,347,314	$—	$11,347,314
Commercial Mortgage Securities	—	978,270	—	978,270
Corporate Bonds & Notes	—	104,708,888	—	104,708,888
Municipals	—	370,419	—	370,419
U.S. Government & U.S. Government Agency Obligations	—	10,947,990	—	10,947,990
U.S. Government Agency-Mortgage Securities	—	17,990,843	—	17,990,843
Short-Term Investments	7,800,389	26,826,820	—	34,627,209

Total	$7,800,389	$173,170,544	$—	$180,970,933

	Monegy High Yield Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$101,891,916	$—	$101,891,916
Short-Term Investments	3,737,143	—	—	3,737,143

Total	$3,737,143	$101,891,916	$—	$105,629,059

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$128,185,000	$—	$128,185,000
Repurchase Agreements	—	182,958,011	—	182,958,011
U.S. Government & U.S. Government Agency Obligations	—	124,988,226	—	124,988,226

Total	$—	$436,131,237	$—	$436,131,237

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$730,579,131	$—	$730,579,131
Mutual Funds	5,255,179	—	—	5,255,179

Total	$5,255,179	$730,579,131	$—	$735,834,310

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$397,586,144	$—	$397,586,144
Commercial Paper	—	736,666,145	—	736,666,145
Funding Agreements	—	115,000,000	—	115,000,000
Municipals	—	744,775,000	—	744,775,000
Mutual Funds	80,000,000	—	—	80,000,000
Notes-Variable	—	254,998,589	—	254,998,589
Repurchase Agreements	—	536,845,867	—	536,845,867
Trust Demand Notes	—	143,000,000	—	143,000,000
U.S. Government & U.S. Government Agency Obligations		212,776,517		212,776,517

Total	$80,000,000	$3,141,648,262	$—	$3,221,648,262

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

	Unrealized Appreciation/(Depreciation) On Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total
Pyrford International Stock Fund
Short Forward Contracts	$—	$(255,605)	$—	$(255,605)
Pyrford Global Strategic Return Fund
Short Forward Contracts	—	(5,231)	—	(5,231)
Intermediate Tax-Free Fund
Short Futures Contracts	(132,896)	—	—	(132,896)
Monegy High Yield Bond Fund
Short Forward Contracts	—	402	—	402

Total	$(132,896)	$(260,434)	$—	$(393,330)

(1)	All sub-categories within Common Stocks and Preferred Stocks represent either entire Level 1 or Level 2 evaluation status.

Notes to Financial Statements (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Fund	Beginning balance September 1, 2011	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases		(Sales)	Change in unrealized appreciation during the period for Level 3 Investments held at end of period	Ending balance August 31, 2012
Mid-Cap Value Fund
Share Purchase Rights	$—	$—	$—	$0	*	$—	$47,740	$47,740
Ultra Short Tax-Free Fund
Municipals	—	844,375	—	—		—	—	844,375
Short-Term Income Fund
Corporate Bonds & Notes	1,805,490	—	—	—		—	31,833	1,837,323
Short-Intermediate Bond Fund
Corporate Bonds & Notes	2,972,000	—	—	—		—	52,400	3,024,400
Intermediate Tax-Free Fund
Municipals	—	1,529,525	—	—		—	—	1,529,525
Government Income Fund
Corporate Bonds & Notes	2,229,000	—	—	—		—	39,300	2,268,300

*	Share Purchase Rights received on August 10, 2012 at no cost via a spin-off corporate action related to Liberty Interactive Corp.

One corporate bond security held in both Short-Intermediate Bond Fund and Government Income Fund was categorized as Level 3 and had a fair value of $3,024,400 and $2,268,300, respectively. This security was thinly-traded and as a result was no longer being priced by the independent pricing vendor. As a result, the investment team located a more actively-traded security whose characteristics (yield, coupon, maturity, etc.) were substantially similar to this security. Price fluctuations on the actively-traded security were analyzed on a monthly basis and taken into consideration when recommending a fair value of the Level 3 security to the Board of Directors’ Pricing Committee. Key unobservable inputs related to this security include yield and credit spread, which generally react inversely with the price of fixed income securities. All additional Funds containing Level 3 securities represent less than 1% of net assets as of August 31, 2012.

It is the Funds’ policy to recognize transfers between category levels at the end of the period. As described in Note 2, the values of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when a significant change in value of U.S. traded securities occurs, as measured by the Russell 1000 Index. As a result of such an event at August 31, 2012, certain securities held in the Lloyd George Emerging Markets Equity Fund were fair valued by the service and categorized in Level 2 but did not require fair valuation at August 31, 2011 and were therefore categorized in Level 1. The Ultra Short Tax-Fee Fund and Intermediate Tax-Free Fund held a common security at August 31, 2011, which received an evaluated price and was categorized in Level 2. As a result of debt restructuring and an absence of 3rd part pricing availability, the security was priced by the Adviser and categorized in Level 3.

The following is a reconciliation of transfers between category levels from August 31, 2011 to August 31, 2012, represented by recognizing the August 31, 2012 market value of securities previously classified as Level 1 and 2 as of August 31, 2011 that transferred hierarchies to Level 2 and 3 as of August 31, 2012:

	Lloyd George Emerging Markets Equity Fund	Ultra Short Tax-Free Fund	Intermediate Tax-Free Fund
Transfers into Level 1	$—	$—	$—
Transfers out of Level 1	$(8,960,259)	$—	$—

Net Transfers in (out) of Level 1	$(8,960,259)	$—	$—

Transfers into Level 2	$8,960,259	$—	$—
Transfers out of Level 2	$—	$(844,375)	$(1,529,525)

Net Transfers in (out) of Level 2	$8,960,259	$(844,375)	$(1,529,525)

Transfers into Level 3	$—	$844,375	$1,529,525
Transfers out of Level 3	$—	$—	$—

Net Transfers in (out) of Level 3	$—	$844,375	$1,529,525

BMO Funds

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Large-Cap Value Fund		Dividend Income Fund	Large-Cap Growth Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Period Ended August 31, 2012(2)	Year Ended August 31, 2012	Year Ended August 31, 2011
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$13,066,125	$21,885,911	$27,560,538	$23,464,442	$18,196,217
Advisor class of shares(1)	—	90,467	—	—	68,329
Institutional class of shares	9,923,332	8,830,682	47,878,146	19,460,151	10,553,672
Transfers from termination of Advisor class	—	6,266,135	—	—	6,107,987

Net proceeds from sale of shares	$22,989,457	$37,073,195	$75,438,684	$42,924,593	$34,926,205
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$625,063	$446,024	$265,877	$—	$51,154
Advisor class of shares(1)	—	13,159	—	—	—
Institutional class of shares	716,242	439,875	483,028	—	306,694

Net proceeds from shares issued	$1,341,305	$899,058	$748,905	$—	$357,848
Cost of shares redeemed:
Investor class of shares	$(14,750,182)	$(48,066,835)	$(1,618,181)	$(14,939,047)	$(17,031,637)
Advisor class of shares(1)	—	(438,281)	—	—	(185,742)
Institutional class of shares	(27,017,000)	(32,972,108)	(4,077,381)	(49,154,531)	(18,079,305)
Transfers from termination of Advisor class	—	(6,266,135)	—	—	(6,107,987)

Net cost of shares redeemed	$(41,767,182)	$(87,743,359)	$(5,695,562)	$(64,093,578)	$(41,404,671)
Redemption fees	$9,475	$5,536	$14	$7,911	$3,420

Net change resulting from fund share transactions in dollars	$(17,426,945)	$(49,765,570)	$70,492,041	$(21,161,074)	$(6,117,198)

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	1,155,176	2,041,008	2,691,995	1,734,303	1,483,512
Advisor class of shares(1)	—	8,863	—	—	6,034
Institutional class of shares	853,273	819,494	4,686,815	1,383,672	844,380
Transfers from termination of Advisor class	—	605,874	—	—	520,724

Net sale of shares	2,008,449	3,475,239	7,378,810	3,117,975	2,854,650
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	57,609	42,710	25,315	—	4,183
Advisor class of shares(1)	—	1,322	—	—	—
Institutional class of shares	66,013	42,269	45,939	—	25,016

Net shares issued	123,622	86,301	71,254	—	29,199
Shares redeemed:
Investor class of shares	(1,313,126)	(4,240,213)	(154,633)	(1,154,790)	(1,356,842)
Advisor class of shares(1)	—	(44,051)	—	—	(16,376)
Institutional class of shares	(2,391,837)	(2,966,919)	(385,645)	(3,745,482)	(1,447,529)
Transfers from termination of Advisor class	—	(605,874)	—	—	(520,724)

Net shares redeemed	(3,704,963)	(7,857,057)	(540,278)	(4,900,272)	(3,341,471)

Net change resulting from fund share transactions in shares	(1,572,892)	(4,295,517)	6,909,786	(1,782,297)	(457,622)

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

Notes to Financial Statements (continued)

	Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011(2)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$16,459,576	$31,378,867	$16,939,756	$49,546,024	$6,548,063	$27,670,070
Advisor class of shares(1)	—	106,895	—	38,627	—	—
Institutional class of shares	7,617,592	19,594,337	11,497,849	26,012,419	1,517,977	3,482,547
Transfers from termination of Advisor class	—	7,001,452	—	4,232,879	—	—

Net proceeds from sale of shares	$24,077,168	$58,081,551	$28,437,605	$79,829,949	$8,066,040	$31,152,617
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$526,309	$654,276	$—	$—	$—	$—
Advisor class of shares(1)	—	—	—	—	—	—
Institutional class of shares	592,130	586,121	—	—	—	—

Net proceeds from shares issued	$1,118,439	$1,240,397	$—	$—	$—	$—
Cost of shares redeemed:
Investor class of shares	$(29,272,605)	$(49,344,442)	$(25,169,276)	$(35,206,230)	$(3,739,669)	$(3,706,372)
Advisor class of shares(1)	—	(232,509)	—	(118,940)	—	—
Institutional class of shares	(24,198,544)	(26,612,123)	(60,850,906)	(33,400,639)	(736,041)	(439,100)
Transfers from termination of Advisor class	—	(7,001,452)	—	(4,232,879)	—	—

Net cost of shares redeemed	$(53,471,149)	$(83,190,526)	$(86,020,182)	$(72,958,688)	$(4,475,710)	$(4,145,472)
Redemption fees	$9,735	$17,089	$13,417	$6,420	$1,420	$—

Net change resulting from fund share transactions in dollars	$(28,265,807)	$(23,851,489)	$(57,569,160)	$6,877,681	$3,591,750	$27,007,145

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	1,319,634	2,428,961	880,574	2,527,388	682,010	2,779,743
Advisor class of shares(1)	—	9,106	—	2,341	—	—
Institutional class of shares	633,788	1,527,559	600,572	1,378,264	162,816	351,398
Transfers from termination of Advisor class	—	584,014	—	241,578	—	—

Net sale of shares	1,953,422	4,549,640	1,481,146	4,149,571	844,826	3,131,141
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	44,043	52,722	—	—	—	—
Advisor class of shares(1)	—	—	—	—	—	—
Institutional class of shares	49,675	47,306	—	—	—	—

Net shares issued	93,718	100,028	—	—	—	—
Shares redeemed:
Investor class of shares	(2,371,018)	(3,843,340)	(1,336,069)	(1,955,444)	(390,284)	(388,005)
Advisor class of shares(1)	—	(20,039)	—	(7,182)	—	—
Institutional class of shares	(1,944,489)	(2,133,001)	(3,138,472)	(1,776,827)	(72,996)	(47,608)
Transfers from termination of Advisor class	—	(584,014)	—	(241,578)	—	—

Net shares redeemed	(4,315,507)	(6,580,394)	(4,474,541)	(3,981,031)	(463,280)	(435,613)

Net change resulting from fund share transactions in shares	(2,268,367)	(1,930,726)	(2,993,395)	168,540	381,546	2,695,528

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(3)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

BMO Funds

Small-Cap Growth Fund		Pyrford International Stock Fund	Lloyd George Emerging Markets Equity Fund		Pyrford Global Strategic Return Fund	Ultra Short Tax-Free Fund
Year Ended August 31, 2012	Year Ended August 31, 2011	Period Ended August 31, 2012(3)	Year Ended August 31, 2012	Year Ended August 31, 2011	Period Ended August 31, 2012(3)	Year Ended August 31, 2012	Year Ended August 31, 2011

$101,504,351	$281,595,057	$40,630,044	$8,422,583	$5,266,262	$12,433,973	$94,363,815	$52,567,160
—	1,533,897	—	—	123,165	—	—	—
74,947,774	40,070,319	79,006,460	13,540,720	7,100,026	44,402,011	603,773,096	307,027,764
—	9,776,510	—	—	828,355	—	—	—

$176,452,125	$332,975,783	$119,636,504	$21,963,303	$13,317,808	$56,835,984	$698,136,911	$359,594,924

$19,098,636	$—	$—	$950,384	$1,100,550	$—	$630,636	$533,751
—	—	—	—	—	—	—	—
11,024,348	—	—	3,098,942	3,795,199	—	1,105,179	874,384

$30,122,984	$—	$—	$4,049,326	$4,895,749	$—	$1,735,815	$1,408,135

$(136,319,090)	$(141,963,455)	$(3,477,177)	$(2,949,450)	$(7,298,621)	$(870,696)	$(42,755,545)	$(31,155,320)
—	(15,542,716)	—	—	(12,787)	—	—	—
(64,143,706)	(58,531,183)	(6,063,885)	(6,426,940)	(19,414,001)	(2,362,735)	(292,251,634)	(212,090,802)
—	(9,776,510)	—	—	(828,355)	—	—	—

$(200,462,796)	$(225,813,864)	$(9,541,062)	$(9,376,390)	$(27,553,764)	$(3,233,431)	$(335,007,179)	$(243,246,122)
$72,902	$75,634	$23,557	$2,532	$670	$4,036	$52,067	$77,070

$6,185,215	$107,237,553	$110,118,999	$16,638,771	$(9,339,537)	$53,606,589	$364,917,614	$117,834,007

5,679,118	14,657,766	4,050,172	643,044	297,694	1,241,678	9,366,704	5,225,298
—	92,590	—	—	6,722	—	—	—
4,197,598	2,148,448	7,799,273	1,028,437	404,676	4,364,878	59,960,816	30,555,680
—	564,044	—	—	45,688	—	—	—

9,876,716	17,462,848	11,849,445	1,671,481	754,780	5,606,556	69,327,520	35,780,978

1,098,886	—	—	71,619	62,817	—	62,615	53,084
—	—	—	—	—	—	—	—
628,168	—	—	233,354	216,374	—	109,790	87,034

1,727,054	—	—	304,973	279,191	—	172,405	140,118

(7,650,676)	(7,692,006)	(337,614)	(212,051)	(457,602)	(86,388)	(4,242,152)	(3,099,384)
—	(902,733)	—	—	(690)	—	—	—
(3,525,198)	(3,142,920)	(581,510)	(467,441)	(1,176,466)	(234,591)	(29,021,602)	(21,126,963)
—	(564,044)	—	—	(45,688)	—	—	—

(11,175,874)	(12,301,703)	(919,124)	(679,492)	(1,680,446)	(320,979)	(33,263,754)	(24,226,347)

427,896	5,161,145	10,930,321	1,296,962	(646,475)	5,285,577	36,236,171	11,694,749

Notes to Financial Statements (continued)

	Short-Term Income Fund		Short-Intermediate Bond Fund		Intermediate Tax-Free Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$53,361,304	$32,437,664	$7,988,342	$7,225,687	$435,118,279	$289,504,406
Advisor class of shares(1)	—	116,172	—	52,801	—	—
Institutional class of shares	34,920,876	48,622,913	21,550,963	13,852,539	200,019,252 (2)	189,888,994	(3)
Transfers from termination of Advisor class	—	4,047,584	—	4,713,421	—	—

Net proceeds from sale of shares	$88,282,180	$85,224,333	$29,539,305	$25,844,448	$635,137,531	$479,393,400
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$1,215,227	$1,072,687	$877,929	$910,004	$13,856,348	$9,856,322
Advisor class of shares(1)	—	25,939	—	18,377	—	—
Institutional class of shares	885,461	602,349	1,456,412	1,346,991	333,503	102,713	(3)

Net proceeds from shares issued	$2,100,688	$1,700,975	$2,334,341	$2,275,372	$14,189,851	$9,959,035
Cost of shares redeemed:
Investor class of shares	$(30,737,058)	$(25,083,461)	$(11,833,054)	$(25,431,645)	$(130,425,894)	$(327,201,622)
Advisor class of shares(1)	—	(117,347)	—	(188,652)	—	—
Institutional class of shares	(22,682,270)	(35,451,647)	(15,895,959)	(24,493,863)	(33,824,436)	(28,926,204	)(3)
Transfers from termination of Advisor class	—	(4,047,584)	—	(4,713,421)	—	—

Net cost of shares redeemed	$(53,419,328)	$(64,700,039)	$(27,729,013)	$(54,827,581)	$(164,250,330)	$(356,127,826)
Redemption fees	$53,222	$30,809	$4,328	$15,010	$67,677	$67,889

Net change resulting from fund share transactions in dollars	$37,016,762	$22,256,078	$4,148,961	$(26,692,751)	$485,144,729	$133,292,498

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	5,691,590	3,468,384	779,588	725,238	39,372,819	27,356,663
Advisor class of shares(1)	—	12,428	—	5,284	—	—
Institutional class of shares	3,711,347	5,202,230	2,098,027	1,397,332	18,107,884 (2)	18,226,615	(3)
Transfers from termination of Advisor class	—	432,855	—	473,378	—	—

Net sale of shares	9,402,937	9,115,897	2,877,615	2,601,232	57,480,703	45,583,278
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	129,602	114,638	85,453	91,432	1,252,029	935,310
Advisor class of shares(1)	—	2,770	—	1,841	—	—
Institutional class of shares	94,411	64,326	141,806	135,417	30,330	9,787	(3)

Net shares issued	224,013	181,734	227,259	228,690	1,282,359	945,097
Shares redeemed:
Investor class of shares	(3,269,629)	(2,683,220)	(1,155,832)	(2,556,272)	(11,789,929)	(31,356,358)
Advisor class of shares(1)	—	(12,517)	—	(18,962)	—	—
Institutional class of shares	(2,419,063)	(3,789,541)	(1,548,463)	(2,472,693)	(3,049,594)	(2,763,660	)(3)
Transfers from termination of Advisor class	—	(432,855)	—	(473,378)	—	—

Net shares redeemed	(5,688,692)	(6,918,133)	(2,704,295)	(5,521,305)	(14,839,523)	(34,120,018)

Net change resulting from fund share transactions in shares	3,938,258	2,379,498	400,579	(2,691,383)	43,923,539	12,408,357

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Includes $118,407,280 of paid in-capital received from an in-kind subscription merger of three affiliated unregistered municipal bond funds effective as of the close of business on April 4, 2012. The total value received of $118,407,280 from this non-taxable event represented $111,966,450 in securities cost, $407,614 in net unrealized appreciation and $1,033,216 in accrued interest in exchange for 10,735,021 Institutional Class of shares at time of merger.
(3)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.

BMO Funds

Government Income Fund		TCH Corporate Income Fund		Aggregate Bond Fund		TCH Core Plus Bond Fund
Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

$22,472,012	$27,307,719	$35,675,544	$10,831,682	$94,153,944	$118,833,970	$36,361,110	$27,253,240
—	90,514	—	21,810	—	211,869	—	—
6,791,908	6,555,126	13,019,752	22,222,097	57,403,310	90,704,788	20,857,537	15,505,172
—	5,626,964	—	1,886,703	—	2,583,857	—	—

$29,263,920	$39,580,323	$48,695,296	$34,962,292	$151,557,254	$212,334,484	$57,218,647	$42,758,412

$12,134,588	$11,091,003	$1,327,073	$1,114,568	$11,252,829	$9,236,406	$3,404,481	$2,727,467
—	27,225	—	17,051	—	9,292	—	—
2,062,709	3,555,040	3,134,188	3,247,158	10,244,110	10,330,446	2,486,996	2,382,785

$14,197,297	$14,673,268	$4,461,261	$4,378,777	$21,496,939	$19,576,144	$5,891,477	$5,110,252

$(55,927,279)	$(111,501,683)	$(9,013,222)	$(11,580,528)	$(39,068,413)	$(34,131,508)	$(11,011,026)	$(7,745,575)
—	(202,904)	—	(29,152)	—	(30,324)	—	—
(13,127,455)	(74,120,911)	(5,345,171)	(1,049,598)	(51,030,243)	(37,873,098)	(9,748,534)	(6,240,906)
—	(5,626,964)	—	(1,886,703)	—	(2,583,857)	—	—

$(69,054,734)	$(191,452,462)	$(14,358,393)	$(14,545,981)	$(90,098,656)	$(74,618,787)	$(20,759,560)	$(13,986,481)
$12,530	$19,993	$9,924	$16,675	$35,661	$5,002	$6,426	$3,680

$(25,580,987)	$(137,178,878)	$38,808,088	$24,811,763	$82,991,198	$157,296,843	$42,356,990	$33,885,863

2,285,719	2,750,725	2,833,054	876,601	8,583,610	10,946,244	3,163,686	2,406,773
—	8,966	—	1,738	—	18,959	—	—
696,878	655,737	1,039,572	1,800,511	5,254,023	8,362,069	1,824,885	1,360,832
—	554,895	—	151,591	—	232,213	—	—

2,982,597	3,970,323	3,872,626	2,830,441	13,837,633	19,559,485	4,988,571	3,767,605

1,255,736	1,131,100	105,363	91,377	1,034,478	867,079	295,343	242,788
—	2,691	—	1,359	—	833	—	—
214,319	364,129	251,082	266,010	942,759	970,623	215,862	212,230

1,470,055	1,497,920	356,445	358,746	1,977,237	1,838,535	511,205	455,018

(5,759,070)	(11,271,146)	(716,053)	(946,488)	(3,551,513)	(3,179,879)	(951,467)	(682,996)
—	(20,084)	—	(2,329)	—	(2,725)	—	—
(1,350,635)	(7,562,212)	(435,734)	(84,925)	(4,636,505)	(3,519,185)	(842,593)	(553,343)
—	(554,895)	—	(151,591)	—	(232,213)	—	—

(7,109,705)	(19,408,337)	(1,151,787)	(1,185,333)	(8,188,018)	(6,934,002)	(1,794,060)	(1,236,339)

(2,657,053)	(13,940,094)	3,077,284	2,003,854	7,626,852	14,464,018	3,705,716	2,986,284

Notes to Financial Statements (continued)

	Monegy High Yield Bond Fund	Government Money Market Fund		Tax-Free Money Market Fund
	Period Ended August 31, 2012(1)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$58,793,560	$1,169,472,644	$3,020,822,884	$509,462,421	$568,158,629
Advisor class of shares	—	—	—	—	—
Institutional class of shares	49,173,888	1,370,367,464	2,089,889,084	2,275,745,588	1,763,183,361
Transfers from termination of Advisor class	—	—	—	—	—

Net proceeds from sale of shares	$107,967,448	$2,539,840,108	$5,110,711,968	$2,785,208,009	$2,331,341,990
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$1,531,601	$6,948	$14,618	$43,660	$84,287
Advisor class of shares	—	—	—	—	—
Institutional class of shares	1,202,231	2,147	25,734	129,962	183,727

Net proceeds from shares issued	$2,733,832	$9,095	$40,352	$173,622	$268,014
Cost of shares redeemed:
Investor class of shares	$(2,995,149)	$(1,324,258,528)	$(3,118,146,997)	$(592,457,387)	$(623,783,216)
Advisor class of shares	—	—	—	—	—
Institutional class of shares	(3,095,846)	(1,279,880,984)	(2,159,833,803)	(2,307,224,713)	(1,757,194,199)
Transfers from termination of Advisor class	—	—	—	—	—

Net cost of shares redeemed	$(6,090,995)	$(2,604,139,512)	$(5,277,980,800)	$(2,899,682,100)	$(2,380,977,415)
Redemption fees	$407	$—	$—	$—	$—

Net change resulting from fund share transactions in dollars	$104,610,692	$(64,290,309)	$(167,228,480)	$(114,300,469)	$(49,367,411)

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	5,850,532	1,169,472,644	3,020,822,884	509,462,421	568,158,339
Advisor class of shares	—	—	—	—	—
Institutional class of shares	4,894,272	1,370,367,464	2,089,889,084	2,275,745,588	1,763,182,498
Transfers from termination of Advisor class	—	—	—	—	—

Net sale of shares	10,744,804	2,539,840,108	5,110,711,968	2,785,208,009	2,331,340,837
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	150,338	6,948	14,618	43,660	84,287
Advisor class of shares	—	—	—	—	—
Institutional class of shares	118,069	2,147	25,734	129,962	183,727

Net shares issued	268,407	9,095	40,352	173,622	268,014
Shares redeemed:
Investor class of shares	(294,830)	(1,324,258,528)	(3,118,146,997)	(592,457,387)	(623,783,216)
Advisor class of shares	—	—	—	—	—
Institutional class of shares	(303,875)	(1,279,880,984)	(2,159,833,803)	(2,307,224,713)	(1,757,194,199)
Transfers from termination of Advisor class	—	—	—	—	—

Net shares redeemed	(598,705)	(2,604,139,512)	(5,277,980,800)	(2,899,682,100)	(2,380,977,415)

Net change resulting from fund share transactions in shares	10,414,506	(64,290,309)	(167,228,480)	(114,300,469)	(49,368,564)

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(2)	Reflects operations for the period from September 1, 2011 to December 19, 2011 (termination of Advisor class of shares).

BMO Funds

Prime Money Market Fund
Year Ended August 31, 2012		Year Ended August 31, 2011

$2,704,886,079		$2,990,676,176
15,001,800	(2)	74,412,772
6,914,910,979		9,918,525,106
61,537,780		—

$9,696,336,638		$12,983,614,054

$37,977		$29,428
1,589	(2)	6,510
471,195		680,371

$510,761		$716,309

$(2,879,849,108)		$(3,001,981,049)
(19,357,491	)(2)	(76,592,282)
(7,145,586,624)		(9,831,901,515)
(61,537,780)		—

$(10,106,331,003)		$(12,910,474,846)
$—		$—

$(409,483,604)		$73,855,517

2,704,886,079		2,990,676,176
15,001,800	(2)	74,412,772
6,914,910,979		9,918,525,106
61,537,780		—

9,696,336,638		12,983,614,054

37,977		29,428
1,589	(2)	6,510
471,195		680,371

510,761		716,309

(2,879,849,108)		(3,001,981,049)
(19,357,491	)(2)	(76,592,282)
(7,145,586,624)		(9,831,901,515)
(61,537,780)		—

(10,106,331,003)		(12,910,474,846)

(409,483,604)		73,855,517

Notes to Financial Statements (continued)

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—The Adviser receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets (“ADNA”) as listed below.

	Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Dividend Income Fund(1)	0.50	0.49	0.45	0.40
Large-Cap Growth Fund	0.75	0.74	0.70	0.65
Mid-Cap Value Fund	0.75	0.74	0.70	0.65
Mid-Cap Growth Fund	0.75	0.74	0.70	0.65
Small-Cap Value Fund	0.75	0.75	0.75	0.75
Small-Cap Growth Fund	1.00	1.00	1.00	1.00
Pyrford International Stock Fund(1)	0.80	0.79	0.75	0.70
Lloyd George Emerging Markets Equity Fund(2)	0.90	0.89	0.85	0.80
Pyrford Global Strategic Return Fund(1)	0.80	0.79	0.75	0.70
Ultra Short Tax-Free Fund	0.20	0.19	0.10	0.10
Short-Term Income Fund	0.20	0.19	0.10	0.10
Short-Intermediate Bond Fund	0.40	0.39	0.30	0.25
Intermediate Tax-Free Fund	0.30	0.29	0.20	0.15
Government Income Fund	0.40	0.39	0.30	0.25
TCH Corporate Income Fund	0.25	0.24	0.15	0.10
Aggregate Bond Fund	0.40	0.39	0.30	0.25
TCH Core Plus Bond Fund	0.25	0.24	0.15	0.10
Monegy High Yield Bond Fund(1)	0.50	0.50	0.50	0.50

(1)	Fund inception date is December 29, 2011.
(2)	Effective December 29, 2011. Prior to December 29, 2011, the annual rates were 1.00, 0.99, 0.95 and 0.90, respectively.

	Fund’s ADNA
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090

The Pyrford International Stock Fund and Pyrford Global Strategic Return Fund’s sub-adviser is Pyrford International Ltd., an affiliate of the Adviser. The Lloyd George Emerging Markets Equity Fund’s sub-adviser is Lloyd George Management (Hong Kong) Limited, an affiliate of the Adviser. Prior to December 29, 2011, the Lloyd George Emerging Markets Equity Fund’s sub-adviser was Trilogy Global Advisors, LP. The TCH Corporate Income Fund and TCH Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. The Monegy High Yield Bond Fund’s sub-adviser is Monegy, Inc., an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

BMO Funds

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to the date of the Funds’ next updated prospectus unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

	Annualized Contractual Expense Limitation
Fund	Investor Class	Institutional Class
Large-Cap Value Fund	1.24%	0.99%
Dividend Income Fund(1)	0.90	0.65
Large-Cap Growth Fund	1.24	0.99
Mid-Cap Value Fund	1.24	0.99
Mid-Cap Growth Fund	1.24	0.99
Small-Cap Value Fund	1.24	0.99
Small-Cap Growth Fund	1.44	1.19
Pyrford International Stock Fund(1)	1.24	0.99
Lloyd George Emerging Markets Equity Fund(2)	1.40	1.15
Pyrford Global Strategic Return Fund(1)	1.24	0.99
Ultra Short Tax-Free Fund	0.55	0.30
Short-Term Income Fund	0.60	0.35
Short-Intermediate Bond Fund	0.80	0.55
Intermediate Tax-Free Fund	0.55	0.50
Government Income Fund	0.80	0.55
TCH Corporate Income Fund	0.80	0.55
Aggregate Bond Fund	0.80	0.55
TCH Core Plus Bond Fund	0.80	0.55
Monegy High Yield Bond Fund(1)	0.90	0.65
Government Money Market Fund	0.45	0.20
Tax-Free Money Market Fund	0.45	0.20
Prime Money Market Fund(3)	0.45	0.20
(1)	Fund inception date is December 29, 2011.
(2)	Effective December 29, 2011. Prior to December 29, 2011, the annual rates were 1.50% and 1.25%, respectively.
(3)	The Prime Money Market Fund’s Advisor Class terminated on December 19, 2011. Prior to termination date, the Prime Money Market Advisor Class annual rate was 0.75%.

For the year ended August 31, 2012, the Adviser chose to voluntarily waive beyond its contractual expense limitations for the following Funds in the following amounts:

Fund	Additional Fees Waived
Government Money Market Fund	$666,960
Tax-Free Money Market Fund	49,450
Prime Money Market Fund	987,441

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with BMO Funds U.S. Services (“Fund Services”), each Fund pays Fund Services at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. Prior to June 1, 2012, Fund Services was a division of M&I Trust Company, NA (“M&I Trust”). On June 1, 2012, M&I Trust transferred the Fund Services division to the Adviser. The fee paid to Fund Services is used to finance certain services for shareholders and to maintain shareholder accounts. Fund Services may voluntarily choose to waive any portion of its fee. Fund Services can modify or terminate this voluntary waiver at any time at its sole discretion.

Notes to Financial Statements (continued)

Administrative Fee—Prior to June 1, 2012 under the terms of an Administrative Services Agreement, M&I Trust provided the Funds with administrative personnel and services. On June 1, 2012, M&I Trust assigned the Administration Services Agreement to the Adviser. The fee paid to the Adviser is based on each Fund’s average daily net assets with respect to the Equity Funds and Fixed Income Funds and the aggregate average daily net assets of all the Money Market Funds as listed below.

Equity & Fixed Income Funds		Money Market Funds
Annual Rate	ADNA	Annual Rate	ADNA
0.0925%	on the first $250 million	0.0400%	on the first $2 billion
0.0850	on the next $250 million	0.0300	on the next $2 billion
0.0800	on the next $200 million	0.0250	on the next $2 billion
0.0400	on the next $100 million	0.0200	on the next $2 billion
0.0200	on the next $200 million	0.0100	in excess of $8 billion
0.0100	in excess of $1.0 billion

Custodian Fees—M&I Trust is the Funds’ custodian, except for the Pyrford International Stock Fund, Lloyd George Emerging Markets Equity Fund and Pyrford Global Strategic Return Fund, for which State Street Bank and Trust Company maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets consisting of two basis points on the first $250,000,000 and one basis point thereafter for the period.

Distribution Services Fee—The Prime Money Market Fund had previously been subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorized payments by the Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provided that the Fund may incur distribution expenses of 0.30% of the average daily net assets of the Fund’s Advisor Class shares. The Prime Money Market Advisor Class terminated as of December 19, 2011.

Securities Lending —The Funds pay a portion of net revenue from securities lending to M&I Trust for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these fees. The following amounts were paid for the year ended August 31, 2012:

Fund	Fees Paid
Large-Cap Value Fund	$26,843
Dividend Income Fund	4,683
Large-Cap Growth Fund	35,363
Mid-Cap Value Fund	47,567
Mid-Cap Growth Fund	80,752
Small-Cap Value Fund	9,498
Small-Cap Growth Fund	328,921
Pyrford International Stock Fund	2,095
Short-Term Income Fund	22,537
Short-Intermediate Bond Fund	51,046
Government Income Fund	30,971
TCH Corporate Income Fund	16,796
Aggregate Bond Fund	131,830
TCH Core Plus Bond Fund	21,308

BMO Funds

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at year-end are noted in the Fund’s Schedule of Investments. Transactions during the year with entities that are affiliates as of August 31, 2012 are as follows:

Fund/Security	Value, Beginning of Period	Purchases	Sales Proceeds	Net Change in Unrealized Depreciation	Dividends Credited to Income	Value, End of Period
Large-Cap Value Fund Prime Money Market Fund, Class I, 0.176%	$—	$38,212,491	$36,255,348	$—	$6,309	$1,957,143
Dividend Income Fund Prime Money Market Fund, Class I, 0.176%	—	64,777,340	62,363,126	—	3,968	2,414,214
Large-Cap Growth Fund Prime Money Market Fund, Class I, 0.176%	—	100,605,102	96,912,818	—	9,899	3,692,284
Mid-Cap Value Fund Prime Money Market Fund, Class I, 0.176%	—	65,582,840	58,974,717	—	18,380	6,608,123
Mid-Cap Growth Fund Prime Money Market Fund, Class I, 0.176%	—	81,526,232	76,985,141	—	8,690	4,541,091
Small-Cap Value Fund Prime Money Market Fund, Class I, 0.176%	—	14,685,644	12,081,169	—	3,229	2,604,475
Small-Cap Growth Fund Safeguard Scientifics, Inc.	19,743,636	—	—	(754,212)	—	18,989,424
Prime Money Market Fund, Class I, 0.176%	—	204,802,684	184,785,759	—	27,429	20,016,925
Ultra Short Tax-Free Fund Tax-Free Money Market Fund, Class I, 0.208%	33,366,087	632,215,306	641,782,498	—	78,382	23,798,895
Short-Term Income Fund Prime Money Market Fund, Class I, 0.176%	—	112,434,578	107,593,474	—	21,755	4,841,104
Short-Intermediate Bond Fund Prime Money Market Fund, Class I, 0.176%	—	166,465,395	159,460,585	—	20,900	7,004,810
Intermediate Tax-Free Fund Tax-Free Money Market Fund, Class I, 0.208%	42,929,058	362,641,361	361,314,760	—	111,838	44,255,659
Government Income Fund Government Money Market Fund, Class I, 0.011%	—	155,779,167	136,724,174	—	1,260	19,054,993
TCH Corporate Income Fund Prime Money Market Fund, Class I, 0.176%	4,018,890	92,894,167	93,402,349	—	10,845	3,510,708
Aggregate Bond Fund Prime Money Market Fund, Class I, 0.176%	—	535,130,620	507,598,662	—	64,249	27,531,958
TCH Core Plus Bond Fund Prime Money Market Fund, Class I, 0.176%	6,903,852	107,833,342	106,936,805	—	10,916	7,800,389
Monegy HighYield Bond Fund Prime Money Market Fund, Class I, 0.176%	—	75,627,221	71,890,078	—	7,314	3,737,143

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes, although the Money Market Funds cannot participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. The Large-Cap Growth Fund, Mid-Cap Value Fund, and TCH Core Plus Bond Fund utilized this program as borrower, and the Prime Money Market Fund as lender for the year ended August 31, 2012. No interfund borrowing or lending balances existed as of August 31, 2012. For the year ended August 31, 2012, the average daily lending balances were $11, $21 and $65,251, and the weighted average interest rates were 0.705%, 0.705%, and 0.752%, respectively.

Investment Transactions—The Funds, on occasion, may purchase or sell a security with another Fund or client of the Adviser pursuant to procedures approved by the Directors.

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receives any compensation from the Funds.

6.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $15,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency

Notes to Financial Statements (continued)

purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.250% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (LIBOR). The LOC includes a commitment fee of 0.125% per annum on the daily unused portion, which during the fiscal year was paid by the Adviser. The Tax-Free Money Market Fund utilized the LOC during the year ended August 31, 2012. No borrowings were outstanding under the LOC at August 31, 2012. For the year ended August 31, 2012, the Tax-Free Money Market Fund’s average daily loan balance outstanding was $13,960, and the weighted average interest rate was 1.400%.

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the year ended August 31, 2012 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large-Cap Value Fund	$180,048,372	$192,146,367	$—	$—
Dividend Income Fund (1)	78,272,922	10,204,108	—	—
Large-Cap Growth Fund	315,062,834	333,727,001	—	—
Mid-Cap Value Fund	68,998,664	96,700,483	—	—
Mid-Cap Growth Fund	161,586,489	220,501,987	—	—
Small-Cap Value Fund	17,809,660	15,259,862	—	—
Small-Cap Growth Fund	450,424,893	489,727,925	—	—
Pyrford International Stock Fund (1)	117,409,940	11,852,113	—	—
Lloyd George Emerging Markets Equity Fund	54,315,569	42,654,722	—	—
Pyrford Global Strategic Return Fund (1)	15,142,330	2,401,884	53,270,851	15,065,565
Ultra Short Tax-Free Fund	1,008,322,403	662,706,633	—	—
Short-Term Income Fund	90,511,564	64,431,884	45,412,249	30,909,265
Short-Intermediate Bond Fund	77,007,851	79,850,096	207,989,661	207,102,553
Intermediate Tax-Free Fund	772,382,829	391,970,927	—	—
Government Income Fund	30,949,625	32,841,838	944,791,787	958,299,687
TCH Corporate Income Fund	114,812,299	77,461,042	—	1,160,543
Aggregate Bond Fund	304,301,385	245,059,745	1,183,436,016	1,148,549,934
TCH Core Plus Bond Fund	114,796,428	82,514,407	26,721,461	20,517,799
Monegy High Yield Bond Fund (1)	111,241,909	11,782,000	—	—

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization, and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the net asset value of the Funds.

The Funds complied with the Financial Accounting Standards Board (“FASB”) interpretation Accounting for Uncertainty in Income Taxes, which provides guidance for how uncertain tax provisions should be recognized, measured, presented, and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds, have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2012. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

BMO Funds

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, derivatives, foreign currency, and the discount accretion/premium amortization of debt securities.

	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$172,391,204		$24,499,165	$(3,830,767)	$20,668,398
Dividend Income Fund	94,105,308		5,171,639	(1,298,464)	3,873,175
Large-Cap Growth Fund	249,743,880		22,024,937	(2,362,068)	19,662,869
Mid-Cap Value Fund	306,475,779		48,176,825	(10,810,008)	37,366,817
Mid-Cap Growth Fund	281,723,971		60,080,063	(8,200,703)	51,879,360
Small-Cap Value Fund	41,384,243		3,830,514	(1,925,865)	1,904,649
Small-Cap Growth Fund	763,263,911		92,857,240	(42,165,038)	50,692,202
Pyrford International Stock Fund	113,195,234		7,536,992	(2,726,525)	4,810,467
Lloyd George Emerging Markets Equity Fund	54,189,932		7,226,365	(1,725,914)	5,500,451
Pyrford Global Strategic Return Fund	53,158,047		889,850	(423,161)	466,689
Ultra Short Tax-Free Fund	799,575,091		2,470,059	(165,853)	2,304,206
Short-Term Income Fund	224,366,963		3,191,461	(1,209,107)	1,982,354
Short-Intermediate Bond Fund	225,838,640		5,014,051	(1,051,837)	3,962,214
Intermediate Tax-Free Fund	1,021,793,085		53,223,108	(474,486)	52,748,622
Government Income Fund	329,781,694		6,480,406	(2,004,398)	4,476,008
TCH Corporate Income Fund	146,284,060		9,978,252	(431,023)	9,547,229
Aggregate Bond Fund	782,747,126		16,456,467	(344,863)	16,111,604
TCH Core Plus Bond Fund	169,617,232		11,832,539	(478,838)	11,353,701
Monegy High Yield Bond Fund	102,802,028		3,235,054	(408,045)	2,827,009
Government Money Market Fund	436,131,237	*	—	—	—
Tax-Free Money Market Fund	735,834,310	*	—	—	—
Prime Money Market Fund	3,221,648,262	*	—	—	—
*	at amortized cost

Notes to Financial Statements (continued)

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2012 and 2011 was as follows:

	2012			2011
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$1,555,196	$—	$—	$1,064,385	$—	$—
Dividend Income Fund	791,870	—	—	—	—	—
Large-Cap Growth Fund	—	—	—	421,542	—	—
Mid-Cap Value Fund	1,335,904	—	—	1,472,665	—	—
Mid-Cap Growth Fund	—	—	—	—	—	—
Small-Cap Value Fund	—	—	—	—	—	—
Small-Cap Growth Fund		—	31,823,454	—	—	—
Pyrford International Stock Fund	—	—	—	—	—	—
Lloyd George Emerging Markets Equity Fund	1,375,427	—	2,721,487	3,154,941	—	1,840,777
Pyrford Global Strategic Return Fund	—	—	—	—	—	—
Ultra Short Tax-Free Fund	4,772	7,391,741	4,772	50,748	5,523,704	—
Short-Term Income Fund	3,495,063	—	—	3,082,641	—	—
Short-Intermediate Bond Fund	3,131,504	—	—	3,095,292	—	—
Intermediate Tax-Free Fund	218,145	23,560,101	294,793	850,582	15,768,406	373,740
Government Income Fund	10,956,506	—	5,717,087	17,176,935	—	—
TCH Corporate Income Fund	5,000,078	—	532,555	4,290,267	—	625,190
Aggregate Bond Fund	21,578,870	—	1,727,279	20,750,409	—	277,313
TCH Core Plus Bond	5,621,139	—	536,854	4,389,197	—	919,980
Monegy High Yield Bond Fund	2,934,701	—	—	—	—	—
Government Money Market Fund	51,823	—	—	149,408	—	—
Tax-Free Money Market Fund	77,393	1,678,512	14,649	59,803	2,161,718	44,892
Prime Money Market Fund	4,116,624	—	—	4,265,991	—	—
(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2012, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$948,355	$—	$—	$(8,058,927)	$20,668,398
Dividend Income Fund	262,948	—	—	(10,471)	3,873,175
Large-Cap Growth Fund	404,698	—	15,056,712	—	19,662,869
Mid-Cap Value Fund	926,325	—	9,009,688	—	37,366,817
Mid-Cap Growth Fund	—	—	9,729,768	(632,371)	51,879,360
Small-Cap Value Fund	32,211	—	—	(284,078)	1,904,649
Small-Cap Growth Fund	—	—	33,923,394	(3,057,155)	50,692,202
Pyrford International Stock Fund	2,812,213	—	—	—	4,810,467
Lloyd George Emerging Markets Equity Fund	638,786	—	3,503,106	—	5,500,451
Pyrford Global Strategic Return Fund	—	—	—	(129,503)	471,920
Ultra Short Tax Free Fund	38,400	—	50,391	—	2,304,206
Short-Term Income Fund	25,498	—	—	(3,519,645)	1,982,354
Short-Intermediate Bond Fund	—	—	—	(28,776,069)	3,952,187
Intermediate Tax-Free Fund	3,577,627	486,093	3,027,868	—	53,208,581
Government Income Fund	1,420,791	—	915,721	—	4,476,008
TCH Corporate Income Fund	1,408,917	—	1,001,880	—	9,547,229
Aggregate Bond Fund	10,211,522	—	2,486,328	—	16,111,604
TCH Core Plus Bond Fund	1,534,979	—	1,094,636	—	11,353,701
Monegy High Yield Bond Fund	47,430	—	2,402	—	2,827,009
Government Money Market Fund	220	—	80	—	—
Tax-Free Money Market Fund	—	53	—	—	—
Prime Money Market Fund	13,401	—	2,560	—	—

BMO Funds

At August 31, 2012, certain Funds had capital loss carryforwards, which may reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire In:						Not Subject to Expiration
Fund	2013	2014	2015	2016	2018	2019	ST	LT	Total
Large-Cap Value Fund	$—	$—	$—	$—	$8,058,927	$—	$—	$—	$8,058,927
Dividend Income Fund	—	—	—	—	—	—	10,471	—	10,471
Small-Cap Value Fund	—	—	—	—	—	—	210,106	—	210,106
Pyrford Global Strategic Return Fund	—	—	—	—	—	—	108,016	—	108,016
Short-Term Income Fund	797,744	906,238	983,288	216,882	—	—	—	—	2,904,152
Short-Intermediate Bond Fund	—	2,100,216	4,819,127	—	20,798,157	952,005	—	—	28,669,505

Under The Registered Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Modernization Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Modernization Act.

During the fiscal year ended August 31, 2012, the Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, and Short-Term Income Funds, respectively, utilized $23,361,562, $7,690,340, $2,275,419, $7,271,215, and $727,122 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year ended August 31, 2012, in the amount of $1,179,193.

As of August 31, 2012, the Small-Cap Value, Short-Term Income, and Short-Intermediate Bond Funds had $73,972, $615,493 and $106,564 of post-October losses, which are deferred until fiscal year 2013 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of August 31, 2012, the Mid-Cap Growth, Small-Cap Growth, and Pyrford Global Strategic Return Funds, respectively, had $632,371, $3,057,155 and $21,487 of qualified late-year ordinary loss, which are deferred until fiscal year 2013 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2012, the percentages that qualify for the dividend received deduction available to corporate shareholders were as follows:

Large-Cap Value Fund	100.00%
Dividend Income Fund	100.00
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	100.00
Small-Cap Value Fund	100.00

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2012, the percentages that are designated as qualified dividend income were as follows:

Large-Cap Value Fund	100.00%
Dividend Income Fund	100.00
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	100.00
Lloyd George Emerging Markets Equity Fund	63.80

For Federal income tax purposes, the Small-Cap Growth, Lloyd George Emerging Markets Equity, Ultra Short Tax-Free, Intermediate Tax-Free, Government Income, TCH Corporate Income, Aggregate Bond, TCH Core Plus Bond, and Tax-Free Money Market Funds designate long-term capital gain dividends of $31,823,454, $2,721,487, $4,772, $294,793, $5,717,087, $532,555, $1,727,279, $536,854, and $14,649, respectively, or the amounts determined to be necessary, for the year ended August 31, 2012.

For Federal income tax purposes, the Short-Term Income, Short-Intermediate Bond, Government Income, TCH Corporate Income, Aggregate Bond, TCH Core Plus Bond, Monegy High Yield Bond, Government Money Market, and Prime Money Market Funds designate qualified interest income dividends of $3,500,251, $3,129,660, $6,562,713, $4,575,108, $11,909,494, $5,307,986, $2,893,762, $50,969, and $3,901,599, respectively, or the amounts determined to be necessary, for the year ended August 31, 2012.

For Federal income tax purposes, the Lloyd George Emerging Markets Equity, Ultra Short Tax-Free, Intermediate Tax-Free, Government Income, TCH Corporate Income, Aggregate Bond, TCH Core Plus Bond, Tax-Free Money Market, and Prime Money Market Funds, designate qualified short-term capital gain dividends of $56,244, $4,772, $218,145, $4,435,970, $410,380, $9,656,059, $304,781, $77,393, and $157,633, respectively, or the amounts determined to be necessary, for the year ended August 31, 2012.

Notes to Financial Statements (continued)

For Federal income tax purposes, the Ultra Short Tax-Free, Intermediate Tax-Free and Tax-Free Money Market Funds designate tax-exempt dividends dividends of $7,250,931, $23,325,244 and $1,700,359, respectively, or the amounts determined to be necessary, for the year ended August 31, 2012.

Pursuant to Section 853 of the Code, the Pyrford International Stock and Lloyd George Emerging Markets Equity Funds, respectively, designate $2,885,714 and $1,197,088 of income derived from foreign sources and $219,472 and $218,791 of foreign taxes paid, or the amounts determined to be necessary, for the year ended August 31, 2012.

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2012, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Pyrford International Stock Fund	$0.2640	$0.0201
Lloyd George Emerging Markets Equity Fund	0.2730	0.0499

10.	Recently Issued Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the effect ASU No. 2011-11 may have on the Funds’ financial statements.

11.	Subsequent Events

On August 8, 2012, the Board of Directors approved the registration of the BMO Low Volatility Equity Fund, BMO Short Tax-Free Fund, and BMO TCH Emerging Markets Bond Fund to become effective on September 28, 2012. All three Funds offer both Investor and Institutional classes of shares.

Effective September 1, 2012, M&I Trust, the custodian to the Funds and a wholly-owned subsidiary of BMO, merged into BMO Harris Bank N.A., another wholly-owned subsidiary of BMO.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of BMO Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BMO Large-Cap Value Fund, BMO Dividend Income Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Growth Fund, BMO Pyrford International Stock Fund, BMO Lloyd George Emerging Markets Equity Fund, BMO Pyrford Global Strategic Return Fund, BMO Ultra Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Short-Intermediate Bond Fund, BMO Intermediate Tax-Free Fund, BMO Government Income Fund, BMO TCH Corporate Income Fund, BMO Aggregate Bond Fund, BMO TCH Core Plus Bond Fund, BMO Monegy High Yield Bond Fund, BMO Government Money Market Fund, BMO Tax-Free Money Market Fund, and BMO Prime Money Market Fund (each a series of BMO Funds, collectively referred to as the “Funds”) as of August 31, 2012, and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through August 31, 2010 were audited by other auditors whose report dated October 21, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2012 and the results of their operations, the changes in their net assets and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Milwaukee, WI

October 24, 2012

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds as of August 31, 2012. The address of each director, except Ms. Costello, is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The address of Ms. Costello is c/o BMO Financial Corp., 111 West Monroe Street, Chicago, Illinois 60603. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 70	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	22	None
Ridge A. Braunschweig Age: 59	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	22	None
Benjamin M. Cutler Age: 67	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since 2004.	22	None
John A. Lubs Age: 64	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010.	22	None
James Mitchell Age: 65	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007.	22	None
Barbara J. Pope Age: 64	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	22	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

Directors and Officers of the Funds (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 55	Director and President	Since May 1999	Vice President of the Adviser and BMO Harris Bank***, since 1998.	22	None
Ellen M. Costello** Age: 57	Director	Since September 2011	Director, President and Chief Executive Officer of BMO Financial Corp. and U.S. Country Head, since July 2011; Director, BMO Harris Bank and the Adviser, since 2006; President and Chief Executive Officer of BMO Financial Corp., from 2006 to July 2011; Director, Chair and Chief Executive Officer of Harris Bankcorp, Inc. from 2006 to November 2011 and of its wholly-owned subsidiary, Harris N.A., from 2006 to July 2011.	22	None

* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust (now, BMO Harris Bank). Ms. Costello is an “interested person” of the Corporation due to the positions that she holds with the Adviser and BMO.

*** Effective September 1, 2012, M&I Trust merged into BMO Harris Bank.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 39	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
John D. Boritzke Age: 56	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and BMO Harris Bank*, since 2008; Vice President of the Adviser and BMO Harris Bank*, 1993-2008.
Linda S. VanDenburgh Age: 55	Secretary	Elected by the Board annually; since August 2011	Senior Counsel and Vice President of BMO Harris Bank, since 2010; Senior Counsel at Northern Trust, 2004-2010.
Stephen R. Oliver Age: 61	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008 and Anti-Money Laundering Officer; since January 2009	Vice President of BMO Harris Bank*, since March 2006; Vice President of M&I Distributors, LLC, since 2007.
* Effective September 1, 2012, M&I Trust merged into BMO Harris Bank.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval of Continuation of Advisory and Subadvisory Agreements

During the reporting period, the Board of Directors (the “Board”) of BMO Funds (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (formerly M&I Investment Management Corp.) (the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”) and the continuation of sub-advisory agreements (each a “Subadvisory Agreement” and together, the “Subadvisory Agreements”) with Taplin, Canida & Habacht, LLC (“TCH”) on behalf of BMO TCH Core Plus Bond Fund and BMO TCH Corporate Income Fund, with Lloyd George Management (Hong Kong) Limited (“Lloyd George”) on behalf of BMO Lloyd George Emerging Markets Equity Fund, with Monegy, Inc. (formerly HIM Monegy, Inc.) (“Monegy”) on behalf of BMO Monegy High Yield Bond Fund and with Pyrford International Ltd. (“Pyrford”) on behalf of BMO Pyrford Global Strategic Return Fund and BMO Pyrford International Stock Fund, all for an additional year ending August 31, 2013. TCH, Lloyd George, Monegy and Pyrford are referred to herein as a “Sub-Adviser” and collectively as the “Sub-Advisers.”

In connection with its consideration of the Advisory and Subadvisory Agreements, the Board requested and reviewed extensive information provided by the Adviser and the Sub-Advisers in response to requests of the Independent Directors and their independent legal counsel. At Board meetings held on July 11 and August 8, 2012, the Board met with management of the Adviser and with representatives of Sub-Advisers and discussed the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Advisers, as applicable. In evaluating the Advisory and Subadvisory Agreements, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Funds and their ongoing review of information and discussions with the Funds’ portfolio managers throughout the year at Board meetings. The Independent Directors also met separately in executive session with their independent legal counsel to review and consider the information provided by the Adviser regarding the Advisory Agreement, and the information provided by the Sub-Advisers regarding the Subadvisory Agreements.

Based on their review, the Independent Directors and full Board concluded that it was in the best interests of the Funds to approve the continuation of the Advisory and Subadvisory Agreements. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser and Sub-Advisers to the Funds, the Board reviewed information describing the resources and key personnel of the Adviser and Sub-Advisers, including the personnel who provide investment management services to the Funds. The Board reviewed information concerning the advisory functions performed for the Funds, as well as other services performed by the Adviser and Sub-Advisers, including managing the execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions, compliance with Fund policies and procedures and with applicable securities laws and regulations, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers.

Review of Fund Performance

The Board reviewed each Fund’s (other than BMO Dividend Income Fund, BMO Monegy High Yield Bond Fund, BMO Pyrford Global Strategic Return Fund and BMO Pyrford International Stock Fund, which are new funds and had less than one year of performance) performance percentile rankings within its Lipper Inc. (“Lipper”) category through May 31, 2012, as provided by the Adviser, and noted that all but one Fund (BMO Large-Cap Growth Fund) were ranked at or above the median. The Board also reviewed the Funds’ Morningstar rankings (except for the money market funds, which are not ranked by Morningstar) and noted that all of the funds except for BMO Short-Intermediate Bond Fund were ranked 3 stars or better, with the large majority ranked either 4 or 5 stars. The Board also focused on the performance of Funds for periods following portfolio team or Sub-Adviser changes. In cases where the Adviser had instituted changes, the Board evaluated the resulting short-term Fund performance and was satisfied to continue monitoring Fund performance. In certain cases, Funds had short-term performance that was less attractive then benchmarks or comparative funds, but the Board was satisfied that the portfolio managers continue to appropriately pursue their strategies and the Board would continue to monitor results.

Costs of Services Provided and Profits Realized by the Adviser and Sub-Advisers

The Board reviewed information provided by the Adviser from Strategic Insight’s Simfund database comparing each Fund’s advisory fee and net expense ratio to the advisory fee and net expense ratio of the comparable Morningstar, Inc. peer group (for the equity and fixed-income Funds) or Strategic Insight peer group (for the money market Funds only). The Board considered that the Adviser has agreed to contractual expense limitations for the Funds until at least July 6, 2013 (December 29, 2012 for BMO Dividend Income Fund, Pyrford International Stock Fund, Pyrford Global Strategic Return Fund and Monegy High Yield Bond Fund) (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations. The Board also reviewed the management fees charged by the Adviser to its separate account clients. Although the average separate account fees for certain investment strategies were lower than the advisory fees for Funds with similar investment strategies, the Board noted management’s statements that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including management for daily liquidity,

BMO Funds

oversight of the Funds’ other service providers, Board support, regulatory compliance and additional efforts by the portfolio managers.

In reviewing the information, the Board noted that the advisory fees and net expense ratios (for each class) of each Fund were below or within an acceptable range of the median advisory fees and net expense ratios of their respective peer groups.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates, and particularly focused on the financial strength of the ultimate parent company of the Advisor and Sub-Advisers, the Bank of Montreal (“BMO”), and BMO’s commitment, financial and otherwise, to the global asset management business in the Funds.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s asset size and net expense ratio giving effect to each Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser and Sub-Advisers

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees, and securities lending revenue, and that the Adviser and Sub-Advisers engage in soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients. The Board noted that, other than the services provided by the Adviser and Sub-Advisers pursuant to the Advisory and Subadvisory Agreements and the related fees to be paid by each Fund, the Adviser and Sub-Advisers therefore may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the continuation of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each applicable Fund.

NOTES

NOTES

NOTES

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofundsus.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1377

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

1-800-236-FUND (3863)

414-287-8555

www.bmofundsus.com

M&I Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

© 2012 BMO Financial Group	Investment Products are: Not FDIC Insured	No Bank Guarantee	May Lose Value

12-328-012 (9/12)

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs, and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by KPMG LLP during the fiscal year 2012 and 2011 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2012	$320,000
Fiscal year ended August 31, 2011	$295,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2012	$50,000
Fiscal year ended August 31, 2011	$48,000

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended August 31, 2012	$64,000
Fiscal year ended August 31, 2011	$57,000

(d) All Other Fees.

Fiscal year ended August 31, 2012	None
Fiscal year ended August 31, 2011	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc. d/b/a BMO Funds

/s/ John M. Blaser
By: John M. Blaser
President
(Principal Executive Officer)
October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By: John M. Blaser
President
(Principal Executive Officer)
October 23, 2012

/s/ Timothy M. Bonin
By: Timothy M. Bonin
Treasurer
(Principal Financial Officer)
October 23, 2012